UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05577

The Glenmede Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One Congress Street, Suite 1

Boston, MA 02114

(Address of Principal Executive Offices)(Zip Code)

Michael P. Malloy, Esq.

Secretary

Faegre Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-442-8299

Date of Fiscal Year End: October 31

Date of Reporting Period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

The Glenmede Fund, Inc.
The Glenmede Portfolios
Annual Report
October 31, 2023

The performance for the portfolios shown on pages 2 to 22 represents past performance and is not a guarantee of future results. A portfolio’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost.
An investment in a portfolio is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank.
Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
The reports concerning the portfolios included in this shareholder report may contain certain forwardlooking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser’s predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the portfolios. The adviser believes these forwardlooking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Glenmede Fund, Inc.
The Glenmede Portfolios

1

The Glenmede Fund, Inc. and the Glenmede Portfolios
President’s Letter
Dear Shareholder:
We are pleased to present the annual report of the Glenmede family of funds for the fiscal year ended October 31, 2023. At the fiscal year end on October 31, 2023, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively, the “Glenmede Funds”) consisted of 18 Portfolios with total assets of $5.4 billion.
The fiscal year began with a strong rebound in stock prices, but the calendar year ended with price weakness. Market swings were influenced by inflation data, central bankers’ rate actions, and concerns that the economy would eventually be pulled into a recession and corporate earnings would be reduced to levels below estimates.  Investor sentiment improved in the first half of 2023 with increased optimism on economic growth supported by strength in employment and consumer spending.  The fiscal year ended with increased volatility as investor sentiments turned negative after July, due to the sharp rise in energy prices, slowing labor growth, the United Auto Workers strike, government shutdown risk, and hawkish Federal Reserve (“Fed”) commentary.
Equity markets produced mixed results for the fiscal year ended October 31, 2023. Investor exuberance about artificial intelligence (“AI”) boosted demand for large growth stocks while small caps underperformed due to recessionary fears. The S&P 500® Index1 gained 10.1% for the fiscal year. Small cap stocks, as represented by the Russell 2000® Index1, declined -8.6%. International markets outperformed with the MSCI World Ex US Index up 12.6% for the fiscal year.
Bond yields continued their upward trajectory across the yield curve which has remained inverted. The Federal Reserve Open Market Committee (“Committee”) continued to raise rates through July and paused after its September 20th meeting. Fed Chair Powell stated that although they took another pause, the Committee is firm on lowering inflation and will likely need to hike rates again in the future. The market remained skittish, fearing that higher rates for longer could result in a possible economic slowdown for the United States. Similar to equity markets, fixed income also produced mixed results for the fiscal year with the Bloomberg Aggregate Index1 returning 0.4%. Short duration debt held up better during the period with the ICE BofAML 1-3 year US Municipal Securities Index gaining 2.3%.
The Glenmede Quantitative U.S. Large Cap Growth Equity Portfolio achieved a four star (★★★★) Overall Morningstar RatingTM2 among 1,126 Large Cap Growth Equity Funds for the period ended October 31, 2023 (based on risk adjusted returns). The Glenmede Quantitative U.S. Small Cap Equity Portfolio achieved a four star (★★★★) Overall Morningstar RatingTM2 among 595 Small Blend Funds for the period ended October 31, 2023 (based on risk adjusted returns). The Glenmede Quantitative U.S. Total Market Equity Portfolio achieved a four star (★★★★) Overall Morningstar RatingTM2 among 379 Mid Cap Value Equity Funds for the period ended October 31, 2023 (based on risk adjusted returns). The Glenmede Secured Options Portfolio achieved a four star (★★★★) Overall Morningstar RatingTM2 among 169 Option Trading Funds for the period ended October 31, 2023 (based on risk adjusted returns).
We have included Portfolio Highlights for each individual Portfolio in this report. We welcome any questions about the Glenmede Funds and thank our shareholders for their continued support.
Sincerely,
Kent E. Weaver, Jr.
President
November, 2023
2

Past performance is no guarantee of future results.
   Mutual fund investing involves risks. Principal loss is possible. Shareholders should consult each Portfolio’s prospectus  for  a complete listing of risks associated with their Portfolio(s).
   Certain Portfolios invest in foreign securities which, especially in emerging markets, will involve greater volatility and political, economic and currency risks and differences in accounting methods.
  The Small Cap Equity Portfolio and Quantitative U.S. Small Cap Equity Portfolio invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility than larger companies.
   The Strategic Equity Portfolio, Equity Income Portfolio and Small Cap Equity Portfolio may invest in IPOs and the market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer.
   Short sales by the Quantitative U.S. Long/Short Equity Portfolio and the Quantitative U.S. Total Market Equity Portfolio involve leverage risk, credit exposure to brokers that execute the short sales and have potentially unlimited losses.
  Use of derivatives by the Secured Options Portfolio and the Global Secured Options Portfolio may involve greater liquidity, counterparty, credit and pricing risks.
   The Muni Intermediate Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by political and economic factors in the issuer’s region. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of such income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.
    Investments in asset backed and mortgage backed securities by the Core Fixed Income Portfolio include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.
    The High Yield Municipal Portfolio invests in “Junk Bonds” which are securities rated below investment grade and are high risk investments that have greater credit risk, are less liquid and have more volatile prices than investment grade bonds.
    The Secured Options Portfolio and the Global Secured Options Portfolio invest in options which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. Covered call writing may limit the upside of an underlying security. This investment may not be suitable for all investors.
    The application of the social, governance and/or environmental standards of the Responsible ESG U.S. Equity Portfolio and the women in leadership criteria of the Women in Leadership U.S. Equity Portfolio will affect each Portfolio’s exposure to certain issuers, industries, sectors, regions and countries and may impact the relative performance of these Portfolios, either positively or negatively, depending on whether such investments are in or out of favor.
    The Equity Income Portfolio invests in dividend paying stocks.  Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.  Dividend paying securities can fall out of favor with the market, causing the Portfolio during such periods to underperform funds that do not focus on dividends.
Diversification does not assure a profit or protect against a loss in a declining market.
An investment in a Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or bank.
[1]	The indices are defined on pages 23 to 25.
[2]	©2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-end mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
3

As of October 31, 2023, the Glenmede Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class and Institutional Class) was rated against the following numbers of U.S.-domiciled Large Cap Growth Equity funds over the following time periods: 1,126 funds overall and 1,126 funds in the last three years, 1,039 funds in the last five years and 808 funds in the last ten years. With respect to these Large Cap Growth Equity funds, the Glenmede Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class) received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★★★ stars, ★★★ stars and ★★★★ stars for the three-, five- and ten year periods, respectively (based on risk adjusted returns). With respect to these Large Cap Growth Equity funds, the Glenmede Quantitative U.S. Large Cap Growth Equity Portfolio (Institutional Class) received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★★★ stars, ★★★★ stars and ★★★★ stars for the three-, five- and ten year periods, respectively (based on risk adjusted returns). As of October 31, 2023, the Glenmede Quantitative U.S. Small Cap Equity Portfolio was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 595 funds overall, 595 funds in the last three years and 556 funds in the last five years. With respect to these Small Blend funds, the Glenmede Quantitative U.S. Small Cap Equity Portfolio received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★★★ stars and ★★★★★ stars for the three- and five- year periods, respectively (based on risk adjusted returns). As of October 31, 2023, the Quantitative U.S. Total Market Equity Portfolio was rated against the following numbers of U.S.- domiciled Mid-Cap Value funds over the following time periods: 379 funds overall, 379 funds in the last three years, 363 funds in the last five years and 269 funds in the last ten years. With respect to these Mid-Cap Value funds, the Quantitative U.S. Total Market Equity Portfolio received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★★ stars, ★★★ stars and ★★★★★ stars for the three-, five- and ten-year periods, respectively (based on risk adjusted returns). As of October 31, 2023, the Secured Options Portfolio (Advisor Class and Institutional Class) was rated against the following numbers of U.S.- domiciled Option Trading funds over the following time periods: 169 funds overall, 169 funds in the last three years, 83 funds in the last five years and 22 funds in the last ten years. With respect to these Option Trading funds, the Secured Options Portfolio (Advisor Class) received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★★ stars, ★★★ stars and ★★★★★ starts for the three-, five- and ten year periods, respectively (based on risk adjusted returns). With respect to these Option Trading funds, the Secured Options Portfolio (Institutional Class) received an Overall Morningstar Rating™ of ★★★ stars and a Morningstar Rating™ of ★★★★ stars, ★★★ stars and ★★★★★ starts for the three-, five- and ten year periods, respectively (based on risk adjusted returns).
This material must be preceded or accompanied by a current prospectus.
The Glenmede Fund, Inc. and The Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/23.
Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global Ratings. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ’AAA’, which is the highest grade, to ’D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as non-rated.
A Portfolio’s holdings and allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to a Portfolio’s Schedule of Portfolio Investments contained in this report for a full listing of portfolio holdings.
4

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Core Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Core Equity Portfolio – Advisor Class	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Index	Morningstar Large Blend Average
Year ended 10/31/23	4.42%	-0.43%	5.74%	9.48%	7.62%
Five Years ended 10/31/23	6.42%	3.63%	4.85%	10.71%	8.96%
Ten Years ended 10/31/23	9.06%	7.24%	7.21%	10.88%	8.98%
Inception (02/27/04) through 10/31/23[1]	8.61%	7.57%	7.25%	9.00%	7.49%
Quantitative U.S. Large Cap Core Equity Portfolio – Institutional Class
Year ended 10/31/23	4.65%	-0.29%	5.88%	9.48%	7.62%
Five Years Ended 10/31/23	6.64%	3.79%	5.00%	10.71%	8.96%
Inception (12/30/15) through 10/31/23[2]	8.40%	6.31%	6.58%	11.15%	9.64%
For the fiscal year ended October 31, 2023, the Portfolio’s Advisor Shares underperformed the Russell 1000® Index by 5.06% and the Morningstar Large Blend Average by 3.20%, respectively, returning 4.42%. The Portfolio’s performance had net negative contributions from multifactor stock selection models, including biases towards stocks with lower valuations. The Portfolio was negatively impacted from lower market capitalizations and underexposures to the largest constituents versus the Russell 1000® Index. Seven companies contributed about 78% of the positive return for the Index. The average stock (equal-weighted) in the index underperformed with a return of about +0.4%. The Portfolio had positive relative stock performance in three of eleven sectors. The most favorable contributions from stock selection came in the energy and industrials sectors. The most negative contributions from stock selection were in the information technology and financial sectors. Industry group biases had a net positive impact on performance, including relative overweightings in communication services, and relative underweightings in financials and utilities stocks. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2023 Prospectuses, are 0.84% (Advisor Shares) and 0.64% (Institutional Shares). These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Core Equity Portfolio - Advisor Class vs.
Russell 1000® Index and
Morningstar Large Blend Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1] Returns are for the period beginning March 1, 2004 for Morningstar Large Blend Average.
[2] Returns are for the period beginning January 1, 2016 for Morningstar Large Blend Average.
The indices and certain terms are defined on pages 23 to 25.
5

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Growth Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Growth Equity Portfolio – Advisor Class	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Growth Index	Morningstar Large Growth Average
Year ended 10/31/23	6.84%	4.99%	5.18%	18.95%	14.19%
Five Years ended 10/31/23	11.29%	7.85%	8.58%	14.22%	10.14%
Ten Years ended 10/31/23	12.24%	10.20%	9.87%	13.82%	10.52%
Inception (02/27/04) through 10/31/23[1]	10.22%	9.12%	8.70%	10.50%	8.33%
Quantitative U.S. Large Cap Growth Equity Portfolio – Institutional Class
Year ended 10/31/23	7.05%	5.13%	5.32%	18.95%	14.19%
Five Years Ended 10/31/23	11.51%	8.01%	8.74%	14.22%	10.14%
Inception (11/05/15) through 10/31/23[2]	11.30%	8.97%	8.92%	13.90%	10.55%
For the fiscal year ended October 31, 2023, the Portfolio’s Advisor Shares underperformed the Russell 1000® Growth Index by 12.11% and the Morningstar Large Growth Average by 7.35%, respectively, returning 6.84%. The Portfolio’s performance had negative contributions from multifactor stock selection models, including biases towards stocks with lower valuations, better fundamentals, more positive earnings trends and attractive echnical. The Portfolio was negatively impacted from lower market capitalizations and underexposures to the largest constituents versus the Russell 1000® Growth Index. Seven companies contributed about 68% of the positive return for the Index. The average stock (equal-weighted) in the index underperformed with a return of about +6.0%. The Portfolio had positive relative stock performance in one of ten sectors. The favorable contribution from stock selection came in the real estate sector. The most negative contributions from stock selection were in information technology and consumer discretionary sectors. Industry group biases had a net positive negative impact on performance, including relative overweightings in industrials and materials, and relative underweightings in information technology stocks. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2023 Prospectuses, are 0.84% (Advisor Shares) and 0.64% (Institutional Shares). These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Growth Equity Portfolio-Advisor Class vs.
Russell 1000® Growth Index and Morningstar Large Growth Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Aftertax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1] Returns are for the period beginning March 1, 2004 for Morningstar Large Growth Average.
[2] Returns are for the period beginning December 1, 2015 for Morningstar Large Growth Average.
The indices and certain terms are defined on pages 23 to 25.
6

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Value Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Value Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Value Index	Morningstar Large Value Average
Year ended 10/31/23	-1.46%	-3.02%	-0.08%	0.13%	0.68%
Five Years ended 10/31/23	6.10%	5.36%	4.67%	6.60%	6.92%
Inception (11/13/17) through 10/31/23[1]	4.96%	4.31%	3.80%	6.03%	5.80%
For the fiscal year ended October 31, 2023, the Portfolio underperformed the Russell 1000® Value Index by 1.59% and the Morningstar Large Value Average by 2.14%, respectively, returning -1.46%. The Portfolio’s performance had mixed contributions from multifactor stock selection models, including biases towards stocks with lower valuations, better fundamentals, more positive earnings trends and attractive technicals. The Portfolio was negatively impacted from lower market capitalizations versus the Russell 1000® Value Index. The average stock (equal-weighted) in the index underperformed with a return of about -1.1%. The Portfolio had positive relative stock performance in three of eleven sectors. The most favorable contributions from stock selection came in the energy and materials sectors. The most negative contributions from stock selection were in the financials and consumer staples sectors. Industry group biases had a net positive impact on performance, including relative overweightings in communication services and materials, and relative underweightings in financials and utilities stocks. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus, is 2.27%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Value Equity Portfolio vs.
Russell 1000® Value Index and
Morningstar Large Value Average
11/13/17 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning December 1, 2017 for Morningstar Large Value Average.
The indices and certain terms are defined on pages 23 to 25.
7

The Glenmede Fund, Inc.

Quantitative U.S. Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Small Cap Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 2000® Index	Morningstar Small Blend Average
Year ended 10/31/23	-4.52%	-6.58%	-1.29%	-8.56%	-4.86%
Five Years ended 10/31/23	6.80%	5.71%	5.33%	3.31%	4.20%
Inception (11/13/17) through 10/31/2023[1]	6.17%	5.24%	4.85%	3.40%	3.04%
For the fiscal year ended October 31, 2023, the Portfolio outperformed the Russell 2000® Index by 4.04% and the Morningstar Small Blend Average by 0.34%, respectively, returning -4.52%. In the past year, the Portfolio performance had net positive contributions from multifactor stock selection models, including biases towards stocks with lower valuations, better fundamentals, more positive earnings trends and attractive technicals. The Portfolio benefited from underexposures to companies with negative earnings. The Portfolio had positive relative stock performance in eight of eleven sectors. The most favorable contributions from stock selection came in the consumer discretionary and energy sectors. The most negative contributions from stock selection came in the communication services and information technology sectors. Industry group biases had relatively neutral impact on performance. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus, is 3.49%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Small Cap Equity Portfolio vs.
Russell 2000® Index and
Morningstar Small Blend Average
11/13/17 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning December 1, 2017 for Morningstar Small Blend Average.
The indices and certain terms are defined on pages 23 to 25.
8

The Glenmede Fund, Inc.

Quantitative International Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Quantitative International Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	MSCI World ex-USA Index	Morningstar Foreign Large Value Average
Year ended 10/31/23	15.09%	14.16%	8.96%	12.56%	15.86%
Five Years ended 10/31/23	3.78%	3.25%	3.05%	4.26%	3.50%
Ten Years ended 10/31/23	1.80%	1.40%	1.49%	3.05%	2.22%
Inception (11/17/88) through 10/31/23[1]	5.94%	4.81%	4.81%	4.50%	5.77%
For fiscal year ended October 31, 2023, the Portfolio outperformed the MSCI World ex-USA Index by 2.53%, the MSCI EAFE Index (Net) by 0.69%, and the Lipper International Fund Index by 1.41%, respectively, returning 15.09% The Portfolio underperformed the Morningstar Foreign Large Value Average by 0.77%. The Portfolio’s performance had favorable contributions from multifactor stock selection models, including biases towards stocks with lower valuations, better fundamentals, more positive earnings trends and attractive technicals. The Portfolio had positive relative stock performance in ten of eleven sectors. The most favorable contributions from stock selection came in the industrials and health care sectors. The negative contribution from stock selection was in the financial sector. Leading industry group indicators had net negative effects on performance, including relative overweightings of the communication services and energy sectors, and underweightings of the information technology and financial sectors. Country exposures had a net positive effect on performance, including relative overweightings in France and Denmark, and underweightings in Australia and Canada. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus is 1.27% in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative International Equity Portfolio vs.
MSCI World ex-USA Index and
Morningstar Foreign Large Value Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted above reflects fee waivers in effect during certain periods and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns other than after tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning December 1, 1988 for Morningstar Foreign Large Value Average.
The indices and certain terms are defined on pages 23 to 25.
9

The Glenmede Fund, Inc.

Responsible ESG U.S. Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Responsible ESG U.S. Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Index	Morningstar Large Blend Average
Year ended 10/31/23	2.35%	0.43%	2.56%	9.48%	7.62%
Five Years ended 10/31/23	6.76%	5.51%	5.25%	10.71%	8.96%
Inception (12/22/15) through 10/31/23[1]	9.25%	8.35%	7.44%	11.39%	9.64%
For the fiscal year ended October 31, 2023, the Portfolio underperformed the Russell 1000® Index by 7.13% and the Morningstar Large Blend Average by 5.27%, respectively, returning 2.35%. The Portfolio seeks maximum long-term total return consistent with reasonable risk to principal and selects stocks based on combination of multi-factor models and ESG ratings (environmental, socially responsible and governance). The Portfolio’s performance had mixed contributions from multifactor stock selection models, including biases towards stocks with lower valuations, better fundamentals, more positive earnings trends and attractive technicals. The Portfolio was negatively impacted from lower market capitalizations and underexposures to the largest constituents versus the Russell 1000® Index. Seven companies contributed about 78% of the positive return for the Index. The average stock (equal-weighted) in the index underperformed with a return of about +0.4%. The Portfolio had positive relative stock performance in five of eleven sectors. The most favorable contributions from stock selection came in the energy and industrials sectors. The most negative contributions from stock selection were in the communication services and information technology sectors. Industry group biases had a net positive impact on performance, including relative overweightings in communication services, and relative underweightings in financials and utilities stocks. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus, is 1.02%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Responsible ESG U.S. Equity Portfolio vs.
Russell 1000® Index and
Morningstar Large Blend Average
12/22/15 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning January 1, 2016 for Morningstar Large Blend Average.
The indices and certain terms are defined on pages 23 to 25.
10

The Glenmede Fund, Inc.

Women in Leadership U.S. Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Women in Leadership U.S. Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Index	Morningstar Large Value Average
Year ended 10/31/23	4.14%	3.22%	2.86%	9.48%	0.68%
Five Years ended 10/31/23	6.93%	5.46%	5.41%	10.71%	6.92%
Inception (12/22/15) through 10/31/23[1]	8.74%	7.67%	7.00%	11.39%	8.02%
For the fiscal year ended October 31, 2023, the Portfolio underperformed the Russell 1000® Index by 5.34% and outperformed the Morningstar Large Value Average by 3.46%, respectively, returning 4.14%. The Portfolio seeks maximum long-term total return consistent with reasonable risk to principal and selects stocks based on companies that meet specific women in leadership criteria (Chairwoman, female CEO, 33% of Board or management) and gender diversity metrics. The Portfolio’s performance had mixed contributions from multifactor stock selection models, including biases towards stocks with lower valuations, better fundamentals, more positive earnings trends and attractive technicals. The Portfolio was negatively impacted from lower market capitalizations and underexposures to the largest constituents versus the Russell 1000® Index. Seven companies contributed about 78% of the positive return for the Index. The average stock (equal-weighted) in the index underperformed with a return of about +0.4%. The Portfolio had positive relative stock performance in five of eleven sectors. The most favorable contributions from stock selection came in the energy and industrials sectors. The most negative contributions from stock selection were in the communication services and information technology sectors. Industry group biases had a net positive impact on performance, including relative overweightings in communication services, and relative underweightings in financials and utilities stocks. The Portfolio’s gross annual operating expense ratio, as stated in February 28, 2023 Prospectus, is 1.05%. This ratio can fluctuate and may differ from expense ratio disclosed in Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Women in Leadership U.S. Equity Portfolio vs.
Russell 1000® Index and
Morningstar Large Value Average
12/22/15 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning January 1, 2016 for Morningstar Large Value Average.
The indices and certain terms are defined on pages 23 to 25.
11

The Glenmede Fund, Inc.

Quantitative U.S. Long/Short Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Long/Short Equity Portfolio – Advisor Class	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 3000® Index	Bloomberg U.S. Treasury Bellwethers 3-Month Index	Blended Index	Morningstar Long/Short Average
Year ended 10/31/23	5.53%	4.64%	3.26%	8.38%	4.94%	6.19%	3.55%
Five Years ended 10/31/23	3.59%	3.37%	2.70%	10.23%	1.81%	4.67%	3.70%
Ten Years ended 10/31/23	3.61%	3.50%	2.81%	10.52%	1.19%	4.15%	3.13%
Inception (09/29/06) through 10/31/23[1]	2.65%	2.52%	2.06%	8.87%	1.23%	3.71%	2.51%
Quantitative U.S. Long/Short Equity Portfolio – Institutional Class
Year ended 10/31/23	5.73%	4.78%	3.38%	8.38%	4.94%	6.19%	3.55%
Inception (09/13/19) through 10/31/23[2]	5.56%	5.30%	4.21%	9.44%	1.69%	4.46%	3.72%
For the fiscal year ended October 31, 2023, the Portfolio’s Advisor Shares outperformed the Bloomberg U.S. Treasury Bellwethers 3-Month Index by 0.59%, underperformed the Russell 3000® Index by 2.85%, and outperformed the Morningstar Long-Short Average by 1.98%, respectively, returning 5.53%. Over the past year, the average net equity exposure for the Portfolio was about 30%. The Portfolio’s performance had mixed contributions from multifactor stock selection models, including biases towards stocks with lower valuations, better fundamentals, more positive earnings trends and attractive technicals. The Portfolio was negatively impacted from lower market capitalizations and underexposures to the largest constituents versus the Russell 3000® Index. Seven companies contributed about 82% of the positive return for the Index. The average stock (equal-weighted) in the index underperformed with a return of about -10.9%. The Portfolio had positive relative stock performance in seven of eleven sectors. The most favorable contributions from stock selection came in the consumer discretionary and energy sectors. The most negative contributions from stock selection were in the health care and communication services sectors. The Portfolio’s long stock positions (+1.0%) outperformed the short positions (-5.2%) by about 6.3%. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2023 Prospectuses, are 2.76% (Advisor Shares) and 2.57% (Institutional Shares). These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Long/Short Equity Portfolio-Advisor Class vs.
Russell 3000® Index, Bloomberg U.S. Treasury Bellwethers 3-Month Index,
Blended Index and Morningstar Long/Short Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1] Returns are for the period beginning October 1, 2006 for Morningstar Long/Short Average.
[2] Returns are for the period beginning October 1, 2019 for Morningstar Long/Short Average.
The indices and certain terms are defined on pages 23 to 25.
12

The Glenmede Fund, Inc.

Quantitative U.S. Total Market Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Total Market Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 3000® Index	Morningstar Mid-Cap Value Average
Year ended 10/31/23	-3.50%	-3.68%	-2.05%	8.38%	-1.15%
Five Years ended 10/31/23	7.05%	4.92%	5.35%	10.23%	6.32%
Ten Years ended 10/31/23	8.74%	7.37%	6.97%	10.52%	6.53%
Inception (12/21/06) through 10/31/23[1]	6.79%	5.97%	5.56%	8.55%	6.35%
For fiscal year ended October 31, 2023, the Portfolio underperformed Russell 3000® Index by 11.88% and underperformed the Morningstar Mid-Cap Value Average by 2.35%, respectively, returning -3.50%. The Portfolio’s performance had mixed contributions from multifactor stock selection models, including biases towards stocks with lower valuations, better fundamentals, more positive earnings trends and attractive technicals. The Portfolio was negatively impacted from lower market capitalizations and underexposures to the largest constituents versus the Russell 3000® Index. Seven companies contributed about 82% of the positive return for the Index. The average stock (equal-weighted) in the index underperformed with a return of about -10.9%. The Portfolio had positive relative stock performance in five of eleven sectors. The most favorable contributions from stock selection came in the energy and industrial sectors. The most negative contributions from stock selection were in the information technology and communication services sectors. The Portfolio’s long stock positions (-1.8%) outperformed the short positions (-2.1%) by about 0.3%. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus, is 2.36%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Total Market Equity Portfolio vs.
Russell 3000® Index and
Morningstar Mid-Cap Value Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning January 1, 2007 for Morningstar Mid-Cap Value Average.
The indices and certain terms are defined on pages 23 to 25.
13

The Glenmede Fund, Inc.

Strategic Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Strategic Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	S&P 500® Index	Dow Jones Industrial Average	Morningstar Large Blend Average
Year ended 10/31/23	9.98%	7.88%	7.12%	10.14%	3.17%	7.62%
Five Years ended 10/31/23	9.05%	7.55%	7.04%	11.01%	7.96%	8.96%
Ten Years ended 10/31/23	10.25%	8.24%	7.85%	11.18%	10.34%	8.98%
Inception (07/20/89) through 10/31/23[1]	8.85%	7.42%	7.17%	9.91%	10.35%	8.29%
For the fiscal year ended October 31, 2023, the Strategic Equity Portfolio returned 9.98%. The S&P 500® Index returned 10.14% for the same period. The Portfolio’s strong relative performance from its holdings in the Consumer Discretionary, Health Care and Industrial sectors was offset by weaker relative performance in the Technology and Consumer Staples sectors. Less exposure in the Portfolio to a few heavily weighted Index stocks, which contributed most of the Index return, was the biggest drag on relative performance. The Portfolio seeks to generate maximum long-term total return consistent with reasonable risk of principal using a combination of proprietary multi-factor computer models and fundamental analysis to select securities that appear to the Advisor to be reasonably priced and have revenue and earnings growth potential that the Advisor believes is greater than the stock market in general. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus, is 0.85%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Strategic Equity Portfolio vs.
S&P 500® Index, Dow Jones Industrial Average and
Morningstar Large Blend Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Aftertax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning August 1, 1989 for Morningstar Large Blend Average.
The indices and certain terms are defined on pages 23 to 25.
14

The Glenmede Fund, Inc.

Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
Small Cap Equity Portfolio – Advisor Class		Russell 2000® Index	Russell 2000® Value Index	S&P 500® Index	Morningstar Small Blend Average
Year ended 10/31/23	-3.04%	-8.56%	-9.93%	10.14%	-4.86%
Five Years ended 10/31/23	6.75%	3.31%	3.26%	11.01%	4.20%
Ten Years ended 10/31/23	6.70%	5.63%	5.20%	11.18%	5.37%
Inception (03/01/91) through 10/31/23[1]	9.93%	8.92%	9.96%	9.93%	9.18%
Small Cap Equity Portfolio – Institutional Class
Year ended 10/31/23	-2.87%	-8.56%	-9.93%	10.14%	-4.86%
Five Years ended 10/31/23	6.96%	3.31%	3.26%	11.01%	4.20%
Ten Years ended 10/31/23	6.92%	5.63%	5.20%	11.18%	5.37%
Inception (01/02/98) through 10/31/23[2]	7.92%	6.70%	7.17%	7.81%	7.26%
For the fiscal year ended October 31, 2023, the Small Cap Equity Portfolio Advisor Class returned -3.04% and the Institutional Class returned -2.87% compared to the Russell 2000® Index return of -8.56% and the Morningstar Small Blend Average return of -4.86%. The Portfolio seeks long-term capital appreciation consistent with reasonable risk to principal. The healthcare sector accounted for the largest share of the outperformance, followed by the industrials and consumer discretionary sectors. The real estate sector was the worst performing sector on a relative basis. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2023 Prospectuses are 0.93% and 0.73% for the Advisor and Institutional shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Small Cap Equity Portfolio-Advisor Class vs.
S&P 500® Index,
Russell 2000® Index,
Russell 2000® Value Index and
Morningstar Small Blend Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Performance shown of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1] Returns are for the period beginning April 1, 1991 for Morningstar Small Blend Average.
[2] Returns are for the period beginning February 1, 1998 for Morningstar Small Blend Average.
The indices and certain terms are defined on pages 23 to 25.
15

The Glenmede Fund, Inc.

Equity Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
Equity Income Portfolio		S&P 500® Index	Russell 1000® Value Index	Morningstar Large Value Average
Year ended 10/31/23	-0.60%	10.14%	0.13%	0.68%
Five Years ended 10/31/23	8.51%	11.01%	6.60%	6.92%
Inception (12/21/16) through10/31/23[1]	8.30%	11.36%	6.36%	7.09%
For the fiscal year ended October 31, 2023, the Equity Income Portfolio returned -0.60% versus 10.14% for the S&P 500® Index and 0.13% for the Russell 1000® Value Index. Most of the relative underperformance versus both Indices was driven by the Portfolio lacking exposure to a small number of heavily weighted Index stocks whose strong performance generated most of the Index returns. Those stocks did not have the dividend yields the Portfolio seeks. The Portfolio seeks to achieve a high level of current income and long-term growth of capital consistent with reasonable risk to principal. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus, is 0.97%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Equity Income Portfolio vs.
S&P 500® Index,
Russell 1000® Value Index and
Morningstar Large Value Average
12/21/16 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1] Returns are for the period beginning January 1, 2017 for Morningstar Large Value Average.
The indices and certain terms are defined on pages 23 to 25.
16

The Glenmede Fund, Inc.

Secured Options Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
Secured Options Portfolio – Advisor Class		CBOE S&P 500® PutWrite Index	S&P 500® Index
Year ended 10/31/23	11.31%	11.80%	10.14%
Five Years ended 10/31/23	5.60%	5.98%	11.01%
Ten Years ended 10/31/23	5.59%	6.21%	11.18%
Inception (06/30/10) through 10/31/23	7.86%	7.85%	13.28%
Secured Options Portfolio – Institutional Class
Year ended 10/31/23	11.50%	11.80%	10.14%
Five Years ended 10/31/23	5.81%	5.98%	11.01%
Inception (11/09/16) through October 31, 2023	5.49%	5.99%	11.94%
For the fiscal year ended October 31, 2023, the Secured Options Portfolio invested in cash-secured put options on the S&P 500® Index in an effort to reduce equity volatility, obtain option premiums and provide more stable returns, while pursuing long-term capital appreciation and options premiums consistent with reasonable risk to principal. For this period, the Portfolio’s Advisor Class experienced a total return of 11.31% while its benchmark, the CBOE S&P 500® PutWrite Index, had a return of 11.80%. The Portfolio benefitted from its active strike selection process, which seeks to identify the more advantageously priced options that expire in less than 3-months. Our benchmark benefitted from its method for cycling through monthly expiration. At each monthly expiration, the CBOE S&P 500® Put-Write Index is 100% cash from 9:30 am (when the previous month’s put expires) until to 11:30 am (when the new put is sold). Being in cash during this 2-hour window on each monthly expiration added 455 basis points (bps) bps to the benchmark’s return. Generally speaking, cash or cash-like instruments are pledged to fully collateralize cash-secured written put options. In lieu of cash secured put options, the Portfolio may also pledge long equities to fully collateralize covered call options. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2023 Prospectuses, are 0.85% and 0.65% for the Advisor and Institutional Classes, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section, of this report.
Hypothetical Illustration of $10,000 Invested in
Secured Options Portfolio - Advisor Class vs.
CBOE S&P 500® PutWrite Index
and S&P 500® Index
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Performance shown of the Institutional Class will vary from the Advisor Class due to differences in fees.

The indices and certain terms are defined on pages 23 to 25.
17

The Glenmede Fund, Inc.

Global Secured Options Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
Global Secured Options Portfolio		MSCI All Country World Index	Blended PutWrite Index
Year ended 10/31/23	12.74%	10.50%	6.91%
Five Years ended 10/31/23	4.99%	7.47%	2.28%
Ten Years ended 10/31/23	3.04%	6.81%	2.93%
Inception (09/28/12) through 10/31/23	4.08%	8.02%	3.33%
For the fiscal year ended October 31, 2023, the Global Secured Options Portfolio invested in cash-secured put options on the S&P 500® Index, Russell 2000® Index, iShares MSCI EAFE ETF (EFA) and iShares MSCI Emerging Market ETF (EEM) in an effort to reduce equity volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio had a total return of 12.74% while its benchmark, the MSCI All Country World (ACWI) Index, returned 10.50% and our Blended CBOE® PutWrite Index (“Blended PutWrite Index”) returned 6.91%. Our Blended PutWrite Index is comprised of 40% CBOE S&P 500® PutWrite T-W (PWT) Index, 10% CBOE Russell 2000® PutWrite (PUTR) Index, 40% CBOE MSCI EAFE PutWrite (PXEA) Index and 10% CBOE MSCI Emerging Markets PutWrite (PXEF) Index. The Portfolio’s outperformance relative to the Blended PutWrite Index was driven primarily by the Portfolio’s option selection process that seeks to identify the most advantageously priced put options that expire in less than 3-months. Our relative outperformance was primarily driven by our slightly more bullish option positioning relative in CBOE S&P 500® PutWrite T-W (PWT) Index, the CBOE Russell 2000® PutWrite (PUTR) Index and CBOE MSCI EAFE PutWrite (PXEA) Index. The Portfolio’s outperformance relative to the MSCI All Country World Index was primarily driven by our lower exposure to equities during the global equity selloff in March of 2023. Generally speaking, cash or cash-like instruments are pledged to fully collateralize cash-secured written put options. In lieu of cash secured put options, the Portfolio may also pledge long equities to fully collateralize covered call options. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus, is 1.30%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Global Secured Options Portfolio vs.
MSCI All Country World Index
and Blended PutWrite Index
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted above reflects expense reimbursements in effect during certain periods and would have been lower in their absence. The total return was affected by a deficiency dividend paid during the period. If the deficiency dividend was not paid total return would have been lower. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

The indices and certain terms are defined on pages 23 to 25.
18

The Glenmede Fund, Inc.

Core Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
Core Fixed Income Portfolio		Bloomberg U.S. Aggregate Bond Index	Morningstar Intermediate - Core Bond Average
Year ended 10/31/23	-0.90%	0.36%	0.55%
Five Years ended 10/31/23	-0.88%	-0.06%	-0.31%
Ten Years ended 10/31/23	0.17%	0.88%	0.73%
Inception (11/17/88) through 10/31/23[1]	4.64%	5.14%	4.59%
The Core Fixed Income Portfolio returned -0.90% for the year ended October 31, 2023. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 0.36% for the year and the Portfolio’s peer group, the Morningstar Intermediate – Core Bond Average, returned 0.55% for the year. The Portfolio’s underperformance versus the Bloomberg U.S. Aggregate Bond Index can be attributed to the Portfolio’s bias towards higher credit quality corporates, and less corporate duration exposure in the sector. For example, as the U.S. treasury curve remained inverted throughout the year, the overall treasury sector underperformed corporates returning -2.71% calendar year to date, versus the overall corporate sector, which returned -1.86%. In the quality space, the lower tier BBB sector returned -1.33% versus the higher rated A sector return of -2.28% over the same period, a difference of almost a full percent (0.95%). The Portfolio’s underperformance versus its peer group can also be attributed to the Portfolio’s high credit quality bias in corporates, the overall yield curve positioning, and low risk themes.
The Portfolio seeks to achieve maximum long-term total return consistent with reasonable risk of principal by monitoring yield curve exposure while utilizing sector and security selection. Diversification, liquidity, and low risk themes dominate the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 prospectus, is 0.54%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Core Fixed Income Portfolio vs.
Bloomberg U.S. Aggregate Bond Index and
Morningstar Intermediate-Core Bond Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

[1] Returns are for the period beginning December 1, 1988 for Morningstar Intermediate - Core Bond Average.
The indices and certain terms are defined on pages 23 to 25.
19

The Glenmede Fund, Inc.

Short Term Tax Aware Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
Short Term Tax Aware Fixed Income Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	ICE BofAML 1-3 Year U.S. Municipal Securities Index	Morningstar Muni National Short Average
Year ended 10/31/23	2.41%	1.82%	1.53%	2.28%	2.42%
Five Years Ended 10/31/23	0.80%	0.61%	0.69%	0.98%	0.90%
Inception (06/29/16) through 10/31/23[1]	0.64%	0.48%	0.57%	0.83%	0.71%
For the fiscal year ended October 31, 2023, the Short Term Tax Aware Fixed Income Portfolio returned 2.41%. Its benchmark, the ICE BofAML 1-3 year U.S. Municipal Securities Index, returned 2.28% and the Portfolio’s peer group, the Morningstar Muni National Short Average, returned 2.42%. The Portfolio’s allocation to taxable securities and yield curve positioning were the largest contributors to relative performance. Security selection was a minor drag.
The Portfolio seeks to add value through active credit-quality and taxable exposure, as well as sector and security selection. Diversification, liquidity, and measured risk taking are the focus of the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the prospectus dated February 28, 2023, is 0.62%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.
Hypothetical Illustration of $10,000 Invested in
Short Term Tax Aware Fixed Income Portfolio vs.
ICE BofAML 1-3 Year U.S. Municipal Securities Index and
Morningstar Muni National Short Average
06/29/16 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1] Returns are for the period beginning July 1, 2016 for Morningstar Muni National Short Average.
The indices and certain terms are defined on pages 23 to 25.
20

The Glenmede Fund, Inc.

High Yield Municipal Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
		Return After Taxes on
High Yield Municipal Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index	Bloomberg Municipal Bond Index	HY Municipal Blended Index	Morningstar High Yield Muni Average
Years ended 10/31/23	1.26%	0.09%	1.21%	3.43%	2.64%	3.24%	1.60%
Five Years ended 10/31/23	0.06%	-0.23%	0.56%	1.29%	1.00%	1.23%	0.20%
Inception (12/22/15) through 10/31/23[1]	1.23%	1.00%	1.47%	2.59%	1.23%	2.31%	1.26%
The High Yield Municipal Portfolio (the “Portfolio”) trailed the Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index for the 12 month reporting period ended October 31, 2023. The Portfolio returned 1.26% while the Fund’s blended benchmark, HY Municipal Blended Index (75% Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index, 25% Bloomberg Municipal Bond Index), returned 3.24%.
While yields declined during the first half of the reporting period, they reversed course during the second half to end the fiscal year higher than where they started. Additionally, during the second half of the fiscal year, municipal credit spreads began to compress leading credit to outperform their higher grade counterparts. During the period, municipal market performance ebbed and flowed as the market responded to stronger than expected economic data and softening inflation data. Specific to the Glenmede portfolio, performance was also further impacted by persistent outflows and client tax-loss harvesting.
Since AllianceBernstein, LP ("AllianceBernstein") has taken over as the sub-advisor to the Portfolio, it has looked to selectively add credit risk as recent valuations are more attractive and issuer fundamentals remain strong. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2023 Prospectus, as supplemented, is 0.88%. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
High Yield Municipal Portfolio vs.
Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index,
Bloomberg Municipal Bond Index,
HY Municipal Blended Index and
Morningstar High Yield Muni Average
12/22/15 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect during certain periods and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent monthend returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1] Returns are for the period beginning January 1, 2017 for HY Municipal Blended Index and January 1, 2016 for Morningstar High Yield Muni Average.
The indices and certain terms are defined on pages 23 to 25.
21

The Glenmede Portfolios

Muni Intermediate Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2023
Average Annual Total Return
Muni Intermediate Portfolio		Bloomberg Municipal 1-10 Year Blend Index	Morningstar Muni National Intermediate Average
Year ended 10/31/23	2.02%	2.32%	2.24%
Five Years ended 10/31/23	1.01%	1.21%	0.80%
Ten Years ended 10/31/23	1.27%	1.58%	1.52%
Inception (06/05/92) through 10/31/23[1]	3.39%	3.73%	3.59%
For the fiscal year ended October 31, 2023, the Muni Intermediate Portfolio returned 2.02%. Its benchmark, the Bloomberg Municipal 1-10 Year Blend Index, returned 2.32% and the Portfolio’s peer group, the Morningstar Muni National Intermediate Average, returned 2.24% for the year. The Portfolio’s high credit quality bias, specifically lack of BBB-rated exposure, was the largest drag on performance. Duration and curve positioning were positive contributors.
The Portfolio seeks a high level of current income exempt from Federal income tax as is consistent with preservation of capital through active yield curve and credit-quality exposure, as well as sector and security selection. Diversification, liquidity, and measured risk taking are the focus of the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the prospectus dated February 28, 2023, is 0.25%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.
Hypothetical Illustration of $10,000 Invested in
Muni Intermediate Portfolio vs.
Bloomberg Municipal 1-10 Year Blend Index and
Morningstar Muni National Intermediate Average
10/31/13 through 10/31/23
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

[1] Returns are for the periods beginning June 30, 1993 for Bloomberg Municipal 1-10 Year Blend Index and July 1, 1992 for Morningstar Muni National Intermediate Average.
The indices and certain terms are defined on pages 23 to 25.
22

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms
Indices — It is not possible to invest directly in an index.
The Blended Index is comprised of two benchmarks, weighted 70% Bloomberg U.S. Treasury Bellwethers 3-Month Index and 30% Russell 3000® Index.
The HY Municipal Blended Index is comprised of two benchmarks, weighted 75% Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index and 25% Bloomberg Municipal Bond Index.
The Bloomberg U.S. Treasury Bellwethers 3-Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips.
The Bloomberg Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Bloomberg Municipal 1-Year Index; the Bloomberg Municipal 3-Year Index; the Bloomberg Municipal 5-Year Index; the Bloomberg Municipal 7-Year Index and the Bloomberg Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.
The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indexes are rebalanced by market capitalization each month.
The Bloomberg Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index is an issuer constrained sub-index of the Bloomberg U.S. Municipal High Yield Index that caps issuer exposure to 2% and tobacco stocks to 5%.
The Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
The Bloomberg High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s Investor Services, Inc. ("Moody’s"), Fitch Ratings, Inc., and S&P Global Ratings ("S&P) is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.
The ICE BofAML 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.
The CBOE S&P 500® PutWrite Index is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500® Index (SPX) put options against collateralized cash reserves held in a money market account.
The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI All Country World Index is comprised of stocks from both developed and emerging markets.
The MSCI World ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries--excluding the United States. With 982 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The Russell 1000® Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000® Index.
The Russell 1000® Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000® Index with greater than average growth orientation.
The Russell 1000® Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000® Index with a less than average growth orientation.
The Russell 2000® Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
The Russell 2000® Value Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Value Index serves as a benchmark for small-cap stocks in the United States.
The Russell 3000® Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually.
The S&P 500® Index is a market capitalization weighted index comprised of 500 widely held common stocks.
Morningstar Foreign Large Value Average funds invest mainly in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. The blend style is assigned to funds where neither growth nor value characteristics predominate.
23

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms — (Continued)
Morningstar High Yield Muni Average funds invest at least 50% of assets in high-income municipal securities that are not rated or that are rated by a major agency such as S&P or Moody’s at the level of BBB (considered speculative in the municipal industry) and below.
Morningstar Intermediate-Core Bond Average contains bond funds that have average durations of greater than 3.5 years and less than 6 years. Most of the funds rotate among a variety of sectors in the bond market, based upon that which appears to offer better values.
Morningstar Large Blend Average funds are fairly representative of the overall U.S. Stock market in size, growth rates, and price. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.
Morningstar Large Growth Average funds invest in big U.S. companies that are projected to grow faster than other large-cap stocks. This classification consists of stocks in the top 70% of the capitalization of the U.S. equity market defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these funds focus on companies in rapidly expanding industries.
Morningstar Large Value Average funds focus on big companies that are less expensive or growing more slowly than other large-cap stocks. These funds often feature investments in energy, financial, or manufacturing sectors.
Morningstar Long/Short Average funds aim to deliberately exploit market movements through the use of a variety of derivative instruments. These can include (but are not limited to) futures, options, swaps, short sells along with physical positions.
Morningstar Mid-Cap Value Average funds invest primarily in mid-cap U.S. stocks that are value-oriented. Midcap stocks collectively represent 20% of the total capitalization of the U.S. equity market (large-cap stocks represent the top 70%). The mid-cap range for market capitalization typically falls between $1-$8 billion. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).
Morningstar Muni National Short Average invests in bonds with an average duration of less than 4.5 years issued by state and local governments to fund projects. Such bonds are free from federal taxes and from state taxes in the issuing state.
Morningstar Small Blend Average funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.
The Morningstar Muni National Intermediate Average funds have an average duration of more than 4.5 years but less than seven years, or average maturity of more than five years but less than 12 years.
The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ.
The CBOE Russell 2000® PutWrite Index is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000® Index put option. The written Russell 2000® put option is collateralized by a money market account invested in one-month Treasury bills.
The Blended PutWrite Index is a weighted benchmark comprised of four indices: 40% CBOE S&P 500® PutWrite T-W (PWT) Index, 10% CBOE Russell 2000® PutWrite (PUTR) Index, 40% CBOE MSCI EAFE PutWrite Index (PXEA) and 10% CBOE MSCI Emerging Markets PutWrite (PXEF) Index.
Terms
Cash flow:    measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.
Duration:    is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.
Market Capitalization:    is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.
Total return:    consists of price appreciation/depreciation and income as a percentage of the original investment.
Dividend Yield:    The dividend yield or dividend-price ratio of a share is the dividend per share, divided by the price per share. It is also a company’s total annual dividend payments divided by its market capitalization, assuming the number of shares is constant.
24

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms — (Concluded)
Yield Curve: A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity. There are three main types of yield curve shapes: normal (upward sloping curve), inverted (downward sloping curve) and flat.
Price-to-earnings ratio (P/E ratio):    is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).
Credit spread:    is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
25

The Glenmede Fund, Inc.

Shareholder Expenses (Unaudited)
As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and, for certain classes, shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
Unless otherwise noted, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual Expenses
The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2023 to October 31, 2023)
Quantitative U.S. Large Cap Core Equity Portfolio – Advisor
Actual	$1,000.00	$ 997.80	0.85%	$ 4.28
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Quantitative U.S. Large Cap Core Equity Portfolio – Institutional
Actual	1,000.00	998.80	0.65	3.27
Hypothetical (5% return less expenses)	1,000.00	1,021.90	0.65	3.31
Quantitative U.S. Large Cap Growth Equity Portfolio – Advisor
Actual	1,000.00	1,014.00	0.86	4.37
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.86	4.38
Quantitative U.S. Large Cap Growth Equity Portfolio – Institutional
Actual	1,000.00	1,015.10	0.66	3.35
Hypothetical (5% return less expenses)	1,000.00	1,021.90	0.66	3.36
Quantitative U.S. Large Cap Value Equity Portfolio
Actual	1,000.00	981.50	0.85	4.25
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Quantitative U.S. Small Cap Equity Portfolio
Actual	1,000.00	989.20	0.85	4.26
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Quantitative International Equity Portfolio
Actual	1,000.00	953.00	1.00	4.92
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Responsible ESG U.S. Equity Portfolio
Actual	1,000.00	985.30	0.85	4.25
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Women in Leadership U.S. Equity Portfolio
Actual	1,000.00	982.00	0.85	4.25
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Quantitative U.S. Long/Short Equity Portfolio – Advisor
Actual	1,000.00	1,050.10	2.41	12.45
Hypothetical (5% return less expenses)	1,000.00	1,013.10	2.41	12.23
Quantitative U.S. Long/Short Equity Portfolio – Institutional
Actual	1,000.00	1,051.60	2.21	11.43
Hypothetical (5% return less expenses)	1,000.00	1,014.10	2.21	11.22
26

The Glenmede Fund, Inc.

Shareholder Expenses (Unaudited) — (Concluded)
	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2023 to October 31, 2023)
Quantitative U.S. Total Market Equity Portfolio
Actual	$1,000.00	$ 956.50	1.95%	$ 9.62
Hypothetical (5% return less expenses)	1,000.00	1,015.40	1.95	9.91
Strategic Equity Portfolio
Actual	1,000.00	1,004.60	0.86	4.35
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.86	4.38
Small Cap Equity Portfolio – Advisor
Actual	1,000.00	951.70	0.97	4.77
Hypothetical (5% return less expenses)	1,000.00	1,020.30	0.97	4.94
Small Cap Equity Portfolio – Institutional
Actual	1,000.00	952.70	0.77	3.79
Hypothetical (5% return less expenses)	1,000.00	1,021.30	0.77	3.92
Equity Income Portfolio
Actual	1,000.00	952.90	0.85	4.18
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.33
Secured Options Portfolio – Advisor
Actual	1,000.00	1,013.40	0.86	4.36
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.86	4.38
Secured Options Portfolio – Institutional
Actual	1,000.00	1,013.90	0.66	3.35
Hypothetical (5% return less expenses)	1,000.00	1,021.90	0.66	3.36
Global Secured Options Portfolio
Actual	1,000.00	987.90	1.00	5.01
Hypothetical (5% return less expenses)	1,000.00	1,020.20	1.00	5.09
Core Fixed Income Portfolio
Actual	1,000.00	930.90	0.55	2.68
Hypothetical (5% return less expenses)	1,000.00	1,022.40	0.55	2.80
Short Term Tax Aware Fixed Income Portfolio
Actual	1,000.00	1,000.60	0.55	2.77
Hypothetical (5% return less expenses)	1,000.00	1,022.40	0.55	2.80
High Yield Municipal Portfolio
Actual	1,000.00	942.90	0.87	4.26
Hypothetical (5% return less expenses)	1,000.00	1,020.80	0.87	4.43

*	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), which is net of fee waivers, and include dividends on securities sold short, interest expense and expense reimbursements, if any, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).
27

The Glenmede Portfolios

Shareholder Expenses (Unaudited)
As a shareholder of the Glenmede Muni Intermediate Portfolio, you incur ongoing costs, including shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Glenmede Muni Intermediate Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual Expenses
The first line under the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line under the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Glenmede Muni Intermediate Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under the Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2023 to October 31, 2023)
Muni Intermediate Portfolio
Actual	$1,000.00	$ 975.90	0.26%	$1.29
Hypothetical (5% return less expenses)	1,000.00	1,023.90	0.26	1.33

*	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).
28

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities
October 31, 2023
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Assets:
Investments at value[1], 2	$ 756,595,525	$ 1,920,227,110	$ 1,636,247
Repurchase agreements at value[1]	1,243,920	11,173,323	8,662
Receivable from Advisor	—	—	4,170
Receivable for fund shares sold	110,779	154,930	—
Dividends receivable	645,414	838,474	2,927
Interest receivable	55	496	—
Securities lending income receivable	15	146	—
Prepaid expenses	7,791	18,468	15
Total assets	758,603,499	1,932,412,947	1,652,021
Liabilities:
Obligation to return securities lending collateral	—	1,477,476	—
Line of credit interest payable	122	3,115	—
Payable for fund shares redeemed	337,363	1,520,700	—
Payable for Management fees	364,959	924,841	776
Payable for Directors’ fees	30,241	73,646	60
Payable for Shareholder Servicing fees	124,629	188,339	282
Accrued expenses	213,734	489,525	11,324
Total liabilities	1,071,048	4,677,642	12,442
Net Assets	$757,532,451	$1,927,735,305	$ 1,639,579
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 35,582	$ 69,517	$ 143
Paid-in capital in excess of par value	568,724,826	1,419,467,470	1,430,750
Total distributable earnings	188,772,043	508,198,318	208,686
Total Net Assets	$757,532,451	$1,927,735,305	$ 1,639,579
Shares Outstanding[3]	35,582,430	69,517,433	142,573
Net Asset Value Per Share	$ —	$ —	$ 11.50
Advisor Class — based on net assets of $712,480,882 and $1,080,174,513, respectively and shares outstanding of 33,466,023 and 38,953,796, respectively	21.29	27.73	—
Institutional Class — based on net assets of $45,051,569 and $847,560,792, respectively and shares outstanding of 2,116,407 and 30,563,637, respectively	21.29	27.73	—
[1] Investments at cost	$ 624,551,465	$ 1,522,604,326	$ 1,448,810
[2] Market value of securities on loan	$ —	$ 1,480,335	$ —
[3] Authorized shares	—	—	80,000,000
Authorized shares - Advisor Class	155,000,000	240,000,000	—
Authorized shares - Institutional Class	155,000,000	140,000,000	—
See Notes to Financial Statements.
29

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2023
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Assets:
Investments at value[1], 2	$ 1,492,759	$ 22,208,155	$ 21,681,814
Repurchase agreements at value[1]	12,671	60,121	85,102
Cash	—	2,631	—
Receivable from Advisor	4,877	7,512	3,837
Receivable for fund shares sold	—	—	3
Dividends receivable	365	58,456	19,137
Interest receivable	1	3	4
Securities lending income receivable	18	15	—
Foreign tax reclaims receivable	—	463,946	—
Prepaid expenses	13	—	200
Total assets	1,510,704	22,800,839	21,790,097
Liabilities:
Foreign cash overdraft[3]	—	181	—
Obligation to return securities lending collateral	47,576	159,978	—
Line of credit interest payable	—	8	17
Payable for fund shares redeemed	—	—	5,051
Payable for Management fees	688	14,814	10,592
Payable for Directors’ fees	54	834	819
Payable for Shareholder Servicing fees	250	4,938	3,852
Accrued expenses	12,488	18,655	16,544
Total liabilities	61,056	199,408	36,875
Net Assets	$ 1,449,648	$ 22,601,431	$21,753,222
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 126	$ 1,634	$ 1,425
Paid-in capital in excess of par value	1,310,552	22,780,021	17,443,127
Total distributable earnings	138,970	(180,224)	4,308,670
Total Net Assets	$ 1,449,648	$ 22,601,431	$21,753,222
Shares Outstanding[4]	126,493	1,633,535	1,425,474
Net Asset Value Per Share	$ 11.46	$ 13.84	$ 15.26
[1] Investments at cost	$ 1,358,943	$ 21,366,072	$ 19,292,118
[2] Market value of securities on loan	$ 81,315	$ 154,266	$ —
[3] Foreign currency at cost	$ —	$ (181)	$ —
[4] Authorized shares	80,000,000	120,000,000	80,000,000
See Notes to Financial Statements.
30

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2023
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Assets:
Investments at value[1], 2	$ 19,374,427	$ 48,149,761	$ 46,824,180
Repurchase agreements at value[1]	149,907	2,524,545	147,871
Receivable from Advisor	4,251	—	8,286
Receivable for fund shares sold	—	—	272
Dividends receivable	21,561	42,431	40,108
Interest receivable	7	135,603	7
Securities lending income receivable	—	4	34
Cash collateral on deposit at broker (Note 1)	—	32,680,005	—
Prepaid expenses	196	492	—
Total assets	19,550,349	83,532,841	47,020,758
Liabilities:
Due to custodian	—	9,050	1,935
Obligation to return securities lending collateral	—	844,020	880,308
Line of credit interest payable	—	12	537
Payable for fund shares redeemed	5,044	783	6,755
Dividend payable on securities sold short	—	37,956	8,181
Payable for securities sold short, at value[3]	—	32,192,529	10,190,775
Payable for Management fees	9,474	41,952	26,617
Payable for Directors’ fees	764	1,844	1,469
Payable for Shareholder Servicing fees	3,445	7,183	6,327
Accrued expenses	16,159	38,892	37,824
Total liabilities	34,886	33,174,221	11,160,728
Net Assets	$19,515,463	$ 50,358,620	$ 35,860,030
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 1,412	$ 3,464	$ 2,098
Paid-in capital in excess of par value	16,332,644	26,419,340	22,881,218
Total distributable earnings	3,181,407	23,935,816	12,976,714
Total Net Assets	$19,515,463	$ 50,358,620	$ 35,860,030
Shares Outstanding[4]	1,411,946	3,464,073	2,097,625
Net Asset Value Per Share	$ 13.82	$ —	$ 17.10
Advisor Class — based on net assets of $41,894,768 and shares outstanding of 2,884,669	—	14.52	—
Institutional Class — based on net assets of $8,463,852 and shares outstanding of 579,404	—	14.61	—
[1] Investments at cost	$ 17,217,163	$ 41,457,636	$ 37,831,881
[2] Market value of securities on loan	$ —	$ 794,629	$ 828,794
[3] Proceeds from securities sold short	$ —	$ 42,947,981	$ 12,239,986
[4] Authorized shares	80,000,000	—	120,000,000
Authorized shares - Advisor Class	—	120,000,000	—
Authorized shares - Institutional Class	—	120,000,000	—
See Notes to Financial Statements.
31

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2023
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Equity Income Portfolio
Assets:
Investments at value[1], 2	$ 165,105,054	$ 977,341,468	$ 18,287,813
Repurchase agreements at value[1]	968,509	22,709,821	214,530
Receivable from Advisor	—	—	4,497
Receivable for fund shares sold	—	795,734	—
Dividends receivable	113,821	92,223	19,730
Interest receivable	43	1,009	10
Securities lending income receivable	—	4,728	—
Prepaid expenses	—	9,170	208
Total assets	166,187,427	1,000,954,153	18,526,788
Liabilities:
Obligation to return securities lending collateral	—	46,063,709	—
Line of credit interest payable	6	49	3
Payable for fund shares redeemed	128,091	1,428,165	—
Payable for Management fees	79,561	455,638	8,828
Payable for Directors’ fees	6,424	37,016	734
Payable for Shareholder Servicing fees	28,931	113,487	3,210
Accrued expenses	57,992	294,827	15,004
Total liabilities	301,005	48,392,891	27,779
Net Assets	$165,886,422	$ 952,561,262	$18,499,009
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 5,956	$ 32,275	$ 1,335
Paid-in capital in excess of par value	53,850,637	788,879,512	13,534,848
Total distributable earnings	112,029,829	163,649,475	4,962,826
Total Net Assets	$165,886,422	$ 952,561,262	$18,499,009
Shares Outstanding[3]	5,956,087	32,274,626	1,335,477
Net Asset Value Per Share	$ 27.85	$ —	$ 13.85
Advisor Class — based on net assets of $412,521,158 and shares outstanding of 14,524,365	—	28.40	—
Institutional Class — based on net assets of $540,040,104 and shares outstanding of 17,750,261	—	30.42	—
[1] Investments at cost	$ 83,092,710	$ 889,845,936	$ 14,518,325
[2] Market value of securities on loan	$ —	$ 55,268,483	$ —
[3] Authorized shares	150,000,000	—	80,000,000
Authorized shares - Advisor Class	—	180,000,000	—
Authorized shares - Institutional Class	—	135,000,000	—
See Notes to Financial Statements.
32

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2023
	Secured Options Portfolio	Global Secured Options Portfolio	Core Fixed Income Portfolio
Assets:
Investments at value[1], 2	$ 540,160,219	$ 23,413,041	$ 372,395,899
Repurchase agreements at value[1]	649,281	169,490	7,089,946
Receivable from Advisor	—	8,070	—
Receivable for securities sold	6,730,380	—	—
Receivable for fund shares sold	97,091	10	202,192
Interest receivable	29	8	2,733,490
Securities lending income receivable	—	—	3,374
Cash collateral on deposit at broker (Note 1)	6,951,407	255,034	—
Foreign tax reclaims receivable	—	32,067	—
Prepaid expenses	4,577	—	—
Total assets	554,592,984	23,877,720	382,424,901
Liabilities:
Payable for securities purchased	6,136,730	—	—
Obligation to return securities lending collateral	—	—	16,822,512
Line of credit interest payable	10	2	—
Payable for fund shares redeemed	97,006	—	311,368
Options written, at value[3]	35,578,450	1,363,010	—
Payable for Management fees	242,230	10,576	108,129
Payable for Directors’ fees	17,894	778	11,731
Payable for Shareholder Servicing fees	9,726	3,845	30,894
Accrued expenses	143,106	29,889	107,795
Total liabilities	42,225,152	1,408,100	17,392,429
Net Assets	$512,367,832	$ 22,469,620	$365,032,472
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 39,228	$ 4,691	$ 41,264
Paid-in capital in excess of par value	499,519,729	29,080,649	438,828,824
Total distributable earnings	12,808,875	(6,615,720)	(73,837,616)
Total Net Assets	$512,367,832	$ 22,469,620	$365,032,472
Shares Outstanding[4]	39,227,750	4,691,109	41,264,216
Net Asset Value Per Share	$ —	$ 4.79	$ 8.85
Advisor Class — based on net assets of $56,074,460 and shares outstanding of 4,354,366	12.88	—	—
Institutional Class — based on net assets of $456,293,372 and shares outstanding of 34,873,384	13.08	—	—
[1] Investments at cost	$ 520,771,695	$ 23,921,593	$ 442,067,442
[2] Market value of securities on loan	$ —	$ —	$ 16,464,481
[3] Premiums received from options written	$ 30,346,949	$ 1,258,033	$ —
[4] Authorized shares	—	120,000,000	160,000,000
Authorized shares - Advisor Class	160,000,000	—	—
Authorized shares - Institutional Class	160,000,000	—	—
See Notes to Financial Statements.
33

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Concluded)
October 31, 2023
	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Assets:
Investments at value[1]	$ 36,552,598	$ 154,583,339
Repurchase agreements at value[1]	973,424	—
Cash	—	830,882
Receivable from Advisor	14,114	—
Receivable for securities sold	—	22,059
Receivable for fund shares sold	—	650,000
Interest receivable	446,797	2,767,787
Cash collateral on deposit at broker (Note 1)	—	735,919
Prepaid expenses	454	1,502
Variation margin on centrally cleared swap contracts	—	11,948
Total assets	37,987,387	159,603,436
Liabilities:
Payable for when-issued securities purchased	1,037,370	3,167,730
Line of credit interest payable	32	2,113
Payable for fund shares redeemed	—	859,087
Payable for Management fees	11,219	77,363
Payable for Directors’ fees	1,564	6,378
Payable for Shareholder Servicing fees	3,205	20,358
Accrued expenses	38,086	87,561
Total liabilities	1,091,476	4,220,590
Net Assets	$36,895,911	$155,382,846
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 3,789	$ 17,846
Paid-in capital in excess of par value	38,467,111	193,986,175
Total distributable earnings	(1,574,989)	(38,621,175)
Total Net Assets	$36,895,911	$155,382,846
Shares Outstanding[2]	3,789,220	17,846,152
Net Asset Value Per Share	$ 9.74	$ 8.71
[1] Investments at cost	$ 38,308,607	$ 182,034,646
[2] Authorized shares	80,000,000	80,000,000
See Notes to Financial Statements.
34

The Glenmede Fund, Inc.

Statements Of Operations
For the Year Ended October 31, 2023
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Investment income:
Dividends[1]	$ 16,334,778	$ 23,644,888	$ 46,181
Interest	51,870	143,597	174
Income from security lending, net	6,717	3,843	4
Total investment income	16,393,365	23,792,328	46,359
Expenses:
Management fees	4,721,318	11,511,367	9,363
Administration, transfer agent and custody fees	322,535	730,926	26,973
Professional fees	186,590	459,686	370
Shareholder report expenses	92,954	389,886	1,988
Shareholder servicing fees	—	—	3,405
Shareholder servicing fees (Advisor Class)	1,590,423	2,339,983	—
Directors’ fees and expenses	122,861	304,359	241
Interest expense	26,076	35,504	—
Registration and filing fees	44,140	71,972	3,548
Other expenses	149,246	340,341	2,578
Total expenses	7,256,143	16,184,024	48,466
Less expenses waived/reimbursed	—	—	(33,996)
Net expenses	7,256,143	16,184,024	14,470
Net investment income	9,137,222	7,608,304	31,889
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	62,093,598	111,183,950	12,160
Net change in unrealized gain (loss) on:
Investments	(25,717,275)	27,914,523	(67,956)
Net realized and unrealized gain (loss)	36,376,323	139,098,473	(55,796)
Net increase (decrease) in net assets resulting from operations	$ 45,513,545	$146,706,777	$(23,907)

[1]	The Quantitative U.S. Large Cap Core Equity Portfolio had foreign dividend withholding taxes of $10,181.
See Notes to Financial Statements.
35

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2023
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Investment income:
Dividends[1]	$ 26,691	$ 757,798	$ 424,359
Interest	177	2,007	1,718
Income from security lending, net	129	4,401	20
Total investment income	26,997	764,206	426,097
Expenses:
Management fees	8,457	178,220	128,163
Administration, transfer agent and custody fees	26,855	38,764	33,019
Professional fees	342	4,717	5,021
Shareholder report expenses	1,868	2,819	2,641
Shareholder servicing fees	3,075	59,407	46,605
Directors’ fees and expenses	223	3,298	3,278
Interest expense	—	217	382
Registration and filing fees	3,547	19,991	18,653
Other expenses	2,626	6,156	5,892
Total expenses	46,993	313,589	243,654
Less expenses waived/reimbursed	(33,923)	(75,745)	(45,202)
Net expenses	13,070	237,844	198,452
Net investment income	13,927	526,362	227,645
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(7,991)	(242,711)	1,935,029
Foreign currency transactions	—	(13,677)	—
Net realized gain (loss)	(7,991)	(256,388)	1,935,029
Net change in unrealized gain (loss) on:
Investments	(75,129)	3,021,552	(1,476,771)
Foreign currency translation	—	2,160	—
Net change in unrealized gain (loss)	(75,129)	3,023,712	(1,476,771)
Net realized and unrealized gain (loss)	(83,120)	2,767,324	458,258
Net increase (decrease) in net assets resulting from operations	$(69,193)	$3,293,686	$ 685,903

[1]	The Quantitative U.S. Small Cap Equity Portfolio, the Quantitative International Equity Portfolio and the Responsible ESG U.S. Equity Portfolio had foreign dividend withholding taxes of $38, $191,386 and $630, respectively.
See Notes to Financial Statements.
36

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2023
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Investment income:
Dividends[1]	$ 408,360	$ 1,065,813	$ 1,035,315
Interest	1,200	1,491,985	2,019
Income from security lending, net	—	671	71
Total investment income	409,560	2,558,469	1,037,405
Expenses:
Management fees	119,341	630,180	499,659
Administration, transfer agent and custody fees	32,379	71,598	54,959
Professional fees	4,758	11,557	8,827
Shareholder report expenses	2,879	9,867	9,014
Shareholder servicing fees	43,397	—	83,277
Shareholder servicing fees (Advisor Class)	—	88,028	—
Dividends on securities sold short	—	650,588	219,496
Directors’ fees and expenses	3,127	7,717	6,176
Interest expense	—	2,085	537
Short position flex fees	—	—	94,527
Registration and filing fees	18,641	34,399	21,498
Other expenses	6,467	15,467	7,993
Total expenses	230,989	1,521,486	1,005,963
Less expenses waived/reimbursed	(46,554)	(229,377)	(170,925)
Net expenses	184,435	1,292,109	835,038
Net investment income	225,125	1,266,360	202,367
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	946,794	3,796,473	1,521,410
Securities sold short	—	417,535	571,497
Net realized gain	946,794	4,214,008	2,092,907
Net change in unrealized gain (loss) on:
Investments	(169,421)	(3,899,507)	(2,963,871)
Securities sold short	—	1,192,126	(396,997)
Net change in unrealized loss	(169,421)	(2,707,381)	(3,360,868)
Net realized and unrealized gain (loss)	777,373	1,506,627	(1,267,961)
Net increase (decrease) in net assets resulting from operations	$1,002,498	$ 2,772,987	$(1,065,594)

[1]	The Women in Leadership U.S. Equity Portfolio, the Quantitative U.S. Long/Short Equity Portfolio and the Quantitative U.S. Total Market Equity Portfolio had foreign dividend withholding taxes of $148, $1,008 and $702, respectively.
See Notes to Financial Statements.
37

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2023
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Equity Income Portfolio
Investment income:
Dividends	$ 2,468,454	$ 15,119,421	$ 534,693
Interest	16,732	269,107	4,934
Income from security lending, net	—	45,276	—
Total investment income	2,485,186	15,433,804	539,627
Expenses:
Management fees	1,003,906	5,784,976	114,562
Administration, transfer agent and custody fees	86,900	640,588	31,926
Professional fees	37,174	226,064	4,609
Shareholder report expenses	11,368	359,492	2,435
Shareholder servicing fees	365,057	—	41,659
Shareholder servicing fees (Advisor Class)	—	1,149,577	—
Shareholder servicing fees (Institutional Class)	—	295,991	—
Directors’ fees and expenses	26,123	148,272	3,064
Interest expense	1,292	6,017	892
Registration and filing fees	22,132	47,613	3,474
Other expenses	23,552	192,354	5,771
Total expenses	1,577,504	8,850,944	208,392
Less expenses waived/reimbursed	—	—	(30,450)
Net expenses	1,577,504	8,850,944	177,942
Net investment income	907,682	6,582,860	361,685
Realized and unrealized gain (loss):
Net realized gain on:
Investment transactions	32,316,681	88,418,003	1,197,598
Net change in unrealized loss on:
Investments	(15,074,889)	(123,276,172)	(1,604,031)
Net realized and unrealized gain (loss)	17,241,792	(34,858,169)	(406,433)
Net increase (decrease) in net assets resulting from operations	$ 18,149,474	$ (28,275,309)	$ (44,748)
See Notes to Financial Statements.
38

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2023
	Secured Options Portfolio	Global Secured Options Portfolio	Core Fixed Income Portfolio
Investment income:
Dividends	$ 330,686	$ 111,422	$ —
Interest	4,521,313	185,871	10,242,706
Income from security lending, net	—	—	28,172
Total investment income	4,851,999	297,293	10,270,878
Expenses:
Management fees	2,809,043	122,156	1,176,817
Administration, transfer agent and custody fees	211,558	47,499	166,570
Professional fees	112,284	4,645	68,271
Shareholder report expenses	41,364	4,061	18,133
Shareholder servicing fees	—	44,421	336,233
Shareholder servicing fees (Advisor Class)	119,676	—	—
Directors’ fees and expenses	74,938	3,216	47,518
Interest expense	2,576	144	—
Registration and filing fees	43,694	18,597	10,729
Other expenses	89,871	11,282	36,171
Total expenses	3,505,004	256,021	1,860,442
Less expenses waived/reimbursed	—	(33,774)	—
Net expenses	3,505,004	222,247	1,860,442
Net investment income	1,346,995	75,046	8,410,436
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(116,423)	(159,111)	(1,719,826)
Written options	(217,658,163)	(6,327,264)	—
Purchased options	277,904,886	8,961,285	—
Net realized gain (loss)	60,130,300	2,474,910	(1,719,826)
Net change in unrealized gain (loss) on:
Investments	2,593,002	536,207	(11,017,292)
Written options	(6,285,164)	(363,231)	—
Purchased options	(3,482,954)	(190,627)	—
Net change in unrealized loss	(7,175,116)	(17,651)	(11,017,292)
Net realized and unrealized gain (loss)	52,955,184	2,457,259	(12,737,118)
Net increase (decrease) in net assets resulting from operations	$ 54,302,179	$ 2,532,305	$ (4,326,682)
See Notes to Financial Statements.
39

The Glenmede Fund, Inc.

Statements Of Operations — (Concluded)
For the Year Ended October 31, 2023
	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Investment income:
Interest	$ 979,694	$ 8,368,417
Income from security lending, net	5,982	—
Total investment income	985,676	8,368,417
Expenses:
Management fees	154,906	1,029,422
Administration, transfer agent and custody fees	70,200	149,336
Professional fees	9,949	68,750
Shareholder report expenses	3,266	23,297
Shareholder servicing fees	44,259	270,900
Directors’ fees and expenses	6,725	25,673
Interest expense	217	3,599
Registration and filing fees	4,767	5,831
Other expenses	10,000	31,817
Total expenses	304,289	1,608,625
Less expenses waived/reimbursed	(60,649)	—
Net expenses	243,640	1,608,625
Net investment income	742,036	6,759,792
Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(257,645)	(1,725,877)
Swap contracts	—	(262,165)
Net realized loss	(257,645)	(1,988,042)
Net change in unrealized gain (loss) on:
Investments	768,754	(2,509,090)
Swap contracts	—	(21,098)
Net change in unrealized gain (loss)	768,754	(2,530,188)
Net realized and unrealized gain (loss)	511,109	(4,518,230)
Net increase in net assets resulting from operations	$1,253,145	$ 2,241,562
See Notes to Financial Statements.
40

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets
For the Year Ended October 31, 2023
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 9,137,222	$ 7,608,304	$ 31,889
Net realized gain on:
Investment transactions	62,093,598	111,183,950	12,160
Net change in unrealized gain (loss) on:
Investments	(25,717,275)	27,914,523	(67,956)
Net increase (decrease) in net assets resulting from operations	45,513,545	146,706,777	(23,907)
Distributions from earnings	—	—	(96,169)
Distributions from earnings: Advisor Class	(155,573,383)	(84,059,903)	—
Distributions from earnings: Institutional Class	(23,971,269)	(68,195,218)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(99,606,178)	(233,418,509)	94,802
Net increase (decrease) in net assets	(233,637,285)	(238,966,853)	(25,274)
NET ASSETS:
Beginning of year	991,169,736	2,166,702,158	1,664,853
End of year	$ 757,532,451	$1,927,735,305	$1,639,579

For the Year Ended October 31, 2022
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 11,713,464	$ 8,444,069	$ 39,444
Net realized gain on:
Investment transactions	193,752,678	160,666,842	94,282
Net change in unrealized loss on:
Investments	(374,472,637)	(626,839,106)	(303,423)
Net increase (decrease) in net assets resulting from operations	(169,006,495)	(457,728,195)	(169,697)
Distributions from earnings	—	—	(37,841)
Distributions from earnings: Advisor Class	(150,805,227)	(302,740,550)	—
Distributions from earnings: Institutional Class	(19,740,872)	(104,880,062)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(90,178,388)	699,425,959	(614,744)
Net increase (decrease) in net assets	(429,730,982)	(165,922,848)	(822,282)
NET ASSETS:
Beginning of year	1,420,900,718	2,332,625,006	2,487,135
End of year	$ 991,169,736	$2,166,702,158	$1,664,853
See Notes to Financial Statements.
41

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2023
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 13,927	$ 526,362	$ 227,645
Net realized gain (loss) on:
Investment transactions	(7,991)	(242,711)	1,935,029
Foreign currency transactions	—	(13,677)	—
Net change in unrealized gain (loss) on:
Investments	(75,129)	3,021,552	(1,476,771)
Foreign currency translations	—	2,160	—
Net increase (decrease) in net assets resulting from operations	(69,193)	3,293,686	685,903
Distributions from earnings	(129,428)	(475,297)	(1,674,983)
Net increase (decrease) in net assets from capital share transactions (See note 5)	127,248	(3,155,555)	(1,180,382)
Net increase (decrease) in net assets	(71,373)	(337,166)	(2,169,462)
NET ASSETS:
Beginning of year	1,521,021	22,938,597	23,922,684
End of year	$1,449,648	$22,601,431	$21,753,222

For the Year Ended October 31, 2022
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 15,390	$ 888,300	$ 293,365
Net realized gain (loss) on:
Investment transactions	117,592	(18,785)	1,659,372
Foreign currency transactions	—	(37,714)	—
Net change in unrealized loss on:
Investments	(178,389)	(6,391,166)	(6,394,134)
Foreign currency translations	—	(4,701)	—
Net increase (decrease) in net assets resulting from operations	(45,407)	(5,564,066)	(4,441,397)
Distributions from earnings	(155,187)	(1,140,214)	(3,071,064)
Net increase (decrease) in net assets from capital share transactions (See note 5)	166,061	(11,426,255)	(1,426,217)
Net increase (decrease) in net assets	(34,533)	(18,130,535)	(8,938,678)
NET ASSETS:
Beginning of year	1,555,554	41,069,132	32,861,362
End of year	$1,521,021	$ 22,938,597	$23,922,684
See Notes to Financial Statements.
42

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2023
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 225,125	$ 1,266,360	$ 202,367
Net realized gain on:
Investment transactions	946,794	3,796,473	1,521,410
Securities sold short	—	417,535	571,497
Net change in unrealized gain (loss) on:
Investments	(169,421)	(3,899,507)	(2,963,871)
Securities sold short	—	1,192,126	(396,997)
Net increase (decrease) in net assets resulting from operations	1,002,498	2,772,987	(1,065,594)
Distributions from earnings	(684,881)	—	(207,152)
Distributions from earnings: Advisor Class	—	(899,560)	—
Distributions from earnings: Institutional Class	—	(190,052)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(2,974,152)	(8,264,943)	(6,703,113)
Net increase (decrease) in net assets	(2,656,535)	(6,581,568)	(7,975,859)
NET ASSETS:
Beginning of year	22,171,998	56,940,188	43,835,889
End of year	$19,515,463	$50,358,620	$35,860,030

For the Year Ended October 31, 2022
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 313,202	$ (137,459)	$ 171,472
Net realized gain (loss) on:
Investment transactions	474,768	2,293,339	(401,204)
Securities sold short	—	(858,824)	190,496
Net change in unrealized gain (loss) on:
Investments	(4,312,942)	(6,231,683)	(6,934,443)
Securities sold short	—	9,655,617	2,273,396
Net increase (decrease) in net assets resulting from operations	(3,524,972)	4,720,990	(4,700,283)
Distributions from earnings	(4,758,943)	—	(5,752,261)
Net increase (decrease) in net assets from capital share transactions (See note 5)	2,569,045	(11,038,120)	18,327,845
Net increase (decrease) in net assets	(5,714,870)	(6,317,130)	7,875,301
NET ASSETS:
Beginning of year	27,886,868	63,257,318	35,960,588
End of year	$22,171,998	$ 56,940,188	$43,835,889
See Notes to Financial Statements.
43

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2023
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Equity Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 907,682	$ 6,582,860	$ 361,685
Net realized gain on:
Investment transactions	32,316,681	88,418,003	1,197,598
Net change in unrealized loss on:
Investments	(15,074,889)	(123,276,172)	(1,604,031)
Net increase (decrease) in net assets resulting from operations	18,149,474	(28,275,309)	(44,748)
Distributions from earnings	(14,605,183)	—	(981,989)
Distributions from earnings: Advisor Class	—	(52,262,940)	—
Distributions from earnings: Institutional Class	—	(67,676,601)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(29,303,760)	(10,029,917)	(2,376,350)
Net increase (decrease) in net assets	(25,759,469)	(158,244,767)	(3,403,087)
NET ASSETS:
Beginning of year	191,645,891	1,110,806,029	21,902,096
End of year	$165,886,422	$ 952,561,262	$18,499,009

For the Year Ended October 31, 2022
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Equity Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 882,586	$ 6,348,854	$ 346,408
Net realized gain on:
Investment transactions	15,175,687	142,991,756	627,015
Net change in unrealized loss on:
Investments	(51,143,682)	(259,705,445)	(1,601,958)
Net increase (decrease) in net assets resulting from operations	(35,085,409)	(110,364,835)	(628,535)
Distributions from earnings	(27,306,344)	—	(1,345,717)
Distributions from earnings: Advisor Class	—	(23,646,969)	—
Distributions from earnings: Institutional Class	—	(43,673,126)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(14,610,145)	(186,351,743)	1,580,234
Net increase (decrease) in net assets	(77,001,898)	(364,036,673)	(394,018)
NET ASSETS:
Beginning of year	268,647,789	1,474,842,702	22,296,114
End of year	$191,645,891	$1,110,806,029	$21,902,096
See Notes to Financial Statements.
44

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2023
	Secured Options Portfolio	Global Secured Options Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 1,346,995	$ 75,046	$ 8,410,436
Net realized gain (loss) on:
Investment transactions	(116,423)	(159,111)	(1,719,826)
Options written	(217,658,163)	(6,327,264)	—
Purchased options	277,904,886	8,961,285	—
Net change in unrealized gain (loss) on:
Investments	2,593,002	536,207	(11,017,292)
Options written	(6,285,164)	(363,231)	—
Purchased options	(3,482,954)	(190,627)	—
Net increase (decrease) in net assets resulting from operations	54,302,179	2,532,305	(4,326,682)
Distributions from earnings	—	(6,038)	(8,521,384)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(43,518,349)	(118,695)	58,107,896
Net increase in net assets	10,783,830	2,407,572	45,259,830
NET ASSETS:
Beginning of year	501,584,002	20,062,048	319,772,642
End of year	$ 512,367,832	$22,469,620	$365,032,472

For the Year Ended October 31, 2022
	Secured Options Portfolio	Global Secured Options Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (1,699,563)	$ (85,379)	$ 6,479,808
Net realized gain (loss) on:
Investment transactions	(11,935)	(447,395)	(8,937,362)
Options written	158,020,611	4,967,908	—
Purchased options	(218,442,787)	(6,474,287)	—
Net change in unrealized gain (loss) on:
Investments	(4,647,754)	(962,339)	(61,619,614)
Options Written	47,227,177	2,009,219	—
Purchased options	(38,710,807)	(1,655,383)	—
Net increase (decrease) in net assets resulting from operations	(58,265,058)	(2,647,656)	(64,077,168)
Distributions from earnings	—	(2,244,214)	(7,978,720)
Distributions from earnings: Advisor Class	(10,623,078)	—	—
Distributions from earnings: Institutional Class	(40,390,275)	—	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	179,474,929	7,801,745	(32,683,376)
Net increase (decrease) in net assets	70,196,518	2,909,875	(104,739,264)
NET ASSETS:
Beginning of year	431,387,484	17,152,173	424,511,906
End of year	$ 501,584,002	$20,062,048	$ 319,772,642
See Notes to Financial Statements.
45

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Concluded)
For the Year Ended October 31, 2023
	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 742,036	$ 6,759,792
Net realized loss on:
Investment transactions	(257,645)	(1,725,877)
Swap Contracts	—	(262,165)
Net change in unrealized gain (loss) on:
Investments	768,754	(2,509,090)
Swap Contracts	—	(21,098)
Net increase in net assets resulting from operations	1,253,145	2,241,562
Distributions from earnings	(735,943)	(6,923,349)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(20,584,701)	3,254,614
Net increase (decrease) in net assets	(20,067,499)	(1,427,173)
NET ASSETS:
Beginning of year	56,963,410	156,810,019
End of year	$ 36,895,911	$155,382,846

For the Year Ended October 31, 2022
	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 474,662	$ 6,770,690
Net realized loss on:
Investment transactions	(419,029)	(9,361,228)
Net change in unrealized loss on:
Investments	(1,956,193)	(39,867,953)
Net increase (decrease) in net assets resulting from operations	(1,900,560)	(42,458,491)
Distributions from earnings	(444,784)	(9,081,974)
Net increase (decrease) in net assets from capital share transactions (See note 5)	3,024,664	(74,161,112)
Net increase (decrease) in net assets	679,320	(125,701,577)
NET ASSETS:
Beginning of year	56,284,090	282,511,596
End of year	$56,963,410	$ 156,810,019
See Notes to Financial Statements.
46

The Glenmede Fund, Inc.

Statement Of Cash Flows
For the Year Ended October 31, 2023
Quantitative U.S. Long/Short Equity Portfolio
Cash flows from operating activities
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities
Net increase in net assets resulting from operations	$ 2,772,987
Investments purchased	(38,820,667)
Investments sold	47,096,505
Purchases to cover securities sold short	(45,704,976)
Securities sold short	41,243,782
(Purchase)/Sale of short term investments, net	(2,572,195)
Increase in Interest receivable	(56,803)
Decrease in Receivable from Investment Advisor	4,110
Decrease in Cash collateral on deposit at broker	7,105,870
Decrease in Securities lending income receivable	69
Increase in Dividends receivable	(12,889)
Increase in Prepaid expenses	(55)
Increase in Obligation to return securities lending collateral	47,650
Decrease in Line of credit interest payable	(115)
Increase in Dividends payable for securities sold short	6,241
Increase in Payable for Management fees	1,621
Increase in Payable for Directors’ fees	165
Decrease in Payable for Shareholder Servicing fees	(881)
Increase in Accrued expenses	5,812
Net realized gain from investments	(3,796,473)
Net realized loss from securities sold short	(417,535)
Net change in unrealized loss on investments	3,899,507
Net change in unrealized gain on securities sold short	(1,192,126)
Net cash provided by (used in) operating activities	9,609,604
Cash flows from financing activities
Proceeds from shares sold	1,107,330
Payments on shares redeemed	(9,634,172)
Cash distributions paid	(832,965)
Net cash provided by (used in) financing activities	(9,359,807)
Net increase (decrease) in cash	249,797
Cash at beginning of period	(258,847)
Cash at end of period	$ (9,050)

Supplemental disclosure of cash flow information
Non-cash financing activities not included herein consist of a reinvestment of dividends of $256,647.
The Portfolio did not pay any prime broker fees during the year ended October 31, 2023.
See Notes to Financial Statements.
47

The Glenmede Fund, Inc.

Statement Of Cash Flows — (Concluded)
For the Year Ended October 31, 2023
Quantitative U.S. Total Market Equity Portfolio
Cash flows from operating activities
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities
Net decrease in net assets resulting from operations	$ (1,065,594)
Investments purchased	(40,676,731)
Investments sold	48,657,240
Purchases to cover securities sold short	(13,748,490)
Securities sold short	12,427,024
(Purchase)/Sale of short term investments, net	(24,726)
Increase in Receivable from Investment Advisor	(6,099)
Increase in Securities lending income receivable	(32)
Decrease in Dividends receivable	4,907
Decrease in Prepaid expenses	207
Increase in Obligation to return securities lending collateral	128,093
Increase in Line of credit interest payable	413
Decrease in Dividends payable for securities sold short	(1,142)
Decrease in Payable for Management fees	(3,718)
Increase in Payable for Directors’ fees	265
Decrease in Payable for Shareholder Servicing fees	(811)
Increase in Accrued expenses	5,993
Net realized gain from investments	(1,521,410)
Net realized loss from securities sold short	(571,497)
Net change in unrealized loss on investments	2,963,871
Net change in unrealized loss on securities sold short	396,997
Net cash provided by (used in) operating activities	6,964,760
Cash flows from financing activities
Proceeds from shares sold	3,269,548
Payments on shares redeemed	(10,188,506)
Cash distributions paid	(45,739)
Net cash provided by (used in) financing activities	(6,964,697)
Net increase (decrease) in cash	63
Cash at beginning of period	(1,998)
Cash at end of period	$ (1,935)

Supplemental disclosure of cash flow information
Cash paid for interest was $94,527.
Non-cash financing activities not included herein consist of a reinvestment of dividends of $161,413.
The Portfolio did not pay any prime broker fees during the year ended October 31, 2023.
See Notes to Financial Statements.
48

The Glenmede Fund, Inc.

Financial Highlights
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Core Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 25.15	$ 32.97	$ 24.99	$ 26.89	$ 27.88
Income from investment operations:
Net investment income	0.23	0.26	0.23	0.29	0.35
Net realized and unrealized gain (loss) on investments	0.78	(4.01)	10.15	(0.73)	1.18
Total from investment operations	1.01	(3.75)	10.38	(0.44)	1.53
Distributions to shareholders from:
Net investment income	(0.26)	(0.27)	(0.24)	(0.29)	(0.35)
Net realized capital gains	(4.61)	(3.80)	(2.16)	(1.17)	(2.17)
Total distributions	(4.87)	(4.07)	(2.40)	(1.46)	(2.52)
Net asset value, end of year	$ 21.29	$ 25.15	$ 32.97	$ 24.99	$ 26.89
Total return	4.42%	(12.89)%	43.77%	(1.90)%	6.42%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$712,481	$924,570	$1,255,795	$1,066,153	$1,674,687
Ratio of operating expenses to average net assets	0.86% [2]	0.84% [2]	0.85% [2]	0.87%	0.86%
Ratio of net investment income to average net assets	1.04%	0.96%	0.75%	1.15%	1.32%
Portfolio turnover rate[3]	78%	66%	41%	66%	80%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.86%, 0.84% and 0.85% for the years ended October 31, 2023, 2022 and 2021, respectively.
[3]	Portfolio turnover is calculated at the fund level.

	Quantitative U.S. Large Cap Core Equity Portfolio Institutional Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 25.15	$ 32.98	$ 24.99	$ 26.91	$ 27.89
Income from investment operations:
Net investment income	0.30	0.32	0.29	0.34	0.40
Net realized and unrealized gain (loss) on investments	0.75	(4.02)	10.16	(0.75)	1.20
Total from investment operations	1.05	(3.70)	10.45	(0.41)	1.60
Distributions to shareholders from:
Net investment income	(0.30)	(0.33)	(0.30)	(0.34)	(0.41)
Net realized capital gains	(4.61)	(3.80)	(2.16)	(1.17)	(2.17)
Total distributions	(4.91)	(4.13)	(2.46)	(1.51)	(2.58)
Net asset value, end of year	$ 21.29	$ 25.15	$ 32.98	$ 24.99	$ 26.91
Total return	4.65%	(12.73)%	44.10%	(1.75)%	6.68%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$45,052	$66,600	$165,106	$173,029	$673,825
Ratio of operating expenses to average net assets	0.66% [2]	0.64% [2]	0.65% [2]	0.67%	0.66%
Ratio of net investment income to average net assets	1.31%	1.14%	0.96%	1.32%	1.52%
Portfolio turnover rate[3]	78%	66%	41%	66%	80%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.66%, 0.64% and 0.65% for the years ended October 31, 2023, 2022 and 2021, respectively.
[3]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
49

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Growth Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 27.95	$ 40.64	$ 32.02	$ 33.08	$ 32.52
Income from investment operations:
Net investment income	0.08	0.09	0.05	0.12	0.16
Net realized and unrealized gain (loss) on investments	1.71	(5.65)	13.33	3.19	4.86
Total from investment operations	1.79	(5.56)	13.38	3.31	5.02
Distributions to shareholders from:
Net investment income	(0.08)	(0.09)	(0.05)	(0.14)	(0.15)
Net realized capital gains	(1.93)	(7.04)	(4.71)	(4.23)	(4.31)
Total distributions	(2.01)	(7.13)	(4.76)	(4.37)	(4.46)
Net asset value, end of year	$ 27.73	$ 27.95	$ 40.64	$ 32.02	$ 33.08
Total return	6.84%	(16.67)%	46.17%	10.68%	18.50%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,080,175	$1,211,342	$1,751,370	$1,659,543	$2,237,727
Ratio of operating expenses to average net assets	0.86% [2]	0.84% [2]	0.85% [2]	0.88%	0.86%
Ratio of net investment income to average net assets	0.27%	0.28%	0.15%	0.40%	0.53%
Portfolio turnover rate[3]	78%	85%	49%	69%	80%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.86%, 0.84% and 0.85% for the years ended October 31, 2023, 2022 and 2021, respectively.
[3]	Portfolio turnover is calculated at the fund level.

	Quantitative U.S. Large Cap Growth Equity Portfolio Institutional Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 27.95	$ 40.64	$ 32.02	$ 33.09	$ 32.53
Income from investment operations:
Net investment income	0.13	0.15	0.12	0.19	0.21
Net realized and unrealized gain (loss) on investments	1.72	(5.65)	13.34	3.18	4.88
Total from investment operations	1.85	(5.50)	13.46	3.37	5.09
Distributions to shareholders from:
Net investment income	(0.14)	(0.15)	(0.13)	(0.21)	(0.22)
Net realized capital gains	(1.93)	(7.04)	(4.71)	(4.23)	(4.31)
Total distributions	(2.07)	(7.19)	(4.84)	(4.44)	(4.53)
Net asset value, end of year	$ 27.73	$ 27.95	$ 40.64	$ 32.02	$ 33.09
Total return	7.05%	(16.49)%	46.47%	10.89%	18.74%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$847,561	$955,360	$581,255	$543,675	$1,250,995
Ratio of operating expenses to average net assets	0.66% [2]	0.64% [2]	0.65% [2]	0.68%	0.66%
Ratio of net investment income to average net assets	0.48%	0.49%	0.34%	0.62%	0.69%
Portfolio turnover rate[3]	78%	85%	49%	69%	80%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.66%, 0.64% and 0.65% for the years ended October 31, 2023, 2022 and 2021, respectively.
[3]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
50

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Value Equity Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$12.37	$13.05	$ 9.03	$ 10.29	$ 9.82
Income from investment operations:
Net investment income	0.23	0.21	0.18	0.20	0.21
Net realized and unrealized gain (loss) on investments	(0.39)	(0.67)	4.02	(1.26)	0.49
Total from investment operations	(0.16)	(0.46)	4.20	(1.06)	0.70
Distributions to shareholders from:
Net investment income	(0.22)	(0.22)	(0.18)	(0.20)	(0.23)
Net realized capital gains	(0.49)	—	—	—	—
Total distributions	(0.71)	(0.22)	(0.18)	(0.20)	(0.23)
Net asset value, end of year	$11.50	$12.37	$13.05	$ 9.03	$10.29
Total return[2]	(1.46)%	(3.49)%	46.66%	(10.19)%	7.33%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,640	$1,665	$2,487	$ 1,588	$2,040
Ratio of operating expenses before waiver/reimbursement to average net assets	2.85%	2.27%	2.45%	2.66%	3.20%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85% [3]	0.85%	0.85%	0.89%
Ratio of net investment income to average net assets	1.87%	1.66%	1.48%	2.15%	2.08%
Portfolio turnover rate	81%	76%	68%	95%	77%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses excluding interest expense was 0.85% for the year ended October 31, 2022.

	Quantitative U.S. Small Cap Equity Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$13.13	$15.05	$ 9.55	$10.39	$10.25
Income from investment operations:
Net investment income	0.11	0.14	0.07	0.06	0.05
Net realized and unrealized gain (loss) on investments	(0.67)	(0.57)	5.50	(0.82)	0.17
Total from investment operations	(0.56)	(0.43)	5.57	(0.76)	0.22
Distributions to shareholders from:
Net investment income	(0.11)	(0.15)	(0.07)	(0.08)	(0.08)
Net realized capital gains	(1.00)	(1.34)	—	—	—
Total distributions	(1.11)	(1.49)	(0.07)	(0.08)	(0.08)
Net asset value, end of year	$11.46	$13.13	$15.05	$ 9.55	$10.39
Total return[2]	(4.52)%	(2.97)%	58.45%	(7.37)%	2.19%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,450	$1,521	$1,556	$ 982	$1,061
Ratio of operating expenses before waiver/reimbursement to average net assets	3.06%	3.49%	3.45%	4.63%	4.12%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85%	0.85%	0.85%	0.90%
Ratio of net investment income to average net assets	0.91%	1.03%	0.53%	0.65%	0.53%
Portfolio turnover rate	85%	94%	84%	101%	133%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.

See Notes to Financial Statements.
51

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative International Equity Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 12.27	$ 15.54	$ 12.05	$ 13.97	$ 13.26
Income from investment operations:
Net investment income	0.32	0.42	0.36	0.26	0.39
Net realized and unrealized gain (loss) on investments	1.54	(3.15)	3.48	(1.79)	0.73
Total from investment operations	1.86	(2.73)	3.84	(1.53)	1.12
Distributions to shareholders from:
Net investment income	(0.29)	(0.54)	(0.35)	(0.37)	(0.41)
Net return of capital	—	—	—	(0.02)	—
Total distributions	(0.29)	(0.54)	(0.35)	(0.39)	(0.41)
Net asset value, end of year	$ 13.84	$ 12.27	$ 15.54	$ 12.05	$ 13.97
Total return[2]	15.09%	(17.89)%	31.96%	(11.10)%	8.60%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$22,601	$22,939	$41,069	$53,302	$205,629
Ratio of operating expenses before waiver/reimbursement to average net assets	1.32%	1.27%	1.19%	1.15%	1.10%
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00% [3]	1.00% [3]	1.00% [3]	1.00%	1.00%
Ratio of net investment income to average net assets	2.22%	2.93%	2.40%	1.99%	2.90%
Portfolio turnover rate	84%	91%	79%	76%	93%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 1.00%, 1.00% and 1.00% for the years ended October 31, 2023, 2022 and 2021, respectively.

See Notes to Financial Statements.
52

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Responsible ESG U.S. Equity Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 16.10	$ 20.71	$ 14.26	$ 14.34	$ 14.12
Income from investment operations:
Net investment income	0.16	0.18	0.14	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.21	(2.86)	6.45	(0.02)	0.74
Total from investment operations	0.37	(2.68)	6.59	0.13	0.90
Distributions to shareholders from:
Net investment income	(0.15)	(0.17)	(0.14)	(0.15)	(0.17)
Net realized capital gains	(1.06)	(1.76)	—	(0.06)	(0.51)
Total distributions	(1.21)	(1.93)	(0.14)	(0.21)	(0.68)
Net asset value, end of year	$ 15.26	$ 16.10	$ 20.71	$ 14.26	$ 14.34
Total return[2]	2.35%	(14.02)%	46.31%	0.87%	6.78%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$21,753	$23,923	$32,861	$22,342	$23,231
Ratio of operating expenses before waiver/reimbursement to average net assets	1.05%	1.02%	1.05%	1.05%	1.07%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85% [3]	0.85% [3]	0.85%	0.85%	0.90%
Ratio of net investment income to average net assets	0.98%	1.02%	0.74%	1.02%	1.17%
Portfolio turnover rate	87%	101%	74%	88%	102%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses excluding interest expense was 0.85% and 0.85% for the years ended October 31, 2023 and 2022, respectively.

	Women in Leadership U.S. Equity Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 13.70	$ 19.27	$ 13.52	$ 13.98	$ 13.34
Income from investment operations:
Net investment income	0.15	0.19	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.41	(2.33)	5.75	(0.47)	1.08
Total from investment operations	0.56	(2.14)	5.93	(0.31)	1.23
Distributions to shareholders from:
Net investment income	(0.16)	(0.19)	(0.18)	(0.15)	(0.15)
Net realized capital gains	(0.28)	(3.24)	—	—	(0.44)
Total distributions	(0.44)	(3.43)	(0.18)	(0.15)	(0.59)
Net asset value, end of year	$ 13.82	$ 13.70	$ 19.27	$ 13.52	$ 13.98
Total return[2]	4.14%	(13.15)%	43.94%	(2.15)%	9.75%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$19,515	$22,172	$27,887	$21,678	$21,047
Ratio of operating expenses before waiver/reimbursement to average net assets	1.06%	1.05%	1.04%	1.08%	1.11%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85% [3]	0.85% [3]	0.85%	0.90%
Ratio of net investment income to average net assets	1.04%	1.27%	1.01%	1.19%	1.14%
Portfolio turnover rate	83%	105%	81%	105%	89%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 0.85% and 0.85% for the years ended October 31, 2022 and 2021, respectively.

See Notes to Financial Statements.
53

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Long/Short Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 14.06	$ 12.93	$ 11.05	$ 11.90	$ 12.55
Income from investment operations:
Net investment income (loss)	0.34	(0.03)	(0.10)	(0.07)	0.11
Net realized and unrealized gain (loss) on investments	0.42	1.16	1.98	(0.77)	(0.65)
Total from investment operations	0.76	1.13	1.88	(0.84)	(0.54)
Distributions to shareholders from:
Net investment income	(0.30)	—	—	—	(0.11)
Net return of capital	—	—	—	(0.01)	—
Total distributions	(0.30)	—	—	(0.01)	(0.11)
Net asset value, end of year	$ 14.52	$ 14.06	$ 12.93	$ 11.05	$ 11.90
Total return[2]	5.46% [3]	8.74% [3]	17.01%	(7.07)%	(4.33)%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$41,895	$48,370	$56,002	$96,702	$247,209
Ratio of operating expenses before waiver/reimbursement to average net assets	2.93%	2.76%	2.88%	2.99%	2.78%
Ratio of operating expenses after waiver/reimbursement to average net assets[4]	2.49%	2.36%	2.51%	2.63%	2.43%
Ratio of net investment income (loss) to average net assets	2.38%	(0.25)%	(0.78)%	(0.59)%	0.91%
Portfolio turnover rate[5,6]	99%	118%	115%	133%	108%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.
[4]	The ratio of operating expenses after waiver/reimbursement excluding interest expense, dividends on securities sold short and flex fees was 1.25%, 1.25%, 1.25%, 1.25% and 1.21% for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
[5]	Portfolio turnover is calculated at the fund level.
[6]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.
54

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Long/Short Equity Portfolio Institutional Shares
	For The Year Ended October 31,				For the Period September 13, 2019[1] through October 31, 2019[2]
	2023 [2]	2022 [2]	2021 [2]	2020 [2]
Net asset value, beginning of year	$14.13	$12.97	$11.07	$11.89	$12.00
Income from investment operations:
Net investment income (loss)	0.37	—	(0.03)	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	0.43	1.16	1.93	(0.71)	(0.08)
Total from investment operations	0.80	1.16	1.90	(0.81)	(0.07)
Distributions to shareholders from:
Net investment income	(0.32)	—	—	—	(0.04)
Net return of capital	—	—	—	(0.01)	—
Total distributions	(0.32)	—	—	(0.01)	(0.04)
Net asset value, end of year	$14.61	$14.13	$12.97	$11.07	$11.89
Total return[3]	5.73%	8.94% [4]	17.16% [4]	(6.78)%	(0.62)% [5]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$8,464	$8,571	$7,255	$ 311	$ 16
Ratio of operating expenses before waiver/reimbursement to average net assets	2.73%	2.57%	3.88%	2.59%	2.36% [6]
Ratio of operating expenses after waiver/reimbursement to average net assets[7]	2.29%	2.17%	3.52%	2.23%	2.01% [6]
Ratio of net investment income (loss) to average net assets	2.59%	(0.01)%	(0.27)%	(0.89)%	0.36% [6]
Portfolio turnover rate[8,9]	99%	118%	115%	133%	108%

[1]	Shareholder activity commenced on September 13, 2019.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.
[5]	Not annualized.
[6]	Annualized.
[7]	The ratio of operating expenses after waiver/reimbursement excluding interest expense, dividends on securities sold short and flex fees was 1.05%, 1.05%, 1.05% and 1.05% for the years ended October 31, 2023, 2022, 2021 and 2020, respectively, and 1.01% for the period ended October 31, 2019.
[8]	Portfolio turnover is calculated at the fund level.
[9]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.
55

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Total Market Equity Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 17.81	$ 22.90	$ 15.34	$ 17.88	$ 18.85
Income from investment operations:
Net investment income	0.09	0.07	0.03	0.07	0.11
Net realized and unrealized gain (loss) on investments	(0.71)	(1.57)	9.45	(1.52)	0.49
Total from investment operations	(0.62)	(1.50)	9.48	(1.45)	0.60
Distributions to shareholders from:
Net investment income	(0.09)	(0.08)	(0.03)	(0.11)	(0.11)
Net realized capital gains	—	(3.51)	(1.89)	(0.98)	(1.46)
Total distributions	(0.09)	(3.59)	(1.92)	(1.09)	(1.57)
Net asset value, end of year	$ 17.10	$ 17.81	$ 22.90	$ 15.34	$ 17.88
Total return[2]	(3.50)%	(7.76)%	66.37%	(8.82)%	4.11%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$35,860	$43,836	$35,961	$28,447	$67,923
Ratio of operating expenses before waiver/reimbursement to average net assets	2.42%	2.36%	2.23%	2.56%	2.48%
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	2.01%	1.99%	1.83%	2.06%	2.07%
Ratio of net investment income to average net assets	0.49%	0.39%	0.15%	0.45%	0.60%
Portfolio turnover rate[4]	84%	95%	71%	98%	92%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding interest expense, dividends on securities sold short and flex fees was 1.25%, 1.25%, 1.25%, 1.25% and 1.25% for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
[4]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.
See Notes to Financial Statements.
56

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Strategic Equity Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 27.45	$ 35.56	$ 26.43	$ 27.22	$ 24.30
Income from investment operations:
Net investment income	0.14	0.12	0.12	0.21	0.23
Net realized and unrealized gain (loss) on investments	2.45	(4.56)	10.73	(0.25)	3.22
Total from investment operations	2.59	(4.44)	10.85	(0.04)	3.45
Distributions to shareholders from:
Net investment income	(0.15)	(0.12)	(0.13)	(0.22)	(0.23)
Net realized capital gains	(2.04)	(3.55)	(1.59)	(0.53)	(0.30)
Total distributions	(2.19)	(3.67)	(1.72)	(0.75)	(0.53)
Net asset value, end of year	$ 27.85	$ 27.45	$ 35.56	$ 26.43	$ 27.22
Total return	9.98%	(13.95)%	42.57%	(0.18)%	14.51%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$165,886	$191,646	$268,648	$219,447	$269,033
Ratio of operating expenses to average net assets	0.86% [2]	0.85% [2]	0.85%	0.86%	0.84%
Ratio of net investment income to average net assets	0.50%	0.39%	0.38%	0.79%	0.89%
Portfolio turnover rate	14%	20%	14%	19%	19%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The ratio of operating expenses excluding interest expense was 0.86% and 0.85% for the years ended October 31, 2023 and 2022, respectively.

	Small Cap Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 33.04	$ 37.06	$ 23.23	$ 23.66	$ 28.82
Income from investment operations:
Net investment income	0.16	0.12	—	0.02	0.05
Net realized and unrealized gain (loss) on investments	(1.07)	(2.47)	13.87	(0.41)	(1.04)
Total from investment operations	(0.91)	(2.35)	13.87	(0.39)	(0.99)
Distributions to shareholders from:
Net investment income	(0.18)	(0.11)	(0.04)	(0.04)	(0.07)
Net realized capital gains	(3.55)	(1.56)	—	—	(4.09)
Net return of capital	—	—	—	(0.00) [2]	(0.01)
Total distributions	(3.73)	(1.67)	(0.04)	(0.04)	(4.17)
Net asset value, end of year	$ 28.40	$ 33.04	$ 37.06	$ 23.23	$ 23.66
Total return	(3.04)%	(6.59)%	59.75%	(1.63)%	(2.61)%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$412,521	$468,157	$530,401	$403,309	$761,813
Ratio of operating expenses to average net assets	0.95% [3]	0.93% [3]	0.92% [3]	0.94%	0.93%
Ratio of net investment income to average net assets	0.51%	0.35%	0.01%	0.11%	0.21%
Portfolio turnover rate[4]	20%	28%	41%	36%	54%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.
[3]	The ratio of operating expenses excluding interest expense was 0.95%, 0.93% and 0.92% for the years ended October 31, 2023, 2022 and 2021, respectively.
[4]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
57

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Small Cap Equity Portfolio Institutional Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 35.13	$ 39.29	$ 24.61	$ 25.07	$ 30.25
Income from investment operations:
Net investment income	0.24	0.20	0.08	0.07	0.10
Net realized and unrealized gain (loss) on investments	(1.15)	(2.62)	14.68	(0.44)	(1.06)
Total from investment operations	(0.91)	(2.42)	14.76	(0.37)	(0.96)
Distributions to shareholders from:
Net investment income	(0.25)	(0.18)	(0.08)	(0.09)	(0.12)
Net realized capital gains	(3.55)	(1.56)	—	—	(4.09)
Net return of capital	—	—	—	(0.00) [2]	(0.01)
Total distributions	(3.80)	(1.74)	(0.08)	(0.09)	(4.22)
Net asset value, end of year	$ 30.42	$ 35.13	$ 39.29	$ 24.61	$ 25.07
Total return	(2.87)%	(6.39)%	60.04%	(1.44)%	(2.38)%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$540,040	$642,649	$944,442	$836,015	$1,279,693
Ratio of operating expenses to average net assets	0.75% [3]	0.73% [3]	0.72% [3]	0.74%	0.73%
Ratio of net investment income to average net assets	0.72%	0.54%	0.22%	0.29%	0.39%
Portfolio turnover rate[4]	20%	28%	41%	36%	54%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.
[3]	The ratio of operating expenses excluding interest expense was 0.75%, 0.73% and 0.72% for the years ended October 31, 2023, 2022 and 2021, respectively.
[4]	Portfolio turnover is calculated at the fund level.

	Equity Income Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 14.58	$ 15.92	$ 11.88	$ 12.22	$ 11.15
Income from investment operations:
Net investment income	0.25	0.23	0.22	0.26	0.25
Net realized and unrealized gain (loss) on investments	(0.31)	(0.63)	4.05	(0.32)	1.33
Total from investment operations	(0.06)	(0.40)	4.27	(0.06)	1.58
Distributions to shareholders from:
Net investment income	(0.25)	(0.23)	(0.23)	(0.28)	(0.25)
Net realized capital gains	(0.42)	(0.71)	—	—	(0.26)
Total distributions	(0.67)	(0.94)	(0.23)	(0.28)	(0.51)
Net asset value, end of year	$ 13.85	$ 14.58	$ 15.92	$ 11.88	$ 12.22
Total return[2]	(0.60)%	(2.70)%	36.12%	(0.38)%	14.69%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$18,499	$21,902	$22,296	$18,560	$23,900
Ratio of operating expenses before waiver/reimbursement to average net assets	1.00%	0.97%	1.10%	1.04% [3]	1.01%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85% [4]	0.85%	0.85%	0.85% [3]	0.85%
Ratio of net investment income to average net assets	1.74%	1.57%	1.53%	2.21% [3]	2.19%
Portfolio turnover rate	21%	15%	27%	63%	39%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	This ratio does not include the expenses for any exchange-traded funds held in the Portfolio.
[4]	The ratio of operating expenses excluding interest expense was 0.85% for the year ended October 31, 2023.

See Notes to Financial Statements.
58

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Secured Options Portfolio Advisor Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 11.58	$ 14.83	$ 11.67	$ 13.01	$ 12.30
Income from investment operations:
Net investment income (loss)	0.01	(0.07)	(0.11)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	1.29	(1.40)	3.27	(0.34)	1.04
Total from investment operations	1.30	(1.47)	3.16	(0.41)	1.00
Distributions to shareholders from:
Net realized capital gains	—	(1.78)	—	(0.93)	(0.29)
Total distributions	—	(1.78)	—	(0.93)	(0.29)
Net asset value, end of year	$ 12.88	$ 11.58	$ 14.83	$ 11.67	$ 13.01
Total return	11.23% [2]	(11.29)%	27.08%	(3.50)%	8.43%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$56,074	$70,447	$90,143	$95,701	$268,478
Ratio of operating expenses to average net assets[3]	0.86% [4]	0.85%	0.86%	0.88%	0.87% [4]
Ratio of net investment income (loss) to average net assets[3]	0.08%	(0.55)%	(0.77)%	(0.59)%	(0.34)%
Portfolio turnover rate[5,6]	—%	—%	—%	—%	—%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.
[3]	This ratio does not include the expenses for any exchange-traded funds held in the Portfolio.
[4]	The ratio of operating expenses excluding interest expense was 0.86% and 0.86% for the years ended October 31, 2023 and 2019, respectively.
[5]	Portfolio turnover is calculated at the fund level.
[6]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.
59

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Secured Options Portfolio Institutional Shares
	For The Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 11.74	$ 14.99	$ 11.77	$ 13.09	$ 12.34
Income from investment operations:
Net investment income (loss)	0.04	(0.04)	(0.08)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.30	(1.43)	3.30	(0.34)	1.06
Total from investment operations	1.34	(1.47)	3.22	(0.39)	1.04
Distributions to shareholders from:
Net realized capital gains	—	(1.78)	—	(0.93)	(0.29)
Total distributions	—	(1.78)	—	(0.93)	(0.29)
Net asset value, end of year	$ 13.08	$ 11.74	$ 14.99	$ 11.77	$ 13.09
Total return	11.41% [2]	(11.16)%	27.36%	(3.31)%	8.73%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$456,293	$431,137	$341,245	$354,674	$409,829
Ratio of operating expenses to average net assets[3]	0.66% [4]	0.65%	0.66%	0.68%	0.67% [4]
Ratio of net investment income (loss) to average net assets[3]	0.29%	(0.32)%	(0.57)%	(0.44)%	(0.14)%
Portfolio turnover rate[5,6]	—%	—%	—%	—%	—%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.
[3]	This ratio does not include the expenses for any exchange-traded funds held in the Portfolio.
[4]	The ratio of operating expenses excluding interest expense was 0.66% and 0.66% for the years ended October 31, 2023 and 2019, respectively.
[5]	Portfolio turnover is calculated at the fund level.
[6]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.
60

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Global Secured Options Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1,2]	2019 [1,2]
Net asset value, beginning of year	$ 4.25	$ 5.64	$ 4.84	$ 4.90	$104.10
Income from investment operations:
Net investment income (loss)	0.02	(0.02)	(0.05)	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	0.52	(0.64)	1.07	(0.02)	(5.71)
Total from investment operations	0.54	(0.66)	1.02	(0.06)	(5.69)
Distributions to shareholders from:
Net investment income	(0.00) [3]	—	—	(0.00) [3]	(0.01)
Net realized capital gains	—	(0.73)	(0.22)	—	(93.50)
Total distributions	(0.00) [3]	(0.73)	(0.22)	(0.00) [3]	(93.51)
Net asset value, end of year	$ 4.79	$ 4.25	$ 5.64	$ 4.84	$ 4.90
Total return[4]	12.74%	(13.35)%	21.59%	(1.07)%	8.56%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$22,470	$20,062	$17,152	$9,648	$ 1,220
Ratio of operating expenses before waiver/reimbursement to average net assets[5]	1.15%	1.22%	1.30%	2.13%	9.76%
Ratio of operating expenses after waiver/reimbursement to average net assets[5]	1.00% [6]	1.00% [6]	1.00%	1.00%	1.63% [6]
Ratio of net investment income to average net assets[5]	0.34%	(0.46)%	(0.96)%	(0.83)%	0.32%
Portfolio turnover rate	117%	152%	—% [7]	995%	685%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Board authorized a 1-for-10 reverse share split for the Global Secured Options Portfolio effective after the close of trading on March 16, 2020. The impact of the reverse share split was to decrease the number of shares outstanding by a factor of ten, while increasing the NAV of shares outstanding by a factor of ten, resulting in no effect to the net assets of the Portfolio. The financial statements for the Portfolio have been adjusted to reflect the reverse share split.
[3]	Amount rounds to less than $0.01 per share.
[4]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[5]	This ratio does not include the expenses for any exchange-traded funds held in the Portfolio.
[6]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 1.00% and 1.00% for the years ended October 31, 2023 and 2022, respectively and the ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short and interest expense was 1.62% for the year ended October 31, 2019.
[7]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.
61

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Core Fixed Income Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 9.16	$ 11.11	$ 11.71	$ 11.31	$ 10.49
Income from investment operations:
Net investment income	0.23	0.18	0.14	0.21	0.25
Net realized and unrealized gain (loss) on investments	(0.30)	(1.92)	(0.36)	0.44	0.83
Total from investment operations	(0.07)	(1.74)	(0.22)	0.65	1.08
Distributions to shareholders from:
Net investment income	(0.24)	(0.21)	(0.20)	(0.25)	(0.26)
Net realized capital gains	—	(0.00) [2]	(0.18)	—	—
Total distributions	(0.24)	(0.21)	(0.38)	(0.25)	(0.26)
Net asset value, end of year	$ 8.85	$ 9.16	$ 11.11	$ 11.71	$ 11.31
Total return	(0.90)%	(15.80)%	(1.91)%	5.82%	10.46%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$365,032	$319,773	$424,512	$436,975	$505,603
Ratio of operating expenses to average net assets	0.55%	0.54%	0.54%	0.54%	0.53%
Ratio of net investment income to average net assets	2.50%	1.72%	1.27%	1.78%	2.30%
Portfolio turnover rate	13%	28%	24%	52%	36%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.

	Short Term Tax Aware Fixed Income Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 9.67	$ 10.09	$ 10.16	$ 10.07	$ 9.90
Income from investment operations:
Net investment income	0.16	0.08	0.08	0.11	0.13
Net realized and unrealized gain (loss) on investments	0.07	(0.42)	(0.06)	0.09	0.17
Total from investment operations	0.23	(0.34)	0.02	0.20	0.30
Distributions to shareholders from:
Net investment income	(0.16)	(0.08)	(0.09)	(0.11)	(0.13)
Total distributions	(0.16)	(0.08)	(0.09)	(0.11)	(0.13)
Net asset value, end of year	$ 9.74	$ 9.67	$ 10.09	$ 10.16	$ 10.07
Total return[2]	2.41%	(3.40)%	0.15%	1.96%	3.03%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$36,896	$56,963	$56,284	$53,525	$50,939
Ratio of operating expenses before waiver/reimbursement to average net assets	0.69%	0.62%	0.64% [3]	0.63% [3]	0.66% [3]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.55% [4]	0.55% [4]	0.55% [3,4]	0.55% [3]	0.55% [3]
Ratio of net investment income to average net assets	1.68%	0.84%	0.77%	1.08%	1.33%
Portfolio turnover rate	45%	56%	25%	59%	25%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	This ratio does not include the expenses for any exchange-traded funds and registered investment companies held in the Portfolio.
[4]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 0.55%, 0.55% and 0.55% for the years ended October 31, 2023, 2022 and 2021, respectively.

See Notes to Financial Statements.
62

The Glenmede Fund, Inc.

Financial Highlights — (Concluded)
For a share outstanding throughout each year
	High Yield Municipal Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 8.94	$ 11.09	$ 10.65	$ 10.84	$ 10.16
Income from investment operations:
Net investment income	0.35	0.28	0.27	0.30	0.31
Net realized and unrealized gain (loss) on investments	(0.22)	(2.06)	0.44	(0.19)	0.68
Total from investment operations	0.13	(1.78)	0.71	0.11	0.99
Distributions to shareholders from:
Net investment income	(0.36)	(0.29)	(0.27)	(0.30)	(0.31)
Net realized capital gains	—	(0.08)	(0.00) [2]	—	—
Total distributions	(0.36)	(0.37)	(0.27)	(0.30)	(0.31)
Net asset value, end of year	$ 8.71	$ 8.94	$ 11.09	$ 10.65	$ 10.84
Total return	1.26%	(16.42)% [3]	6.68% [3]	1.09% [3]	9.90% [3]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$155,383	$156,810	$282,512	$232,783	$215,419
Ratio of operating expenses to average net assets	0.89% [4]	—%	—%	—%	—%
Ratio of operating expenses before waiver/reimbursement to average net assets	—%	0.98%	1.01%	1.02%	1.00%
Ratio of operating expenses after waiver/reimbursement to average net assets	—%	0.96% [5,6]	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	3.74%	2.76%	2.40%	2.85%	2.95%
Portfolio turnover rate	25%	28%	19%	28%	27%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	The ratio of operating expenses excluding interest expense was 0.89% for the year ended October 31, 2023.
[5]	Effective May 9, 2022, the management fee payable to the Advisor was reduced from 0.65% to 0.57% of the Portfolio’s average daily net assets. See Note 3.
[6]	The ratio of operating expenses after waiver/reimbursement excluding interest expense was 0.95% for the year ended October 31, 2022.
See Notes to Financial Statements.
63

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 99.9%
	Automobile Components — 1.1%
220,826	BorgWarner, Inc.	$ 8,148,479
	Automobiles — 0.8%
204,406	General Motors Co.	5,764,249
	Banks — 2.1%
112,862	Comerica, Inc.	4,446,763
509,778	Regions Financial Corp.	7,407,074
104,710	Wells Fargo & Co.	4,164,317
		16,018,154
	Beverages — 1.1%
146,395	Coca-Cola Co.	8,269,854
	Biotechnology — 5.1%
54,821	Amgen, Inc.	14,017,730
101,080	Gilead Sciences, Inc.	7,938,823
36,842	United Therapeutics Corp.[1]	8,210,608
23,114	Vertex Pharmaceuticals, Inc.[1]	8,369,811
		38,536,972
	Broadline Retail — 1.0%
192,224	eBay, Inc.	7,540,948
	Building Products — 2.2%
250,298	Carrier Global Corp.	11,929,203
44,613	Owens Corning	5,057,776
		16,986,979
	Capital Markets — 3.6%
157,506	Bank of New York Mellon Corp.	6,694,005
58,912	CME Group, Inc.	12,575,356
76,612	Intercontinental Exchange, Inc.	8,231,193
		27,500,554
	Commercial Services & Supplies — 0.6%
31,435	Clean Harbors, Inc.[1]	4,830,616
	Communications Equipment — 3.9%
84,476	Arista Networks, Inc.[1]	16,926,456
240,792	Cisco Systems, Inc.	12,552,487
		29,478,943
	Consumer Staples Distribution & Retail — 1.9%
17,299	Casey’s General Stores, Inc.	4,703,771
219,036	Kroger Co.	9,937,663
		14,641,434
	Containers & Packaging — 0.7%
92,183	Berry Global Group, Inc.	5,070,065
	Distributors — 1.9%
55,699	Genuine Parts Co.	7,177,373
161,119	LKQ Corp.	7,076,347
		14,253,720
	Diversified Telecommunication Services — 1.2%
603,081	AT&T, Inc.	9,287,447
	Electrical Equipment — 1.0%
51,285	AMETEK, Inc.	7,219,389
See Notes to Financial Statements.
64

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Electronic Equipment, Instruments & Components — 1.1%
70,917	Jabil, Inc.	$ 8,708,608
	Energy Equipment & Services — 1.5%
322,277	Baker Hughes Co. Class A	11,092,774
	Entertainment — 0.5%
9,561	Netflix, Inc.[1]	3,936,168
	Financial Services — 2.6%
39,627	FleetCor Technologies, Inc.[1]	8,922,811
127,030	PayPal Holdings, Inc.[1]	6,580,154
387,720	Western Union Co.	4,377,359
		19,880,324
	Food Products — 2.1%
53,465	Archer-Daniels-Midland Co.	3,826,490
181,338	General Mills, Inc.	11,830,491
		15,656,981
	Ground Transportation — 1.2%
311,958	CSX Corp.	9,311,946
	Health Care Providers & Services — 7.5%
126,428	Centene Corp.[1]	8,721,003
29,833	Cigna Group	9,224,364
107,690	CVS Health Corp.	7,431,687
28,142	Elevance Health, Inc.	12,666,433
14,493	Humana, Inc.	7,589,839
15,484	McKesson Corp.	7,050,794
8,188	UnitedHealth Group, Inc.	4,385,165
		57,069,285
	Hotels, Restaurants & Leisure — 2.7%
30,830	Airbnb, Inc. Class A1	3,646,881
3,422	Booking Holdings, Inc.[1]	9,545,874
72,628	Expedia Group, Inc.[1]	6,920,722
		20,113,477
	Household Durables — 1.4%
67,257	Lennar Corp. Class A	7,174,977
52,090	Toll Brothers, Inc.	3,683,284
		10,858,261
	Household Products — 1.1%
88,306	Church & Dwight Co., Inc.	8,030,548
	Insurance — 1.9%
51,638	Aflac, Inc.	4,033,444
28,868	Marsh & McLennan Cos., Inc.	5,474,816
95,760	Unum Group	4,682,664
		14,190,924
	Interactive Media & Services — 2.4%
91,600	Alphabet, Inc. Class A1	11,365,728
23,347	Meta Platforms, Inc. Class A1	7,033,751
		18,399,479
	IT Services — 3.5%
108,888	Akamai Technologies, Inc.[1]	11,251,397
94,782	Amdocs Ltd.	7,597,725
See Notes to Financial Statements.
65

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	IT Services — (Continued)
113,799	Okta, Inc.[1]	$ 7,671,191
		26,520,313
	Machinery — 3.1%
61,544	PACCAR, Inc.	5,079,226
35,382	Parker-Hannifin Corp.	13,052,774
21,500	Snap-on, Inc.	5,545,710
		23,677,710
	Media — 5.0%
345,787	Comcast Corp. Class A	14,277,545
187,273	Fox Corp. Class A	5,691,227
193,211	Interpublic Group of Cos., Inc.	5,487,192
169,383	Omnicom Group, Inc.	12,688,481
		38,144,445
	Metals & Mining — 2.0%
73,114	Nucor Corp.	10,805,518
39,346	Steel Dynamics, Inc.	4,190,743
		14,996,261
	Multi-Utilities — 1.6%
300,486	NiSource, Inc.	7,560,228
69,122	Public Service Enterprise Group, Inc.	4,261,371
		11,821,599
	Oil, Gas & Consumable Fuels — 3.3%
90,786	HF Sinclair Corp.	5,027,729
103,226	Marathon Petroleum Corp.	15,612,932
39,222	Phillips 66	4,474,054
		25,114,715
	Personal Care Products — 1.0%
397,993	Kenvue, Inc.	7,402,670
	Pharmaceuticals — 2.4%
36,150	Johnson & Johnson	5,362,491
260,366	Perrigo Co. PLC	7,196,516
218,763	Royalty Pharma PLC Class A	5,878,162
		18,437,169
	Real Estate Management & Development — 0.6%
60,139	CBRE Group, Inc. Class A1	4,170,038
	Semiconductors & Semiconductor Equipment — 5.4%
59,075	Applied Materials, Inc.	7,818,576
29,628	KLA Corp.	13,916,272
23,965	NXP Semiconductors NV	4,132,285
148,108	ON Semiconductor Corp.[1]	9,277,485
62,109	Qorvo, Inc.[1]	5,429,569
		40,574,187
	Software — 8.5%
28,498	Adobe, Inc.[1]	15,162,646
115,832	DocuSign, Inc.[1]	4,503,548
534,125	Dropbox, Inc. Class A1	14,047,488
218,385	Fortinet, Inc.[1]	12,485,070
486,444	UiPath, Inc. Class A1	7,554,475
19,719	Workday, Inc. Class A1	4,174,709
See Notes to Financial Statements.
66

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Software — (Continued)
111,871	Zoom Video Communications, Inc. Class A1	$ 6,710,023
		64,637,959
	Specialized REITs — 2.4%
13,269	Equinix, Inc.	9,681,593
36,452	Public Storage	8,701,457
		18,383,050
	Specialty Retail — 3.1%
114,588	Best Buy Co., Inc.	7,656,770
60,468	Ross Stores, Inc.	7,012,474
97,916	TJX Cos., Inc.	8,623,462
		23,292,706
	Technology Hardware, Storage & Peripherals — 3.3%
709,260	Hewlett Packard Enterprise Co.	10,908,419
134,482	HP, Inc.	3,540,911
316,854	Pure Storage, Inc. Class A1	10,712,834
		25,162,164
	Textiles, Apparel & Luxury Goods — 0.5%
125,688	Tapestry, Inc.	3,463,961
	TOTAL COMMON STOCKS (Cost $623,307,545)	756,595,525
Face Amount
REPURCHASE AGREEMENT* — 0.1%
$1,243,920	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $1,243,975, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $1,269,900, coupon rate of 5.000%, due 10/31/2025, market value of $1,268,858)	1,243,920
	TOTAL REPURCHASE AGREEMENT (Cost $1,243,920)	1,243,920
TOTAL INVESTMENTS (Cost $624,551,465)	100.0%	$757,839,445
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(306,994)
NET ASSETS	100.0%	$757,532,451

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
67

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	8.5%	$ 64,637,959
Health Care Providers & Services	7.5	57,069,285
Semiconductors & Semiconductor Equipment	5.4	40,574,187
Biotechnology	5.1	38,536,972
Media	5.0	38,144,445
Communications Equipment	3.9	29,478,943
Capital Markets	3.6	27,500,554
IT Services	3.5	26,520,313
Technology Hardware, Storage & Peripherals	3.3	25,162,164
Oil, Gas & Consumable Fuels	3.3	25,114,715
Machinery	3.1	23,677,710
Specialty Retail	3.1	23,292,706
Hotels, Restaurants & Leisure	2.7	20,113,477
Financial Services	2.6	19,880,324
Pharmaceuticals	2.4	18,437,169
Interactive Media & Services	2.4	18,399,479
Specialized REITs	2.4	18,383,050
Building Products	2.2	16,986,979
Banks	2.1	16,018,154
Food Products	2.1	15,656,981
Metals & Mining	2.0	14,996,261
Consumer Staples Distribution & Retail	1.9	14,641,434
Distributors	1.9	14,253,720
Insurance	1.9	14,190,924
Multi-Utilities	1.6	11,821,599
Energy Equipment & Services	1.5	11,092,774
Household Durables	1.4	10,858,261
Ground Transportation	1.2	9,311,946
Diversified Telecommunication Services	1.2	9,287,447
Electronic Equipment, Instruments & Components	1.1	8,708,608
Beverages	1.1	8,269,854
Automobile Components	1.1	8,148,479
Household Products	1.1	8,030,548
Broadline Retail	1.0	7,540,948
Personal Care Products	1.0	7,402,670
Electrical Equipment	1.0	7,219,389
Automobiles	0.8	5,764,249
Containers & Packaging	0.7	5,070,065
Commercial Services & Supplies	0.6	4,830,616
Real Estate Management & Development	0.6	4,170,038
Entertainment	0.5	3,936,168
Textiles, Apparel & Luxury Goods	0.5	3,463,961
TOTAL COMMON STOCKS	99.9%	$756,595,525
REPURCHASE AGREEMENT	0.1	1,243,920
TOTAL INVESTMENTS	100.0%	$757,839,445
See Notes to Financial Statements.
68

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 99.5%
	Air Freight & Logistics — 1.0%
173,283	Expeditors International of Washington, Inc.	$ 18,931,168
	Beverages — 2.1%
713,133	Coca-Cola Co.	40,284,883
	Biotechnology — 6.5%
73,157	Amgen, Inc.	18,706,245
72,589	Regeneron Pharmaceuticals, Inc.[1]	56,611,435
136,576	Vertex Pharmaceuticals, Inc.[1]	49,455,535
		124,773,215
	Broadline Retail — 1.7%
839,759	eBay, Inc.	32,943,746
	Building Products — 1.4%
139,872	Trane Technologies PLC	26,619,040
	Capital Markets — 0.6%
99,989	Intercontinental Exchange, Inc.	10,742,818
	Chemicals — 0.7%
539,828	Axalta Coating Systems Ltd.[1]	14,159,688
	Communications Equipment — 3.2%
308,022	Arista Networks, Inc.[1]	61,718,368
	Containers & Packaging — 1.1%
963,189	Graphic Packaging Holding Co.	20,718,195
	Diversified Consumer Services — 0.5%
238,437	H&R Block, Inc.	9,787,839
	Electronic Equipment, Instruments & Components — 7.8%
704,991	Amphenol Corp. Class A	56,787,025
451,271	Jabil, Inc.	55,416,079
312,867	Keysight Technologies, Inc.[1]	38,185,417
		150,388,521
	Entertainment — 2.8%
104,802	Netflix, Inc.[1]	43,145,935
1,182,702	Warner Bros Discovery, Inc.[1]	11,756,058
		54,901,993
	Financial Services — 4.5%
342,188	Fiserv, Inc.[1]	38,923,885
204,067	Visa, Inc. Class A	47,976,152
		86,900,037
	Health Care Providers & Services — 6.2%
75,991	Cigna Group	23,496,417
84,824	Elevance Health, Inc.	38,178,434
63,040	Humana, Inc.	33,013,418
47,916	UnitedHealth Group, Inc.	25,661,893
		120,350,162
	Hotels, Restaurants & Leisure — 3.8%
224,959	Airbnb, Inc. Class A1	26,610,400
11,643	Booking Holdings, Inc.[1]	32,478,847
141,022	Expedia Group, Inc.[1]	13,437,987
		72,527,234
See Notes to Financial Statements.
69

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Household Durables — 2.2%
319,651	Lennar Corp. Class A	$ 34,100,369
41,044	TopBuild Corp.[1]	9,389,225
		43,489,594
	Household Products — 2.9%
119,397	Kimberly-Clark Corp.	14,284,657
275,343	Procter & Gamble Co.	41,309,710
		55,594,367
	Insurance — 0.8%
77,763	Marsh & McLennan Cos., Inc.	14,747,753
	Interactive Media & Services — 7.8%
436,117	Alphabet, Inc. Class A1	54,113,397
175,799	Meta Platforms, Inc. Class A1	52,962,965
1,432,308	Pinterest, Inc. Class A1	42,797,363
		149,873,725
	IT Services — 7.1%
142,602	Accenture PLC Class A	42,365,628
108,530	Gartner, Inc.[1]	36,036,301
295,872	Snowflake, Inc. Class A1	42,939,903
317,176	Twilio, Inc. Class A1	16,258,442
		137,600,274
	Machinery — 0.8%
86,297	Lincoln Electric Holdings, Inc.	15,084,716
	Professional Services — 1.7%
95,058	Automatic Data Processing, Inc.	20,743,557
102,122	Paychex, Inc.	11,340,648
		32,084,205
	Semiconductors & Semiconductor Equipment — 7.8%
311,667	Applied Materials, Inc.	41,249,127
122,318	KLA Corp.	57,452,765
224,183	Lattice Semiconductor Corp.[1]	12,466,817
640,367	ON Semiconductor Corp.[1]	40,112,589
		151,281,298
	Software — 13.1%
234,571	Cadence Design Systems, Inc.[1]	56,261,854
291,463	DocuSign, Inc.[1]	11,332,081
380,105	Dropbox, Inc. Class A1	9,996,762
620,591	Fortinet, Inc.[1]	35,479,187
182,355	Microsoft Corp.	61,656,049
76,461	Synopsys, Inc.[1]	35,893,852
1,205,975	UiPath, Inc. Class A1,2	18,728,792
114,167	Workday, Inc. Class A1	24,170,296
		253,518,873
	Specialized REITs — 0.5%
14,126	Equinix, Inc.	10,306,895
	Specialty Retail — 9.3%
453,984	Best Buy Co., Inc.	30,335,211
97,335	Dick’s Sporting Goods, Inc.	10,409,978
211,978	Lowe’s Cos., Inc.	40,396,647
280,150	Ross Stores, Inc.	32,488,996
538,624	TJX Cos., Inc.	47,436,616
See Notes to Financial Statements.
70

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Specialty Retail — (Continued)
119,016	Williams-Sonoma, Inc.	$ 17,880,964
		178,948,412
	Technology Hardware, Storage & Peripherals — 1.6%
901,290	Pure Storage, Inc. Class A1	30,472,615
	TOTAL COMMON STOCKS (Cost $1,509,953,527)	1,918,749,634
Face Amount
REPURCHASE AGREEMENT* — 0.6%
$11,173,323	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $11,173,820, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $11,406,200, coupon rate of 5.000%, due 10/31/2025, market value of $11,396,843)	11,173,323
	TOTAL REPURCHASE AGREEMENT (Cost $11,173,323)	11,173,323
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.1%
1,477,476	State Street Navigator Securities Lending Government Money Market Portfolio[3]	1,477,476
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $1,477,476)	1,477,476
TOTAL INVESTMENTS (Cost $1,522,604,326)	100.2%	$1,931,400,433
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)	(3,665,128)
NET ASSETS	100.0%	$1,927,735,305

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
71

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	13.1%	$ 253,518,873
Specialty Retail	9.3	178,948,412
Semiconductors & Semiconductor Equipment	7.8	151,281,298
Electronic Equipment, Instruments & Components	7.8	150,388,521
Interactive Media & Services	7.8	149,873,725
IT Services	7.1	137,600,274
Biotechnology	6.5	124,773,215
Health Care Providers & Services	6.2	120,350,162
Financial Services	4.5	86,900,037
Hotels, Restaurants & Leisure	3.8	72,527,234
Communications Equipment	3.2	61,718,368
Household Products	2.9	55,594,367
Entertainment	2.8	54,901,993
Household Durables	2.2	43,489,594
Beverages	2.1	40,284,883
Broadline Retail	1.7	32,943,746
Professional Services	1.7	32,084,205
Technology Hardware, Storage & Peripherals	1.6	30,472,615
Building Products	1.4	26,619,040
Containers & Packaging	1.1	20,718,195
Air Freight & Logistics	1.0	18,931,168
Machinery	0.8	15,084,716
Insurance	0.8	14,747,753
Chemicals	0.7	14,159,688
Capital Markets	0.6	10,742,818
Specialized REITs	0.5	10,306,895
Diversified Consumer Services	0.5	9,787,839
TOTAL COMMON STOCKS	99.5%	$1,918,749,634
REPURCHASE AGREEMENT	0.6	11,173,323
INVESTMENT OF SECURITY LENDING COLLATERAL	0.1	1,477,476
TOTAL INVESTMENTS	100.2%	$1,931,400,433
See Notes to Financial Statements.
72

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 99.8%
	Automobile Components — 0.6%
82	Lear Corp.	$ 10,640
	Automobiles — 0.3%
530	Ford Motor Co.	5,167
	Banks — 5.1%
831	Bank of America Corp.	21,889
312	Citizens Financial Group, Inc.	7,310
207	Comerica, Inc.	8,156
163	East West Bancorp, Inc.	8,740
457	Fifth Third Bancorp	10,835
1,828	Regions Financial Corp.	26,561
		83,491
	Biotechnology — 4.9%
531	Gilead Sciences, Inc.	41,705
79	United Therapeutics Corp.[1]	17,606
56	Vertex Pharmaceuticals, Inc.[1]	20,278
		79,589
	Broadline Retail — 0.7%
301	eBay, Inc.	11,808
	Building Products — 3.6%
431	Carrier Global Corp.	20,542
131	Fortune Brands Innovations, Inc.	7,310
360	Johnson Controls International PLC	17,647
117	Owens Corning	13,264
		58,763
	Capital Markets — 2.7%
204	CME Group, Inc.	43,546
	Chemicals — 0.8%
151	LyondellBasell Industries NV Class A	13,626
	Communications Equipment — 1.7%
534	Cisco Systems, Inc.	27,837
	Consumer Finance — 3.8%
289	Capital One Financial Corp.	29,273
1,156	Synchrony Financial	32,426
		61,699
	Consumer Staples Distribution & Retail — 1.7%
611	Kroger Co.	27,721
	Distributors — 0.7%
273	LKQ Corp.	11,990
	Diversified Consumer Services — 1.0%
400	H&R Block, Inc.	16,420
	Diversified Telecommunication Services — 3.0%
1,352	AT&T, Inc.	20,821
820	Verizon Communications, Inc.	28,806
		49,627
	Financial Services — 3.2%
1,290	MGIC Investment Corp.	21,724
250	Voya Financial, Inc.	16,692
See Notes to Financial Statements.
73

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Financial Services — (Continued)
1,214	Western Union Co.	$ 13,706
		52,122
	Food Products — 3.5%
448	Archer-Daniels-Midland Co.	32,063
261	General Mills, Inc.	17,028
269	Kraft Heinz Co.	8,463
		57,554
	Ground Transportation — 1.8%
981	CSX Corp.	29,283
	Health Care Providers & Services — 8.1%
31	Cigna Group	9,585
527	CVS Health Corp.	36,368
67	Elevance Health, Inc.	30,156
73	Humana, Inc.	38,230
41	McKesson Corp.	18,670
		133,009
	Hotels, Restaurants & Leisure — 1.1%
86	Expedia Group, Inc.[1]	8,195
127	Wyndham Hotels & Resorts, Inc.	9,195
		17,390
	Household Durables — 1.0%
225	Toll Brothers, Inc.	15,910
	Household Products — 2.3%
248	Procter & Gamble Co.	37,207
	Independent Power & Renewable Electricity Producer — 0.8%
931	AES Corp.	13,872
	Insurance — 3.7%
302	American International Group, Inc.	18,516
334	Fidelity National Financial, Inc.	13,056
191	Hartford Financial Services Group, Inc.	14,029
320	Unum Group	15,648
		61,249
	IT Services — 3.0%
194	Akamai Technologies, Inc.[1]	20,046
144	Amdocs Ltd.	11,543
264	Cognizant Technology Solutions Corp. Class A	17,020
		48,609
	Machinery — 5.3%
51	Caterpillar, Inc.	11,529
196	PACCAR, Inc.	16,176
72	Parker-Hannifin Corp.	26,561
81	Snap-on, Inc.	20,893
176	Timken Co.	12,165
		87,324
	Media — 4.2%
1,039	Comcast Corp. Class A	42,900
255	Fox Corp. Class A	7,750
358	Interpublic Group of Cos., Inc.	10,167
See Notes to Financial Statements.
74

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Media — (Continued)
108	Omnicom Group, Inc.	$ 8,090
		68,907
	Metals & Mining — 3.4%
229	Nucor Corp.	33,844
86	Reliance Steel & Aluminum Co.	21,877
		55,721
	Multi-Utilities — 3.0%
511	NiSource, Inc.	12,857
592	Public Service Enterprise Group, Inc.	36,497
		49,354
	Oil, Gas & Consumable Fuels — 9.4%
359	ConocoPhillips	42,649
558	Coterra Energy, Inc.	15,345
346	Marathon Petroleum Corp.	52,332
187	Ovintiv, Inc.	8,976
155	Phillips 66	17,681
140	Valero Energy Corp.	17,780
		154,763
	Personal Care Products — 0.5%
421	Kenvue, Inc.	7,831
	Pharmaceuticals — 3.9%
131	Johnson & Johnson	19,433
496	Perrigo Co. PLC	13,709
1,164	Royalty Pharma PLC Class A	31,277
		64,419
	Professional Services — 0.6%
96	Leidos Holdings, Inc.	9,515
	Real Estate Management & Development — 0.7%
160	CBRE Group, Inc. Class A1	11,094
	Residential REITs — 1.5%
735	American Homes 4 Rent Class A	24,064
	Semiconductors & Semiconductor Equipment — 2.2%
298	ON Semiconductor Corp.[1]	18,667
200	Qorvo, Inc.[1]	17,484
		36,151
	Specialized REITs — 2.1%
25	Equinix, Inc.	18,241
583	VICI Properties, Inc.	16,266
		34,507
	Specialty Retail — 1.0%
123	Best Buy Co., Inc.	8,219
81	Dick’s Sporting Goods, Inc.	8,663
		16,882
	Technology Hardware, Storage & Peripherals — 0.9%
932	Hewlett Packard Enterprise Co.	14,334
	Textiles, Apparel & Luxury Goods — 1.1%
69	Ralph Lauren Corp. Class A	7,764
See Notes to Financial Statements.
75

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Textiles, Apparel & Luxury Goods — (Continued)
403	Tapestry, Inc.	$ 11,107
		18,871
	Tobacco — 0.9%
358	Altria Group, Inc.	14,381
	TOTAL COMMON STOCKS (Cost $1,440,148)	1,636,247
Face Amount
REPURCHASE AGREEMENT* — 0.5%
$8,662	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $8,662, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $8,900, coupon rate of 5.000%, due 10/31/2025, market value of $8,893)	8,662
	TOTAL REPURCHASE AGREEMENT (Cost $8,662)	8,662
TOTAL INVESTMENTS (Cost $1,448,810)	100.3%	$1,644,909
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.3)	(5,330)
NET ASSETS	100.0%	$1,639,579

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
76

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Oil, Gas & Consumable Fuels	9.4%	$ 154,763
Health Care Providers & Services	8.1	133,009
Machinery	5.3	87,324
Banks	5.1	83,491
Biotechnology	4.9	79,589
Media	4.2	68,907
Pharmaceuticals	3.9	64,419
Consumer Finance	3.8	61,699
Insurance	3.7	61,249
Building Products	3.6	58,763
Food Products	3.5	57,554
Metals & Mining	3.4	55,721
Financial Services	3.2	52,122
Diversified Telecommunication Services	3.0	49,627
Multi-Utilities	3.0	49,354
IT Services	3.0	48,609
Capital Markets	2.7	43,546
Household Products	2.3	37,207
Semiconductors & Semiconductor Equipment	2.2	36,151
Specialized REITs	2.1	34,507
Ground Transportation	1.8	29,283
Communications Equipment	1.7	27,837
Consumer Staples Distribution & Retail	1.7	27,721
Residential REITs	1.5	24,064
Textiles, Apparel & Luxury Goods	1.1	18,871
Hotels, Restaurants & Leisure	1.1	17,390
Specialty Retail	1.0	16,882
Diversified Consumer Services	1.0	16,420
Household Durables	1.0	15,910
Tobacco	0.9	14,381
Technology Hardware, Storage & Peripherals	0.9	14,334
Independent Power & Renewable Electricity Producer	0.8	13,872
Chemicals	0.8	13,626
Distributors	0.7	11,990
Broadline Retail	0.7	11,808
Real Estate Management & Development	0.7	11,094
Automobile Components	0.6	10,640
Professional Services	0.6	9,515
Personal Care Products	0.5	7,831
Automobiles	0.3	5,167
TOTAL COMMON STOCKS	99.8%	$1,636,247
REPURCHASE AGREEMENT	0.5	8,662
TOTAL INVESTMENTS	100.3%	$1,644,909
See Notes to Financial Statements.
77

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 99.7%
	Aerospace & Defense — 1.2%
145	Moog, Inc. Class A	$ 16,827
	Automobile Components — 1.6%
598	Modine Manufacturing Co.[1]	23,621
	Banks — 7.7%
381	Bancorp, Inc.[1]	13,583
304	Byline Bancorp, Inc.	5,767
359	Cathay General Bancorp	12,174
519	Central Pacific Financial Corp.	8,190
363	Customers Bancorp, Inc.[1]	14,596
334	Hanmi Financial Corp.	4,903
478	OFG Bancorp	14,158
474	Peoples Bancorp, Inc.	13,073
711	Premier Financial Corp.	12,336
206	UMB Financial Corp.	12,920
		111,700
	Biotechnology — 3.5%
2,246	Atara Biotherapeutics, Inc.[1]	2,897
271	Eagle Pharmaceuticals, Inc.[1]	3,721
1,525	Emergent BioSolutions, Inc.[1]	3,187
593	iTeos Therapeutics, Inc.[1]	5,966
7,718	Karyopharm Therapeutics, Inc.[1,2]	6,715
1,788	MacroGenics, Inc.[1,2]	9,333
2,228	Sutro Biopharma, Inc.[1]	6,127
1,871	Zymeworks, Inc.[1,2]	13,134
		51,080
	Building Products — 0.6%
337	Quanex Building Products Corp.	9,048
	Capital Markets — 0.7%
1,731	WisdomTree, Inc.	10,732
	Commercial Services & Supplies — 1.5%
859	GEO Group, Inc.[1,2]	7,508
1,550	Interface, Inc.	13,779
		21,287
	Communications Equipment — 1.7%
181	Digi International, Inc.[1]	4,558
256	Extreme Networks, Inc.[1]	5,279
519	Harmonic, Inc.[1]	5,600
456	NetScout Systems, Inc.[1]	9,954
		25,391
	Construction & Engineering — 4.3%
135	Comfort Systems USA, Inc.	24,550
89	MYR Group, Inc.[1]	10,309
370	Sterling Infrastructure, Inc.[1]	26,954
		61,813
	Consumer Finance — 1.0%
1,789	EZCORP, Inc. Class A1,2	14,670
	Consumer Staples Distribution & Retail — 1.3%
146	Andersons, Inc.	7,319
285	Sprouts Farmers Market, Inc.[1]	11,976
		19,295
See Notes to Financial Statements.
78

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Containers & Packaging — 0.4%
91	Greif, Inc. Class A	$ 5,779
	Diversified Consumer Services — 2.4%
145	Adtalem Global Education, Inc.[1]	7,511
893	Chegg, Inc.[1]	6,724
375	Stride, Inc.[1]	20,618
		34,853
	Diversified REITs — 0.6%
938	Armada Hoffler Properties, Inc.	9,343
	Diversified Telecommunication Services — 1.1%
570	Bandwidth, Inc. Class A1	6,048
883	Ooma, Inc.[1]	9,633
		15,681
	Electric Utilities — 0.8%
221	ALLETE, Inc.	11,832
	Electronic Equipment, Instruments & Components — 2.4%
142	Belden, Inc.	10,068
198	ePlus, Inc.[1]	12,375
230	Sanmina Corp.[1]	11,700
		34,143
	Energy Equipment & Services — 1.2%
887	Liberty Energy, Inc.	17,474
	Financial Services — 3.5%
332	A-Mark Precious Metals, Inc.[2]	8,990
502	Enact Holdings, Inc.	13,835
1	Paysafe Ltd.[1]	10
540	Radian Group, Inc.	13,684
1,383	StoneCo Ltd. Class A1	13,712
		50,231
	Food Products — 1.4%
1,102	Dole PLC[2]	12,585
200	Simply Good Foods Co.[1]	7,458
		20,043
	Gas Utilities — 1.6%
331	Northwest Natural Holding Co.	12,151
178	ONE Gas, Inc.	10,751
		22,902
	Ground Transportation — 0.8%
666	RXO, Inc.[1]	11,662
	Health Care Equipment & Supplies — 2.8%
7,357	Cerus Corp.[1]	10,300
277	LivaNova PLC[1]	13,587
589	Orthofix Medical, Inc.[1]	6,503
609	Varex Imaging Corp.[1]	10,992
		41,382
	Health Care Providers & Services — 2.1%
8,980	23andMe Holding Co. Class A1,2	7,607
707	Castle Biosciences, Inc.[1]	11,043
609	PetIQ, Inc.[1]	11,431
		30,081
See Notes to Financial Statements.
79

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Health Care Technology — 1.6%
1,700	Health Catalyst, Inc.[1]	$ 12,733
766	Veradigm, Inc.[1]	10,104
		22,837
	Hotel & Resort REITs — 3.0%
2,026	Hersha Hospitality Trust REIT Class A	20,098
1,133	RLJ Lodging Trust	10,650
1,108	Xenia Hotels & Resorts, Inc. REIT	12,886
		43,634
	Hotels, Restaurants & Leisure — 1.6%
611	Accel Entertainment, Inc. Class A1	6,018
687	International Game Technology PLC	17,464
		23,482
	Household Durables — 4.2%
357	Beazer Homes USA, Inc.[1]	8,636
288	MDC Holdings, Inc.	10,930
115	Skyline Champion Corp.[1]	6,742
476	Taylor Morrison Home Corp.[1]	18,240
629	Tri Pointe Homes, Inc.[1]	15,763
		60,311
	Household Products — 0.9%
348	Central Garden & Pet Co. Class A1	13,812
	Industrial REITs — 1.1%
61	EastGroup Properties, Inc.	9,958
181	STAG Industrial, Inc.	6,013
		15,971
	Insurance — 1.5%
408	Fidelis Insurance Holdings Ltd.[1]	5,769
2,683	Genworth Financial, Inc. Class A1	16,071
		21,840
	Interactive Media & Services — 1.4%
594	Cargurus, Inc.[1]	10,235
3,245	Vimeo, Inc.[1]	9,994
		20,229
	IT Services — 1.1%
710	Hackett Group, Inc.	15,826
	Life Sciences Tools & Services — 2.1%
1,794	AbCellera Biologics, Inc.[1,2]	7,373
1,033	Quanterix Corp.[1]	22,437
		29,810
	Machinery — 1.4%
174	Columbus McKinnon Corp.	5,319
804	Manitowoc Co., Inc.[1]	10,291
110	Terex Corp.	5,038
		20,648
	Marine Transportation — 0.5%
750	Costamare, Inc.	6,773
	Media — 0.6%
560	TEGNA, Inc.	8,126
See Notes to Financial Statements.
80

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Metals & Mining — 4.5%
420	Commercial Metals Co.	$ 17,762
910	Constellium SE1	14,378
351	Olympic Steel, Inc.	17,820
354	TimkenSteel Corp.[1]	7,197
165	Warrior Met Coal, Inc.	8,040
		65,197
	Oil, Gas & Consumable Fuels — 7.9%
848	Ardmore Shipping Corp.	11,270
706	CVR Energy, Inc.	23,121
590	Par Pacific Holdings, Inc.[1]	19,364
396	PBF Energy, Inc. Class A	18,822
239	Scorpio Tankers, Inc.	13,420
572	Teekay Tankers Ltd. Class A	28,428
		114,425
	Personal Care Products — 0.9%
947	Herbalife Ltd.[1]	13,495
	Pharmaceuticals — 2.3%
4,365	Amneal Pharmaceuticals, Inc.[1]	16,892
763	Collegium Pharmaceutical, Inc.[1]	16,603
		33,495
	Professional Services — 1.8%
2,811	Conduent, Inc.[1]	8,967
314	Heidrick & Struggles International, Inc.	7,643
202	Korn Ferry	9,195
		25,805
	Real Estate Management & Development — 0.6%
1,236	Cushman & Wakefield PLC[1]	9,109
	Retail REITs — 0.4%
433	Acadia Realty Trust	6,201
	Semiconductors & Semiconductor Equipment — 2.2%
192	Kulicke & Soffa Industries, Inc.	7,989
957	Photronics, Inc.[1]	17,571
259	Veeco Instruments, Inc.[1]	6,200
		31,760
	Software — 4.8%
111	BlackLine, Inc.[1]	5,450
67	InterDigital, Inc.	5,042
205	LiveRamp Holdings, Inc.[1]	5,670
107	Progress Software Corp.	5,498
499	Q2 Holdings, Inc.[1]	14,985
416	Sapiens International Corp. NV	10,608
146	Xperi, Inc.[1]	1,239
2,659	Yext, Inc.[1]	16,034
634	Zuora, Inc. Class A1	4,698
		69,224
	Specialty Retail — 3.6%
354	Abercrombie & Fitch Co. Class A1	21,530
627	Guess?, Inc.	13,481
239	MarineMax, Inc.[1]	6,544
300	Urban Outfitters, Inc.[1]	10,386
		51,941
See Notes to Financial Statements.
81

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Trading Companies & Distributors — 3.5%
120	GMS, Inc.[1]	$ 7,018
1,707	NOW, Inc.[1]	18,811
322	Rush Enterprises, Inc. Class A	11,457
102	WESCO International, Inc.	13,076
		50,362
	TOTAL COMMON STOCKS (Cost $1,298,696)	1,445,183
Face Amount
REPURCHASE AGREEMENT* — 0.8%
$12,671	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $12,672, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $11,600, coupon rate of 0.125%, due 10/15/2025, market value of $13,033)	12,671
	TOTAL REPURCHASE AGREEMENT (Cost $12,671)	12,671
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 3.3%
47,576	State Street Navigator Securities Lending Government Money Market Portfolio[3]	47,576
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $47,576)	47,576
TOTAL INVESTMENTS (Cost $1,358,943)	103.8%	$1,505,430
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.8)	(55,782)
NET ASSETS	100.0%	$1,449,648

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
82

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Oil, Gas & Consumable Fuels	7.9%	$ 114,425
Banks	7.7	111,700
Software	4.8	69,224
Metals & Mining	4.5	65,197
Construction & Engineering	4.3	61,813
Household Durables	4.2	60,311
Specialty Retail	3.6	51,941
Biotechnology	3.5	51,080
Trading Companies & Distributors	3.5	50,362
Financial Services	3.5	50,231
Hotel & Resort REITs	3.0	43,634
Health Care Equipment & Supplies	2.8	41,382
Diversified Consumer Services	2.4	34,853
Electronic Equipment, Instruments & Components	2.4	34,143
Pharmaceuticals	2.3	33,495
Semiconductors & Semiconductor Equipment	2.2	31,760
Health Care Providers & Services	2.1	30,081
Life Sciences Tools & Services	2.1	29,810
Professional Services	1.8	25,805
Communications Equipment	1.7	25,391
Automobile Components	1.6	23,621
Hotels, Restaurants & Leisure	1.6	23,482
Gas Utilities	1.6	22,902
Health Care Technology	1.6	22,837
Insurance	1.5	21,840
Commercial Services & Supplies	1.5	21,287
Machinery	1.4	20,648
Interactive Media & Services	1.4	20,229
Food Products	1.4	20,043
Consumer Staples Distribution & Retail	1.3	19,295
Energy Equipment & Services	1.2	17,474
Aerospace & Defense	1.2	16,827
Industrial REITs	1.1	15,971
IT Services	1.1	15,826
Diversified Telecommunication Services	1.1	15,681
Consumer Finance	1.0	14,670
Household Products	0.9	13,812
Personal Care Products	0.9	13,495
Electric Utilities	0.8	11,832
Ground Transportation	0.8	11,662
Capital Markets	0.7	10,732
Diversified REITs	0.6	9,343
Real Estate Management & Development	0.6	9,109
Building Products	0.6	9,048
Media	0.6	8,126
Marine Transportation	0.5	6,773
Retail REITs	0.4	6,201
Containers & Packaging	0.4	5,779
TOTAL COMMON STOCKS	99.7%	$1,445,183
REPURCHASE AGREEMENT	0.8	12,671
INVESTMENT OF SECURITY LENDING COLLATERAL	3.3	47,576
TOTAL INVESTMENTS	103.8%	$1,505,430
See Notes to Financial Statements.
83

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 96.1%
	Japan — 20.3%
5,000	Asahi Group Holdings Ltd.	$ 179,317
3,200	Daito Trust Construction Co. Ltd.	340,953
48,600	Honda Motor Co. Ltd.	483,034
17,600	Japan Tobacco, Inc.	408,838
6,000	KDDI Corp.	177,615
8,500	Kirin Holdings Co. Ltd.	118,857
26,700	Marubeni Corp.	383,656
15,900	Mitsui & Co. Ltd.	568,236
17,000	Nippon Paint Holdings Co. Ltd.	112,941
5,300	Nitto Denko Corp.	338,578
29,200	Panasonic Holdings Corp.	252,171
7,800	SBI Holdings, Inc.	166,060
17,600	Sekisui House Ltd.	341,259
7,800	Shionogi & Co. Ltd.	359,549
5,500	Sumitomo Corp.	106,625
13,700	Yokogawa Electric Corp.	245,167
		4,582,856
	United Kingdom — 12.5%
28,000	BAE Systems PLC	375,720
57,300	BP PLC	350,037
13,400	Burberry Group PLC	275,576
23,783	GSK PLC	421,291
43,000	HSBC Holdings PLC	309,562
16,500	Imperial Brands PLC	351,162
2,700	Reckitt Benckiser Group PLC[1]	180,560
5,512	Unilever PLC, ADR[1]	260,993
319,000	Vodafone Group PLC	293,510
		2,818,411
	France — 12.0%
10,400	Accor SA	330,898
16,300	AXA SA	482,141
1,300	Capgemini SE	229,026
9,400	Carrefour SA	164,907
1,600	Eiffage SA	145,087
5,595	Publicis Groupe SA	424,587
2,700	Renault SA	94,420
2,782	Sanofi SA	252,269
14,600	Societe Generale SA	326,654
1,100	Sodexo SA	116,251
1,300	Vinci SA	143,715
		2,709,955
	Canada — 9.6%
11,400	ARC Resources Ltd.	183,403
3,600	CGI, Inc.[2]	347,552
4,700	Dollarama, Inc.	320,959
7,400	Great-West Lifeco, Inc.	205,018
18,700	Manulife Financial Corp.	325,522
3,900	Royal Bank of Canada	311,494
5,500	Sun Life Financial, Inc.	251,213
6,800	Suncor Energy, Inc.	220,219
		2,165,380
	Switzerland — 6.6%
4,700	ABB Ltd.	157,278
4,700	Holcim AG	289,755
See Notes to Financial Statements.
84

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Switzerland — (Continued)
1,400	Kuehne & Nagel International AG	$ 376,299
3,400	Logitech International SA	265,975
4,200	Novartis AG	390,335
840	Sandoz Group AG2	21,839
		1,501,481
	Germany — 5.3%
2,400	Bayerische Motoren Werke AG	222,531
2,500	Bechtle AG	111,312
1,400	Deutsche Boerse AG	229,904
5,700	Deutsche Telekom AG	123,489
1,550	Heidelberg Materials AG	112,311
13,900	Infineon Technologies AG	404,091
		1,203,638
	Sweden — 3.9%
4,800	Assa Abloy AB Class B	102,128
19,600	Swedbank AB Class A	320,888
23,000	Volvo AB Class B	455,160
		878,176
	Singapore — 3.7%
9,600	DBS Group Holdings Ltd.	230,333
18,000	Oversea-Chinese Banking Corp. Ltd.	166,702
44,300	Singapore Airlines Ltd.	197,694
34,200	Singapore Exchange Ltd.	236,551
		831,280
	Spain — 3.7%
14,000	Endesa SA	263,160
22,417	Iberdrola SA	249,054
9,100	Industria de Diseno Textil SA	313,415
		825,629
	Australia — 3.5%
8,600	BlueScope Steel Ltd.	102,562
25,300	Brambles Ltd.	210,403
2,400	Cochlear Ltd.	366,664
12,300	Orica Ltd.	114,385
		794,014
	Denmark — 2.7%
2,800	Demant AS2	106,661
2,500	Novo Nordisk AS Class B	239,943
2,400	Pandora AS	271,583
		618,187
	Netherlands — 2.5%
17,200	ING Groep NV	218,901
11,700	Koninklijke Ahold Delhaize NV	346,634
		565,535
	United States — 2.5%
7,000	CRH PLC	374,990
11,700	Tenaris SA	185,016
		560,006
	Portugal — 2.0%
30,000	Galp Energia SGPS SA	451,068
See Notes to Financial Statements.
85

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Belgium — 1.3%
4,100	UCB SA	$ 299,597
	China — 1.2%
105,700	BOC Hong Kong Holdings Ltd.	279,606
	Austria — 1.0%
14,200	Mondi PLC	229,377
	Jordan — 0.9%
9,200	Hikma Pharmaceuticals PLC	212,628
	New Zealand — 0.5%
39,500	Spark New Zealand Ltd.	114,373
	Israel — 0.4%
20,500	Israel Discount Bank Ltd. Class A	90,024
	TOTAL COMMON STOCKS (Cost $20,803,025)	21,731,221
PREFERRED STOCKS* — 1.4%
	Germany — 1.4%
4,400	Henkel AG & Co. KGaA	316,956
	TOTAL PREFERRED STOCKS (Cost $342,948)	316,956
Face Amount
REPURCHASE AGREEMENT*—0.3%
$ 60,121	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $60,124, due 11/1/23, (collateralized by a a U.S. Treasury Note with a par value of $61,400, coupon rate of 5.000%, due 10/31/2025, market value of $61,350)	60,121
	TOTAL REPURCHASE AGREEMENT (Cost $60,121)	60,121
INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.7%
159,978	State Street Navigator Securities Lending Government Money Market Portfolio[3]	159,978
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $159,978)	159,978
TOTAL INVESTMENTS (Cost $21,366,072)	98.5%	$22,268,276
OTHER ASSETS IN EXCESS OF LIABILITIES	1.5	333,155
NET ASSETS	100.0%	$22,601,431

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Non income-producing security.
[3]	Represents an investment of securities lending cash collateral.

Abbreviations:
ADR — American Depositary Receipt
See Notes to Financial Statements.
86

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Banks	10.0%	$ 2,254,164
Pharmaceuticals	9.6	2,197,451
Insurance	5.6	1,263,894
Oil, Gas & Consumable Fuels	5.3	1,204,727
Trading Companies & Distributors	4.7	1,058,517
Automobiles	3.6	799,985
Construction Materials	3.5	777,056
Tobacco	3.3	760,000
IT Services	3.0	687,890
Capital Markets	2.8	632,515
Household Durables	2.6	593,430
Chemicals	2.5	565,904
Textiles, Apparel & Luxury Goods	2.4	547,159
Electric Utilities	2.3	512,214
Consumer Staples Distribution & Retail	2.2	511,541
Household Products	2.2	497,516
Health Care Equipment & Supplies	2.1	473,325
Wireless Telecommunication Services	2.1	471,125
Machinery	2.0	455,160
Hotels, Restaurants & Leisure	2.0	447,149
Media	1.9	424,587
Semiconductors & Semiconductor Equipment	1.8	404,091
Marine Transportation	1.6	376,299
Aerospace & Defense	1.7	375,720
Real Estate Management & Development	1.5	340,953
Broadline Retail	1.4	320,959
Specialty Retail	1.4	313,415
Beverages	1.3	298,174
Construction & Engineering	1.3	288,802
Technology Hardware, Storage & Peripherals	1.2	265,975
Personal Care Products	1.2	260,993
Electronic Equipment, Instruments & Components	1.1	245,167
Diversified Telecommunication Services	1.0	237,862
Paper & Forest Products	1.0	229,377
Commercial Services & Supplies	0.9	210,403
Passenger Airlines	0.9	197,694
Energy Equipment & Services	0.8	185,016
Electrical Equipment	0.7	157,278
Metals & Mining	0.5	102,562
Building Products	0.5	102,128
TOTAL COMMON STOCKS	97.5%	$22,048,177
REPURCHASE AGREEMENT	0.3	60,121
INVESTMENT OF SECURITY LENDING COLLATERAL	0.7	159,978
TOTAL INVESTMENTS	98.5%	$22,268,276
See Notes to Financial Statements.
87

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 99.7%
	Automobiles — 1.5%
7,672	General Motors Co.	$ 216,351
4,325	Harley-Davidson, Inc.	116,126
		332,477
	Banks — 2.0%
4,041	Bank of America Corp.	106,440
23,006	Regions Financial Corp.	334,277
		440,717
	Biotechnology — 4.2%
2,144	Amgen, Inc.	548,221
4,738	Gilead Sciences, Inc.	372,122
		920,343
	Broadline Retail — 0.5%
2,846	eBay, Inc.	111,649
	Building Products — 3.5%
4,515	Carrier Global Corp.	215,185
1,698	Fortune Brands Innovations, Inc.	94,749
1,779	Owens Corning	201,685
1,278	Trane Technologies PLC	243,216
		754,835
	Capital Markets — 3.3%
1,789	CME Group, Inc.	381,880
6,886	Nasdaq, Inc.	341,546
		723,426
	Chemicals — 0.5%
458	Sherwin-Williams Co.	109,100
	Commercial Services & Supplies — 0.6%
819	Republic Services, Inc.	121,613
167	Veralto Corp.[1]	11,523
		133,136
	Communications Equipment — 3.3%
1,383	Arista Networks, Inc.[1]	277,112
8,370	Cisco Systems, Inc.	436,328
		713,440
	Construction & Engineering — 0.5%
1,351	AECOM	103,419
	Consumer Staples Distribution & Retail — 2.4%
1,356	Casey’s General Stores, Inc.	368,710
3,588	Kroger Co.	162,788
		531,498
	Containers & Packaging — 1.8%
2,827	Berry Global Group, Inc.	155,485
10,908	Graphic Packaging Holding Co.	234,631
		390,116
	Distributors — 1.6%
7,788	LKQ Corp.	342,049
	Diversified Telecommunication Services — 1.5%
20,721	AT&T, Inc.	319,103
See Notes to Financial Statements.
88

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Electronic Equipment, Instruments & Components — 2.8%
4,223	Jabil, Inc.	$ 518,584
697	Keysight Technologies, Inc.[1]	85,069
		603,653
	Energy Equipment & Services — 0.7%
4,196	Baker Hughes Co. Class A	144,426
	Entertainment — 0.9%
1,589	Electronic Arts, Inc.	196,702
	Financial Services — 3.5%
1,200	Fiserv, Inc.[1]	136,500
1,726	FleetCor Technologies, Inc.[1]	388,643
20,602	Western Union Co.	232,597
		757,740
	Food Products — 3.2%
2,895	Archer-Daniels-Midland Co.	207,195
7,501	General Mills, Inc.	489,365
		696,560
	Ground Transportation — 0.8%
6,093	CSX Corp.	181,876
	Health Care Providers & Services — 7.2%
1,352	Cencora, Inc.	250,323
1,276	Cigna Group	394,539
1,152	Elevance Health, Inc.	518,504
749	Humana, Inc.	392,244
		1,555,610
	Hotels, Restaurants & Leisure — 2.6%
199	Booking Holdings, Inc.[1]	555,122
	Household Durables — 1.6%
4,833	Toll Brothers, Inc.	341,741
	Household Products — 1.6%
3,885	Church & Dwight Co., Inc.	353,302
	Insurance — 2.0%
5,003	American International Group, Inc.	306,734
2,716	Unum Group	132,812
		439,546
	Interactive Media & Service — 1.5%
2,669	Alphabet, Inc. Class A1	331,170
	IT Services — 4.1%
4,096	Akamai Technologies, Inc.[1]	423,240
1,073	Gartner, Inc.[1]	356,279
1,664	Okta, Inc.[1]	112,170
		891,689
	Media — 5.2%
8,960	Comcast Corp. Class A	369,958
14,762	Interpublic Group of Cos., Inc.	419,241
4,608	Omnicom Group, Inc.	345,185
		1,134,384
	Multi-Utilities — 2.2%
14,114	NiSource, Inc.	355,108
See Notes to Financial Statements.
89

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Multi-Utilities — (Continued)
1,900	Public Service Enterprise Group, Inc.	$ 117,135
		472,243
	Oil, Gas & Consumable Fuels — 4.3%
3,944	EQT Corp.	167,147
4,400	Marathon Petroleum Corp.	665,500
3,159	Williams Cos., Inc.	108,669
		941,316
	Pharmaceuticals — 3.1%
1,929	Johnson & Johnson	286,148
3,531	Perrigo Co. PLC	97,597
1,885	Zoetis, Inc.	295,945
		679,690
	Professional Services — 0.5%
542	Automatic Data Processing, Inc.	118,275
	Real Estate Management & Development — 1.8%
5,594	CBRE Group, Inc. Class A1	387,888
	Semiconductors & Semiconductor Equipment — 5.4%
1,751	Applied Materials, Inc.	231,745
2,071	NXP Semiconductors NV	357,103
5,820	ON Semiconductor Corp.[1]	364,565
2,520	Qorvo, Inc.[1]	220,298
		1,173,711
	Software — 7.2%
1,004	Adobe, Inc.[1]	534,188
1,643	Autodesk, Inc.[1]	324,706
3,300	DocuSign, Inc.[1]	128,304
15,725	Dropbox, Inc. Class A1	413,568
2,872	Fortinet, Inc.[1]	164,192
		1,564,958
	Specialized REITs — 1.6%
320	Equinix, Inc.	233,485
3,700	Weyerhaeuser Co.	106,153
		339,638
	Specialty Retail — 4.4%
3,298	Best Buy Co., Inc.	220,372
1,392	Ross Stores, Inc.	161,430
3,963	TJX Cos., Inc.	349,022
603	Ulta Beauty, Inc.[1]	229,930
		960,754
	Technology Hardware, Storage & Peripherals — 2.0%
21,385	Hewlett Packard Enterprise Co.	328,901
1,520	NetApp, Inc.	110,626
		439,527
	Textiles, Apparel & Luxury Goods — 0.7%
1,250	Ralph Lauren Corp. Class A	140,663
	Trading Companies & Distributors — 1.6%
2,359	Ferguson PLC	354,322
	TOTAL COMMON STOCKS (Cost $19,207,016)	21,681,814
See Notes to Financial Statements.
90

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
REPURCHASE AGREEMENT* — 0.4%
$85,102
With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $85,105, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $86,900, coupon rate of 5.000%, due 10/31/2025, market value of $86,829)
		$ 85,102
TOTAL REPURCHASE AGREEMENT (Cost $85,102)		85,102
TOTAL INVESTMENTS (Cost $19,292,118)	100.1%	$21,766,916
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(13,694)
NET ASSETS	100.0%	$21,753,222

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
91

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	7.2%	$ 1,564,958
Health Care Providers & Services	7.2	1,555,610
Semiconductors & Semiconductor Equipment	5.4	1,173,711
Media	5.2	1,134,384
Specialty Retail	4.4	960,754
Oil, Gas & Consumable Fuels	4.3	941,316
Biotechnology	4.2	920,343
IT Services	4.1	891,689
Financial Services	3.5	757,740
Building Products	3.5	754,835
Capital Markets	3.3	723,426
Communications Equipment	3.3	713,440
Food Products	3.2	696,560
Pharmaceuticals	3.1	679,690
Electronic Equipment, Instruments & Components	2.8	603,653
Hotels, Restaurants & Leisure	2.6	555,122
Consumer Staples Distribution & Retail	2.4	531,498
Multi-Utilities	2.2	472,243
Banks	2.0	440,717
Insurance	2.0	439,546
Technology Hardware, Storage & Peripherals	2.0	439,527
Containers & Packaging	1.8	390,116
Real Estate Management & Development	1.8	387,888
Trading Companies & Distributors	1.6	354,322
Household Products	1.6	353,302
Distributors	1.6	342,049
Household Durables	1.6	341,741
Specialized REITs	1.6	339,638
Automobiles	1.5	332,477
Interactive Media & Service	1.5	331,170
Diversified Telecommunication Services	1.5	319,103
Entertainment	0.9	196,702
Ground Transportation	0.8	181,876
Energy Equipment & Services	0.7	144,426
Textiles, Apparel & Luxury Goods	0.7	140,663
Commercial Services & Supplies	0.6	133,136
Professional Services	0.5	118,275
Broadline Retail	0.5	111,649
Chemicals	0.5	109,100
Construction & Engineering	0.5	103,419
TOTAL COMMON STOCKS	99.7%	$21,681,814
REPURCHASE AGREEMENT	0.4	85,102
TOTAL INVESTMENTS	100.1%	$21,766,916
See Notes to Financial Statements.
92

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 99.3%
	Automobile Components — 1.2%
6,200	BorgWarner, Inc.	$ 228,780
	Automobiles — 0.6%
4,001	General Motors Co.	112,828
	Banks — 1.5%
11,438	Bank of America Corp.	301,277
	Biotechnology — 3.4%
1,078	Biogen, Inc.[1]	256,068
1,126	Vertex Pharmaceuticals, Inc.[1]	407,736
		663,804
	Broadline Retail — 2.0%
10,037	eBay, Inc.	393,752
	Building Products — 3.0%
2,451	Carrier Global Corp.	116,815
2,443	Trane Technologies PLC	464,927
		581,742
	Capital Markets — 6.3%
4,754	Bank of New York Mellon Corp.	202,045
2,550	CME Group, Inc.	544,323
4,416	Intercontinental Exchange, Inc.	474,455
		1,220,823
	Chemicals — 2.3%
4,376	CF Industries Holdings, Inc.	349,117
1,995	Corteva, Inc.	96,040
		445,157
	Communications Equipment — 4.2%
1,165	Arista Networks, Inc.[1]	233,431
11,288	Cisco Systems, Inc.	588,444
		821,875
	Consumer Finance — 0.5%
3,619	Synchrony Financial	101,513
	Consumer Staples Distribution & Retail — 1.9%
983	Casey’s General Stores, Inc.	267,288
2,274	Kroger Co.	103,171
		370,459
	Diversified Telecommunication Services — 0.9%
10,805	AT&T, Inc.	166,397
	Electrical Equipment — 2.7%
10,934	nVent Electric PLC	526,253
	Electronic Equipment, Instruments & Components — 1.0%
1,618	Keysight Technologies, Inc.[1]	197,477
	Energy Equipment & Services — 0.6%
3,219	Baker Hughes Co. Class A	110,798
	Entertainment — 0.5%
835	Electronic Arts, Inc.	103,365
	Financial Services — 0.5%
2,063	Fidelity National Information Services, Inc.	101,314
See Notes to Financial Statements.
93

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Food Products — 2.7%
3,132	General Mills, Inc.	$ 204,332
6,327	Kraft Heinz Co.	199,047
1,834	Mondelez International, Inc. Class A	121,429
		524,808
	Health Care Providers & Services — 6.7%
4,921	Centene Corp.[1]	339,451
611	Cigna Group	188,921
3,090	CVS Health Corp.	213,241
959	Elevance Health, Inc.	431,636
240	UnitedHealth Group, Inc.	128,534
		1,301,783
	Hotels, Restaurants & Leisure — 2.9%
201	Booking Holdings, Inc.[1]	560,702
	Household Durables — 0.5%
391	TopBuild Corp.[1]	89,445
	Household Products — 2.2%
2,924	Procter & Gamble Co.	438,688
	Insurance — 2.5%
3,016	American International Group, Inc.	184,911
6,100	Unum Group	298,290
		483,201
	Interactive Media & Service — 2.3%
1,504	Meta Platforms, Inc. Class A1	453,110
	IT Services — 0.4%
1,646	Twilio, Inc. Class A1	84,374
	Machinery — 0.6%
330	Parker-Hannifin Corp.	121,740
	Media — 5.8%
4,719	Comcast Corp. Class A	194,848
11,116	Interpublic Group of Cos., Inc.	315,694
15,078	News Corp. Class A	311,813
4,063	Omnicom Group, Inc.	304,359
		1,126,714
	Multi-Utilities — 1.5%
3,951	NiSource, Inc.	99,407
3,301	Public Service Enterprise Group, Inc.	203,507
		302,914
	Oil, Gas & Consumable Fuels — 4.2%
1,584	Chevron Corp.	230,836
1,640	Marathon Petroleum Corp.	248,050
4,959	Ovintiv, Inc.	238,032
817	Valero Energy Corp.	103,759
		820,677
	Pharmaceuticals — 4.0%
2,582	Johnson & Johnson	383,014
14,969	Royalty Pharma PLC Class A	402,217
		785,231
See Notes to Financial Statements.
94

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Professional Services — 1.1%
971	Automatic Data Processing, Inc.	$ 211,892
	Real Estate Management & Development — 0.5%
1,347	CoStar Group, Inc.[1]	98,883
	Semiconductors & Semiconductor Equipment — 4.8%
4,372	Applied Materials, Inc.	578,634
1,295	Lattice Semiconductor Corp.[1]	72,015
4,527	ON Semiconductor Corp.[1]	283,571
		934,220
	Software — 10.4%
2,170	Autodesk, Inc.[1]	428,857
7,434	DocuSign, Inc.[1]	289,034
15,672	Dropbox, Inc. Class A1	412,174
6,165	Gen Digital, Inc.	102,709
1,030	Salesforce, Inc.[1]	206,855
1,113	Workday, Inc. Class A1	235,633
5,826	Zoom Video Communications, Inc. Class A1	349,443
		2,024,705
	Specialized REITs — 3.1%
487	Equinix, Inc.	355,335
9,032	Weyerhaeuser Co.	259,128
		614,463
	Specialty Retail — 4.4%
4,396	Best Buy Co., Inc.	293,741
864	Ross Stores, Inc.	100,198
5,305	TJX Cos., Inc.	467,211
		861,150
	Technology Hardware, Storage & Peripherals — 4.3%
30,428	Hewlett Packard Enterprise Co.	467,982
5,024	NetApp, Inc.	365,647
		833,629
	Textiles, Apparel & Luxury Goods — 0.5%
1,342	PVH Corp.	99,778
	Trading Companies & Distributors — 0.8%
1,030	Ferguson PLC	154,706
	TOTAL COMMON STOCKS (Cost $17,067,256)	19,374,427
Face Amount
REPURCHASE AGREEMENT* — 0.7%
$149,907	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $149,914, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $153,100, coupon rate of 5.000%, due 10/31/2025, market value of $152,974)	149,907
	TOTAL REPURCHASE AGREEMENT (Cost $149,907)	149,907
See Notes to Financial Statements.
95

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
TOTAL INVESTMENTS (Cost $17,217,163)	100.0%	$19,524,334
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(8,871)
NET ASSETS	100.0%	$19,515,463

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
96

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	10.4%	$ 2,024,705
Health Care Providers & Services	6.7	1,301,783
Capital Markets	6.3	1,220,823
Media	5.8	1,126,714
Semiconductors & Semiconductor Equipment	4.8	934,220
Specialty Retail	4.4	861,150
Technology Hardware, Storage & Peripherals	4.3	833,629
Communications Equipment	4.2	821,875
Oil, Gas & Consumable Fuels	4.2	820,677
Pharmaceuticals	4.0	785,231
Biotechnology	3.4	663,804
Specialized REITs	3.1	614,463
Building Products	3.0	581,742
Hotels, Restaurants & Leisure	2.9	560,702
Electrical Equipment	2.7	526,253
Food Products	2.7	524,808
Insurance	2.5	483,201
Interactive Media & Service	2.3	453,110
Chemicals	2.3	445,157
Household Products	2.2	438,688
Broadline Retail	2.0	393,752
Consumer Staples Distribution & Retail	1.9	370,459
Multi-Utilities	1.5	302,914
Banks	1.5	301,277
Automobile Components	1.2	228,780
Professional Services	1.1	211,892
Electronic Equipment, Instruments & Components	1.0	197,477
Diversified Telecommunication Services	0.9	166,397
Trading Companies & Distributors	0.8	154,706
Machinery	0.6	121,740
Automobiles	0.6	112,828
Energy Equipment & Services	0.6	110,798
Entertainment	0.5	103,365
Consumer Finance	0.5	101,513
Financial Services	0.5	101,314
Textiles, Apparel & Luxury Goods	0.5	99,778
Real Estate Management & Development	0.5	98,883
Household Durables	0.5	89,445
IT Services	0.4	84,374
TOTAL COMMON STOCKS	99.3%	$19,374,427
REPURCHASE AGREEMENT	0.7	149,907
TOTAL INVESTMENTS	100.0%	$19,524,334
See Notes to Financial Statements.
97

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 93.9%
	Air Freight & Logistics — 1.1%
3,320	Expeditors International of Washington, Inc.	$ 362,710
3,040	Hub Group, Inc. Class A1	209,000
		571,710
	Automobile Components — 0.8%
11,500	BorgWarner, Inc.	424,350
	Automobiles — 1.1%
19,720	Harley-Davidson, Inc.	529,482
	Banks — 1.2%
54,140	FNB Corp.	578,757
	Beverages — 0.6%
5,060	Molson Coors Beverage Co. Class B	292,316
	Biotechnology — 0.6%
25,720	Catalyst Pharmaceuticals, Inc.[1]	319,185
	Broadline Retail — 1.1%
13,920	eBay, Inc.	546,082
	Building Products — 1.5%
16,320	Carrier Global Corp.[2]	777,811
	Capital Markets — 1.6%
3,940	Interactive Brokers Group, Inc. Class A2	315,476
20,860	Janus Henderson Group PLC[2]	481,240
		796,716
	Communications Equipment — 1.5%
14,620	Cisco Systems, Inc.	762,141
	Construction & Engineering — 2.9%
7,300	AECOM[2]	558,815
4,460	EMCOR Group, Inc.[2]	921,659
		1,480,474
	Consumer Staples Distribution & Retail — 2.6%
11,420	Kroger Co.	518,126
18,660	Sprouts Farmers Market, Inc.[1]	784,093
		1,302,219
	Containers & Packaging — 1.1%
3,500	Packaging Corp. of America	535,675
	Distributors — 1.5%
17,300	LKQ Corp.	759,816
	Diversified Consumer Services — 2.5%
11,760	Adtalem Global Education, Inc.[1]	609,168
11,620	Stride, Inc.[1]	638,868
		1,248,036
	Diversified REITs — 0.5%
12,240	Essential Properties Realty Trust, Inc. REIT[2]	268,668
	Diversified Telecommunication Services — 1.1%
15,300	Verizon Communications, Inc.	537,489
	Electric Utilities — 1.7%
10,120	ALLETE, Inc.	541,825
See Notes to Financial Statements.
98

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Electric Utilities — (Continued)
4,120	Pinnacle West Capital Corp.	$ 305,621
		847,446
	Electronic Equipment, Instruments & Components — 5.0%
9,300	Jabil, Inc.	1,142,040
15,740	Sanmina Corp.[1]	800,694
25,500	Vishay Intertechnology, Inc.	567,120
		2,509,854
	Energy Equipment & Services — 2.8%
18,080	Baker Hughes Co. Class A	622,314
40,440	Liberty Energy, Inc.	796,668
		1,418,982
	Financial Services — 4.0%
5,160	Essent Group Ltd.[2]	243,758
50,560	MGIC Investment Corp.[2]	851,430
18,920	Radian Group, Inc.[2]	479,433
40,100	Western Union Co.[2]	452,729
		2,027,350
	Food Products — 2.3%
9,460	Archer-Daniels-Midland Co.	677,052
5,420	Cal-Maine Foods, Inc.	245,580
3,800	General Mills, Inc.	247,912
		1,170,544
	Gas Utilities — 1.0%
9,880	National Fuel Gas Co.	503,386
	Ground Transportation — 0.5%
8,820	CSX Corp.	263,277
	Health Care Equipment & Supplies — 1.5%
9,420	Envista Holdings Corp.[1]	219,203
8,060	Merit Medical Systems, Inc.[1]	554,045
		773,248
	Health Care Providers & Services — 2.2%
11,860	Centene Corp.[1]	818,103
4,300	CVS Health Corp.	296,743
		1,114,846
	Hotel & Resort REITs — 1.2%
39,880	Apple Hospitality REIT, Inc.[2]	625,318
	Hotels, Restaurants & Leisure — 1.6%
32,540	International Game Technology PLC[3]	827,167
	Household Durables — 1.8%
6,500	PulteGroup, Inc.	478,335
10,800	Taylor Morrison Home Corp.[1]	413,856
		892,191
	Household Products — 1.2%
3,900	Procter & Gamble Co.	585,117
	Insurance — 4.7%
12,520	American International Group, Inc.	767,601
5,020	Arch Capital Group Ltd.[1]	435,134
4,000	Brown & Brown, Inc.	277,680
See Notes to Financial Statements.
99

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Insurance — (Continued)
18,120	Unum Group	$ 886,068
		2,366,483
	Interactive Media & Service — 1.0%
30,000	Cargurus, Inc.[1]	516,900
	IT Services — 2.4%
8,800	Amdocs Ltd.	705,408
7,580	Cognizant Technology Solutions Corp. Class A	488,683
		1,194,091
	Life Sciences Tools & Services — 0.5%
15,140	Avantor, Inc.[1]	263,890
	Machinery — 1.5%
29,620	Gates Industrial Corp. PLC[1,2]	323,450
4,600	ITT, Inc.[2]	429,410
		752,860
	Media — 3.0%
14,800	Comcast Corp. Class A	611,092
9,940	New York Times Co. Class A	400,681
6,760	Omnicom Group, Inc.	506,392
		1,518,165
	Metals & Mining — 2.8%
11,520	Commercial Metals Co.	487,181
3,680	Reliance Steel & Aluminum Co.	936,118
		1,423,299
	Multi-Utilities — 2.1%
6,140	Consolidated Edison, Inc.	539,031
19,600	NiSource, Inc.	493,136
		1,032,167
	Oil, Gas & Consumable Fuels — 1.9%
6,400	Marathon Petroleum Corp.	968,000
	Passenger Airlines — 0.9%
10,160	SkyWest, Inc.[1]	428,447
	Pharmaceuticals — 1.3%
27,540	Elanco Animal Health, Inc.[1]	242,627
15,140	Perrigo Co. PLC	418,470
		661,097
	Professional Services — 4.9%
11,980	CBIZ, Inc.[1]	622,481
21,760	Genpact Ltd.	729,830
9,620	Parsons Corp.[1]	544,011
5,600	TriNet Group, Inc.[1]	575,400
		2,471,722
	Residential REITs — 1.0%
15,560	American Homes 4 Rent Class A2	509,434
	Retail REITs — 3.5%
29,760	Brixmor Property Group, Inc.[2]	618,710
22,640	Kite Realty Group Trust[2]	482,685
10,760	Regency Centers Corp. REIT[2]	648,398
		1,749,793
See Notes to Financial Statements.
100

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Semiconductors & Semiconductor Equipment — 1.7%
11,520	Amkor Technology, Inc.	$ 240,307
5,880	Diodes, Inc.[1]	382,670
10,140	Veeco Instruments, Inc.[1]	242,752
		865,729
	Software — 4.2%
13,220	Box, Inc. Class A1	328,649
25,100	Dropbox, Inc. Class A1	660,130
30,220	Gen Digital, Inc.	503,465
7,100	Progress Software Corp.	364,798
18,600	Sprinklr, Inc. Class A1	252,774
		2,109,816
	Specialized REITs — 1.1%
19,340	VICI Properties, Inc.[2]	539,586
	Specialty Retail — 1.7%
6,480	TJX Cos., Inc.	570,693
7,940	Urban Outfitters, Inc.[1]	274,883
		845,576
	Technology Hardware, Storage & Peripherals — 1.1%
15,760	Pure Storage, Inc. Class A1	532,846
	Textiles, Apparel & Luxury Goods — 0.9%
9,900	Skechers USA, Inc. Class A1	477,378
	Trading Companies & Distributors — 1.6%
22,170	Rush Enterprises, Inc. Class A2	788,809
	TOTAL COMMON STOCKS (Cost $38,089,071)	47,305,741
Face Amount
REPURCHASE AGREEMENT* — 5.0%
$2,524,545	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $2,524,657, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $2,577,200, coupon rate of 5.000%, due 10/31/2025, market value of $2,575,086)	2,524,545
	TOTAL REPURCHASE AGREEMENT (Cost $2,524,545)	2,524,545
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.7%
844,020	State Street Navigator Securities Lending Government Money Market Portfolio[4]	844,020
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $844,020)	844,020
TOTAL LONG INVESTMENTS (Cost $41,457,636)	100.6%	$ 50,674,306
COMMON STOCKS SOLD SHORT* — (63.9)%
	Aerospace & Defense — (2.3)%
(3,720)	Boeing Co.[1]	(694,970)
(3,000)	HEICO Corp.	(475,230)
		(1,170,200)
See Notes to Financial Statements.
101

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Automobile Components — (0.9)%
(3,980)	LCI Industries	$ (431,790)
	Banks — (1.4)%
(11,420)	Glacier Bancorp, Inc.	(344,770)
(16,780)	Seacoast Banking Corp. of Florida	(339,124)
		(683,894)
	Beverages — (1.8)%
(1,560)	Boston Beer Co., Inc. Class A1	(520,962)
(7,300)	Brown-Forman Corp. Class B	(409,968)
		(930,930)
	Capital Markets — (4.0)%
(660)	FactSet Research Systems, Inc.	(285,047)
(1,660)	Moody’s Corp.	(511,280)
(6,120)	Morgan Stanley	(433,419)
(1,220)	Morningstar, Inc.	(308,953)
(1,320)	S&P Global, Inc.	(461,089)
		(1,999,788)
	Chemicals — (3.2)%
(1,760)	Air Products & Chemicals, Inc.	(497,095)
(4,120)	Celanese Corp.	(471,781)
(2,540)	FMC Corp.	(135,128)
(4,480)	International Flavors & Fragrances, Inc.	(306,208)
(4,600)	Scotts Miracle-Gro Co.	(204,424)
		(1,614,636)
	Commercial Services & Supplies — (4.0)%
(5,500)	Casella Waste Systems, Inc. Class A1	(414,975)
(3,300)	MSA Safety, Inc.	(521,004)
(13,140)	Stericycle, Inc.[1]	(541,893)
(3,200)	Waste Management, Inc.	(525,856)
		(2,003,728)
	Construction & Engineering — (0.6)%
(4,740)	MasTec, Inc.[1]	(281,746)
	Consumer Staples Distribution & Retail — (1.7)%
(4,020)	Dollar General Corp.	(478,541)
(3,540)	Dollar Tree, Inc.[1]	(393,258)
		(871,799)
	Distributors — (0.9)%
(1,420)	Pool Corp.	(448,393)
	Diversified Consumer Services — (1.0)%
(6,840)	Bright Horizons Family Solutions, Inc.[1]	(506,570)
	Electric Utilities — (2.8)%
(8,300)	MGE Energy, Inc.	(594,529)
(6,600)	NRG Energy, Inc.	(279,708)
(8,320)	Southern Co.	(559,936)
		(1,434,173)
	Electrical Equipment — (0.8)%
(3,360)	Regal Rexnord Corp.	(397,858)
	Electronic Equipment, Instruments & Components — (3.6)%
(11,040)	Cognex Corp.	(397,330)
(15,440)	Coherent Corp.[1]	(457,024)
See Notes to Financial Statements.
102

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Electronic Equipment, Instruments & Components — (Continued)
(1,500)	Teledyne Technologies, Inc.[1]	$ (561,885)
(1,800)	Zebra Technologies Corp. Class A1	(376,974)
		(1,793,213)
	Entertainment — (1.9)%
(3,560)	Take-Two Interactive Software, Inc.[1]	(476,150)
(5,660)	Walt Disney Co.[1]	(461,799)
		(937,949)
	Financial Services — (0.7)%
(2,520)	Jack Henry & Associates, Inc.	(355,295)
	Food Products — (0.5)%
(1,600)	Lancaster Colony Corp.	(270,672)
	Ground Transportation — (2.1)%
(2,660)	Norfolk Southern Corp.	(507,502)
(2,720)	Union Pacific Corp.	(564,699)
		(1,072,201)
	Health Care Equipment & Supplies — (1.7)%
(11,140)	Baxter International, Inc.	(361,270)
(2,020)	Becton Dickinson & Co.	(510,616)
		(871,886)
	Health Care REITs — (1.4)%
(27,160)	Healthcare Realty Trust, Inc. Class A	(389,746)
(19,700)	Healthpeak Properties, Inc.	(306,335)
		(696,081)
	Hotels, Restaurants & Leisure — (1.5)%
(7,060)	Cracker Barrel Old Country Store, Inc.	(468,501)
(4,740)	Papa John’s International, Inc.	(308,195)
		(776,696)
	Household Durables — (0.6)%
(27,080)	Sonos, Inc.[1]	(291,922)
	Independent Power & Renewable Electricity Producer — (0.7)%
(5,520)	Ormat Technologies, Inc.	(339,701)
	Industrial REITs — (1.0)%
(15,300)	STAG Industrial, Inc. REIT	(508,266)
	Insurance — (3.1)%
(3,880)	Allstate Corp.	(497,144)
(11,700)	Kemper Corp.	(466,596)
(2,160)	Progressive Corp.	(341,474)
(4,080)	W R Berkley Corp.	(275,074)
		(1,580,288)
	Leisure Equipment & Products — (0.7)%
(7,320)	Hasbro, Inc.	(330,498)
	Life Sciences Tools & Services — (0.2)%
(740)	Illumina, Inc.[1]	(80,971)
	Machinery — (1.7)%
(2,120)	RBC Bearings, Inc.[1]	(466,061)
(4,600)	Stanley Black & Decker, Inc.	(391,230)
		(857,291)
See Notes to Financial Statements.
103

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Mortgage Real Estate Investment Trust — (0.4)%
(13,220)	Annaly Capital Management, Inc. REIT	$ (206,364)
	Multi-Utilities — (0.7)%
(8,380)	Dominion Energy, Inc.	(337,882)
	Office REITs — (0.8)%
(20,340)	Vornado Realty Trust	(390,528)
	Oil, Gas & Consumable Fuels — (3.0)%
(43,100)	Antero Midstream Corp.	(531,854)
(4,280)	ConocoPhillips	(508,464)
(7,880)	Occidental Petroleum Corp.	(487,063)
		(1,527,381)
	Passenger Airlines — (0.8)%
(17,360)	Southwest Airlines Co.	(385,913)
	Professional Services — (1.1)%
(3,240)	Equifax, Inc.	(549,407)
	Residential REITs — (0.7)%
(29,520)	Elme Communities	(376,675)
	Retail REITs — (0.9)%
(48,480)	Macerich Co.	(471,226)
	Semiconductors & Semiconductor Equipment — (1.1)%
(3,100)	Advanced Micro Devices, Inc.[1]	(305,350)
(560)	Monolithic Power Systems, Inc.	(247,374)
		(552,724)
	Software — (3.2)%
(1,620)	ANSYS, Inc.[1]	(450,781)
(300)	Fair Isaac Corp.[1]	(253,761)
(4,840)	Pegasystems, Inc.	(206,862)
(1,820)	Tyler Technologies, Inc.[1]	(678,678)
		(1,590,082)
	Specialized REITs — (1.1)%
(4,420)	Digital Realty Trust, Inc.	(549,671)
	Specialty Retail — (0.9)%
(19,400)	Monro, Inc.	(481,508)
	Technology Hardware, Storage & Peripherals — (1.1)%
(14,360)	Western Digital Corp.[1]	(576,554)
	Trading Companies & Distributors — (0.5)%
(580)	United Rentals, Inc.	(235,637)
	Water Utilities — (0.8)%
(8,680)	California Water Service Group	(422,542)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(42,947,981))	(32,192,529)
TOTAL SHORT INVESTMENTS (Proceeds $(42,947,981))	(63.9)%	$(32,192,529)
See Notes to Financial Statements.
104

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
TOTAL INVESTMENTS (Cost $(1,490,345))	36.7%	$ 18,481,777
OTHER ASSETS IN EXCESS OF LIABILITIES	63.3	31,876,843
NET ASSETS	100.0%	$ 50,358,620

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	All or portion of security pledged as collateral for securities sold short. The total market value of collateral is $7,405,802.
[3]	Securities or partial securities on loan. See Note 1.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
105

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Electronic Equipment, Instruments & Components	5.0%	$ 2,509,854
Professional Services	4.9	2,471,722
Insurance	4.7	2,366,483
Software	4.2	2,109,816
Financial Services	4.0	2,027,350
Retail REITs	3.5	1,749,793
Media	3.0	1,518,165
Construction & Engineering	2.9	1,480,474
Metals & Mining	2.8	1,423,299
Energy Equipment & Services	2.8	1,418,982
Consumer Staples Distribution & Retail	2.6	1,302,219
Diversified Consumer Services	2.5	1,248,036
IT Services	2.4	1,194,091
Food Products	2.3	1,170,544
Health Care Providers & Services	2.2	1,114,846
Multi-Utilities	2.1	1,032,167
Oil, Gas & Consumable Fuels	1.9	968,000
Household Durables	1.8	892,191
Semiconductors & Semiconductor Equipment	1.7	865,729
Electric Utilities	1.7	847,446
Specialty Retail	1.7	845,576
Hotels, Restaurants & Leisure	1.6	827,167
Capital Markets	1.6	796,716
Trading Companies & Distributors	1.6	788,809
Building Products	1.5	777,811
Health Care Equipment & Supplies	1.5	773,248
Communications Equipment	1.5	762,141
Distributors	1.5	759,816
Machinery	1.5	752,860
Pharmaceuticals	1.3	661,097
Hotel & Resort REITs	1.2	625,318
Household Products	1.2	585,117
Banks	1.2	578,757
Air Freight & Logistics	1.1	571,710
Broadline Retail	1.1	546,082
Specialized REITs	1.1	539,586
Diversified Telecommunication Services	1.1	537,489
Containers & Packaging	1.1	535,675
Technology Hardware, Storage & Peripherals	1.1	532,846
Automobiles	1.1	529,482
Interactive Media & Service	1.0	516,900
Residential REITs	1.0	509,434
Gas Utilities	1.0	503,386
Textiles, Apparel & Luxury Goods	0.9	477,378
Passenger Airlines	0.9	428,447
Automobile Components	0.8	424,350
Biotechnology	0.6	319,185
Beverages	0.6	292,316
Diversified REITs	0.5	268,668
Life Sciences Tools & Services	0.5	263,890
Ground Transportation	0.5	263,277
See Notes to Financial Statements.
106

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions:
Life Sciences Tools & Services	(0.2)%	$ (80,971)
Mortgage Real Estate Investment Trust	(0.4)	(206,364)
Trading Companies & Distributors	(0.5)	(235,637)
Food Products	(0.5)	(270,672)
Construction & Engineering	(0.6)	(281,746)
Household Durables	(0.6)	(291,922)
Leisure Equipment & Products	(0.7)	(330,498)
Multi-Utilities	(0.7)	(337,882)
Independent Power & Renewable Electricity Producer	(0.7)	(339,701)
Financial Services	(0.7)	(355,295)
Residential REITs	(0.7)	(376,675)
Passenger Airlines	(0.8)	(385,913)
Office REITs	(0.8)	(390,528)
Electrical Equipment	(0.8)	(397,858)
Water Utilities	(0.8)	(422,542)
Automobile Components	(0.9)	(431,790)
Distributors	(0.9)	(448,393)
Retail REITs	(0.9)	(471,226)
Specialty Retail	(0.9)	(481,508)
Diversified Consumer Services	(1.0)	(506,570)
Industrial REITs	(1.0)	(508,266)
Professional Services	(1.1)	(549,407)
Specialized REITs	(1.1)	(549,671)
Semiconductors & Semiconductor Equipment	(1.1)	(552,724)
Technology Hardware, Storage & Peripherals	(1.1)	(576,554)
Banks	(1.4)	(683,894)
Health Care REITs	(1.4)	(696,081)
Hotels, Restaurants & Leisure	(1.5)	(776,696)
Machinery	(1.7)	(857,291)
Consumer Staples Distribution & Retail	(1.7)	(871,799)
Health Care Equipment & Supplies	(1.7)	(871,886)
Beverages	(1.8)	(930,930)
Entertainment	(1.9)	(937,949)
Ground Transportation	(2.1)	(1,072,201)
Aerospace & Defense	(2.3)	(1,170,200)
Electric Utilities	(2.8)	(1,434,173)
Oil, Gas & Consumable Fuels	(3.0)	(1,527,381)
Insurance	(3.1)	(1,580,288)
Software	(3.2)	(1,590,082)
Chemicals	(3.2)	(1,614,636)
Electronic Equipment, Instruments & Components	(3.6)	(1,793,213)
Capital Markets	(4.0)	(1,999,788)
Commercial Services & Supplies	(4.0)	(2,003,728)
TOTAL COMMON STOCKS	30.0%	$15,113,212
REPURCHASE AGREEMENT	5.0	2,524,545
INVESTMENT OF SECURITY LENDING COLLATERAL	1.7	844,020
TOTAL INVESTMENTS	36.7%	$18,481,777
See Notes to Financial Statements.
107

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 128.1%
	Automobile Components — 1.0%
9,780	BorgWarner, Inc.	$ 360,882
	Automobiles — 1.1%
40,400	Ford Motor Co.[1]	393,900
	Banks — 2.5%
18,400	Fifth Third Bancorp[1]	436,264
33,500	Old National Bancorp	458,950
		895,214
	Beverages — 0.8%
5,040	Molson Coors Beverage Co. Class B1	291,161
	Biotechnology — 2.9%
38,660	Catalyst Pharmaceuticals, Inc.[2]	479,771
26,600	Exelixis, Inc.[2]	547,694
		1,027,465
	Broadline Retail — 1.5%
13,900	eBay, Inc.	545,297
	Building Products — 1.9%
14,660	Carrier Global Corp.[1]	698,696
	Capital Markets — 3.1%
5,800	Interactive Brokers Group, Inc. Class A1	464,406
4,140	Nasdaq, Inc.[1]	205,344
8,480	SEI Investments Co.[1]	455,037
		1,124,787
	Communications Equipment — 2.9%
13,020	Cisco Systems, Inc.[1]	678,733
14,120	Juniper Networks, Inc.	380,110
		1,058,843
	Construction & Engineering — 3.4%
3,000	AECOM[1]	229,650
4,740	EMCOR Group, Inc.[1]	979,521
		1,209,171
	Consumer Staples Distribution & Retail — 2.9%
8,100	Kroger Co.[1]	367,497
16,400	Sprouts Farmers Market, Inc.[2,3]	689,128
		1,056,625
	Containers & Packaging — 0.8%
1,900	Packaging Corp. of America[1]	290,795
	Distributors — 1.8%
14,560	LKQ Corp.	639,475
	Diversified Consumer Services — 1.4%
8,980	Stride, Inc.[2]	493,720
	Electrical Equipment — 1.4%
10,300	nVent Electric PLC[1]	495,739
	Electronic Equipment, Instruments & Components — 2.5%
11,760	Sanmina Corp.[2]	598,231
9,700	Vontier Corp.	286,732
		884,963
See Notes to Financial Statements.
108

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Energy Equipment & Services — 3.5%
13,960	Baker Hughes Co. Class A1	$ 480,503
40,300	Liberty Energy, Inc.[1]	793,910
		1,274,413
	Financial Services — 5.2%
10,200	Essent Group Ltd.[1]	481,848
52,320	MGIC Investment Corp.	881,069
43,300	Western Union Co.	488,857
		1,851,774
	Food Products — 3.3%
2,600	Archer-Daniels-Midland Co.[1]	186,082
11,380	Darling Ingredients, Inc.[2]	504,020
7,800	General Mills, Inc.[1]	508,872
		1,198,974
	Gas Utilities — 1.1%
7,460	National Fuel Gas Co.[1]	380,087
	Ground Transportation — 2.1%
18,140	CSX Corp.[1]	541,479
11,200	RXO, Inc.[1,2]	196,112
		737,591
	Health Care Equipment & Supplies — 2.1%
7,600	Envista Holdings Corp.[2]	176,852
8,420	Merit Medical Systems, Inc.[2]	578,791
		755,643
	Health Care Providers & Services — 4.7%
7,780	Centene Corp.[1,2]	536,664
2,548	Molina Healthcare, Inc.[1,2]	848,357
16,160	Premier, Inc. Class A	310,595
		1,695,616
	Hotel & Resort REITs — 0.6%
12,840	Host Hotels & Resorts, Inc.[1]	198,763
	Hotels, Restaurants & Leisure — 2.3%
32,660	International Game Technology PLC[3]	830,217
	Household Durables — 2.4%
22,480	Taylor Morrison Home Corp.[1,2]	861,434
	Household Products — 0.7%
1,800	Procter & Gamble Co.[1]	270,054
	Insurance — 4.9%
9,920	Arch Capital Group Ltd.[1,2]	859,866
2,360	Brown & Brown, Inc.[1]	163,831
14,880	Unum Group[1]	727,632
		1,751,329
	Interactive Media & Service — 1.4%
28,280	Cargurus, Inc.[2]	487,264
	IT Services — 3.9%
2,720	Akamai Technologies, Inc.[1,2]	281,058
8,000	Amdocs Ltd.	641,280
7,220	Cognizant Technology Solutions Corp. Class A1	465,473
		1,387,811
See Notes to Financial Statements.
109

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Life Sciences Tools & Services — 1.2%
25,560	Avantor, Inc.[1,2]	$ 445,511
	Machinery — 2.5%
3,940	Hillenbrand, Inc.	149,838
2,700	ITT, Inc.[1]	252,045
5,820	PACCAR, Inc.[1]	480,325
		882,208
	Media — 7.8%
17,600	Comcast Corp. Class A1	726,704
9,960	Fox Corp. Class A	302,685
15,820	Interpublic Group of Cos., Inc.	449,288
4,540	New York Times Co. Class A	183,007
8,480	Omnicom Group, Inc.	635,237
33,400	TEGNA, Inc.	484,634
		2,781,555
	Metals & Mining — 3.2%
11,960	Commercial Metals Co.	505,788
2,546	Reliance Steel & Aluminum Co.[1]	647,652
		1,153,440
	Multi-Utilities — 2.9%
22,020	NiSource, Inc.[1]	554,023
7,720	Public Service Enterprise Group, Inc.[1]	475,938
		1,029,961
	Oil, Gas & Consumable Fuels — 4.3%
12,640	EQT Corp.[1]	535,683
6,620	Marathon Petroleum Corp.[1]	1,001,275
		1,536,958
	Personal Care Products — 1.7%
6,540	elf Beauty, Inc.[2]	605,800
	Pharmaceuticals — 2.5%
10,160	Amphastar Pharmaceuticals, Inc.[2]	459,943
16,040	Perrigo Co. PLC	443,346
		903,289
	Professional Services — 4.7%
11,800	CBIZ, Inc.[1,2]	613,128
16,560	Genpact Ltd.[1]	555,422
4,940	Parsons Corp.[1,2]	279,357
2,200	TriNet Group, Inc.[1,2]	226,050
		1,673,957
	Residential REITs — 1.3%
14,400	American Homes 4 Rent Class A1	471,456
	Retail REITs — 2.4%
23,880	Kite Realty Group Trust	509,122
5,640	Regency Centers Corp. REIT[1]	339,866
		848,988
	Semiconductors & Semiconductor Equipment — 4.3%
21,620	Amkor Technology, Inc.	450,993
8,860	Diodes, Inc.[2]	576,609
5,180	ON Semiconductor Corp.[1,2]	324,475
See Notes to Financial Statements.
110

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Semiconductors & Semiconductor Equipment — (Continued)
8,260	Veeco Instruments, Inc.[2]	$ 197,745
		1,549,822
	Software — 8.9%
18,060	Box, Inc. Class A2	448,972
23,920	Dropbox, Inc. Class A2	629,096
31,540	Gen Digital, Inc.	525,456
12,780	Progress Software Corp.	656,636
5,920	SPS Commerce, Inc.[2]	949,213
		3,209,373
	Specialized REITs — 1.2%
4,240	Gaming & Leisure Properties, Inc.[1]	192,454
8,080	VICI Properties, Inc.[1]	225,432
		417,886
	Specialty Retail — 3.0%
10,300	Guess?, Inc.	221,450
6,900	TJX Cos., Inc.[1]	607,683
7,300	Urban Outfitters, Inc.[2]	252,726
		1,081,859
	Technology Hardware, Storage & Peripherals — 4.0%
43,460	Hewlett Packard Enterprise Co.[1]	668,415
22,540	Pure Storage, Inc. Class A1,2	762,077
		1,430,492
	Textiles, Apparel & Luxury Goods — 0.5%
3,920	Skechers USA, Inc. Class A1,2	189,022
	Trading Companies & Distributors — 1.6%
4,560	WESCO International, Inc.[1]	584,592
	TOTAL COMMON STOCKS (Cost $36,803,702)	45,943,872
Face Amount
REPURCHASE AGREEMENT* — 0.4%
$147,871	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $147,877, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $151,000, coupon rate of 5.000%, due 10/31/2025, market value of $150,876)	147,871
	TOTAL REPURCHASE AGREEMENT (Cost $147,871)	147,871
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.5%
880,308	State Street Navigator Securities Lending Government Money Market Portfolio[4]	880,308
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $880,308)	880,308
TOTAL LONG INVESTMENTS (Cost $37,831,881)	131.0%	$ 46,972,051
COMMON STOCKS SOLD SHORT* — (28.4)%
	Aerospace & Defense — (1.5)%
(1,020)	Boeing Co.[2]	(190,556)
(800)	HEICO Corp.	(126,728)
See Notes to Financial Statements.
111

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Aerospace & Defense — (Continued)
(2,020)	Mercury Systems, Inc.[2]	$ (72,680)
(280)	Northrop Grumman Corp.	(132,000)
		(521,964)
	Banks — (0.3)%
(3,500)	Glacier Bancorp, Inc.	(105,665)
	Beverages — (0.9)%
(2,560)	Brown-Forman Corp. Class B	(143,770)
(700)	Constellation Brands, Inc. Class A	(163,905)
		(307,675)
	Building Products — (0.4)%
(2,800)	Trex Co., Inc.[2]	(157,388)
	Capital Markets — (1.7)%
(300)	FactSet Research Systems, Inc.	(129,567)
(1,800)	Morgan Stanley	(127,476)
(740)	Morningstar, Inc.	(187,398)
(1,700)	Tradeweb Markets, Inc. Class A	(153,017)
		(597,458)
	Chemicals — (0.7)%
(540)	Air Products & Chemicals, Inc.	(152,518)
(1,600)	International Flavors & Fragrances, Inc.	(109,360)
		(261,878)
	Commercial Services & Supplies — (2.9)%
(1,900)	Casella Waste Systems, Inc. Class A2	(143,355)
(1,440)	MSA Safety, Inc.	(227,347)
(4,600)	Rollins, Inc.	(173,006)
(4,040)	Stericycle, Inc.[2]	(166,610)
(900)	UniFirst Corp.	(147,987)
(1,120)	Waste Management, Inc.	(184,050)
		(1,042,355)
	Construction & Engineering — (0.5)%
(1,140)	Dycom Industries, Inc.[2]	(97,105)
(1,500)	MasTec, Inc.[2]	(89,160)
		(186,265)
	Consumer Staples Distribution & Retail — (0.7)%
(960)	Dollar General Corp.	(114,278)
(1,200)	Dollar Tree, Inc.[2]	(133,308)
		(247,586)
	Diversified Consumer Services — (0.1)%
(634)	Bright Horizons Family Solutions, Inc.[2]	(46,954)
	Electric Utilities — (1.3)%
(1,300)	Constellation Energy Corp.	(146,796)
(2,280)	MGE Energy, Inc.	(163,316)
(2,320)	Southern Co.	(156,136)
		(466,248)
	Electrical Equipment — (0.7)%
(1,100)	Regal Rexnord Corp.	(130,251)
(500)	Rockwell Automation, Inc.	(131,405)
		(261,656)
See Notes to Financial Statements.
112

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Electronic Equipment, Instruments & Components — (0.6)%
(1,980)	Cognex Corp.	$ (71,260)
(620)	Zebra Technologies Corp. Class A2	(129,847)
		(201,107)
	Financial Services — (0.4)%
(1,100)	Jack Henry & Associates, Inc.	(155,089)
	Food Products — (0.4)%
(800)	J&J Snack Foods Corp.	(125,288)
	Ground Transportation — (0.8)%
(740)	Norfolk Southern Corp.	(141,185)
(3,420)	U-Haul Holding Co.	(161,458)
		(302,643)
	Health Care Equipment & Supplies — (0.7)%
(500)	Becton Dickinson & Co.	(126,390)
(400)	Cooper Cos., Inc.	(124,700)
		(251,090)
	Health Care REITs — (1.0)%
(6,940)	Healthcare Realty Trust, Inc. Class A	(99,589)
(5,640)	Healthpeak Properties, Inc.	(87,702)
(3,700)	Ventas, Inc.	(157,102)
		(344,393)
	Hotels, Restaurants & Leisure — (1.0)%
(1,300)	Churchill Downs, Inc.	(142,792)
(1,580)	Cracker Barrel Old Country Store, Inc.	(104,849)
(1,880)	Papa John’s International, Inc.	(122,237)
		(369,878)
	Household Durables — (0.3)%
(8,420)	Sonos, Inc.[2]	(90,768)
	Independent Power & Renewable Electricity Producer — (0.2)%
(1,380)	Ormat Technologies, Inc.	(84,925)
	Insurance — (1.8)%
(1,580)	Allstate Corp.	(202,445)
(3,860)	Kemper Corp.	(153,937)
(2,100)	Principal Financial Group, Inc.	(142,128)
(1,000)	Progressive Corp.	(158,090)
		(656,600)
	Leisure Equipment & Products — (0.3)%
(2,260)	Hasbro, Inc.	(102,039)
	Machinery — (1.0)%
(700)	RBC Bearings, Inc.[2]	(153,888)
(2,300)	Stanley Black & Decker, Inc.	(195,615)
		(349,503)
	Multi-Utilities — (0.4)%
(3,320)	Dominion Energy, Inc.	(133,862)
	Office REITs — (0.3)%
(6,260)	Vornado Realty Trust	(120,192)
	Oil, Gas & Consumable Fuels — (2.2)%
(13,400)	Antero Midstream Corp.	(165,356)
(1,320)	ConocoPhillips	(156,816)
See Notes to Financial Statements.
113

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Oil, Gas & Consumable Fuels — (Continued)
(1,220)	EOG Resources, Inc.	$ (154,025)
(1,000)	Hess Corp.	(144,400)
(2,700)	Occidental Petroleum Corp.	(166,887)
		(787,484)
	Passenger Airlines — (0.3)%
(5,300)	Southwest Airlines Co.	(117,819)
	Personal Care Products — (0.3)%
(800)	Estee Lauder Cos., Inc. Class A	(103,096)
	Professional Services — (0.8)%
(900)	Equifax, Inc.	(152,613)
(1,620)	Maximus, Inc.	(121,046)
		(273,659)
	Residential REITs — (0.3)%
(8,000)	Elme Communities	(102,080)
	Software — (0.8)%
(180)	Fair Isaac Corp.[2]	(152,257)
(400)	Tyler Technologies, Inc.[2]	(149,160)
		(301,417)
	Specialized REITs — (1.1)%
(1,420)	Digital Realty Trust, Inc.	(176,591)
(1,000)	Extra Space Storage, Inc. REIT	(103,590)
(4,000)	Rayonier, Inc.	(100,960)
		(381,141)
	Technology Hardware, Storage & Peripherals — (0.5)%
(4,800)	Western Digital Corp.[2]	(192,720)
	Trading Companies & Distributors — (0.7)%
(1,400)	McGrath RentCorp	(140,840)
(300)	United Rentals, Inc.	(121,881)
		(262,721)
	Water Utilities — (0.5)%
(3,660)	California Water Service Group	(178,169)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(12,239,986))	(10,190,775)
TOTAL SHORT INVESTMENTS (Proceeds $(12,239,986))	(28.4)%	$(10,190,775)
TOTAL INVESTMENTS (Cost $25,591,895)	102.6%	$ 36,781,276
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.6)	(921,246)
NET ASSETS	100.0%	$ 35,860,030

*	Percentages indicated are based on net assets.
[1]	All or portion of security pledged as collateral for securities sold short. The total market value of collateral is $11,887,772.
[2]	Non income-producing security.
[3]	Securities or partial securities on loan. See Note 1.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
114

THE GLENMEDE FUND, INC.

Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Software	8.9%	$ 3,209,373
Media	7.8	2,781,555
Financial Services	5.2	1,851,774
Insurance	4.9	1,751,329
Health Care Providers & Services	4.7	1,695,616
Professional Services	4.7	1,673,957
Semiconductors & Semiconductor Equipment	4.3	1,549,822
Oil, Gas & Consumable Fuels	4.3	1,536,958
Technology Hardware, Storage & Peripherals	4.0	1,430,492
IT Services	3.9	1,387,811
Energy Equipment & Services	3.5	1,274,413
Construction & Engineering	3.4	1,209,171
Food Products	3.3	1,198,974
Metals & Mining	3.2	1,153,440
Capital Markets	3.1	1,124,787
Specialty Retail	3.0	1,081,859
Communications Equipment	2.9	1,058,843
Consumer Staples Distribution & Retail	2.9	1,056,625
Multi-Utilities	2.9	1,029,961
Biotechnology	2.9	1,027,465
Pharmaceuticals	2.5	903,289
Banks	2.5	895,214
Electronic Equipment, Instruments & Components	2.5	884,963
Machinery	2.5	882,208
Household Durables	2.4	861,434
Retail REITs	2.4	848,988
Hotels, Restaurants & Leisure	2.3	830,217
Health Care Equipment & Supplies	2.1	755,643
Ground Transportation	2.1	737,591
Building Products	1.9	698,696
Distributors	1.8	639,475
Personal Care Products	1.7	605,800
Trading Companies & Distributors	1.6	584,592
Broadline Retail	1.5	545,297
Electrical Equipment	1.4	495,739
Diversified Consumer Services	1.4	493,720
Interactive Media & Service	1.4	487,264
Residential REITs	1.3	471,456
Life Sciences Tools & Services	1.2	445,511
Specialized REITs	1.2	417,886
Automobiles	1.1	393,900
Gas Utilities	1.1	380,087
Automobile Components	1.0	360,882
Beverages	0.8	291,161
Containers & Packaging	0.8	290,795
Household Products	0.7	270,054
Hotel & Resort REITs	0.6	198,763
Textiles, Apparel & Luxury Goods	0.5	189,022
Short Positions:
Diversified Consumer Services	(0.1)	(46,954)
Independent Power & Renewable Electricity Producer	(0.2)	(84,925)
Household Durables	(0.3)	(90,768)
Leisure Equipment & Products	(0.3)	(102,039)
See Notes to Financial Statements.
115

THE GLENMEDE FUND, INC.

Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Residential REITs	(0.3)%	$ (102,080)
Personal Care Products	(0.3)	(103,096)
Banks	(0.3)	(105,665)
Passenger Airlines	(0.3)	(117,819)
Office REITs	(0.3)	(120,192)
Food Products	(0.4)	(125,288)
Multi-Utilities	(0.4)	(133,862)
Financial Services	(0.4)	(155,089)
Building Products	(0.4)	(157,388)
Water Utilities	(0.5)	(178,169)
Construction & Engineering	(0.5)	(186,265)
Technology Hardware, Storage & Peripherals	(0.5)	(192,720)
Electronic Equipment, Instruments & Components	(0.6)	(201,107)
Consumer Staples Distribution & Retail	(0.7)	(247,586)
Health Care Equipment & Supplies	(0.7)	(251,090)
Electrical Equipment	(0.7)	(261,656)
Chemicals	(0.7)	(261,878)
Trading Companies & Distributors	(0.7)	(262,721)
Professional Services	(0.8)	(273,659)
Software	(0.8)	(301,417)
Ground Transportation	(0.8)	(302,643)
Beverages	(0.9)	(307,675)
Health Care REITs	(1.0)	(344,393)
Machinery	(1.0)	(349,503)
Hotels, Restaurants & Leisure	(1.0)	(369,878)
Specialized REITs	(1.1)	(381,141)
Electric Utilities	(1.3)	(466,248)
Aerospace & Defense	(1.5)	(521,964)
Capital Markets	(1.7)	(597,458)
Insurance	(1.8)	(656,600)
Oil, Gas & Consumable Fuels	(2.2)	(787,484)
Commercial Services & Supplies	(2.9)	(1,042,355)
TOTAL COMMON STOCKS	99.7%	$35,753,097
REPURCHASE AGREEMENT	0.4	147,871
INVESTMENT OF SECURITY LENDING COLLATERAL	2.5	880,308
TOTAL INVESTMENTS	102.6%	$36,781,276
See Notes to Financial Statements.
116

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 99.5%
	Aerospace & Defense — 1.9%
38,451	RTX Corp.	$ 3,129,527
	Banks — 4.0%
26,624	JPMorgan Chase & Co.	3,702,333
25,876	PNC Financial Services Group, Inc.	2,962,026
		6,664,359
	Beverages — 2.0%
20,312	PepsiCo, Inc.	3,316,543
	Broadline Retail — 2.3%
28,131	Amazon.com, Inc.[1]	3,743,955
	Capital Markets — 3.0%
33,647	Charles Schwab Corp.	1,750,990
30,632	Intercontinental Exchange, Inc.	3,291,102
		5,042,092
	Chemicals — 1.4%
19,325	PPG Industries, Inc.	2,372,530
	Communications Equipment — 2.0%
63,450	Cisco Systems, Inc.	3,307,649
	Construction Materials — 3.0%
12,046	Martin Marietta Materials, Inc.	4,926,091
	Consumer Staples Distribution & Retail — 1.1%
15,086	Dollar General Corp.	1,795,837
	Electrical Equipment — 2.4%
28,435	AMETEK, Inc.	4,002,795
	Electronic Equipment, Instruments & Components — 3.1%
63,041	Amphenol Corp. Class A	5,077,953
	Financial Services — 5.8%
27,833	Global Payments, Inc.	2,956,421
17,907	Mastercard, Inc. Class A	6,739,300
		9,695,721
	Ground Transportation — 4.8%
11,738	Old Dominion Freight Line, Inc.	4,421,235
17,199	Union Pacific Corp.	3,570,685
		7,991,920
	Health Care Equipment & Supplies — 3.7%
39,526	Abbott Laboratories	3,737,183
8,646	Stryker Corp.	2,336,322
		6,073,505
	Health Care Providers & Services — 3.6%
19,190	Laboratory Corp. of America Holdings	3,832,819
3,964	UnitedHealth Group, Inc.	2,122,960
		5,955,779
	Hotels, Restaurants & Leisure — 4.6%
1,726	Booking Holdings, Inc.[1]	4,814,781
23,026	Yum! Brands, Inc.	2,782,922
		7,597,703
	Household Products — 1.6%
30,028	Church & Dwight Co., Inc.	2,730,746
See Notes to Financial Statements.
117

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Insurance — 1.8%
14,312	Chubb Ltd.	$ 3,071,641
	Interactive Media & Service — 5.7%
75,931	Alphabet, Inc. Class C1	9,514,154
	IT Services — 4.5%
12,108	Accenture PLC Class A	3,597,166
11,774	Gartner, Inc.[1]	3,909,439
		7,506,605
	Life Sciences Tools & Services — 3.3%
14,689	IQVIA Holdings, Inc.[1]	2,656,212
11,582	Waters Corp.[1]	2,762,654
		5,418,866
	Machinery — 1.8%
8,006	Parker-Hannifin Corp.	2,953,493
	Media — 2.4%
98,414	Comcast Corp. Class A	4,063,514
	Oil, Gas & Consumable Fuels — 3.0%
34,228	Chevron Corp.	4,988,046
	Pharmaceuticals — 4.7%
46,982	Bristol-Myers Squibb Co.	2,420,982
9,678	Eli Lilly & Co.	5,360,935
		7,781,917
	Software — 11.2%
9,074	Adobe, Inc.[1]	4,827,913
27,456	Microsoft Corp.	9,283,148
42,478	Oracle Corp.	4,392,225
		18,503,286
	Specialty Retail — 6.3%
7,199	Home Depot, Inc.	2,049,483
38,223	Ross Stores, Inc.	4,432,722
10,274	Ulta Beauty, Inc.[1]	3,917,579
		10,399,784
	Technology Hardware, Storage & Peripherals — 4.5%
43,796	Apple, Inc.	7,479,043
	TOTAL COMMON STOCKS (Cost $82,124,201)	165,105,054
Face Amount
REPURCHASE AGREEMENT* — 0.6%
$968,509	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $968,552, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $988,700, coupon rate of 5.000%, due 10/31/2025, market value of $987,889)	968,509
	TOTAL REPURCHASE AGREEMENT (Cost $968,509)	968,509
See Notes to Financial Statements.
118

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
TOTAL INVESTMENTS (Cost $83,092,710)	100.1%	$166,073,563
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(187,141)
NET ASSETS	100.0%	$165,886,422

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
119

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	11.2%	$ 18,503,286
Specialty Retail	6.3	10,399,784
Financial Services	5.8	9,695,721
Interactive Media & Service	5.7	9,514,154
Ground Transportation	4.8	7,991,920
Pharmaceuticals	4.7	7,781,917
Hotels, Restaurants & Leisure	4.6	7,597,703
IT Services	4.5	7,506,605
Technology Hardware, Storage & Peripherals	4.5	7,479,043
Banks	4.0	6,664,359
Health Care Equipment & Supplies	3.7	6,073,505
Health Care Providers & Services	3.6	5,955,779
Life Sciences Tools & Services	3.3	5,418,866
Electronic Equipment, Instruments & Components	3.1	5,077,953
Capital Markets	3.0	5,042,092
Oil, Gas & Consumable Fuels	3.0	4,988,046
Construction Materials	3.0	4,926,091
Media	2.4	4,063,514
Electrical Equipment	2.4	4,002,795
Broadline Retail	2.3	3,743,955
Beverages	2.0	3,316,543
Communications Equipment	2.0	3,307,649
Aerospace & Defense	1.9	3,129,527
Insurance	1.8	3,071,641
Machinery	1.8	2,953,493
Household Products	1.6	2,730,746
Chemicals	1.4	2,372,530
Consumer Staples Distribution & Retail	1.1	1,795,837
TOTAL COMMON STOCKS	99.5%	$165,105,054
REPURCHASE AGREEMENT	0.6	968,509
TOTAL INVESTMENTS	100.1%	$166,073,563
See Notes to Financial Statements.
120

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 97.8%
	Automobile Components — 0.8%
72,952	LCI Industries[1]	$ 7,914,562
	Banks — 8.2%
283,526	Ameris Bancorp	10,575,520
423,448	BankUnited, Inc.	9,235,401
382,254	Cathay General Bancorp	12,962,233
1,237,205	FNB Corp.	13,225,722
298,715	Hancock Whitney Corp.	10,284,757
270,943	Western Alliance Bancorp	11,135,757
148,667	Wintrust Financial Corp.	11,103,938
		78,523,328
	Beverages — 0.5%
370,217	Primo Water Corp.	4,835,034
	Biotechnology — 3.4%
443,009	Alkermes PLC[2]	10,716,388
312,293	Halozyme Therapeutics, Inc.[2]	10,577,364
1,205,200	Ironwood Pharmaceuticals, Inc.[2]	10,810,644
		32,104,396
	Broadline Retail — 1.0%
439,637	Kohl’s Corp.[1]	9,913,814
	Building Products — 2.0%
892,002	Hayward Holdings, Inc.[1,2]	9,366,021
124,733	Masonite International Corp.[2]	9,871,370
		19,237,391
	Capital Markets — 3.6%
95,275	Evercore, Inc. Class A	12,402,900
198,836	Stifel Financial Corp.	11,333,652
570,964	Virtu Financial, Inc. Class A	10,557,124
		34,293,676
	Chemicals — 0.6%
151,889	Ingevity Corp.[2]	6,118,089
	Construction & Engineering — 3.5%
178,354	Arcosa, Inc.	12,318,911
104,711	Dycom Industries, Inc.[2]	8,919,283
57,118	EMCOR Group, Inc.	11,803,434
		33,041,628
	Consumer Staples Distribution & Retail — 1.0%
339,448	Grocery Outlet Holding Corp.[2]	9,392,526
	Containers & Packaging — 2.4%
529,770	Graphic Packaging Holding Co.	11,395,353
278,086	Silgan Holdings, Inc.	11,140,125
		22,535,478
	Diversified Consumer Services — 1.3%
430,812	Frontdoor, Inc.[2]	12,463,391
	Electric Utilities — 0.9%
206,891	Portland General Electric Co.	8,279,778
	Electrical Equipment — 1.3%
145,215	EnerSys	12,427,500
	Electronic Equipment, Instruments & Components — 0.9%
725,385	TTM Technologies, Inc.[2]	8,334,674
See Notes to Financial Statements.
121

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Energy Equipment & Services — 2.6%
277,190	Helmerich & Payne, Inc.	$ 10,968,408
697,768	Liberty Energy, Inc.	13,746,030
		24,714,438
	Financial Services — 1.1%
419,765	Radian Group, Inc.	10,636,845
	Food Products — 2.2%
615,380	Hostess Brands, Inc.[2]	20,553,692
	Gas Utilities — 1.1%
245,093	New Jersey Resources Corp.	9,945,874
	Health Care Equipment & Supplies — 3.7%
93,895	CONMED Corp.[1]	9,151,007
210,059	Globus Medical, Inc. Class A2	9,601,797
276,616	Integra LifeSciences Holdings Corp.[2]	9,947,111
466,483	Neogen Corp.[1,2]	6,945,932
		35,645,847
	Health Care Providers & Services — 4.5%
207,351	HealthEquity, Inc.[2]	14,862,920
1,012,823	NeoGenomics, Inc.[1,2]	14,199,778
1,198,312	R1 RCM, Inc.[1,2]	14,128,099
		43,190,797
	Health Care Technology — 1.9%
577,868	Certara, Inc.[2]	7,044,211
436,565	Evolent Health, Inc. Class A2	10,665,283
		17,709,494
	Hotel & Resort REITs — 1.0%
1,048,158	RLJ Lodging Trust	9,852,685
	Hotels, Restaurants & Leisure — 1.1%
196,247	Boyd Gaming Corp.	10,842,647
	Household Durables — 2.1%
298,307	La-Z-Boy, Inc.	8,722,497
431,502	Tri Pointe Homes, Inc.[2]	10,813,440
		19,535,937
	Household Products — 1.0%
305,158	Energizer Holdings, Inc.[1]	9,636,890
	Industrial REITs — 1.9%
916,166	LXP Industrial Trust	7,246,873
314,364	STAG Industrial, Inc.	10,443,172
		17,690,045
	Insurance — 1.1%
237,269	Stewart Information Services Corp.	10,361,537
	Interactive Media & Services — 2.2%
642,306	Cargurus, Inc.[2]	11,066,932
159,537	Ziff Davis, Inc.[2]	9,645,607
		20,712,539
	IT Services — 0.7%
301,706	DigitalOcean Holdings, Inc.[1,2]	6,172,905
	Leisure Product — 1.0%
229,444	YETI Holdings, Inc.[1,2]	9,755,959
See Notes to Financial Statements.
122

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Life Sciences Tools & Services — 2.9%
1,011,055	Maravai LifeSciences Holdings, Inc. Class A2	$ 6,935,837
53,194	Medpace Holdings, Inc.[1,2]	12,908,588
82,678	Mesa Laboratories, Inc.	7,757,677
		27,602,102
	Machinery — 1.1%
281,224	Hillenbrand, Inc.	10,694,949
	Media — 1.1%
73,643	Nexstar Media Group, Inc.	10,315,911
	Office REITs — 0.8%
1,537,070	Piedmont Office Realty Trust, Inc. Class A	8,008,135
	Oil, Gas & Consumable Fuels — 4.7%
868,528	CNX Resources Corp.[1,2]	18,864,428
358,089	SM Energy Co.	14,438,148
724,301	Talos Energy, Inc.[2]	11,226,666
		44,529,242
	Pharmaceuticals — 2.5%
314,733	Pacira BioSciences, Inc.[2]	8,894,355
248,315	Prestige Consumer Healthcare, Inc.[2]	14,739,978
		23,634,333
	Professional Services — 4.0%
126,574	ASGN, Inc.[2]	10,563,866
43,035	CACI International, Inc. Class A2	13,976,046
672,223	Verra Mobility Corp.[2]	13,289,849
		37,829,761
	Real Estate Management & Development — 1.5%
1,120,246	Cushman & Wakefield PLC[1,2]	8,256,213
483,283	Kennedy-Wilson Holdings, Inc.[1]	6,219,852
		14,476,065
	Semiconductors & Semiconductor Equipment — 2.4%
187,790	Diodes, Inc.[2]	12,221,373
197,225	Rambus, Inc.[2]	10,715,234
		22,936,607
	Software — 4.4%
196,765	CommVault Systems, Inc.[2]	12,858,593
228,063	Progress Software Corp.	11,717,877
84,229	SPS Commerce, Inc.[2]	13,505,278
208,502	Verint Systems, Inc.[2]	3,921,922
		42,003,670
	Specialized REITs — 0.5%
459,205	Outfront Media, Inc.	4,481,841
	Specialty Retail — 4.1%
69,730	Asbury Automotive Group, Inc.[2]	13,344,230
576,061	Foot Locker, Inc.[1]	12,091,521
472,466	Valvoline, Inc.	14,018,066
		39,453,817
	Textiles, Apparel & Luxury Goods — 2.4%
280,764	Kontoor Brands, Inc.	13,041,488
1,429,707	Under Armour, Inc. Class A2	9,793,493
		22,834,981
See Notes to Financial Statements.
123

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Trading Companies & Distributors — 4.8%
251,537	Beacon Roofing Supply, Inc.[2]	$ 17,901,888
164,546	Boise Cascade Co.	15,426,187
99,648	WESCO International, Inc.	12,774,874
		46,102,949
	TOTAL COMMON STOCKS (Cost $821,072,406)	931,277,759
Face Amount
REPURCHASE AGREEMENT* — 2.4%
$22,709,821	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $22,710,831, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $23,183,100, coupon rate of 5.000%, due 10/31/2025, market value of $23,164,083)	22,709,821
	TOTAL REPURCHASE AGREEMENT (Cost $22,709,821)	22,709,821
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 4.8%
46,063,709	State Street Navigator Securities Lending Government Money Market Portfolio[3]	46,063,709
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $46,063,709)	46,063,709
TOTAL INVESTMENTS (Cost $889,845,936)	105.0%	$1,000,051,289
LIABILITIES IN EXCESS OF OTHER ASSETS	(5.0)	(47,490,027)
NET ASSETS	100.0%	$ 952,561,262

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Non income-producing security.
[3]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
124

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Banks	8.2%	$ 78,523,328
Trading Companies & Distributors	4.8	46,102,949
Oil, Gas & Consumable Fuels	4.7	44,529,242
Health Care Providers & Services	4.5	43,190,797
Software	4.4	42,003,670
Specialty Retail	4.1	39,453,817
Professional Services	4.0	37,829,761
Health Care Equipment & Supplies	3.7	35,645,847
Capital Markets	3.6	34,293,676
Construction & Engineering	3.5	33,041,628
Biotechnology	3.4	32,104,396
Life Sciences Tools & Services	2.9	27,602,102
Energy Equipment & Services	2.6	24,714,438
Pharmaceuticals	2.5	23,634,333
Semiconductors & Semiconductor Equipment	2.4	22,936,607
Textiles, Apparel & Luxury Goods	2.4	22,834,981
Containers & Packaging	2.4	22,535,478
Interactive Media & Services	2.2	20,712,539
Food Products	2.2	20,553,692
Household Durables	2.1	19,535,937
Building Products	2.0	19,237,391
Health Care Technology	1.9	17,709,494
Industrial REITs	1.9	17,690,045
Real Estate Management & Development	1.5	14,476,065
Diversified Consumer Services	1.3	12,463,391
Electrical Equipment	1.3	12,427,500
Hotels, Restaurants & Leisure	1.1	10,842,647
Machinery	1.1	10,694,949
Financial Services	1.1	10,636,845
Insurance	1.1	10,361,537
Media	1.1	10,315,911
Gas Utilities	1.1	9,945,874
Broadline Retail	1.0	9,913,814
Hotel & Resort REITs	1.0	9,852,685
Leisure Product	1.0	9,755,959
Household Products	1.0	9,636,890
Consumer Staples Distribution & Retail	1.0	9,392,526
Electronic Equipment, Instruments & Components	0.9	8,334,674
Electric Utilities	0.9	8,279,778
Office REITs	0.8	8,008,135
Automobile Components	0.8	7,914,562
IT Services	0.7	6,172,905
Chemicals	0.6	6,118,089
Beverages	0.5	4,835,034
Specialized REITs	0.5	4,481,841
TOTAL COMMON STOCKS	97.8%	$ 931,277,759
REPURCHASE AGREEMENT	2.4	22,709,821
INVESTMENT OF SECURITY LENDING COLLATERAL	4.8	46,063,709
TOTAL INVESTMENTS	105.0%	$1,000,051,289
See Notes to Financial Statements.
125

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
COMMON STOCKS* — 98.8%
	Aerospace & Defense — 2.0%
4,619	RTX Corp.	$ 375,940
	Air Freight & Logistics — 1.4%
1,852	United Parcel Service, Inc. Class B	261,595
	Banks — 2.8%
3,752	JPMorgan Chase & Co.	521,753
	Beverages — 2.4%
2,748	PepsiCo, Inc.	448,693
	Biotechnology — 2.4%
1,743	Amgen, Inc.	445,685
	Capital Markets — 6.6%
1,152	Ameriprise Financial, Inc.	362,385
369	BlackRock, Inc.	225,931
5,523	Charles Schwab Corp.	287,417
4,778	Morgan Stanley	338,378
		1,214,111
	Chemicals — 3.3%
1,099	Air Products & Chemicals, Inc.	310,402
2,452	PPG Industries, Inc.	301,032
		611,434
	Communications Equipment — 2.3%
8,095	Cisco Systems, Inc.	421,992
	Consumer Staples Distribution & Retail — 1.7%
2,568	Dollar General Corp.	305,695
	Distributors — 1.7%
2,473	Genuine Parts Co.	318,671
	Electric Utilities — 2.5%
11,816	Exelon Corp.	460,115
	Electrical Equipment — 2.6%
2,325	Eaton Corp. PLC	483,391
	Electronic Equipment, Instruments & Components — 1.9%
3,023	TE Connectivity Ltd.	356,260
	Financial Services — 1.7%
6,360	Fidelity National Information Services, Inc.	312,340
	Food Products — 2.0%
5,401	Mondelez International, Inc. Class A	357,600
	Ground Transportation — 2.4%
2,167	Union Pacific Corp.	449,891
	Health Care Equipment & Supplies — 3.8%
3,857	Abbott Laboratories	364,679
4,852	Medtronic PLC	342,357
		707,036
	Health Care Providers & Services — 2.3%
3,213	Quest Diagnostics, Inc.	418,011
	Hotels, Restaurants & Leisure — 4.1%
1,903	McDonald’s Corp.	498,909
2,748	Starbucks Corp.	253,476
		752,385
See Notes to Financial Statements.
126

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Shares		Value
COMMON STOCKS* — (Continued)
	Household Products — 2.0%
2,452	Procter & Gamble Co.	$ 367,874
	Insurance — 7.1%
5,209	Aflac, Inc.	406,875
3,656	Allstate Corp.	468,443
1,120	Everest Group Ltd.	443,095
		1,318,413
	IT Services — 2.2%
1,373	Accenture PLC Class A	407,905
	Machinery — 5.9%
1,363	Cummins, Inc.	294,817
1,417	Illinois Tool Works, Inc.	317,578
1,861	Snap-on, Inc.	480,026
		1,092,421
	Media — 4.2%
11,340	Comcast Corp. Class A	468,229
10,686	Interpublic Group of Cos., Inc.	303,482
		771,711
	Multi-Utilities — 2.3%
4,428	DTE Energy Co.	426,771
	Oil, Gas & Consumable Fuels — 4.8%
3,107	Chevron Corp.	452,783
3,784	Phillips 66	431,641
		884,424
	Personal Care Products — 1.7%
17,175	Kenvue, Inc.	319,455
	Pharmaceuticals — 6.3%
6,415	Bristol-Myers Squibb Co.	330,565
550	Eli Lilly & Co.	304,662
2,463	Johnson & Johnson	365,361
5,454	Pfizer, Inc.	166,674
		1,167,262
	Professional Services — 1.9%
3,182	Paychex, Inc.	353,361
	Semiconductors & Semiconductor Equipment — 2.3%
3,034	Texas Instruments, Inc.	430,858
	Software — 2.6%
4,704	Oracle Corp.	486,394
	Specialty Retail — 3.8%
1,079	Home Depot, Inc.	307,181
3,393	Ross Stores, Inc.	393,486
		700,667
	Technology Hardware, Storage & Peripherals — 1.8%
4,640	NetApp, Inc.	337,699
	TOTAL COMMON STOCKS (Cost $14,303,795)	18,287,813
See Notes to Financial Statements.
127

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
REPURCHASE AGREEMENT* — 1.2%
$214,530
With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $214,540, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $219,100, coupon rate of 5.000%, due 10/31/2025, market value of $218,920)
		$ 214,530
TOTAL REPURCHASE AGREEMENT (Cost $214,530)		214,530
TOTAL INVESTMENTS (Cost $14,518,325)	100.0%	$18,502,343
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)	(3,334)
NET ASSETS	100.0%	$18,499,009

*	Percentages indicated are based on net assets.
See Notes to Financial Statements.
128

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
INDUSTRY DIVERSIFICATION
On October 31, 2023, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Insurance	7.1%	$ 1,318,413
Capital Markets	6.6	1,214,111
Pharmaceuticals	6.3	1,167,262
Machinery	5.9	1,092,421
Oil, Gas & Consumable Fuels	4.8	884,424
Media	4.2	771,711
Hotels, Restaurants & Leisure	4.1	752,385
Health Care Equipment & Supplies	3.8	707,036
Specialty Retail	3.8	700,667
Chemicals	3.3	611,434
Banks	2.8	521,753
Software	2.6	486,394
Electrical Equipment	2.6	483,391
Electric Utilities	2.5	460,115
Ground Transportation	2.4	449,891
Beverages	2.4	448,693
Biotechnology	2.4	445,685
Semiconductors & Semiconductor Equipment	2.3	430,858
Multi-Utilities	2.3	426,771
Communications Equipment	2.3	421,992
Health Care Providers & Services	2.3	418,011
IT Services	2.2	407,905
Aerospace & Defense	2.0	375,940
Household Products	2.0	367,874
Food Products	2.0	357,600
Electronic Equipment, Instruments & Components	1.9	356,260
Professional Services	1.9	353,361
Technology Hardware, Storage & Peripherals	1.8	337,699
Personal Care Products	1.7	319,455
Distributors	1.7	318,671
Financial Services	1.7	312,340
Consumer Staples Distribution & Retail	1.7	305,695
Air Freight & Logistics	1.4	261,595
TOTAL COMMON STOCKS	98.8%	$18,287,813
REPURCHASE AGREEMENT	1.2	214,530
TOTAL INVESTMENTS	100.0%	$18,502,343
See Notes to Financial Statements.
129

THE GLENMEDE FUND, INC.

Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
EXCHANGE-TRADED FUNDS* — 4.1%
22,100	SPDR S&P 500 ETF Trust[1]	$ 9,242,220
30,000	Vanguard S&P 500 ETF[1]	11,525,100
	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,430,609)	20,767,320
Face Amount
U.S. TREASURY BILLS* — 21.6%
$34,700,000	U.S. Treasury Bill, 5.166% due 12/7/23[1]	34,516,784
43,250,000	U.S. Treasury Bill, 5.353% due 02/8/24[1]	42,619,334
34,500,000	U.S. Treasury Bill, 5.387% due 06/13/24[1]	33,383,601
	TOTAL U.S. TREASURY BILLS (Cost $110,530,559)	110,519,719
REPURCHASE AGREEMENT* — 0.1%
649,281	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $649,310, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $662,900, coupon rate of 5.000%, due 10/31/2025, market value of $662,356)	649,281
	TOTAL REPURCHASE AGREEMENT (Cost $649,281)	649,281
TOTAL PURCHASED OPTIONS (Cost $403,161,246)	79.8%	408,873,180
TOTAL INVESTMENTS (Cost $520,771,695)	105.6%	$540,809,500
LIABILITIES IN EXCESS OF OTHER ASSETS	(5.6)	(28,441,668)
NET ASSETS[2]	100.0%	$512,367,832

*	Percentages indicated are based on net assets.
[1]	All or a portion of this security is held as collateral for written options.
[2]	Cash in the amount of $6,951,407 is held as collateral to secure the open written call and put options contracts.
See Notes to Financial Statements.
130

THE GLENMEDE FUND, INC.

Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
Description	Counterparty	Exercise Price/ FX Rate	Expiration Date		Number of Contracts	Notional Amount	Market Value	Premiums Paid (Recieved by Fund)	Unrealized Appreciation/ (Depreciation)
PURCHASED OPTIONS
CALLS:
S&P 500 Index	OCC**	4,000.00	12/15/23	USD	2,820	$1,182,651,600	$ 68,088,900	$146,666,046	$(78,577,146)
S&P 500 Index	OCC**	4,000.00	03/15/24	USD	1,104	462,995,520	37,287,600	43,686,384	(6,398,784)
TOTAL CALLS						$1,645,647,120	$105,376,500	$190,352,430	$(84,975,930)
PUTS:
S&P 500 Index	OCC**	5,000.00	12/15/23	USD	2,820	1,182,651,600	222,413,400	138,311,238	84,102,162
S&P 500 Index	OCC**	5,000.00	03/15/24	USD	1,104	462,995,520	81,083,280	74,497,578	6,585,702
TOTAL PUTS						$1,645,647,120	$303,496,680	$212,808,816	$ 90,687,864
TOTAL PURCHASED OPTIONS						$3,291,294,240	$408,873,180	$403,161,246	$ 5,711,934
WRITTEN OPTIONS
CALLS:
S&P 500 Index	OCC**	5,000.00	12/15/23	USD	2,820	1,182,651,600	(42,300)	(626,599)	584,299
S&P 500 Index	OCC**	5,000.00	03/15/24	USD	1,104	462,995,520	(231,840)	(429,368)	197,528
TOTAL CALLS						$1,645,647,120	$ (274,140)	$ (1,055,967)	$ 781,827
PUTS:
S&P 500 Index	OCC**	4,300.00	11/17/23	USD	1,032	432,800,160	(12,740,040)	(11,651,447)	(1,088,593)
S&P 500 Index	OCC**	4,325.00	11/17/23	USD	71	29,775,980	(1,011,395)	(854,893)	(156,502)
S&P 500 Index	OCC**	4,350.00	11/17/23	USD	61	25,582,180	(997,655)	(846,911)	(150,744)
S&P 500 Index	OCC**	4,000.00	12/15/23	USD	2,820	1,182,651,600	(10,448,100)	(6,169,793)	(4,278,307)
S&P 500 Index	OCC**	4,000.00	03/15/24	USD	1,104	462,995,520	(10,107,120)	(9,767,938)	(339,182)
TOTAL PUTS						$2,133,805,440	$ (35,304,310)	$ (29,290,982)	$ (6,013,328)
TOTAL WRITTEN OPTIONS						$3,779,452,560	$ (35,578,450)	$ (30,346,949)	$ (5,231,501)

**	The Options Clearing Corp
SECTOR DIVERSIFICATION*
On October 31, 2023, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Purchased Options	79.8%	$ 408,873,180
U.S. Treasury Bills	21.6	110,519,719
Exchange-Traded Funds	4.1	20,767,320
TOTAL	105.5%	$540,160,219
REPURCHASE AGREEMENT	0.1	649,281
TOTAL INVESTMENTS	105.6%	$540,809,500

*	This table does not include written options. Please refer to the Schedule of Portfolio Investments for information on written options.
See Notes to Financial Statements.
131

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Shares		Value
EXCHANGE-TRADED FUNDS* — 36.8%
59,700	iShares MSCI EAFE ETF	$ 3,995,124
116,600	iShares MSCI Emerging Markets ETF	4,279,220
	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,655,638)	8,274,344
Face Amount
U.S. TREASURY BILLS* — 20.9%
$2,550,000	U.S. Treasury Bill, 5.353% due 02/8/24[1]	2,512,816
2,250,000	U.S. Treasury Bill, 5.387% due 06/13/24[1]	2,177,191
	TOTAL U.S. TREASURY BILLS (Cost $4,690,520)	4,690,007
REPURCHASE AGREEMENT* — 0.8%
169,490	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $169,497, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $173,100, coupon rate of 5.000%, due 10/31/2025, market value of $172,958)	169,490
	TOTAL REPURCHASE AGREEMENT (Cost $169,490)	169,490
TOTAL PURCHASED OPTIONS (Cost $10,405,945)	46.5%	10,448,690
TOTAL INVESTMENTS (Cost $23,921,593)	105.0%	$23,582,531
LIABILITIES IN EXCESS OF OTHER ASSETS	(5.0)	(1,112,911)
NET ASSETS[2]	100.0%	$22,469,620

*	Percentages indicated are based on net assets.
[1]	All or a portion of this security is held as collateral for written options.
[2]	Cash in the amount of $255,034 is held as collateral to secure the open written call and put options contracts.
See Notes to Financial Statements.
132

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
Description	Counterparty	Exercise Price/ FX Rate	Expiration Date		Number of Contracts	Notional Amount	Market Value	Premiums Paid (Recieved by Fund)	Unrealized Appreciation/ (Depreciation)
PURCHASED OPTIONS
CALLS:
S&P 500 Index	OCC**	4,000.00	12/15/23	USD	14	$ 5,871,320	$ 338,030	$ 734,895	$(396,865)
S&P 500 Index	OCC**	4,000.00	03/15/24	USD	84	35,227,920	2,837,100	3,323,964	(486,864)
TOTAL CALLS						$41,099,240	$ 3,175,130	$ 4,058,859	$(883,729)
PUTS:
S&P 500 Index	OCC**	5,000.00	12/15/23	USD	14	5,871,320	1,104,180	678,792	425,388
S&P 500 Index	OCC**	5,000.00	03/15/24	USD	84	35,227,920	6,169,380	5,668,294	501,086
TOTAL PUTS						$41,099,240	$ 7,273,560	$ 6,347,086	$ 926,474
TOTAL PURCHASED OPTIONS						$82,198,480	$10,448,690	$10,405,945	$ 42,745
WRITTEN OPTIONS
CALLS:
S&P 500 Index	OCC**	5,000.00	12/15/23	USD	14	5,871,320	(210)	(3,130)	2,920
S&P 500 Index	OCC**	5,000.00	03/15/24	USD	84	35,227,920	(17,640)	(32,670)	15,030
TOTAL CALLS						$41,099,240	$ (17,850)	$ (35,800)	$ 17,950
PUTS:
Russell 2000 Index	OCC**	1,765.00	11/17/23	USD	13	2,160,964	(137,020)	(110,745)	(26,275)
S&P 500 Index	OCC**	4,340.00	11/17/23	USD	25	10,484,500	(387,250)	(338,735)	(48,515)
S&P 500 Index	OCC**	4,000.00	12/15/23	USD	14	5,871,320	(51,870)	(29,540)	(22,330)
S&P 500 Index	OCC**	4,000.00	03/15/24	USD	84	35,227,920	(769,020)	(743,213)	(25,807)
TOTAL PUTS						$53,744,704	$ (1,345,160)	$ (1,222,233)	$(122,927)
TOTAL WRITTEN OPTIONS						$94,843,944	$ (1,363,010)	$ (1,258,033)	$(104,977)

**	The Options Clearing Corp
SECTOR DIVERSIFICATION*
On October 31, 2023, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Purchased Options	46.5%	$ 10,448,690
Exchange-Traded Funds	36.8	8,274,344
U.S. Treasury Bills	20.9	4,690,007
TOTAL	104.2%	$23,413,041
REPURCHASE AGREEMENT	0.8	169,490
TOTAL INVESTMENTS	105.0%	$23,582,531

*	This table does not include written options. Please refer to the Schedule of Portfolio Investments for information on written options.
See Notes to Financial Statements.
133

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Face Amount		Value
AGENCY NOTES* — 16.1%
	Federal Home Loan Bank — 10.1%
$15,000,000	2.750% due 12/13/24	$ 14,563,990
8,000,000	0.375% due 9/23/25[1]	7,317,912
11,500,000	3.250% due 11/16/28[1]	10,653,164
4,000,000	6.250% due 7/15/32[1]	4,317,147
		36,852,213
	Federal National Mortgage Association — 6.0%
6,000,000	2.625% due 9/6/24[1]	5,859,287
3,960,000	2.125% due 4/24/26[1]	3,691,990
12,000,000	5.625% due 7/15/37	12,357,507
		21,908,784
	TOTAL AGENCY NOTES (Cost $63,793,566)	58,760,997
MORTGAGE-BACKED SECURITIES*,2 — 37.0%
	Federal Home Loan Mortgage Corporation — 16.6%
18,701	# D78677, 8.000% due 3/1/27	18,691
32,265	# C00742, 6.500% due 4/1/29	32,545
1,184,796	# J38111, 3.000% due 12/1/32	1,100,172
11,025	# A68937, 6.000% due 11/1/37	10,978
121,612	# A69653, 5.500% due 12/1/37	119,116
136,323	# A73370, 5.000% due 2/1/38	131,458
112,110	# A90421, 4.500% due 12/1/39	103,629
35,309	# A92890, 4.500% due 7/1/40	32,649
447,505	# A97620, 4.500% due 3/1/41	413,792
735,809	# C03770, 3.500% due 2/1/42	647,124
349,917	# Q07651, 3.500% due 4/1/42	305,145
812,283	# Q41208, 3.500% due 6/1/46	699,647
3,257,754	# G08737, 3.000% due 12/1/46	2,696,429
1,150,782	# Q45735, 3.000% due 1/1/47	952,148
2,003,173	# Q46279, 3.500% due 2/1/47	1,719,654
2,115,090	# Q47596, 4.000% due 4/1/47	1,873,093
6,882,704	# RA3173, 3.000% due 7/1/50	5,543,049
10,444,902	# SD8152, 3.000% due 6/1/51	8,391,724
6,932,096	# SD8196, 3.500% due 2/1/52	5,801,555
13,907,887	# SD8201, 3.000% due 3/1/52	11,136,063
4,819,395	# SD1117, 4.500% due 6/1/52	4,319,369
4,674,301	# SD8257, 4.500% due 10/1/52	4,177,808
7,427,364	# SD8277, 5.500% due 12/1/52	7,051,932
3,470,447	# QF6499, 5.000% due 1/1/53	3,201,835
		60,479,605
	Federal National Mortgage Association — 20.3%
37	# 125275, 7.000% due 3/1/24	37
83,461	# AH6827, 4.000% due 3/1/26	80,859
95,568	# AI1657, 4.000% due 4/1/26	92,945
171,894	# AB3900, 3.000% due 11/1/26	166,012
9,544	# 373328, 8.000% due 3/1/27	9,514
217,449	# AK4751, 3.000% due 4/1/27	210,175
1,847	# 390895, 8.000% due 6/1/27	1,841
431,915	# AO0533, 3.000% due 6/1/27	415,141
14,511	# 397602, 8.000% due 8/1/27	14,485
1,919	# 252806, 7.500% due 10/1/29	1,958
117	# 523497, 7.500% due 11/1/29	117
1,280,441	# BC2462, 3.000% due 2/1/31	1,199,597
526	# 588945, 7.000% due 6/1/31	532
3,106,859	# AS7429, 2.500% due 6/1/31	2,854,884
24,268	# 607862, 7.000% due 9/1/31	24,537
1,235	# 656872, 6.500% due 8/1/32	1,239
1,995,010	# MA3391, 3.000% due 6/1/33	1,804,360
See Notes to Financial Statements.
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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MORTGAGE-BACKED SECURITIES*,2 — (Continued)
	Federal National Mortgage Association — (Continued)
$ 52,120	# 789856, 6.000% due 8/1/34	$ 51,376
12,578	# 829202, 5.000% due 7/1/35	11,959
46,843	# 826586, 5.000% due 8/1/35	45,413
13,406	# 256216, 7.000% due 4/1/36	13,776
38,139	# 898412, 5.000% due 10/1/36	36,887
5,784	# 910894, 5.000% due 2/1/37	5,495
11,869	# 912456, 6.500% due 3/1/37	12,009
151,320	# 973241, 5.000% due 3/1/38	145,780
39,403	# 975593, 5.000% due 6/1/38	37,841
64,184	# 257573, 5.500% due 2/1/39	62,967
152,641	# AD7128, 4.500% due 7/1/40	140,511
7,966,737	# MA4152, 2.000% due 10/1/40	6,350,446
1,479,192	# AH1568, 4.500% due 12/1/40	1,365,701
532,415	# AH6991, 4.000% due 1/1/41	474,814
436,720	# AH4004, 4.500% due 3/1/41	402,737
359,740	# AH8351, 4.000% due 3/1/41	321,693
420,662	# AJ1315, 4.000% due 9/1/41	375,155
526,420	# AI8779, 4.000% due 11/1/41	470,739
734,427	# AJ5958, 4.000% due 12/1/41	655,518
261,415	# AK5070, 3.500% due 3/1/42	227,934
1,075,756	# AK5426, 3.500% due 3/1/42	944,648
2,973,003	# AT7682, 3.500% due 6/1/43	2,595,660
1,335,589	# AS6326, 3.500% due 12/1/45	1,148,914
1,080,542	# AS6881, 3.500% due 3/1/46	927,760
1,381,166	# BC0960, 4.000% due 6/1/46	1,221,284
767,806	# AS8966, 4.000% due 3/1/47	678,219
1,010,791	# AS9988, 4.500% due 7/1/47	922,106
1,406,839	# MA3210, 3.500% due 12/1/47	1,200,477
1,188,291	# BJ9251, 3.500% due 6/1/48	1,012,019
4,423,599	# FM3727, 3.000% due 7/1/50	3,569,346
4,729,363	# BQ2863, 2.500% due 9/1/50	3,658,903
8,265,539	# CA7231, 2.500% due 10/1/50	6,396,533
10,632,992	# MA4847, 6.000% due 11/1/52	10,409,468
11,919,106	# FS5432, 6.000% due 8/1/53	11,612,559
10,258,811	# MA5138, 5.500% due 9/1/53	9,734,305
		74,119,185
	Government National Mortgage Association — 0.1%
6,559	# 476259, 7.000% due 8/15/28	6,505
5,302	# 559304, 7.000% due 9/15/31	5,238
96,144	# 651859, 5.000% due 6/15/36	92,855
67,735	# 782150, 5.500% due 4/15/37	66,648
11,799	# 662521, 6.000% due 8/15/37	11,726
18,142	# 677545, 6.000% due 11/15/37	17,935
18,704	# 676291, 6.000% due 12/15/37	18,645
18,117	# 685836, 5.500% due 4/15/38	17,736
129,833	# 698235, 5.000% due 6/15/39	125,694
		362,982
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $157,761,151)	134,961,772
CORPORATE NOTES* — 19.0%
	Banking — 2.7%
5,000,000	Bank of America Corp., (3M SOFR * 1.77 + 3.71%), 3.705% due 4/24/28[3]	4,567,449
6,000,000	JPMorgan Chase & Co., (3M SOFR * 1.21 + 3.51%), 3.509% due 1/23/29[3]	5,383,397
		9,950,846
See Notes to Financial Statements.
135

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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
CORPORATE NOTES* — (Continued)
	Beverages, Food & Tobacco — 2.4%
$10,000,000	Archer-Daniels-Midland Co., 3.250% due 3/27/30	$ 8,662,572
	Computer Software & Processing — 1.9%
1,000,000	Alphabet, Inc., 2.050% due 8/15/50	516,935
8,000,000	Microsoft Corp., 3.450% due 8/8/36	6,523,576
		7,040,511
	Electric Utilities — 2.0%
4,140,000	DTE Electric Co., 4.300% due 7/1/44	3,152,980
5,000,000	Duke Energy Progress LLC, 5.350% due 3/15/53	4,256,959
		7,409,939
	Electronics — 1.9%
4,000,000	Emerson Electric Co., 1.800% due 10/15/27	3,494,373
4,000,000	QUALCOMM, Inc., 1.300% due 5/20/28	3,337,778
		6,832,151
	Heavy Machinery — 0.9%
4,000,000	Caterpillar, Inc., 2.600% due 4/9/30	3,358,618
	Insurance — 1.3%
5,100,000	Aflac, Inc., 2.875% due 10/15/26[1]	4,715,357
	Media - Broadcasting & Publishing — 1.8%
7,000,000	Comcast Corp., 3.150% due 2/15/28	6,342,190
	Oil & Gas — 1.1%
5,000,000	Exxon Mobil Corp., 4.227% due 3/19/40	4,057,634
	Pharmaceuticals — 2.0%
5,000,000	Johnson & Johnson, 2.450% due 9/1/60	2,566,058
5,000,000	Merck & Co., Inc., 2.750% due 2/10/25	4,835,661
		7,401,719
	Transportation — 1.0%
4,000,000	United Parcel Service, Inc., 3.400% due 3/15/29	3,620,956
	TOTAL CORPORATE NOTES (Cost $81,985,302)	69,392,493
U.S. TREASURY NOTES/BONDS* — 25.3%
4,000,000	U.S. Treasury Bonds, 6.625% due 2/15/27	4,204,375
7,000,000	U.S. Treasury Bonds, 3.500% due 2/15/39	5,787,305
4,000,000	U.S. Treasury Bonds, 4.375% due 11/15/39	3,645,312
4,000,000	U.S. Treasury Bonds, 3.125% due 11/15/41	3,009,219
See Notes to Financial Statements.
136

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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
U.S. TREASURY NOTES/BONDS* — (Continued)
$ 5,000,000	U.S. Treasury Bonds, 3.250% due 5/15/42	$ 3,807,617
9,000,000	U.S. Treasury Bonds, 3.750% due 11/15/43	7,304,414
10,000,000	U.S. Treasury Bonds, 2.250% due 8/15/46	5,991,016
9,000,000	U.S. Treasury Bonds, 3.000% due 5/15/47	6,243,750
5,000,000	U.S. Treasury Bonds, 3.125% due 5/15/48	3,533,594
9,000,000	U.S. Treasury Notes, 2.875% due 5/31/25	8,686,055
10,000,000	U.S. Treasury Notes, 1.875% due 7/31/26	9,223,437
8,000,000	U.S. Treasury Notes, 2.750% due 5/31/29	7,162,812
10,000,000	U.S. Treasury Notes, 3.250% due 6/30/29	9,180,859
4,000,000	U.S. Treasury Notes, 0.625% due 5/15/30	3,049,219
10,000,000	U.S. Treasury Notes, 1.875% due 2/15/32	7,947,266
4,000,000	U.S. Treasury Notes, 3.875% due 8/15/33	3,681,875
	TOTAL U.S. TREASURY NOTES/BONDS (Cost $114,614,965)	92,458,125
REPURCHASE AGREEMENT* — 2.0%
7,089,946	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $7,090,261, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $6,436,500, coupon rate of 0.125%, due 10/15/2025, market value of $7,231,773)	7,089,946
	TOTAL REPURCHASE AGREEMENT (Cost $7,089,946)	7,089,946
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 4.6%
16,822,512	State Street Navigator Securities Lending Government Money Market Portfolio[4]	16,822,512
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $16,822,512)	16,822,512
TOTAL INVESTMENTS (Cost $442,067,442)	104.0%	$379,485,845
LIABILITIES IN EXCESS OF OTHER ASSETS	(4.0)	(14,453,373)
NET ASSETS	100.0%	$365,032,472

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Represents current face amount at October 31, 2023.
[3]	Floating Rate Bond. Rate shown is as of October 31, 2023.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
137

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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
SECTOR DIVERSIFICATION
On October 31, 2023, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
Sector:
Federal National Mortgage Association	26.3%	$ 96,027,969
U.S. Treasury Notes/Bonds	25.3	92,458,125
Corporate	19.0	69,392,493
Federal Home Loan Mortgage Corporation	16.6	60,479,605
Federal Home Loan Bank	10.1	36,852,213
Government National Mortgage Association	0.1	362,982
TOTAL	97.4%	$355,573,387
REPURCHASE AGREEMENT	2.0	7,089,946
INVESTMENT OF SECURITY LENDING COLLATERAL	4.6	16,822,512
TOTAL INVESTMENTS	104.0%	$379,485,845
See Notes to Financial Statements.
138

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Face Amount		Value
CORPORATE NOTES* — 2.7%
	Health Care Services — 2.7%
$1,000,000	CommonSpirit Health, 6.073% due 11/1/27	$ 997,221
	TOTAL CORPORATE NOTES (Cost $1,000,000)	997,221
MUNICIPAL BONDS* — 93.7%
	Alabama — 0.9%
185,000	Black Belt Energy Gas District, AL, Revenue Bonds, Series A, 4.000% due 12/1/48[1]	185,015
150,000	Black Belt Energy Gas District, AL, Revenue Bonds, Series D1, 4.000% due 12/1/24	149,255
		334,270
	Arizona — 1.9%
500,000	Chandler Industrial Development Authority, AZ, Intel Corporation Project, Revenue Bonds, 3.800% due 12/1/35[1]	487,330
210,000	City of Mesa, AZ, Excise Tax Revenue, Revenue Bonds, 5.000% due 7/1/24	211,538
		698,868
	California — 3.2%
500,000	City of Los Angeles, CA, Department of Airports, Revenue Bonds, Refunding, AMT, Series A, 5.000% due 5/15/25	505,258
450,000	Golden State Tobacco Securitization Corp, CA, Revenue Bonds, Taxable Refunding, (State Appropriations), 1.400% due 6/1/25	421,113
250,000	San Diego County Regional Airport Authority, CA, Revenue Bonds, AMT, 5.000% due 7/1/28	255,402
		1,181,773
	Colorado — 2.0%
750,000	E-470 Public Highway Authority, CO, Revenue Bonds, Variable Refunding, Series B, (SOFR*0.67+0.35%), 3.908% due 9/1/39[2]	746,573
	Connecticut — 1.4%
250,000	State of Connecticut, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/28	264,048
250,000	University of Connecticut, Revenue Bonds, Series A, 5.000% due 8/15/26	250,213
		514,261
	Delaware — 0.7%
250,000	Delaware River & Bay Authority, Revenue Bonds, Refunding, 5.000% due 1/1/24	250,385
	District Of Columbia — 1.4%
500,000	Metropolitan Washington Airports Authority, DC, Aviation Revenue, Revenue Bonds, AMT, Refunding, Series A, 5.000% due 10/1/24	502,462
	Florida — 8.7%
250,000	City of Fort Lauderdale, FL, Water and Sewer Revenue, Revenue Bonds, 5.000% due 9/1/27	261,913
230,000	City of Fort Myers, FL, Utility System Revenue, Revenue Bonds, Series A, 4.000% due 10/1/25	230,134
500,000	County of Broward, FL, Port Facilities Revenue, Revenue Bonds, AMT, Refunding, Subordinate Bond, Series D, 5.000% due 9/1/24	502,780
250,000	County of Miami-Dade, FL, Aviation Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/25	254,200
290,000	Florida Department of Management Services, Revenue Bonds, Refunding, Series A, 5.000% due 9/1/28	302,078
See Notes to Financial Statements.
139

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Florida — (Continued)
$ 500,000	Florida Insurance Assistance Interlocal Agency, Inc., Revenue Bonds, Series A-1, 5.000% due 9/1/26	$ 507,127
390,000	Manatee County Port Authority, FL, Revenue Bonds,Taxable Refunding, 0.619% due 10/1/24	372,759
515,000	Miami-Dade County Expressway Authority, FL, Revenue Bonds, Refunding, Series B, 5.000% due 7/1/28	517,726
260,000	School Board of Miami-Dade County, FL, Certificate Participation, Refunding, Series D, 5.000% due 2/1/26	264,824
		3,213,541
	Georgia — 2.2%
525,000	City of Atlanta, GA, Department of Aviation, Revenue Bonds, AMT, Series C, 5.000% due 7/1/27	534,174
160,000	Main Street Natural Gas, Inc., GA, Revenue Bonds, Series E-1, 5.000% due 12/1/28	161,271
105,000	Municipal Electric Authority of Georgia, Project No.1, Revenue Bonds, Taxable Refunding, Series B, 1.421% due 1/1/25	99,733
		795,178
	Illinois — 10.4%
500,000	Chicago O’Hare International Airport, IL, Revenue Bonds, Refunding, 5.000% due 1/1/24	500,231
130,000	Chicago O’Hare International Airport, IL, Revenue Bonds, Refunding, (BAM Insured), 5.000% due 1/1/28	134,294
250,000	City of Chicago, IL, General Obligation Unlimited, Refunding, Series A, 5.000% due 1/1/24	250,015
250,000	DeKalb County Community Unit School District No. 428 DeKalb, IL, General Obligation Unlimited, Refunding, 5.000% due 1/1/24	250,331
150,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Centre, Series A, 5.000% due 11/15/23	150,027
400,000	Illinois Finance Authority, Revenue Bonds, Series B, 3.950% due 8/1/44[1]	400,000
390,000	Metropolitan Pier and Exposition Authority, IL, Revenue Bonds, Refunding, 5.000% due 12/15/27	400,803
500,000	State of Illinois, General Obligation Unlimited, Refunding, Series C, 4.000% due 3/1/24	499,284
	State of Illinois, General Obligation Unlimited, Series A:
350,000	5.000% due 12/1/24	352,262
400,000	5.000% due 3/1/25	403,240
500,000	State of Illinois, Sales Tax Revenue, Revenue Bonds, Series B, 0.941% due 6/15/24	484,632
		3,825,119
	Kansas — 1.0%
375,000	Wyandotte County-Kansas City Unified Government, KS, General Obligation Unlimited, Series A, (AGMC Insured), 4.000% due 8/1/24	375,368
	Kentucky — 3.4%
435,000	Kentucky Public Energy Authority, Revenue Bonds, Series A, 4.000% due 4/1/48[1]	432,924
185,000	Kentucky State Property & Building Commission, Revenue Bonds, Refunding, Project No. 108, Series B, 5.000% due 8/1/24	186,420
285,000	Kentucky State Property & Building Commission, Revenue Bonds, Refunding, Project No. 112, Series B, (State Appropriations), 5.000% due 11/1/24	287,968
125,000	Louisville & Jefferson County Metropolitan Government, KY, Health System Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/24	125,939
See Notes to Financial Statements.
140

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Kentucky — (Continued)
$ 205,000	Louisville & Jefferson County Metropolitan Sewer District, KY, Revenue Bonds, Series A, 5.000% due 5/15/27	$ 214,000
		1,247,251
	Louisiana — 1.1%
400,000	Ernest N Morial New Orleans Exhibition Hall Authority, LA, Special Tax, Refunding, 5.000% due 7/15/25	403,996
	Michigan — 1.4%
500,000	Eaton Rapids Public Schools, MI, General Obligation Unlimited, Refunding (QSBLF Insured), 4.000% due 5/1/25	500,469
	Minnesota — 1.5%
565,000	Minneapolis-St Paul Metropolitan Airports Commission, MN, Revenue Bonds, AMT, Refunding, Series B, 5.000% due 1/1/26	569,905
	Mississippi — 0.7%
250,000	Mississippi Development Bank, Jackson Public School District, Revenue Bonds, General Obligation (BAM Insured), 5.000% due 10/1/24	252,348
	Nebraska — 2.8%
500,000	Nebraska Public Power District, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/28	522,552
500,000	Omaha Public Power District, NE, Revenue Bonds, Refunding, Series B, 5.000% due 2/1/27[3]	519,537
		1,042,089
	Nevada — 1.9%
210,000	Clark County School District, NV, General Obligation Limited, Refunding, Series A, 5.000% due 6/15/24	211,306
300,000	County of Clark, NV, Department of Aviation, Revenue Bonds, AMT, Refunding, 5.000% due 7/1/24	301,021
195,000	Las Vegas Valley Water District, NV, General Obligation Limited, Series A, 5.000% due 6/1/26	198,368
		710,695
	New Jersey — 7.1%
195,000	New Jersey Economic Development Authority, Revenue Bonds, Refunding, Series B, 4.000% due 11/1/25	194,723
510,000	New Jersey Economic Development Authority, Revenue Bonds, Refunding, Series RRR, 5.000% due 3/1/25	515,934
375,000	New Jersey Economic Development Authority, State Government Building Project, Revenue Bonds, Series A, 5.000% due 6/15/25	380,323
350,000	New Jersey Economic Development Authority, State Lease Revenue, Offshore Wind Port Project, Revenue Bonds, 4.914% due 3/1/24	348,780
500,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series-AA, 5.000% due 6/15/27	516,014
155,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series A, 4.000% due 12/15/23	154,996
500,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series A-1, 5.000% due 6/15/24	502,407
		2,613,177
	New York — 6.0%
500,000	Long Island Power Authority, NY, Revenue Bonds, Refunding, Series F, 5.000% due 9/1/28	530,205
250,000	New York State Urban Development Corp., Personal Income Tax, Revenue Bonds, Refunding, 5.000% due 3/15/24	251,061
500,000	Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Series 231, 5.000% due 8/1/27	509,017
See Notes to Financial Statements.
141

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New York — (Continued)
$ 150,000	Port Authority of New York & New Jersey, Revenue Bonds, Series 179, 5.000% due 12/1/26	$ 150,175
500,000	Triborough Bridge & Tunnel Authority, NY, Revenue Bonds, Refunding, 5.000% due 11/15/28	528,471
230,000	Triborough Bridge & Tunnel Authority, NY, Revenue Bonds, Series A, 5.000% due 8/15/24	231,808
		2,200,737
	North Carolina — 0.7%
250,000	City of Charlotte, NC, General Obligation Unlimited, Series A, 5.000% due 6/1/24	251,786
	Ohio — 0.7%
265,000	Miami University, OH, Revenue Bonds, Refunding, Series A, 5.000% due 9/1/24	267,185
	Oregon — 0.8%
285,000	Tri-County Metropolitan Transportation District of Oregon, Revenue Bonds, Series A, 5.000% due 9/1/28	294,127
	Pennsylvania — 10.1%
500,000	Allegheny County Higher Education Building Authority, PA, Revenue Bonds, (SOFR*0.70+0.29%), 4.007% due 2/1/33[2]	489,301
325,000	Allegheny County Hospital Development Authority, PA, Revenue Bonds, Refunding, University of Pittsburgh Medical Center, Series A, 5.000% due 7/15/25	329,579
215,000	Bensalem Township School District, PA, General Obligation Limited, Taxable Refunding (State Aid Withholding), 1.972% due 6/1/24	210,494
515,000	City of Philadelphia, PA, Airport Revenue, Revenue Bonds, AMT, Refunding, Series B, 5.000% due 7/1/24	516,251
360,000	Commonwealth of Pennsylvania, General Obligation Unlimited, Refunding, Series 1, 5.000% due 1/1/27	373,830
400,000	Commonwealth of Pennsylvania, General Obligation Unlimited, Refunding, Series 2, 5.000% due 1/15/28	414,275
125,000	Cumberland County Municipal Authority, PA, Revenue Bonds, 5.000% due 11/1/26	127,676
750,000	Delaware Valley Regional Finance Authority, PA, Revenue Bonds, Series B, 5.000% due 11/1/24	757,738
325,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Series B, 5.000% due 5/15/26	332,208
190,000	Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Series A-2, 5.000% due 12/1/24	192,299
		3,743,651
	South Carolina — 2.3%
250,000	South Carolina Public Service Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/24	251,969
400,000	South Carolina Public Service Authority, Revenue Bonds, Refunding, Series C, 5.000% due 12/1/24	403,151
200,000	South Carolina Public Service Authority, Revenue Bonds, Series B, 5.000% due 12/1/24	201,575
		856,695
	Tennessee — 2.8%
500,000	County of Hamilton, TN, General Obligation Unlimited, Series A, 5.000% due 4/1/25	508,398
500,000	Metropolitan Government of Nashville & Davidson County, TN, General Obligation Unlimited, Refunding, 5.000% due 1/1/25	507,077
		1,015,475
See Notes to Financial Statements.
142

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Texas — 11.2%
$ 500,000	Board of Regents of the University of Texas System, Revenue Bonds, Series B, 5.000% due 8/15/26	$ 515,568
100,000	Central Texas Regional Mobility Authority, Revenue Bonds, Taxable Refunding, Series C, 1.345% due 1/1/24	99,235
170,000	City of Houston, TX, Airport System Revenue, Revenue Bonds, AMT, Refunding, Series C, 5.000% due 7/1/24	170,468
190,000	County of Williamson, TX, General Obligation Limited, Refunding, 5.000% due 2/15/26	192,200
500,000	Dallas Fort Worth International Airport, TX, Revenue Bonds, Refunding, AMT, Series C, 5.000% due 11/1/26	507,469
175,000	Lago Vista Independent School District, TX, General Obligation Unlimited, (PSF Guaranteed), 5.000% due 8/15/27	182,411
250,000	Lower Colorado River Authority, TX, Revenue Bonds, Refunding, Series 2022, 5.000% due 5/15/24	251,333
500,000	North Texas Tollway Authority, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27[3]	517,145
475,000	San Antonio Water System, TX, Revenue Bonds, Series A, Refunding, 5.000% due 5/15/26	487,724
500,000	San Marcos Consolidated Independent School District, TX, General Obligation Unlimited, (PSF Guaranteed), 5.000% due 8/15/28	526,769
500,000	State of Texas, General Obligation Unlimited, Refunding, Series B, 4.000% due 8/1/27	496,541
200,000	Waco Independent School District, TX, General Obligation Unlimited, (PSF Guaranteed), 5.000% due 8/15/25	203,579
		4,150,442
	Virginia — 1.6%
585,000	Virginia College Building Authority, Revenue Bonds, Refunding, Series B (State Intercept), 5.000% due 9/1/26	598,277
	Wisconsin — 3.8%
215,000	City of Eau Claire, WI, General Obligation Unlimited, Refunding, Series D, 1.400% due 4/1/24	211,365
300,000	City of Milwaukee, WI, General Obligation Unlimited, Refunding, Series N-4, 5.000% due 4/1/25	301,668
410,000	City of West Allis, WI, General Obligation Unlimited, Refunding, 2.250% due 4/1/28	365,939
	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding:
220,000	5.000% due 11/15/25	221,067
300,000	5.000% due 11/15/26	301,430
		1,401,469
	TOTAL MUNICIPAL BONDS (Cost $35,337,384)	34,557,572
U.S. TREASURY BILL* — 2.7%
1,000,000	U.S. Treasury Bill, 5.031% due 11/16/23	997,805
	TOTAL U.S. TREASURY BILL (Cost $997,799)	997,805
REPURCHASE AGREEMENT* — 2.6%
973,424	With Fixed Income Clearing Corp., dated 10/31/23, 1.60%, principal and interest in the amount of $973,467, due 11/1/23, (collateralized by a U.S. Treasury Note with a par value of $883,800, coupon rate of 0.125%, due 10/15/2025, market value of $992,999)	973,424
	TOTAL REPURCHASE AGREEMENT (Cost $973,424)	973,424
See Notes to Financial Statements.
143

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
TOTAL INVESTMENTS (Cost $38,308,607)	101.7%	$37,526,022
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.7)	(630,111)
NET ASSETS	100.0%	$36,895,911

*	Percentages indicated are based on net assets.
[1]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2023.
[2]	Floating Rate Bond. Rate shown is as of October 31, 2023.
[3]	When-issued security.

Abbreviations:
AGMC — Assured Guaranty Municipal Corporation
AMT — Alternative Minimum Tax
BAM — Build America Mutual
PSF — Permanent School Fund
QSBLF — Michigan Qualified School Bond Loan Fund
See Notes to Financial Statements.
144

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
SECTOR DIVERSIFICATION
On October 31, 2023, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Municipal Bonds	93.7%	$ 34,557,572
U.S. Treasury Bill	2.7	997,805
Corporate Notes	2.7	997,221
TOTAL	99.1%	$36,552,598
REPURCHASE AGREEMENT	2.6	973,424
TOTAL INVESTMENTS	101.7%	$37,526,022
See Notes to Financial Statements.
145

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Face Amount		Value
CORPORATE NOTES* — 0.5%
	Health Care Services — 0.1%
$ 300,000	Tower Health, 4.451% due 2/1/50	$ 135,695
	Lodging — 0.4%
1,000,000	Wild Rivers Water Park, 8.500% due 11/1/51[1]	700,001
	TOTAL CORPORATE NOTES (Cost $988,865)	835,696
MUNICIPAL BONDS* — 99.0%
	Alabama — 2.3%
500,000	County of Jefferson, AL, Sewer Revenue, Revenue Bonds, Warrants, Series B, (AGMC Insured), 0.000% due 10/1/25[2]	444,798
1,070,000	County of Jefferson, AL, Sewer Revenue, Revenue Bonds, Warrants, Series D, 6.000% due 10/1/42	1,099,532
500,000	County of Jefferson, AL, Sewer Revenue, Revenue Bonds, Warrants, Series E, 0.000% due 10/1/34[2]	225,380
1,000,000	Energy Southeast A Cooperative District, AL, Revenue Bonds, Series A-2, (SOFR*0.67+2.05%), 5.434% due 11/1/53[3]	1,000,000
500,000	Montgomery Medical Clinic Board, AL, Health Care Facility Revenue, Revenue Bonds, Refunding, 5.000% due 3/1/30	462,588
500,000	Sumter County Industrial Development Authority, AL, Exempt Facilities Revenue, Revenue Bonds, 6.000% due 7/15/52[4]	337,476
		3,569,774
	Alaska — 0.1%
1,675,000	Northern Tobacco Securitization Corp., AK, Revenue Bonds, Refunding, Series B-2, 0.000% due 6/1/66[2]	146,794
	Arizona — 4.2%
555,000	Arizona Industrial Development Authority, Economic Development Revenue, Legacy Cares, Inc. Project, Revenue Bonds, Series A, 7.750% due 7/1/50[5,6]	33,300
500,000	Arizona Industrial Development Authority, Economic Development Revenue, Legacy Cares, Inc. Project, Revenue Bonds, Series C, 6.750% due 7/1/30[5,6]	30,000
300,000	Arizona Industrial Development Authority, Education Revenue, Basis Schools Projects, Revenue Bonds, Refunding, Series A, 5.250% due 7/1/47[5]	259,186
250,000	Arizona Industrial Development Authority, Education Revenue, Cadence Campus Project, Revenue Bonds, Series A, 4.000% due 7/15/50[5]	174,588
315,000	Arizona Industrial Development Authority, Education Revenue, Macombs Fac Project, Revenue Bonds, Series A, 4.000% due 7/1/36	281,544
500,000	Arizona Industrial Development Authority, Education Revenue, Revenue Bonds, Refunding, Series A, 4.000% due 7/1/42	392,749
250,000	Arizona Industrial Development Authority, Education Revenue, Revenue Bonds, Series A, 5.000% due 7/1/49[5]	199,422
300,000	Arizona Industrial Development Authority, Education Revenue, Revenue Bonds, Series B, 5.500% due 7/1/38[5]	284,359
100,000	Arizona Industrial Development Authority, Revenue Bonds, Refunding, 5.000% due 7/1/51[5]	77,816
1,000,000	Arizona Industrial Development Authority, Revenue Bonds, Series A, 4.500% due 7/15/29[5]	917,489
250,000	Glendale Industrial Development Authority, AZ, Senior Living Facility, Revenue Bonds, Refunding, 5.000% due 5/15/39	212,135
	Industrial Development Authority of the City of Phoenix, AZ, Education Revenue, Basis Schools, Inc., Revenue Bonds, Refunding:
500,000	5.000% due 7/1/35[5]	473,290
250,000	5.000% due 7/1/45[5]	211,588
See Notes to Financial Statements.
146

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Arizona — (Continued)
	Industrial Development Authority of the City of Phoenix, AZ, Education Revenue, Legacy Traditional Schools Project, Revenue Bonds, Series A:
$ 70,000	5.750% due 7/1/24[5]	$ 70,088
500,000	6.750% due 7/1/44[5]	502,203
500,000	Industrial Development Authority of the City of Phoenix, AZ, Education Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[5]	425,282
110,000	Industrial Development Authority of the County of Pima, AZ, Education Revenue, Revenue Bonds, 4.000% due 6/15/41[5]	83,979
290,000	La Paz County Industrial Development Authority, AZ, Revenue Bonds,Series A, 5.000% due 2/15/46[5]	222,844
750,000	Maricopa County Industrial Development Authority, AZ, Educational Revenue, Paradise Schools Project, Revenue Bonds, Refunding, 5.000% due 7/1/36[5]	700,473
500,000	Maricopa County Industrial Development Authority, AZ, Revenue Bonds, AMT, 4.000% due 10/15/47[5]	384,801
375,000	Maricopa County Industrial Development Authority, AZ, Revenue Bonds, Series A, 6.000% due 7/1/52[5]	360,122
150,000	Tempe Industrial Development Authority, AZ, Revenue Bonds, 5.000% due 12/1/54	115,098
250,000	Tempe Industrial Development Authority, AZ, Revenue Bonds, Refunding, Series A, 4.000% due 12/1/38	192,901
		6,605,257
	Arkansas — 0.6%
1,000,000	Arkansas Development Finance Authority, Revenue Bonds, 12.000% due 7/1/48[5]	1,007,407
	California — 8.1%
1,000,000	ARC70 II Trust, CA, Revenue bonds, Class A, 4.840% due 4/1/65[4,5]	958,330
1,000,000	California Community Choice Financing Authority, Green Bond Clean Energy Project, Revenue Bonds, 5.250% due 1/1/54[4]	978,354
1,000,000	California Community Choice Financing Authority, Green Bond Clean Energy Project, Revenue Bonds, (SOFR*0.67+1.63%), 5.188% due 7/1/53[3]	993,055
2,500,000	California Community Housing Agency, Revenue Bonds, Series A-2, 0.000% due 8/1/65[2,5]	102,062
1,000,000	California Community Housing Agency, Revenue Bonds, Series B, 5.500% due 2/1/40[5]	836,064
250,000	California Community Housing Agency, Verdant at Green Valley Project, Revenue Bonds, Series A, 5.000% due 8/1/49[5]	210,839
329,997	California Housing Finance Agency, Revenue Bonds, Series A-3, Class A, 3.250% due 8/20/36	282,692
1,860,000	California Infrastructure & Economic Development Bank, Cabs-Sub-WFCS- Portfolio Project, Revenue Bonds, Series B, 0.000% due 1/1/61[2,5]	79,369
	California Municipal Finance Authority, Educational Revenue, Revenue Bonds, Refunding, Series A:
360,000	5.000% due 6/1/36	345,393
500,000	5.000% due 6/1/46	432,950
300,000	California Municipal Finance Authority, Higher Education Revenue, Revenue Bonds, Series A, 5.000% due 11/1/46[5]	256,194
750,000	California Municipal Finance Authority, Student Housing Revenue Bonds, Series 2021, (BAM Insured), 3.000% due 5/15/51	499,316
335,000	California School Finance Authority, Rocketship Education Obligated Group, Revenue Bonds, Series A, 5.250% due 6/1/52[5]	290,215
250,000	California Statewide Communities Development Authority, CHF Irvine LLC, Revenue Bonds, Refunding, 5.000% due 5/15/29	251,591
645,000	California Statewide Communities Development Authority, Student Housing Revenue, Revenue Bonds, 4.305% due 7/1/32	559,647
110,000	Chino Valley Unified School District, CA, General Obligation Unlimited, Election of 2016, Series C, 0.000% due 8/1/35[2]	65,053
See Notes to Financial Statements.
147

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	California — (Continued)
$ 250,000	City & County of San Francisco Community Facilities District No. 2016-1, CA, Special Tax, Revenue Bond, Series 2022-A, 4.000% due 9/1/42[5]	$ 200,494
465,000	CMFA Special Finance Agency XII, CA, Revenue Bonds, Series A-1, 3.250% due 2/1/57[5]	286,804
	CSCDA Community Improvement Authority, CA, Revenue Bonds, Series A-2:
500,000	3.250% due 7/1/56[5]	300,621
200,000	4.000% due 9/1/56[5]	131,701
500,000	3.250% due 4/1/57[5]	302,349
500,000	3.250% due 5/1/57[5]	308,458
500,000	3.125% due 6/1/57[5]	283,455
875,000	4.000% due 6/1/58[5]	598,381
100,000	CSCDA Community Improvement Authority, CA, Revenue Bonds, Series B, 4.000% due 12/1/56[5]	63,879
4,000,000	Golden State Tobacco Securitization Corp., CA, Revenue Bonds, Refunding,Series B-2, 0.000% due 6/1/66[2]	326,736
	Hastings Campus Housing Finance Authority, CA, Revenue Bonds, Series A:
600,000	5.000% due 7/1/45[5]	494,911
500,000	5.000% due 7/1/61[5]	382,595
720,000	Madera Unified School District, CA, General Obligation Unlimited, (NPFG Insured), 0.000% due 5/1/30[2]	540,809
250,000	River Islands Public Financing Authority, CA, Special Tax, Series 1, 4.000% due 9/1/41	200,938
500,000	River Islands Public Financing Authority, CA, Special Tax, Series A, 5.000% due 9/1/48	438,745
500,000	River Islands Public Financing Authority, CA, Special Tax, Series B, 5.750% due 9/1/52	444,325
200,000	Seal Beach Community Facilities District No. 2005-1, CA, Special Tax, Refunding, 3.000% due 9/1/29	178,778
		12,625,103
	Colorado — 6.7%
500,000	Arkansas River Power Authority, CO, Power Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/33	496,519
500,000	Base Village Metropolitan District No. 2, CO, General Obligation Limited, Refunding, Series A, 5.750% due 12/1/46	466,572
206,000	Bradburn Metropolitan District No. 2, CO, General Obligation Limited, Refunding, Series A, 4.000% due 12/1/28	191,247
525,000	Broadway Park North Metropolitan District No 2, CO, General Obligation Limited, 5.000% due 12/1/49[5]	436,960
417,000	Buffalo Ridge Metropolitan District, CO, General Obligation Limited, Series B, 7.375% due 12/15/47	371,316
500,000	Clear Creek Station Metropolitan District No. 2, CO, General Obligation Limited, Refunding, Series A, 5.000% due 12/1/47	425,081
	Colorado Health Facilities Authority, Frasier Project, Revenue Bonds, Refunding, Series 2023-A:
55,000	4.000% due 5/15/41	41,734
215,000	4.000% due 5/15/48	149,112
500,000	Colorado Health Facilities Authority, Hospital Revenue, Christian Living Neighborhoods Project, Revenue Bonds, Refunding, 5.000% due 1/1/31	477,064
250,000	Colorado Health Facilities Authority, Hospital Revenue, Parkview Medical Center Project, Revenue Bonds, Series A, 4.000% due 9/1/50	188,183
	Colorado Health Facilities Authority, Hospital Revenue, Revenue Bonds, Refunding:
400,000	5.000% due 1/1/37	361,212
35,000	4.000% due 1/1/42	26,083
250,000	Colorado Health Facilities Authority, Revenue Bonds, 5.000% due 1/1/38	222,836
590,000	DIATC Metropolitan District, CO, General Obligation Limited, 3.250% due 12/1/29[5]	517,128
470,000	Dinosaur Ridge Metropolitan District, CO, Special Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/49	387,682
See Notes to Financial Statements.
148

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Colorado — (Continued)
$ 798,000	Gardens on Havana Metropolitan District No. 3, CO, Revenue Bonds, Series A, 4.625% due 12/1/27	$ 769,368
750,000	Longs Peak Metropolitan District, CO, General Obligation Limited, Series 2021, 5.250% due 12/1/51[5]	574,878
500,000	Parkside at City Centre Business Improvement District, CO, Company Special Revenue, Revenue Bonds, Series A, 6.250% due 12/1/48	439,953
200,000	Rampart Range Metropolitan District No. 5, CO, Revenue Bonds, 4.000% due 12/1/51	129,155
500,000	Senac South Metropolitan District No 1, CO, General Obligation Limited, Series A-3, 5.250% due 12/1/51	391,262
750,000	Southglenn Metropolitan District, CO, Special Revenue, General Obligation Limited, Refunding, 5.000% due 12/1/30	718,382
	Southlands Metropolitan District No. 1, CO, General Obligation Unlimited, Series A-2:
215,000	3.500% due 12/1/27	194,981
325,000	5.000% due 12/1/47	277,258
555,000	STC Metropolitan District No 2, CO, General Obligation Limited, Refunding, Series A, 3.000% due 12/1/25	514,497
	Vauxmont Metropolitan District, CO, General Obligation Limited, Refunding, (AGMC Insured):
250,000	5.000% due 12/1/32	261,536
160,000	5.000% due 12/15/32	166,464
500,000	Waterfront at Foster Lake Metropolitan District No 2, CO, Revenue Bonds, Series 2022, 4.625% due 12/1/28	449,913
500,000	Westcreek Metropolitan District No 2, CO, General Obligation Limited, Series A, 5.375% due 12/1/48	431,122
500,000	Westerly Metropolitan District No. 4, CO, General Obligation Limited, Series A-1, 5.000% due 12/1/50	390,792
		10,468,290
	Connecticut — 0.4%
425,000	Connecticut State Health & Educational Facilities Authority, Church Home of Hartford, Inc. Project, Revenue Bonds, Series A, 5.000% due 9/1/53[5]	305,244
165,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds Refunding, Series G-1, 5.000% due 7/1/50[5]	131,298
125,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Series E, 4.000% due 7/1/41	93,956
110,000	Harbor Point Infrastructure Improvement District, CT, Special Obligation Revenue, Tax Allocation, Harbor Point Project, Refunding, 5.000% due 4/1/30[5]	109,110
45,000	Steel Point Infrastructure Improvement District, CT, Special Obligation Tax Allocation, Steelpointe Harbor Project, 4.000% due 4/1/51[5]	32,773
		672,381
	Delaware — 0.3%
499,454	Affordable Housing Tax-Exempt Bond Pass-Thru Trust, DE, Revenue Bonds, Series 2023-0001, 6.000% due 10/5/40[5]	474,295
	District Of Columbia — 0.7%
3,415,000	District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 0.000% due 6/15/46[2]	731,315
1,000,000	District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Series C, 0.000% due 6/15/55[2]	81,858
500,000	District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Series D, 0.000% due 6/15/55[2]	36,791
225,000	District of Columbia, KIPP Obligated Group, Revenue Bonds, Refunding, Series A, (MBIA Insured), 5.000% due 7/1/27	227,567
		1,077,531
See Notes to Financial Statements.
149

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Florida — 7.5%
$ 105,000	Alachua County Health Facilities Authourity, FL, Revenue Bonds, Series 2021, 4.000% due 10/1/40	$ 80,270
115,000	Capital Trust Agency Inc., FL, Educational Facilities Revenue, Advantage Academy of Hillsborough Projects, Revenue Bonds, Series A, 4.000% due 12/15/24	113,387
160,000	Capital Trust Agency Inc., FL, Educational Facilities Revenue, Viera Charter School, Inc. Project, Revenue Bonds, Series A, 5.000% due 10/15/37[5]	145,016
290,000	Capital Trust Agency Inc., FL, Revenue Bonds, Series A-1, 5.000% due 7/1/56[5]	235,513
6,500,000	Capital Trust Agency Inc., FL, Revenue Bonds, Series B, 0.000% due 7/1/61[2,5]	336,267
250,000	Capital Trust Agency Inc., FL, Viera Charter Schools Inc Project, Revenue Bonds, Series A, 5.000% due 10/15/49[5]	204,880
	City of Atlantic Beach, FL, Healthcare Facilities, Fleet Landing Project, Revenue Bonds, Series A:
505,000	5.000% due 11/15/33	477,145
250,000	5.000% due 11/15/53	198,823
500,000	City of Pompano Beach, FL, John Knox Vlg Project, Revenue Bonds, Series 2021-A, 4.000% due 9/1/56	322,093
1,000,000	County of Palm Beach FL, Revenue Bonds, 5.000% due 4/1/39[5]	924,329
500,000	Florida Development Finance Corp., Educational Facilities Revenue, Cornerstone Charter Revenue Bonds, Series 2022, 5.000% due 10/1/42[5]	434,194
1,000,000	Florida Development Finance Corp., Educational Facilities Revenue, Mater Academy Projects, Revenue Bonds, Series A, 5.000% due 6/15/50	891,573
250,000	Florida Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School, Inc. Projects, Revenue Bonds, Refunding, 6.000% due 8/15/57[5]	216,033
225,000	Florida Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School, Inc. Projects, Revenue Bonds, Refunding, Series A, 4.000% due 2/1/52	144,851
145,000	Florida Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School, Inc. Projects, Revenue Bonds, Refunding, Series C, 5.000% due 9/15/50[5]	109,518
100,000	Florida Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School, Inc. Projects, Revenue Bonds, Series 2022, 5.250% due 6/15/29[5]	95,269
670,000	Florida Development Finance Corp., Revenue Bonds, AMT, 7.375% due 1/1/49[5]	651,060
820,000	Florida Housing Finance Corp., Revenue Bonds, Series 2, (GNMA/ FNMA/ FHLMC Insured), 3.000% due 7/1/52	768,368
300,000	Lakewood Ranch Stewardship District, FL, Special Assessment Revenue, Lakewood National & Polo Run Project, 5.375% due 5/1/47	282,622
285,000	Lee County Industrial Development Authority, FL, Healthcare Facilities, Healthpark Florida Inc Project, Revenue Bonds, Series A, 5.250% due 10/1/57	216,239
500,000	Lee County Industrial Development Authority, FL, Shell Point/Waterside Health Project, Revenue Bonds, 5.000% due 11/15/39	460,555
750,000	Orange County Health Facilities Authority, FL, Revenue Bonds, 5.000% due 8/1/40	690,489
55,000	Palm Beach County Health Facilities Authority, FL, Lifespace Communities, Revenue Bonds, Refunding, Series C, 5.000% due 5/15/25	53,453
	Palm Beach County Health Facilities Authority, FL, Revenue Bonds, Series A:
100,000	11.500% due 7/1/27[5]	108,353
145,000	5.000% due 6/1/55	112,947
5,000	Palm Beach County Health Facilities Authority, FL, Revenue Bonds, Series B, 5.000% due 11/15/42	4,564
See Notes to Financial Statements.
150

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Florida — (Continued)
$ 875,000	Pinellas County Industrial Development Authority, FL, Revenue Bonds, 5.000% due 7/1/29	$ 868,180
	Sarasota County Health Facilities Authority, FL, Retirement Facilities Revenue, Village on the Isle Project, Revenue Bonds, Series A:
550,000	5.000% due 1/1/37	489,334
250,000	5.000% due 1/1/42	210,338
210,000	Sawyers Landing Community Development District, FL, Special Assessment, 4.250% due 5/1/53	147,068
500,000	Southeast Overtown Park West Community Redevelopment Agency, FL, Tax Allocation, Series A-1, 5.000% due 3/1/30[5]	500,067
125,000	Town Center at Palm Coast Community Development District, FL, Special Assessment, 6.000% due 5/1/36	123,493
	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment, Refunding:
650,000	3.750% due 5/1/31	576,516
500,000	4.125% due 5/1/37	427,086
		11,619,893
	Georgia — 1.5%
150,000	Atlanta Urban Redevelopment Agency, GA, Revenue Bonds, Series 2021, 3.625% due 7/1/42[5]	116,638
	DeKalb County Housing Authority, GA, Revenue Bonds:
100,000	7.000% due 6/1/41[5]	92,676
430,000	6.170% due 6/1/53[5]	388,601
125,000	Development Authority of Monroe County, GA, Revenue Bonds, Series A, 1.500% due 1/1/39[4]	118,290
350,000	Georgia Housing & Finance Authority, Revenue Bonds, Refunding, Series A, 4.000% due 6/1/50	339,704
340,000	Macon-Bibb County Urban Development Authority, GA, Revenue Bonds, Series A, 5.750% due 6/15/37[5]	328,158
750,000	Main Street Natural Gas Inc, GA, Revenue Bonds, Series C, 4.000% due 8/1/52[4,5]	698,408
200,000	Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project, Revenue Bonds, Series A, 5.000% due 7/1/60	184,839
		2,267,314
	Guam — 0.4%
175,000	Guam Department of Education, Certificate Participation, Refunding, Series A, 5.000% due 2/1/40	153,457
	Territory of Guam, Revenue Bonds, Refunding, Series F:
105,000	4.000% due 1/1/36	94,198
500,000	4.000% due 1/1/42	413,875
		661,530
	Idaho — 1.1%
	Idaho Health Facilities Authority, Kootenai Health Project, Revenue Bonds, Series A:
250,000	4.375% due 7/1/34	244,242
500,000	4.750% due 7/1/44	420,957
250,000	Idaho Housing & Finance Association, Nonprofit Facilities Revenue, Compass Charter School Project, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/40[5]	224,357
735,000	Idaho Housing & Finance Association, Nonprofit Facilities Revenue, Compass Charter School Project, Revenue Bonds, Series A, 6.000% due 7/1/39[5]	746,855
		1,636,411
	Illinois — 4.8%
100,000	Chicago Board of Education, IL, General Obligation Unlimited, Refunding, Series A, 7.000% due 12/1/44	102,161
See Notes to Financial Statements.
151

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
	Chicago Board of Education, IL, General Obligation Unlimited, Series A, (NPFG Insured):
$ 150,000	0.000% due 12/1/23[2]	$ 149,391
170,000	5.500% due 12/1/26	171,204
550,000	0.000% due 12/1/29[2]	405,748
	City of Chicago, IL, General Obligation Unlimited, Refunding, Series C:
250,000	0.000% due 1/1/27[2]	218,580
435,000	0.000% due 1/1/31[2]	299,853
305,000	City of Chicago, IL, Wastewater Transmission Revenue, Revenue Bonds, Refunding, (NPFG Insured), 5.500% due 1/1/30	315,448
145,000	City of Chicago, IL, Waterworks Revenue, Revenue Bonds, Refunding, (AMBAC Insured), 5.750% due 11/1/30	151,103
500,000	Cook County Community College District No. 508, IL, General Obligation Unlimited, 5.250% due 12/1/43	463,509
320,000	Illinois Finance Authority, Charter School Revenue, Refunding and Improvement, Chicago International Charter School Project, Revenue Bonds, 5.000% due 12/1/47	272,415
400,000	Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds, Refunding, 5.000% due 5/15/36	181,000
	Illinois Finance Authority, Student Housing Revenue, Northern Illinois University Project, Revenue Bonds, Series A:
250,000	5.000% due 7/1/35	217,789
500,000	5.000% due 7/1/47	381,371
260,000	Illinois Housing Development Authority, Revenue Bonds, Refunding, Series C, 3.500% due 8/1/46	253,560
250,000	Illinois Housing Development Authority, Revenue Bonds, Series A, (FHLMC/ FNMA / GNMA Insured), 4.250% due 10/1/49	245,150
245,000	Illinois Housing Development Authority, Revenue Bonds, Series A, (GNMA/ FNMA/ FHLMC Insured), 3.000% due 4/1/51	230,212
475,000	Illinois Sports Facilities Authority, Revenue Bonds, Refunding, 5.000% due 6/15/24	475,806
440,000	Illinois Sports Facilities Authority, State Tax Supported, Capital Apprec, Revenue Bonds, (AMBAC Insured), 0.000% due 6/15/26[2]	383,531
250,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Refunding, (BAM, NPFG Insured), 0.000% due 6/15/28[2]	203,349
525,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Refunding, Series B-1, (AGMC Insured), 0.000% due 6/15/27[2]	446,602
485,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Series A, (NPFG Insured), 0.000% due 6/15/31[2]	336,767
175,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project, Revenue Bonds, Refunding, Series A, 0.000% due 12/15/37[2]	81,455
500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project, Revenue Bonds, Refunding, Series B, 5.000% due 12/15/40	490,220
250,000	United City of Yorkville, IL, Special Tax, Refunding, (AGMC Insured), 4.000% due 3/1/36	229,559
250,000	Village of Bolingbrook, IL, Special Service Area No 1, Special Tax, Refunding, 5.250% due 3/1/41	214,805
500,000	Volo Village Special Service Area No. 3 & 6, IL, Special Tax, Symphony Meadows/Lancaster Falls Project, Refunding, (AGMC Insured), 2.875% due 3/1/25	486,135
		7,406,723
	Indiana — 2.5%
23,436	City of Fort Wayne, IN, Revenue Bonds, Revenue Bonds, 10.750% due 12/1/29	2
1,000,000	Indiana Finance Authority, CWA Authority Project, Revenue Bonds, Refunding, 5.000% due 10/1/27[7]	1,021,274
See Notes to Financial Statements.
152

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Indiana — (Continued)
	Indiana Finance Authority, Greencroft Obligated Group, Revenue Bonds, Series A, Forward Refunding 11/15/23:
$ 345,000	5.750% due 11/15/28	$ 345,132
330,000	6.500% due 11/15/33	330,207
250,000	Indiana Finance Authority, Ohio Valley Electric Corp Project, Revenue Bonds, Series B, 3.000% due 11/1/30	221,188
260,000	Indiana Finance Authority, Pollution Control, Ohio Valley Electric Corp Project, Revenue Bonds, Series B, 2.500% due 11/1/30	221,737
965,000	Indiana Finance Authority, Revenue Bonds, Refunding, Series 2019, 7.000% due 3/1/39[5]	672,607
	Indiana Finance Authority, Revenue Bonds, Refunding, Series A:
250,000	1.400% due 8/1/29	202,995
455,000	4.000% due 11/15/43	319,810
600,000	Indiana Finance Authority, Revenue Bonds, Series A, 5.000% due 11/15/38	550,002
		3,884,954
	Kansas — 0.3%
	City of Overland Park, KS, Sales Tax Revenue, Bluhawk Star Bond Project, Revenue Bonds:
100,000	6.000% due 11/15/34[5]	98,337
200,000	6.500% due 11/15/42[5]	193,020
150,000	Wyandotte County-Kansas City Unified Government, KS, Revenue Bonds, Refunding, 5.000% due 12/1/34	133,945
20,000	Wyandotte County-Kansas City Unified Government, KS, Wyandotte Plaza Project, Revenue Bonds, Refunding, 4.000% due 12/1/28	18,207
		443,509
	Kentucky — 1.3%
305,000	City of Ashland, KY, Medical Center Revenue, Revenue Bonds, Refunding, Series A, 4.000% due 2/1/32	284,411
350,000	City of Ashland, KY, Revenue Bonds, Refunding, Series A, 4.000% due 2/1/36	310,813
	Kentucky Economic Development Finance Authority, Healthcare Revenue, Revenue Bonds, Series B, (NPFG Insured):
500,000	0.000% due 10/1/26[2]	433,616
500,000	0.000% due 10/1/27[2]	413,251
250,000	Kentucky Economic Development Finance Authority, Healthcare Revenue, Rosedale Green Project, Revenue Bonds, Refunding, 5.750% due 11/15/45	197,333
95,000	Kentucky Public Transportation Infrastructure Authority, Revenue Bonds, Series B, (AGMC Insured), 4.000% due 7/1/53	73,710
250,000	Louisville & Jefferson County Metropolitan Government, KY, Healthcare System, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/31	251,307
		1,964,441
	Louisiana — 1.0%
250,000	Calcasieu Parish Memorial Hospital Service District, LA, Hospital Revenue, Lake Charles Memorial Hospital Project, Revenue Bonds, Refunding, 5.000% due 12/1/34	220,817
850,000	Juban Crossing Economic Development District, LA, Gen Infrastructure Project, Revenue Bonds, Refunding, Series C, 7.000% due 9/15/44[5]	807,989
500,000	Louisiana Public Facilities Authority, Revenue Bonds, Louisiana State University Greenhouse District Phase II Project, Series A, 5.000% due 7/1/59	462,432
		1,491,238
	Maryland — 2.0%
250,000	City of Brunswick, MD, Special Obligation, Special Tax, Refunding, 5.000% due 7/1/36	239,361
See Notes to Financial Statements.
153

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Maryland — (Continued)
$ 250,000	County of Howard, MD, Special Obligation, Tax Allocation, Downtown Columbia Project, Series A, 4.125% due 2/15/34[5]	$ 224,894
500,000	County of Prince George’s, MD, Special Obligation, PGC Hampton Park Project, Revenue Bonds, Series A, 4.375% due 7/1/48[5]	391,749
215,000	Maryland Community Development Administration, Department Housing & Community Development, Revenue Bonds, Refunding, Series A, 4.500% due 9/1/48	211,379
635,000	Maryland Community Development Administration, Revenue Bonds, Refunding, Series A, 3.000% due 9/1/51	598,235
265,000	Maryland Community Development Administration, Revenue Bonds, Refunding, Series C, 3.000% due 9/1/51	248,125
500,000	Maryland Economic Development Corp., Morgan State University Project, Revenue Bonds, 5.000% due 7/1/56	455,210
90,000	Maryland Economic Development Corp., Special Obligation, Metro Centre Owings Mills Project, Tax Allocation, 3.750% due 7/1/27	86,039
250,000	Maryland Economic Development Corp., Special Obligation, Tax Allocation, Metro Centre Owings Mills Project, 4.500% due 7/1/44	211,942
500,000	Prince George’s County Revenue Authority, MD, Tax Allocation, Suitland-Naylor Road Project, 5.000% due 7/1/46[5]	446,515
		3,113,449
	Massachusetts — 0.1%
100,000	Massachusetts Development Finance Agency, Revenue Bonds, Refunding, 5.125% due 1/1/40	84,760
	Michigan — 1.3%
250,000	City of Detroit, MI, General Obligation Unlimited, 5.000% due 4/1/34	249,398
125,000	City of Detroit, MI, General Obligation Unlimited, Series A, 5.000% due 4/1/46	112,329
250,000	Flint Hospital Building Authority, MI, Revenue Bonds, Refunding, Series A, 4.000% due 7/1/38	204,911
280,000	Flint Hospital Building Authority, MI, Revenue Bonds, Series A, 5.250% due 7/1/39	253,065
	Grand Rapids Economic Development Corp., MI, Beacon Hill Eastgate Project, Revenue Bonds, Refunding, Series A:
600,000	5.000% due 11/1/37	508,282
250,000	5.000% due 11/1/55	179,884
325,000	Michigan Finance Authority, Revenue Bonds, Refunding, Series B-2, Class 2, 0.000% due 6/1/65[2]	24,058
520,000	Michigan State Housing Development Authority, Safe Mortgage Revenue, Revenue Bonds, Series A, 2.700% due 10/1/56	288,269
3,500,000	Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series C, 0.000% due 6/1/58[2]	157,577
		1,977,773
	Minnesota — 0.4%
	Dakota County Community Development Agency, MN, Amber Fields Apartments Project, Revenue Bonds, (HUD Section 8):
160,000	5.300% due 7/1/28[4,5]	157,498
435,000	5.660% due 7/1/41[5]	398,610
159,087	Minnesota Housing Finance Agency, Non AMT Non ACE SF Mortgage, Revenue Bonds, Series I, (GNMA/ FNMA/ FHLMC Insured), 2.800% due 12/1/47	132,644
		688,752
	Mississippi — 0.1%
320,000	Mississippi Business Finance Corp., Revenue Bonds, 7.750% due 7/15/47[4]	228,746
See Notes to Financial Statements.
154

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Missouri — 2.1%
$ 355,000	Cape Girardeau County Industrial Development Authority, MO, Southeast Health, Revenue Bonds, Refunding, Series A, 6.000% due 3/1/33	$ 365,927
100,000	Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services, Revenue Bonds, 5.000% due 2/1/25	99,587
250,000	Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior SVC Project, Revenue Bonds, Series A, 5.000% due 2/1/42	223,243
	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds:
1,000,000	5.000% due 2/1/26	991,766
250,000	5.000% due 8/1/45	209,184
100,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds, Series A, 5.000% due 2/1/28	98,529
365,000	Maryland Heights Industrial Development Authority, MO, State Louis Community ICE Center Project, Revenue Bonds, Series A, 4.375% due 3/15/30	324,980
60,000	Plaza at Noah’s Ark Community Improvement District, MO, Refunding, Revenue Bonds, 3.000% due 5/1/26	56,491
355,000	St. Louis County Industrial Development Authority, MO, Senior Living Facilities, Revenue Bonds, Refunding, 5.000% due 9/1/32	332,527
500,000	St. Louis County Industrial Development Authority, MO, Senior Living Facilities, Revenue Bonds, Series A, 5.250% due 9/1/53	397,893
100,000	Taney County Industrial Development Authority, MO, Big Cedar infrastucture Project, Revenue Bonds, 5.000% due 10/1/33[5]	93,740
		3,193,867
	Nebraska — 0.1%
100,000	Nebraska Investment Finance Authority, Safe Housing Revenue, Revenue Bonds, Series C, 4.000% due 9/1/48	97,748
	Nevada — 1.7%
225,000	City of Las Vegas, NV, Special Improvement District No. 816, Sales Tax Increment, Special Assessment, 2.750% due 6/1/31	179,876
370,000	City of North Las Vegas, NV, Local Improvement, Special Assessment, 4.625% due 6/1/49	309,801
975,000	City of Sparks, NV, Tourism improvement district, Revenue Bonds, Series A, 2.750% due 6/15/28[5]	883,527
	State of Nevada Department of Business & Industry, Revenue Bonds, Series A:
290,000	5.000% due 7/15/27	285,150
500,000	5.000% due 12/15/48[5]	407,717
560,000	State of Nevada Department of Business and Industry, Revenue Bonds, AMT, 8.125% due 1/1/50[4,5]	561,778
		2,627,849
	New Hampshire — 0.2%
500,000	New Hampshire Business Finance Authority, Covanta Project, Revenue Bonds, Refunding, 4.625% due 11/1/42[5]	376,264
	New Jersey — 1.3%
1,000,000	New Jersey Economic Development Authority, Revenue Bonds, Refunding, Series A, 5.000% due 6/15/26[7]	1,008,753
345,000	New Jersey Economic Development Authority, Revenue Bonds, Series A, 5.000% due 7/1/38	319,314
500,000	New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Series C, 4.750% due 10/1/50	495,590
185,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series C, (AGMC Insured), 0.000% due 12/15/32[2]	122,837
		1,946,494
	New Mexico — 0.5%
275,000	City of Santa Fe, NM, Retirement Facility Revenue, EL Castillo Retirement Project, Revenue Bonds, Series A, 5.000% due 5/15/34	246,006
See Notes to Financial Statements.
155

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Mexico — (Continued)
$ 250,000	New Mexico Hospital Equipment Loan Council, Revenue Bonds, LA Vida Llena Expansion Project, Series A, 5.000% due 7/1/49	$ 186,722
370,000	New Mexico Mortgage Finance Authority, Revenue Bonds, Series A-1, Class I, (GNMA/ FNMA/ FHLMC Insured), 4.250% due 1/1/50	362,074
		794,802
	New York — 3.8%
435,000	Brookhaven Local Development Corp., NY, Jefferson’s Ferry Project, Revenue Bonds, Series A, 4.000% due 11/1/55	302,981
1,000,000	Build NYC Resource Corp., NY, Revenue Bonds, 5.250% due 7/1/62	908,188
100,000	Build NYC Resource Corp., NY, Revenue Bonds, Series A, 4.000% due 6/15/51[5]	66,408
150,000	County of Sullivan, NY, Special Assessment, Adelaar Infrastructure Project, Special Assessment, Series E-1, 4.850% due 11/1/31[5]	135,832
500,000	County of Sullivan, NY, Special Assessment, Adelaar Infrastructure Project, Special Assessment, Series E-2, 5.350% due 11/1/49[5]	411,758
250,000	Huntington Local Development Corp., NY, Fountaingate Garden Project, Revenue Bonds, Series A, 5.250% due 7/1/56	178,295
500,000	Metropolitan Transportation Authority, NY, Revenue Bonds, Series C-2, 0.000% due 11/15/32[2]	323,407
395,000	Metropolitan Transportation Authority, NY, Revenue Bonds, Series D-2-B, (AGMC Insured), (SOFR*0.67+0.55%), 4.108% due 11/1/32[3]	394,892
150,000	Monroe County Industrial Development Corp., NY, St. Ann’s Community Project, Revenue Bonds, Refunding, 5.000% due 1/1/40	122,606
500,000	New York City Industrial Development Agency, NY, Revenue Bonds, Refunding, (AGMC Insured), 3.000% due 1/1/46	333,194
350,000	New York Liberty Development Corp., Revenue Bonds, Refunding Class 2-3, 5.375% due 11/15/40[5]	323,337
480,000	New York Liberty Development Corp., Revenue Bonds, Refunding Class 3-3, 7.250% due 11/15/44[5]	478,953
1,815,000	New York Liberty Development Corp., Revenue Bonds, Refunding, Class 1-3, 5.000% due 11/15/44[5]	1,619,571
230,000	Niagara Area Development Corp., NY, Catholic Health System Inc Project, Revenue Bonds, 5.000% due 7/1/52	166,365
150,000	State of New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds, Refunding, Series 195, 4.000% due 10/1/46	148,347
		5,914,134
	North Carolina — 0.9%
835,000	North Carolina Housing Finance Agency, Revenue Bonds, Series 46-A, (GNMA/ FNMA/ FHLMC Insured), 3.000% due 7/1/51	783,188
500,000	North Carolina Medical Care Commission, Retirement Facilities Revenue, 1st Mortgage-Carolina Vlg Project, Revenue Bonds, Series B, 5.000% due 4/1/47	381,885
215,000	North Carolina Medical Care Commission, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/34	195,852
		1,360,925
	North Dakota — 0.3%
500,000	County of Ward, ND, Healthcare Facilities Revenue, Revenue Bonds, Series C, 5.000% due 6/1/43	375,549
180,000	North Dakota Housing Finance Agency, Revenue Bonds, Series A, 3.000% due 1/1/52	169,190
		544,739
See Notes to Financial Statements.
156

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Ohio — 2.4%
$ 990,000	Buckeye Tobacco Settlement Financing Authority, OH, Revenue Bonds, Series B-2, Class 2, 5.000% due 6/1/55	$ 809,852
600,000	City of Centerville, OH, Healthcare Revenue, Revenue Bonds, Refunding, 5.250% due 11/1/50	478,889
345,000	County of Franklin, OH, Revenue Bonds, Refunding, 5.250% due 11/15/55	268,615
700,000	County of Washington, OH, Hospital Revenue, Revenue Bonds, Refunding, 6.750% due 12/1/52	672,515
475,000	Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/50	383,213
	State of Ohio, Revenue Bonds, Refunding:
250,000	5.000% due 12/1/28[5]	236,117
420,000	5.000% due 12/1/33[5]	378,784
250,000	5.000% due 12/1/38[5]	207,435
300,000	5.000% due 12/1/48[5]	231,842
		3,667,262
	Oklahoma — 0.9%
635,000	Norman Regional Hospital Authority, OK, Revenue Bonds, Refunding, 4.000% due 9/1/37	509,147
	Oklahoma Development Finance Authority, Health Project, Revenue Bonds, Series A:
1,000,000	5.500% due 8/15/44	861,296
375,000	5.000% due 8/1/52[6]	375
		1,370,818
	Oregon — 0.8%
125,000	Clackamas County Hospital Facility Authority, OR, Oregon Senior Living, Rose Villa Project, Revenue Bonds, Refunding, Series A, 5.125% due 11/15/40	109,668
250,000	Hospital Facilities Authority of Multnomah Country, OR, Revenue Bonds, Refunding, Series A, 4.000% due 12/1/56	146,841
395,000	Polk County Hospital Facility Authority, OR, Dollas Retirement Vlg Project, Revenue Bonds, Series A, 5.125% due 7/1/55	282,755
1,000,000	Salem Hospital Facility Authority, OR, Oregon Revenue, Capital Manor Project, Revenue Bonds, Refunding, 4.000% due 5/15/40	768,431
		1,307,695
	Pennsylvania — 3.7%
	Berks County Industrial Development Authority, PA, Tower Health Project, Revenue Bonds, Refunding:
1,000,000	5.000% due 11/1/47	544,044
250,000	4.000% due 11/1/47	135,768
325,000	Berks County Municipal Authority, PA, Tower Health Project, Revenue Bonds, Refunding, Series A, 5.000% due 2/1/28	191,763
150,000	Berks County Municipal Authority, PA, Tower Health Project, Revenue Bonds, Series B-3, 5.000% due 2/1/40[4]	83,825
1,000,000	Bucks Country Industrial Development Authority, PA, Grand view Hospital Project, Revenue Bonds, 4.000% due 7/1/46	664,734
	Crawford County Hospital Authority, PA, Revenue Bonds, Refunding, Series A:
400,000	6.000% due 6/1/36	403,112
250,000	6.000% due 6/1/46	239,524
500,000	Cumberland County Municipal Authority, PA, Revenue Bonds, Refunding, 5.000% due 1/1/29	475,481
250,000	Delaware Valley Regional Finance Authority, PA, Revenue Bonds, Series C, (3M. USD LIBOR*0.67+0.75%), 4.550% due 6/1/37[3]	209,036
200,000	Franklin County Industrial Development Authority, PA, Menno-Haven, Inc. Project, Revenue Bonds, Refunding, 5.000% due 12/1/43	152,252
445,000	Montgomery County Higher Education and Health Authority, PA, Revenue Bonds, Refunding, 5.000% due 12/1/47	368,986
500,000	Montgomery County Industrial Development Authority, PA, Revenue Bonds, Refunding, 5.000% due 11/15/36	480,539
See Notes to Financial Statements.
157

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$ 250,000	Montgomery County Industrial Development Authority, PA, Waverly Heights, Limited. Project, Revenue Bonds, Refunding, 5.000% due 12/1/44	$ 231,564
800,000	Pennsylvania Economic Development Financing Authority, Iron Cumberland LLC Project, Revenue Bonds, Series 2022, 7.000% due 12/1/29	752,852
	Philadelphia Authority for Industrial Development, PA, Revenue Bonds, Refunding:
100,000	5.000% due 8/1/30	98,037
115,000	5.000% due 6/15/40[5]	103,448
425,000	5.000% due 8/1/40	381,147
150,000	Redevelopment Authority of The County of Washington, PA, Tax Allocation, Refunding, 5.000% due 7/1/28	145,800
100,000	Westmoreland County Industrial Development Authority, PA, Excela Health Project, Revenue Bonds, Refunding, Series A, 4.000% due 7/1/25	98,118
		5,760,030
	Puerto Rico — 8.5%
	Commonwealth of Puerto Rico, General Obligation Unlimited, Restructured, Series A-1:
15,769	0.000% due 7/1/24[2]	15,276
107,721	5.375% due 7/1/25	108,299
106,745	5.625% due 7/1/27	108,570
60,000	5.625% due 7/1/29	61,306
101,998	5.750% due 7/1/31	104,914
124,470	0.000% due 7/1/33[2]	71,095
86,939	4.000% due 7/1/35	72,885
	Commonwealth of Puerto Rico, Notes:
2,028,895	0.000% due 11/1/43[2]	1,009,375
1,052,170	5.069% due 11/1/51[4]	532,661
268,457	0.000% due 11/1/51[2]	105,369
	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Series A:
1,000,000	5.000% due 7/1/30[5]	992,670
250,000	5.000% due 7/1/37[5]	235,084
1,500,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series B, 5.000% due 7/1/33[5]	1,466,201
75,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series SS, (AGMC Insured), 5.000% due 7/1/30	73,960
900,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series UU, (AGMC Insured), (3M. USD LIBOR*0.67+0.52%), 4.310% due 7/1/29[3]	845,046
115,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series ZZ, 5.250% due 7/1/18[6]	28,750
	Puerto Rico Electric Power Authority, Revenue Bonds, Series A:
85,000	5.000% due 7/1/29[6]	21,250
500,000	7.000% due 7/1/40[6]	125,000
100,000	5.050% due 7/1/42[6]	25,000
	Puerto Rico Electric Power Authority, Revenue Bonds, Series CCC:
120,000	5.250% due 7/1/27[6]	30,000
250,000	5.250% due 7/1/28[6]	62,500
320,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series NN, (NPFG Insured), 4.750% due 7/1/33	308,442
600,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series RR, (AGC Insured), 5.000% due 7/1/28	594,311
500,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series TT, 5.000% due 7/1/37[6]	125,000
25,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series TT, (AGMC Insured), 5.000% due 7/1/27	24,809
	Puerto Rico Electric Power Authority, Revenue Bonds, Series XX:
250,000	5.750% due 7/1/36[6]	62,500
1,400,000	5.250% due 7/1/40[6]	350,000
See Notes to Financial Statements.
158

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Puerto Rico — (Continued)
$1,101,941	Puerto Rico Highway and Transportation Authority, Revenue Bonds, Series A, 5.000% due 7/1/62	$ 1,085,412
947,256	Puerto Rico Highway and Transportation Authority, Revenue Bonds, Series B, 0.000% due 7/1/32[2]	603,876
46,623	Puerto Rico Highway and Transportation Authority, Revenue Bonds, Series C, 0.000% due 7/1/53[2]	29,839
400,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Hospital Auxilio Mutuo Obligation Project, Revenue Bonds, Refunding, 4.000% due 7/1/40	327,323
430,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, (NPFG Insured), 4.500% due 10/1/29	430,332
230,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, Refunding, 5.000% due 10/1/31	230,138
209,663	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Revenue Bonds, Series A, Class 2047, 0.000% due 8/1/47[2]	51,970
323,124	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Revenue Bonds, Series A, Class 2054, 0.000% due 8/1/54[2]	58,003
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Revenue Bonds, Series A-1:
3,000	0.000% due 7/1/24[2]	2,907
14,000	0.000% due 7/1/29[2]	10,761
18,000	0.000% due 7/1/31[2]	12,510
3,188,000	0.000% due 7/1/46[2]	790,230
8,743,000	0.000% due 7/1/51[2]	1,569,473
185,000	University of Puerto Rico, Revenue Bonds, Refunding, Series P, (NPFG Insured), 5.000% due 6/1/25	185,178
	University of Puerto Rico, Revenue Bonds, Series Q:
100,000	5.000% due 6/1/25	98,734
150,000	5.000% due 6/1/36	140,912
		13,187,871
	Rhode Island — 0.2%
270,000	Rhode Island Housing and Mortgage Finance Corp., Revenue Bonds, Series 69-B, (GNMA/ FNMA/ FHLMC Insured), 4.000% due 10/1/48	263,080
	South Carolina — 2.8%
2,760,004	Connector 2000 Association, Inc., SC, Revenue Bonds, Series A-1, 0.000% due 1/1/42[2]	613,805
449,951	Connector 2000 Association, Inc., SC, Toll Road Revenue, Revenue Bonds, Series A-1, 0.000% due 1/1/32[2]	234,253
500,000	Greenville Housing Authority, SC, Revenue Bonds, 6.160% due 5/1/63[5]	442,759
375,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue, Revenue Bonds, 0.000% due 6/1/52[2]	231,282
400,000	South Carolina Jobs-Economic Development Authority, FAH Portfolio Pelham Apartments Project, Revenue Bonds, Series A-1, Class I, 6.500% due 2/1/56[5]	353,098
150,000	South Carolina Jobs-Economic Development Authority, FAH Portfolio Pelham Apartments Project, Revenue Bonds, Series B, Class I, 7.500% due 8/1/47[5]	133,520
105,000	South Carolina Jobs-Economic Development Authority, Green Charter Schools Project, Revenue Bonds, Refunding, Series A, 4.000% due 6/1/56[5]	61,525
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue, Revenue Bonds, Refunding:
410,000	5.000% due 10/1/36[5]	356,133
1,090,000	5.000% due 10/1/41[5]	896,330
300,000	South Carolina Jobs-Economic Development Authority, Solid Waste Disposal Revenue, Revenue Bonds, 6.250% due 6/1/40[5]	220,958
See Notes to Financial Statements.
159

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	South Carolina — (Continued)
$ 200,000	South Carolina Public Service Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/33	$ 201,123
500,000	South Carolina Public Service Authority, Revenue Bonds, Refunding, Series B, 5.000% due 12/1/37	489,737
130,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds, Series A, (GNMA/ FNMA/ FHLMC/ FHA Insured), 4.000% due 7/1/36	127,896
		4,362,419
	Tennessee — 0.7%
1,000,000	Bristol Industrial Development Board, TN, Revenue Bonds, Series B, 0.000% due 12/1/31[2,5]	603,381
	Knox County Industrial Development Board, TN, Revenue Bonds, AMT, Refunding:
200,000	9.250% due 11/1/42[5]	188,686
265,000	9.500% due 11/1/52[5]	248,570
40,000	Metropolitan Government Nashville & Davidson Country Industrial Development Board, TN, Special Assessment, Series 2021-A, 4.000% due 6/1/51[5]	29,362
300,000	Metropolitan Government Nashville & Davidson Country Industrial Development Board, TN, Special Assessment, Series 2021-B, 0.000% due 6/1/43[2,5]	91,973
		1,161,972
	Texas — 6.1%
645,000	Arlington Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/51	561,202
500,000	Arlington Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds, Series 2021, 4.500% due 6/15/56[4,5]	488,165
	Arlington Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds, Series 2022:
100,000	6.250% due 6/1/52[5]	93,220
200,000	6.375% due 6/1/62[5]	186,132
240,000	Arlington Higher Education Finance Corp., TX, Revenue Bonds, Refunding, Uplift Education, Series A, 2.750% due 12/1/26	224,387
650,000	Brazoria County Industrial Development Corp., TX, Revenue Bonds, Series 2022, 10.000% due 6/1/42[4,5]	597,440
	City of Dallas Housing Finance Corp., TX, Revenue Bonds, Series A:
425,000	6.000% due 12/1/62	392,942
245,000	6.000% due 12/1/62[5]	212,940
	City of Dallas Housing Finance Corp., TX, Revenue Bonds, Series B:
100,000	6.250% due 12/1/54[5]	82,859
3,640,000	0.000% due 12/1/62[2,5]	217,589
500,000	City of Plano, TX, Special Assessment, 4.000% due 9/15/51[5]	354,397
360,000	Fort Bend County Industrial Development Corp., TX, NRG Energy, Inc., Revenue Bonds, Series A, 4.750% due 5/1/38	323,671
1,510,000	Harris County Cultural Education Facilities Finance Corp., TX, Brazos Presbyterian Homes Project, Revenue Bonds, Refunding, 5.000% due 1/1/48	1,116,866
150,000	Harris County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, Series A, 5.000% due 1/1/43	116,098
1,000,000	Hidalgo County Regional Mobility Authority, TX, Revenue Bonds, Series A, 0.000% due 12/1/56[2]	121,148
500,000	Matagorda County Navigation District No. 1, TX, Revenue Bonds, Refunding, Series A, (AMBAC Insured), 4.400% due 5/1/30	477,181
215,000	New Hope Cultural Education Facilities Finance Corp., TX, Blinn College Project, Revenue Bonds, Series A, 5.000% due 7/1/40	177,678
480,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Dwyer Workforce development, Revenue Bonds, Refunding, 8.500% due 9/1/27[5]	467,606
375,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Morningside Ministries Project, Revenue Bonds, Series A, 5.000% due 1/1/35	321,173
See Notes to Financial Statements.
160

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Texas — (Continued)
$ 250,000	New Hope Cultural Education Facilities Finance Corp., TX, Revenue Bonds, Refunding, 4.000% due 8/15/51[5]	$ 163,321
500,000	New Hope Cultural Education Facilities Finance Corp., TX, The Outlook At Windhaven Project, Revenue Bonds, Series A, 6.875% due 10/1/57	414,273
250,000	New Hope Cultural Education Facilities Finance Corp., TX, Wesleyan Homes Inc Project, Revenue Bonds, 5.500% due 1/1/49	184,186
400,000	New Hope Cultural Education Facilities Finance Corp., TX, Wesleyan Homes Inc Project, Revenue Bonds, Refunding, 5.000% due 1/1/55	259,760
70,000	Tarrant County Cultural Education Facilities Finance Corp., TX, Retirement Facilities, Air Force Villages Project, Revenue Bonds, Refunding, 4.000% due 5/15/31	59,810
140,000	Tarrant County Cultural Education Facilities Finance Corp., TX, Retirement Facilities, Air Force Villages Project, Revenue Bonds, Refunding, Series A, 5.750% due 12/1/54[6]	91,000
205,000	Tarrant County Cultural Education Facilities Finance Corp., TX, Retirement Facilities, Air Force Villiages Project, Revenue Bonds, Refunding, 4.000% due 5/15/27	190,457
150,000	Tarrant County Cultural Education Facilities Finance Corp., TX, Retirement Facilities, Revenue Bonds, Refunding, 5.000% due 11/15/35	135,359
100,000	Texas Department of Housing and Community Affairs, Revenue Bonds, Series A, (GNMA Insured), 4.750% due 3/1/49	99,310
740,000	Texas Municipal Gas Acquisition and Supply Corp. II, Revenue Bonds, Series C, (3M. USD LIBOR*0.66+0.86%), 4.433% due 9/15/27[3]	723,667
700,000	Town of Little Elm, TX, Special Assessment, Series A, 5.375% due 9/1/51[5]	611,323
		9,465,160
	Utah — 0.1%
250,000	Mida Mountain Village Public Infrastructure District, UT, Special Assessment, Series A, 5.000% due 8/1/50[5]	196,404
	Vermont — 0.4%
260,000	Vermont Economic Development Authority, Revenue Bonds, Refunding, Series A, 4.000% due 5/1/37	212,146
500,000	Vermont Economic Development Authority, Revenue Bonds, Series A -1, 5.000% due 6/1/52[4,5]	487,523
		699,669
	Virginia — 5.1%
415,000	Atlantic Park Community Development Authority, VA, Revenue Bonds, 6.250% due 8/1/45[5]	364,133
750,000	Farmville Industrial Development Authority, VA, Longwood University Student Project, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/38	682,384
	Hanover County Economic Development Authority, VA, Care Facilities Revenue, Covenant Woods, Revenue Bonds, Refunding:
255,000	4.000% due 7/1/30[5]	221,069
500,000	5.000% due 7/1/38	417,246
295,000	Henrico County Economic Development Authority, VA, Health Care Facilities Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 12/1/37	280,106
500,000	Henrico County Economic Development Authority, VA, Residencial Care Facility Revenue, Revenue Bonds, Series A, 5.000% due 6/1/39	436,501
600,000	Henrico County Economic Development Authority, VA, Residencial Care Facility Revenue, Revenue Bonds, Series C, 5.000% due 12/1/47	528,212
See Notes to Financial Statements.
161

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Virginia — (Continued)
	James City County Economic Development Authority, VA, Revenue Bonds, Series A:
$ 500,000	4.000% due 12/1/40	$ 388,633
140,000	4.000% due 6/1/41	101,751
500,000	Newport News Industrial Development Authority, VA, Health System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[5]	441,397
1,000,000	Newport News Industrial Development Authority, VA, System Revenue, Revenue Bonds, 5.330% due 7/1/45[5]	933,964
1,000,000	Virginia College Building Authority, Marymount University Project, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/45[5]	853,692
500,000	Virginia Small Business Financing Authority, Residential Care Facility Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 6/1/42	436,817
760,000	Virginia Small Business Financing Authority, Revenue Bonds, 8.500% due 6/1/42[5]	666,793
655,000	Virginia Small Business Financing Authority, Revenue Bonds, (SOFR*0.70+5.50%), 7.677% due 6/1/29[3,5]	612,520
50,000	Virginia Small Business Financing Authority, Revenue Bonds, Refunding, 4.000% due 12/1/51	36,233
250,000	Virginia Small Business Financing Authority, Revenue Bonds, Refunding, Series A, 4.000% due 1/1/45	199,016
290,000	Virginia Small Business Financing Authority, Revenue Bonds, Series A, 8.500% due 12/1/52[5]	256,116
		7,856,583
	Washington — 1.7%
235,000	Kalispel Tribe of Indians, WA, Priority District, Revenue Bonds, Series B, 5.250% due 1/1/38[5]	237,850
200,000	Washington Health Care Facilities Authority, Revenue Bonds, Refunding, Series A-2, 5.000% due 8/1/30	205,087
	Washington State Convention Center Public Facilities District, Revenue Bonds, Refunding, Series B:
260,000	4.000% due 7/1/31	247,336
295,000	3.000% due 7/1/35	240,706
265,000	3.000% due 7/1/58	149,772
625,000	Washington State Housing Finance Commission, Refunding, Judson Park Project, Revenue Bonds, 5.000% due 7/1/38[5]	524,118
482,250	Washington State Housing Finance Commission, Revenue Bonds, Series A-1, 3.500% due 12/20/35	409,362
500,000	Washington State Housing Finance Commission, Rockwood Retirement Communities, Revenue Bonds, 5.000% due 1/1/55[5]	339,121
500,000	Washington State Housing Finance Commission, Rockwood Retirement Communities, Revenue Bonds, Series A, 5.000% due 1/1/56[5]	337,478
		2,690,830
	West Virginia — 0.3%
500,000	West Virginia Economic Development Authority, Wyoming County Coal Project, Revenue Bonds, 9.000% due 6/1/38[5]	473,284
	Wisconsin — 6.1%
250,000	Public Finance Authority, WI, Charter Day School Inc Project, Revenue Bonds, Series A, 5.000% due 12/1/45[5]	193,264
250,000	Public Finance Authority, WI, Charter School Portfolio Project, Revenue Bonds, Series A-1, 5.000% due 1/1/55[5]	174,369
500,000	Public Finance Authority, WI, Charter School Revenue, Revenue Bonds, Series A, 5.375% due 7/15/47[5]	440,624
500,000	Public Finance Authority, WI, Grand Hyatt San Antonio Hotel Acquisition Project, Revenue Bonds, Series B, 6.000% due 2/1/62[5]	444,357
115,000	Public Finance Authority, WI, Hospital Facility Authority, Revenue Bonds, Refunding, Series A, 4.000% due 12/1/41	86,719
110,000	Public Finance Authority, WI, Hospital Facility Authority, Revenue Bonds, Series A-1, 4.000% due 7/1/51[5]	77,609
See Notes to Financial Statements.
162

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Wisconsin — (Continued)
$ 400,000	Public Finance Authority, WI, House Apartments Project, Revenue Bonds, Series A, 6.500% due 8/1/53[5]	$ 359,527
275,000	Public Finance Authority, WI, House Apartments Project, Revenue Bonds, Series B, 6.625% due 2/1/46[5]	233,686
115,000	Public Finance Authority, WI, KDC Agri Business, LLC, Revenue Notes, Series A, 15.000% due 5/15/23[1,5,6]	0
200,000	Public Finance Authority, WI, Lariat Project, Revenue Bonds, 0.000% due 9/1/29[2,5]	125,637
	Public Finance Authority, WI, Lehigh Valley Health Network Micro Hospitals, Revenue Bonds:
190,000	7.250% due 12/1/42[5]	177,560
115,000	7.500% due 12/1/52[5]	108,290
	Public Finance Authority, WI, Retirement Facility Revenue, Revenue Bonds, Refunding:
250,000	5.000% due 9/1/49[5]	174,129
500,000	5.000% due 9/1/54[5]	383,400
260,000	Public Finance Authority, WI, Revenue Bonds, Refunding, 5.875% due 4/1/45	251,535
	Public Finance Authority, WI, Revenue Bonds, Refunding, Series A:
335,000	5.000% due 6/1/29[5]	322,516
250,000	5.000% due 1/1/35	227,569
750,000	5.000% due 1/1/46	619,550
500,000	Public Finance Authority, WI, Revenue Bonds, Series A, 4.500% due 6/1/56[5]	328,001
25,000	Public Finance Authority, WI, Roseman University, Revenue Bonds, Prerefunded 4/01/30 @ 100, 5.000% due 4/1/50[5]	26,667
475,000	Public Finance Authority, WI, Roseman University, Revenue Bonds, Unrefunded Portion, 5.000% due 4/1/50[5]	397,599
230,000	Public Finance Authority, WI, School Education Revenue, Revenue Bonds, 4.000% due 6/15/29[5]	209,961
100,000	Public Finance Authority, WI, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Revenue Bonds, Refunding, Series A, 4.000% due 10/1/51	69,055
40,000	Public Finance Authority, WI, Senior Living Revenue, Rose Village Project, Revenue Bonds, Series A, Escrowed to Maturity, 5.000% due 11/15/24[5]	40,197
1,060,000	Public Finance Authority, WI, Student Housing, Revenue Bonds, Series A, 5.000% due 7/1/25	1,048,131
50,000	Public Finance Authority, WI, The obligated Group of National Senior Communities, Revenue Bonds, 4.000% due 1/1/52	37,416
1,000,000	Wisconsin Department of Transportation, Revenue Bonds, Refunding, Series 1, 5.000% due 7/1/29[7]	1,044,130
70,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, 4.000% due 12/1/41	48,588
	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding:
955,000	5.000% due 6/1/41	775,954
110,000	4.000% due 1/1/47	63,237
1,000,000	4.000% due 1/1/57	525,367
430,000	Wisconsin Housing & Economic Development Authority Home Ownership Revenue, Revenue Bonds, Series D, 4.000% due 3/1/47	419,002
10,000	Wisconsin Housing & Economic Development Authority Housing Revenue, Home Ownership Revenue, Revenue Bonds, Refunding, Series B, (HUD Section 8), 0.400% due 5/1/45[4]	10,000
		9,443,646
	Other Territory — 0.6%
696,989	Federal Home Loan Mortgage Corporation Multifamily 2019ML-05 Certificates, Revenue Bonds, Class A, 3.400% due 1/25/36	582,389
258,114	Federal Home Loan Mortgage Corporation Multifamily 2021ML-10 Certificates, Class AUS, 2.032% due 1/25/38	181,062
See Notes to Financial Statements.
163

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
Other Territory — (Continued)
$ 701,291	Federal Home Loan Mortgage Corporation Multifamily 2021ML-10 Certificates, Class XUS, 2.057% due 1/25/38[4]	$ 104,322
		867,773
TOTAL MUNICIPAL BONDS (Cost $181,045,781)		153,747,643
TOTAL INVESTMENTS (Cost $182,034,646)	99.5%	$154,583,339
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	799,507
NET ASSETS	100.0%	$155,382,846

*	Percentages indicated are based on net assets.
[1]	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 1 of the Notes to Financial Statements).
[2]	Zero Coupon Bond.
[3]	Floating Rate Bond. Rate shown is as of October 31, 2023.
[4]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2023.
[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2023, these securities, which are not illiquid, amounted to $52,508,663 or 33.8% of net assets for the Fund.
[6]	This security is in default. See Note 1.
[7]	When-issued security.

Abbreviations:
AGC — Assurance Guaranty Corporation
AGMC — Assured Guaranty Municipal Corporation
AMBAC — American Municipal Bond Assurance Corporation
AMT — Alternative Minimum Tax
BAM — Build America Mutual
FHA — Federal Housing Administration
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
HUD — Housing and Urban Development
MBIA — Municipal Bond Investors Assurance
NPFG — National Public Finance Guarantee Corporation

Centrally Cleared Interest Rate Swap Contracts
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
12 Mo. USD SOFR	Fixed 4.60%	USD	4,200,000	10/27/43	Annual	$—	$—	$ 49,166	$ 49,166
12 Mo. USD SOFR	Fixed 4.12%	USD	4,600,000	10/04/58	Annual	—	—	(70,264)	(70,264)
Total Centrally Cleared Interest Rate Swap Contracts						$—	$—	$(21,098)	$(21,098)
See Notes to Financial Statements.
164

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
STATE DIVERSIFICATION
On October 31, 2023, State Diversification of the Portfolio was as follows:
	% of Net Assets	Value
STATE:
Puerto Rico	8.5%	$ 13,187,871
California	8.1	12,625,103
Florida	7.5	11,619,893
Colorado	6.7	10,468,290
Texas	6.1	9,465,160
Wisconsin	6.1	9,443,646
Virginia	5.1	7,856,583
Illinois	4.8	7,406,723
Arizona	4.2	6,605,257
New York	3.8	5,914,134
Pennsylvania	3.7	5,760,030
South Carolina	2.8	4,362,419
Indiana	2.5	3,884,954
Ohio	2.4	3,667,262
Alabama	2.3	3,569,774
Missouri	2.1	3,193,867
Maryland	2.0	3,113,449
Washington	1.7	2,690,830
Nevada	1.7	2,627,849
Georgia	1.5	2,267,314
Michigan	1.3	1,977,773
Kentucky	1.3	1,964,441
New Jersey	1.3	1,946,494
Idaho	1.1	1,636,411
Louisiana	1.0	1,491,238
Oklahoma	0.9	1,370,818
North Carolina	0.9	1,360,925
Oregon	0.8	1,307,695
Tennessee	0.7	1,161,972
District of Columbia	0.7	1,077,531
Arkansas	0.6	1,007,407
Other Territory	0.6	867,773
New Mexico	0.5	794,802
Vermont	0.4	699,669
Minnesota	0.4	688,752
Connecticut	0.4	672,381
Guam	0.4	661,530
North Dakota	0.3	544,739
Delaware	0.3	474,295
West Virginia	0.3	473,284
Kansas	0.3	443,509
New Hampshire	0.2	376,264
Rhode Island	0.2	263,080
Mississippi	0.1	228,746
Utah	0.1	196,404
Alaska	0.1	146,794
Nebraska	0.1	97,748
Massachusetts	0.1	84,760
TOTAL MUNICIPAL BONDS	99.0%	$153,747,643
TOTAL CORPORATE NOTES	0.5%	$ 835,696
TOTAL INVESTMENTS	99.5%	$154,583,339
See Notes to Financial Statements.
165

THE GLENMEDE FUND, INC.

Notes to Financial Statements
1.  Organization and Significant Accounting Policies
As of October 31, 2023, The Glenmede Fund, Inc. (the “Fund”) currently offers shares in seventeen portfolios: the Quantitative U.S. Large Cap Core Equity Portfolio, the Quantitative U.S. Large Cap Growth Equity Portfolio, the Quantitative U.S. Large Cap Value Equity Portfolio, the Quantitative U.S. Small Cap Equity Portfolio, the Quantitative International Equity Portfolio, the Responsible ESG U.S. Equity Portfolio, the Women in Leadership U.S. Equity Portfolio, the Quantitative U.S. Long/Short Equity Portfolio, the Quantitative U.S. Total Market Equity Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Equity Income Portfolio, the Secured Options Portfolio, the Global Secured Options Portfolio, the Core Fixed Income Portfolio, the Short Term Tax Aware Fixed Income Portfolio and the High Yield Municipal Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Fund was incorporated in the State of Maryland on June 30, 1988, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
Since January 2, 1998, the Small Cap Equity Portfolio has consisted of two classes of shares: the Advisor Class and the Institutional Class. Since June 30, 2015, the Quantitative U.S. Large Cap Core Equity Portfolio and the Quantitative U.S. Large Cap Growth Equity Portfolio have offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Classes commenced operations on December 30, 2015 and November 5, 2015, respectively. Since July 14, 2016, the Secured Options Portfolio has offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Class shares of the Secured Options Portfolio commenced operations on November 9, 2016. Since February 14, 2019, the Quantitative U.S. Long/Short Equity Portfolio has offered two classes of shares: the Advisor Class and the Institutional Class. As of that date, the existing class of the Quantitative U.S. Long/Short Equity Portfolio changed its name to the Advisor Class. The Institutional Class shares of the Quantitative U.S. Long/Short Equity Portfolio commenced operations on September 13, 2019. The High Yield Municipal Portfolio, the Responsible ESG U.S. Equity Portfolio and the Women in Leadership U.S. Equity Portfolio commenced operations on December 22, 2015. The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016. The Equity Income Portfoliocommenced operations on December 21, 2016. The Quantitative U.S. Large Cap Value Equity Portfolio and Quantitative U.S. Small Cap Equity Portfolio  commenced operations on November 13, 2017.
The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”), including but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.
Valuation of Securities:  Equity securities and options listed on a U.S. securities exchange, including exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange’s regular trading hours on the day the valuation is made. These securities are typically categorized as Level 1 in the fair value hierarchy. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price (“NOCP”) and are typically categorized as Level 1 in the fair value hierarchy. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the ask price and is not less than the bid price and are typically categorized as Level 2. If no sales are reported, exchange-traded options are valued at the mean of the bid and ask price and are typically categorized as Level 2. Options traded over-the-counter are valued using prices supplied by dealers and are typically categorized as Level 2. Securities and options listed on a foreign exchange and unlisted foreign securities that are traded on the valuation date are valued at the last quoted sales price available before the time when assets are valued and are typically categorized as Level 1. Investments in open-end registered investment companies are valued at their respective net asset values ("NAVs") as reported by such companies, and are typically categorized as Level 1.
Bonds and other fixed-income securities are valued at the most recent quoted bid price or, when exchange valuations are used, at the latest quoted sale price on the day of valuation. Such securities are typically categorized as Level 2 in the fair value hierarchy. In addition, bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula. In such instances, when the Portfolio’s investment advisor believes such prices reflect the fair market value of such securities and are based on observable inputs, these securities are typically categorized as Level 2. Debt securities purchased with maturities of 60 days or less at the time of purchase are valued at amortized cost and are typically categorized as Level 2. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.
With respect to a Portfolio’s investments that do not have readily available market quotations, the Fund’s Board of Directors (the “Board”) has designated the Portfolio’s investment advisor as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").  If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board ("Valuation Procedures"). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant
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market, but prior to the NASDAQ Close, that materially affect the values of a Portfolio’s holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Investments valued using significant unobservable inputs are generally categorized as Level 3 in the fair value hierarchy. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Portfolio’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Portfolio could obtain the fair value assigned to an investment if the Portfolio were to sell the investment at approximately the time at which the Portfolio determines its NAV.
FASB ASC Topic 820 ("ASC 820") “Fair Value Measurements" defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:
Level 1 — quoted prices in active markets for identical investments;
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, adjusted quoted prices on foreign equity securities and others) or valuations based on quoted prices in markets that are not active; and
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.
The Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio and Equity Income Portfolio had all investments at Level 1 of the hierarchy except repurchase agreements which were at Level 2 of the hierarchy, at October 31, 2023. The Short Term Tax Aware Fixed Income Portfolio had all investments with corresponding states, Treasury securities, corporate notes and repurchase agreements at Level 2 of the hierarchy at October 31, 2023.
Transfers into and out of a level are typically recognized at the end of the reporting period.
The following is a summary of the inputs used as of October 31, 2023 in valuing the assets and liabilities of the Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio and High Yield Municipal Portfolio:
Secured Options Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$ 20,767,320	$ —	$—	$ 20,767,320
U.S. Treasury Bills	—	110,519,719	—	110,519,719
Repurchase Agreement	—	649,281	—	649,281
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Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Purchased Options
Calls	$105,376,500	$ —	$—	$105,376,500
Puts	303,496,680	—	—	303,496,680
Total Purchased Options	408,873,180	—	—	408,873,180
Total Investments	429,640,500	111,169,000	—	540,809,500
Total	$429,640,500	$111,169,000	$—	$540,809,500
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
Calls	$ (274,140)	$—	$—	$ (274,140)
Puts	(35,304,310)	—	—	(35,304,310)
Total Written Options	(35,578,450)	—	—	(35,578,450)
Total	$(35,578,450)	$—	$—	$(35,578,450)
Global Secured Options Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$ 8,274,344	$ —	$—	$ 8,274,344
U.S. Treasury Bills	—	4,690,007	—	4,690,007
Repurchase Agreement	—	169,490	—	169,490
Purchased Options
Calls	3,175,130	—	—	3,175,130
Puts	7,273,560	—	—	7,273,560
Total Purchased Options	10,448,690	—	—	10,448,690
Total Investments	18,723,034	4,859,497	—	23,582,531
Total	$18,723,034	$4,859,497	$—	$23,582,531
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LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
Calls	$ (17,850)	$—	$—	$ (17,850)
Puts	(1,345,160)	—	—	(1,345,160)
Total Written Options	(1,363,010)	—	—	(1,363,010)
Total	$(1,363,010)	$—	$—	$(1,363,010)
Core Fixed Income Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Notes
Federal Home Loan Bank	$ —	$ 36,852,213	$—	$ 36,852,213
Federal National Mortgage Association	—	21,908,784	—	21,908,784
Total Agency Notes	—	58,760,997	—	58,760,997
Mortgage-Backed Securities
Federal Home Loan Mortgage Corporation	—	60,479,605	—	60,479,605
Federal National Mortgage Association	—	74,119,185	—	74,119,185
Government National Mortgage Association	—	362,982	—	362,982
Total Mortgage-Backed Securities	—	134,961,772	—	134,961,772
Corporate Notes
Banking	—	9,950,846	—	9,950,846
Beverages, Food & Tobacco	—	8,662,572	—	8,662,572
Computer Software & Processing	—	7,040,511	—	7,040,511
Electric Utilities	—	7,409,939	—	7,409,939
Electronics	—	6,832,151	—	6,832,151
Heavy Machinery	—	3,358,618	—	3,358,618
Insurance	—	4,715,357	—	4,715,357
Media - Broadcasting & Publishing	—	6,342,190	—	6,342,190
Oil & Gas	—	4,057,634	—	4,057,634
Pharmaceuticals	—	7,401,719	—	7,401,719
Transportation	—	3,620,956	—	3,620,956
Total Corporate Notes	—	69,392,493	—	69,392,493
U.S. Treasury Notes/Bonds	—	92,458,125	—	92,458,125
Repurchase Agreement	—	7,089,946	—	7,089,946
Investment of Security Lending Collateral	16,822,512	—	—	16,822,512
Total Investments	16,822,512	362,663,333	—	379,485,845
Total	$16,822,512	$362,663,333	$—	$379,485,845
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High Yield Municipal Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Notes
Health Care Services	$—	$ 135,695	$ —	$ 135,695
Lodging	—	—	700,001*	700,001
Total Corporate Notes	—	135,695	700,001	835,696
Municipal Bonds
Alabama	—	3,569,774	—	3,569,774
Alaska	—	146,794	—	146,794
Arizona	—	6,605,257	—	6,605,257
Arkansas	—	1,007,407	—	1,007,407
California	—	12,625,103	—	12,625,103
Colorado	—	10,468,290	—	10,468,290
Connecticut	—	672,381	—	672,381
Delaware	—	474,295	—	474,295
District of Columbia	—	1,077,531	—	1,077,531
Florida	—	11,619,893	—	11,619,893
Georgia	—	2,267,314	—	2,267,314
Guam	—	661,530	—	661,530
Idaho	—	1,636,411	—	1,636,411
Illinois	—	7,406,723	—	7,406,723
Indiana	—	3,884,954	—	3,884,954
Kansas	—	443,509	—	443,509
Kentucky	—	1,964,441	—	1,964,441
Louisiana	—	1,491,238	—	1,491,238
Maryland	—	3,113,449	—	3,113,449
Massachusetts	—	84,760	—	84,760
Michigan	—	1,977,773	—	1,977,773
Minnesota	—	688,752	—	688,752
Mississippi	—	228,746	—	228,746
Missouri	—	3,193,867	—	3,193,867
Nebraska	—	97,748	—	97,748
Nevada	—	2,627,849	—	2,627,849
New Hampshire	—	376,264	—	376,264
New Jersey	—	1,946,494	—	1,946,494
New Mexico	—	794,802	—	794,802
New York	—	5,914,134	—	5,914,134
North Carolina	—	1,360,925	—	1,360,925
North Dakota	—	544,739	—	544,739
Ohio	—	3,667,262	—	3,667,262
Oklahoma	—	1,370,818	—	1,370,818
Oregon	—	1,307,695	—	1,307,695
Other Territory	—	867,773	—	867,773
Pennsylvania	—	5,760,030	—	5,760,030
Puerto Rico	—	13,187,871	—	13,187,871
Rhode Island	—	263,080	—	263,080
South Carolina	—	4,362,419	—	4,362,419
Tennessee	—	1,161,972	—	1,161,972
Texas	—	9,465,160	—	9,465,160
Utah	—	196,404	—	196,404
Vermont	—	699,669	—	699,669
Virginia	—	7,856,583	—	7,856,583
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Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Washington	$—	$ 2,690,830	$ —	$ 2,690,830
West Virginia	—	473,284	—	473,284
Wisconsin	—	9,443,646	0* ,**	9,443,646
Total Municipal Bonds	—	153,747,643	0	153,747,643
Centrally Cleared Interest Rate Swap Contracts	—	(21,098)	—	(21,098)
Total Investments	—	153,862,240	700,001	154,562,241
Total	$—	$153,862,240	$700,001	$154,562,241
* Level 3 investments at October 31, 2023 in relation to net assets were not significant.
** Includes one security priced at $0.
Banking Impairment or Failure:  The impairment or failure of one or more banks with which a Portfolio transacts may inhibit the Portfolio’s ability to access depository accounts. In such cases, the Portfolio may be forced to delay or forgo investments, resulting in lower Portfolio performance. In the event of such a failure of a banking institution where a Portfolio holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation ("FDIC") protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Portfolio may not recover such excess, uninsured amounts.
Repurchase Agreements:  Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the applicable Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the applicable Portfolio to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the Portfolio. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to sell the collateral to offset losses incurred. There is a potential for loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Each Portfolio’s investment advisor, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which each Portfolio enters into repurchase agreements to evaluate potential risks.
Master Repurchase Agreements (“MRA”) permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the applicable Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty. The gross value and related collateral received for each Portfolio’s investments in repurchase agreements as of October 31, 2023 are presented in each Portfolio’s Schedule of Portfolio Investments and the value of these investments are also presented in the Statements of Assets and Liabilities.
As of October 31, 2023, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:
Quantitative U.S. Large Cap Core Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$1,243,920	$(1,243,920)	$—	$—	$—
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Quantitative U.S. Large Cap Growth Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$11,173,323	$(11,173,323)	$—	$—	$—
Quantitative U.S. Large Cap Value Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$8,662	$(8,662)	$—	$—	$—
Quantitative U.S. Small Cap Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$12,671	$(12,671)	$—	$—	$—
Quantitative International Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$60,121	$(60,121)	$—	$—	$—
Responsible ESG U.S. Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$85,102	$(85,102)	$—	$—	$—
Women in Leadership U.S. Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$149,907	$(149,907)	$—	$—	$—
Quantitative U.S. Long/Short Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$2,524,545	$(2,524,545)	$—	$—	$—
Quantitative U.S. Total Market Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$147,871	$(147,871)	$—	$—	$—
Strategic Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$968,509	$(968,509)	$—	$—	$—
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Small Cap Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$22,709,821	$(22,709,821)	$—	$—	$—
Equity Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$214,530	$(214,530)	$—	$—	$—
Secured Options Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$649,281	$(649,281)	$—	$—	$—
Global Secured Options Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$169,490	$(169,490)	$—	$—	$—
Core Fixed Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$7,089,946	$(7,089,946)	$—	$—	$—
Short Term Tax Aware Fixed Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$973,424	$(973,424)	$—	$—	$—
(a)The value of the related collateral exceeded the value of the net position in the repurchase agreements as of October 31, 2023. The total value of the non-cash collateral received is disclosed in the Schedules of Portfolio Investments.
(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
Cash:  Cash includes deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Foreign Currency Translation:  The books and records of each Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains and losses on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of each Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations in the market prices of portfolio securities sold during the period.
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Foreign Securities:  The Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio and Quantitative International Equity Portfolio may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.
Central Securities Depositories Regulation:  Effective February 1, 2022, the Central Securities Depositories Regulation ("CSDR") introduced new measures for the authorization and supervision of European Union Central Security Depositories and set out to create a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and its operational aspects, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures aim to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as to further incentivize timely settlement by imposing cash penalty fines and buy-ins. The Quantitative International Equity Portfolio may be required to pay cash penalties and may also receive cash penalty payments from certain counterparties in instances where there are settlement fails. At this time, management believes the adoption of CSDR will not have a material impact to the financial statements.
International Conflicts:  International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Portfolios invest in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolios’ investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Portfolios could be significantly impacted.
Options Transactions:  The Strategic Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Secured Options Portfolio and Global Secured Options Portfolio are subject to equity price risk and may purchase or write covered call options or secured put options to hedge against changes in the value of securities each Portfolio owns or expects to own. The Secured Options Portfolio and Global Secured Options Portfolio use option strategies also in an effort to earn options premiums and to provide more stable returns. These options may relate to particular securities or securities indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. Portfolio assets covering written options cannot be sold while the option is outstanding, unless replaced by similar assets. A Portfolio also risks losing all or part of the cash paid for purchasing call and put options. The Portfolios may also write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Strategic Equity Portfolio and Quantitative U.S. Long/Short Equity Portfolio did not enter into any options transactions during the fiscal year ended October 31, 2023. During the fiscal year ended October 31, 2023, the Secured Options Portfolio and the Global Secured Options Portfolio wrote put and call options and purchased put and call options in an attempt to achieve their respective investment objective and strategies. As of October 31, 2023, the Secured Options Portfolio and Global Secured Options Portfolio pledged cash in the amount of $6,951,407 and $255,034, respectively, to brokers, as collateral for written options. This amount is included in the "Cash collateral on deposit at broker" on the Statements of Assets and Liabilities. In addition, security collateral (U.S. Treasury Bills and exchange-traded funds) valued at $121,438,410 and $3,906,117 was pledged as collateral by the Secured Options Portfolio and Global Secured Options Portfolio, respectively.
Swap Transactions:  The High Yield Municipal Portfolio may enter into swaps, including interest rate swaps, consumer price index swaps (“CPI swaps”) and swaps on a credit default index (sometimes referred to as a credit default swap index) (collectively, “swaps”), for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but
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central clearing does not make swaps risk free. The SEC may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. Payments received by the High Yield Municipal Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax exempt income, which will increase the amount of taxable distributions received by shareholders.
Lending of Portfolio Securities:  Each Portfolio, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees.  These fees are disclosed as “Income from security lending” in the Statements of Operations, net of expenses retained by State Street as compensation for its services as lending agent. Each applicable Portfolio receives cash collateral (which may be invested by the lending agent in short-term instruments) and/or non-cash collateral (which may include U.S. Treasuries and/or U.S. Government Agency securities), in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the applicable Portfolio on the next business day. On behalf of the Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio, some or all of the cash collateral may be used to finance short sales. The cash collateral received for the Quantitative U.S. Long/Short Equity Portfolio was not used to finance short sales during the fiscal year ended October 31, 2023. During the fiscal year ended October 31, 2023, the cash collateral received by the Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Small Cap Equity Portfolio and Core Fixed Income Portfolio was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the applicable Portfolio, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the cash collateral at period end is included at the end of each applicable Portfolio’s Statement of Assets and Liabilities, Schedule of Portfolio Investments and Note 6. Non-cash collateral detail is not disclosed in the Schedules of Portfolio Investments as it is held by the lending agent on behalf of a Portfolio, and a Portfolio does not have the ability to re-hypothecate those securities. A Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due. A Portfolio may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. Such loans would involve risks of delay in receiving additional collateral in the event that the collateral decreased below the value of the securities loaned or risks of the loss of rights in the collateral should the borrower of the securities fail financially.
Real Estate Investment Trusts:  The Portfolios may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
A shareholder in a Portfolio, by investing in REITs through the Portfolio, will bear not only the shareholder’s proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Portfolio’s Schedule of Portfolio Investments for REIT securities held as of October 31, 2023.
Securities Sold Short:  The Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio may engage in short sales, which are sales by the applicable Portfolio of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities declines, the Portfolio will make a profit by purchasing the securities in the open market at a lower price than the one at which it sold the securities. If the price of the securities increases, the Portfolio may have to cover its short positions at a higher price than the short sale price, resulting in a loss. Gains are limited to the price at which the Portfolios sold the security short, while losses are potentially unlimited in size. Each Portfolio pledges securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Portfolio and used to purchase additional securities or for any other purpose. The “Short position flex fees” on the Statements of Operations are fees charged by the lender for releasing the cash proceeds to the Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio. Prior to August 19, 2022, each Portfolio was required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender) and the amount of any securities lending cash collateral used to finance short sales until the Portfolio replaced a borrowed security. Depending on arrangements made with the lender or custodian, the Portfolio was not guaranteed to receive any payments (including interest) on the deposits made with the lender or custodian. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the
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Portfolio. Effective August 19, 2022, Rule 18f-4 under the 1940 Act took effect, which imposed certain requirements on funds engaging in derivatives transactions (including the amount of derivatives a fund may enter into) and replaced the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act. Refer to Note 8 for additional information on Rule 18f-4. As of October 31, 2023, the Quantitative U.S. Long/Short Equity Portfolio pledged cash in the amount of $32,680,005 to State Street, as collateral for short sales. This amount is included in the “Cash collateral on deposit at broker” on the Statement of Assets and Liabilities. The Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio also pledged securities in the amount of $7,405,802, and $11,887,772, respectively, to State Street, as collateral for short sales. In addition, State Street has a perfected security interest in a portion of each such Portfolio’s assets.
Investment Company Securities and Exchange-Traded Funds:  Subject to applicable regulatory requirements, each Portfolio may invest in shares of other registered investment companies, including ETFs. Currently, pursuant to Rule 12d1-4 under the 1940 Act and procedures approved by the Board, each Portfolio may seek to invest in certain ETFs beyond the statutory limitations, provided the Portfolio complies with Rule 12d1-4 and any applicable investment limitations. Some ETFs seek to track the performance of a particular market index. These indices include both broad-market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions, or industries. However, some ETFs have an actively managed investment objective. ETF shares and closed-end fund shares are traded like traditional equity securities on a national securities exchange or NASDAQ.
Fixed Income and Municipal Securities:  The Core Fixed Income Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in fixed income securities. The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due which could adversely impact a Portfolio’s return and NAV. Changes in the credit rating of a debt security held by a Portfolio could have a similar effect. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. The U.S. Federal Reserve has raised interest rates from March 2022 through the date of this report, and may continue to do so in the future.
The High Yield Municipal Portfolio invests primarily in municipal securities and during the period, the Short Term Tax Aware Fixed Income Portfolio invested primarily in short-term municipal securities. The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory. In addition, since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Portfolio’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-exempt municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
Securities Transactions and Investment Income:  Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded “net of withholding tax” as soon thereafter as a Portfolio is informed of the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded on the accrual basis. Premiums are amortized and discounts are accreted using the effective interest method. Premiums on callable debt instruments are amortized to earliest call date.
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.
Dividends and Distributions to Shareholders:  Dividends from net investment income, if any, of the Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio and Global Secured Options Portfolio are declared and paid quarterly. Each Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
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Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.
Income and Expense Allocation:  Expenses which are not readily identifiable to a specific Portfolio are allocated among Portfolios taking into consideration, among other things, the nature and type of expenses and the relative size of each Portfolio. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class, such as shareholder servicing fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class.
Federal Income Taxes:  Each Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.
“ Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Each Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2023 remain subject to examination by the Internal Revenue Service. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
On October 31, 2023, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in future periods to offset future capital gains as follows:
Portfolio	Unlimited (Short-Term)	Unlimited (Long-Term)
Quantitative U.S. Small Cap Equity Portfolio	$ 7,517	$ —
Quantitative International Equity Portfolio	1,068,400	55,853
Secured Options Portfolio	699,238	856,319
Global Secured Options Portfolio*	4,883,418	1,510,931
Core Fixed Income Portfolio	3,091,409	9,186,597
Short Term Tax Aware Fixed Income Portfolio	201,485	657,180
High Yield Municipal Portfolio	5,574,808	5,925,806
During the fiscal year ended October 31, 2023, the following Portfolios utilized capital loss carryforwards:
Quantitative U.S. Long/Short Equity Portfolio	$356,380
Quantitative U.S. Total Market Equity Portfolio	89,076
Secured Options Portfolio	50,362,183
Global Secured Options Portfolio	1,345,630
* Utilization of the capital loss carryforwards of the Global Secured Options Portfolio is severely limited currently and in future years pursuant to Internal Revenue Code Section 382.
As of October 31, 2023, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Loss Carryforwards	Total Distributable Earnings
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$ 413,850	$55,070,213	$133,287,980	$ —	$ —	$188,772,043
Quantitative U.S. Large Cap Growth Equity Portfolio	—	—	99,589,631	408,608,687	—	—	508,198,318
Quantitative U.S. Large Cap Value Equity Portfolio	—	2,926	10,855	194,905	—	—	208,686
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Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Loss Carryforwards	Total Distributable Earnings
Quantitative U.S. Small Cap Equity Portfolio	$ —	$ —	$ —	$ 146,487	$ —	$ (7,517)	$ 138,970
Quantitative International Equity Portfolio	—	236,274	—	707,755	—	(1,124,253)	(180,224)
Responsible ESG U.S. Equity Portfolio	—	10,485	1,832,833	2,465,352	—	—	4,308,670
Women in Leadership U.S. Equity Portfolio	—	23,045	903,517	2,254,845	—	—	3,181,407
Quantitative U.S. Long/Short Equity Portfolio	—	105,609	3,870,788	19,959,419	—	—	23,935,816
Quantitative U.S. Total Market Equity Portfolio	—	11,901	1,977,923	10,986,890	—	—	12,976,714
Strategic Equity Portfolio	—	410,024	28,822,005	82,797,800	—	—	112,029,829
Small Cap Equity Portfolio	—	—	78,471,385	85,178,090	—	—	163,649,475
Equity Income Portfolio	—	29,394	1,044,516	3,888,916	—	—	4,962,826
Secured Options Portfolio	—	43,591	—	14,325,871	(5,030)	(1,555,557)	12,808,875
Global Secured Options Portfolio	—	191,115	232,692	(645,178)	—	(6,394,349) (a)	(6,615,720)
Core Fixed Income Portfolio	—	1,021,987	—	(62,581,597)	—	(12,278,006)	(73,837,616)
Short Term Tax Aware Fixed Income Portfolio	66,260	—	—	(782,584)	—	(858,665)	(1,574,989)
High Yield Municipal Portfolio	893,901	—	—	(28,014,462)	—	(11,500,614)	(38,621,175)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, nontaxable dividends received from investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(a) Utilization of the capital loss carryforwards of the Global Secured Options Portfolio is severely limited currently and in future years pursuant to Internal Revenue Code Section 382.
The tax character of distributions paid during the fiscal year ended October 31, 2023, was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$ 9,720,755	$169,823,897
Quantitative U.S. Large Cap Growth Equity Portfolio	—	7,652,051	144,603,070
Quantitative U.S. Large Cap Value Equity Portfolio	—	30,460	65,709
Quantitative U.S. Small Cap Equity Portfolio	—	13,534	115,894
Quantitative International Equity Portfolio	—	475,297	—
Responsible ESG U.S. Equity Portfolio	—	220,808	1,454,175
Women in Leadership U.S. Equity Portfolio	—	243,034	441,847
Quantitative U.S. Long/Short Equity Portfolio	—	1,089,612	—
Quantitative U.S. Total Market Equity Portfolio	—	207,152	—
Strategic Equity Portfolio	—	941,551	13,663,632
Small Cap Equity Portfolio	—	14,885,844	105,053,697
Equity Income Portfolio	—	356,810	625,179
Global Secured Options Portfolio	—	6,038	—
Core Fixed Income Portfolio	—	8,521,384	—
Short Term Tax Aware Fixed Income Portfolio	571,873	164,070	—
High Yield Municipal Portfolio	6,603,851	319,498	—
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The tax character of distributions paid during the fiscal year ended October 31, 2022, was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$16,517,199	$154,028,900
Quantitative U.S. Large Cap Growth Equity Portfolio	—	15,692,238	391,928,374
Quantitative U.S. Large Cap Value Equity Portfolio	—	37,841	—
Quantitative U.S. Small Cap Equity Portfolio	—	15,350	139,837
Quantitative International Equity Portfolio	—	1,140,214	—
Responsible ESG U.S. Equity Portfolio	—	271,463	2,799,601
Women in Leadership U.S. Equity Portfolio	—	300,262	4,458,681
Quantitative U.S. Total Market Equity Portfolio	—	184,797	5,567,464
Strategic Equity Portfolio	—	1,269,860	26,036,484
Small Cap Equity Portfolio	—	5,781,456	61,538,639
Equity Income Portfolio	—	428,852	916,865
Secured Options Portfolio	—	19,962,120	31,051,233
Global Secured Options Portfolio	—	1,114,852	1,129,362
Core Fixed Income Portfolio	—	7,818,298	160,422
Short Term Tax Aware Fixed Income Portfolio	328,931	115,853	—
High Yield Municipal Portfolio	6,819,670	968,769	1,293,535
For the fiscal year ended October 31, 2023, permanent differences between financial and tax reporting related primarily to REITs, foreign currency gain/(loss), distribution reallocations, net operating losses, nontaxable dividends received from investments, tax equalization and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies were identified and reclassified among the components of each Portfolio’s net assets as identified below. These reclassifications had no effect on net assets.
Portfolio	Total distributable earnings	Paid-in capital
Quantitative U.S. Large Cap Core Equity Portfolio	$ (7,404,747)	$ 7,404,747
Quantitative U.S. Large Cap Growth Equity Portfolio	(11,317,591)	11,317,591
Quantitative U.S. Large Cap Value Equity Portfolio	166	(166)
Quantitative U.S. Small Cap Equity Portfolio	10	(10)
Responsible ESG U.S. Equity Portfolio	(138,975)	138,975
Women in Leadership U.S. Equity Portfolio	(93,410)	93,410
Quantitative U.S. Total Market Equity Portfolio	(89,107)	89,107
Strategic Equity Portfolio	(3,124,711)	3,124,711
Small Cap Equity Portfolio	(9,283,161)	9,283,161
Equity Income Portfolio	(103,728)	103,728
As of October 31, 2023, aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value were as follows:
Portfolio	Cost	Appreciation	(Depreciation)	Net
Quantitative U.S. Large Cap Core Equity Portfolio	$ 624,551,465	$156,205,840	$ 22,917,860	$133,287,980
Quantitative U.S. Large Cap Growth Equity Portfolio	1,522,791,746	466,380,468	57,771,781	408,608,687
Quantitative U.S. Large Cap Value Equity Portfolio	1,450,004	246,476	51,571	194,905
Quantitative U.S. Small Cap Equity Portfolio	1,358,943	304,837	158,350	146,487
Quantitative International Equity Portfolio	21,557,150	1,808,260	1,097,134	711,126
Responsible ESG U.S. Equity Portfolio	19,301,565	2,893,783	428,432	2,465,351
Women in Leadership U.S. Equity Portfolio	17,269,488	2,721,464	466,618	2,254,846
Quantitative U.S. Long/Short Equity Portfolio	(1,477,642)	21,193,000	1,233,581	19,959,419
Quantitative U.S. Total Market Equity Portfolio	25,794,386	12,132,762	1,145,872	10,986,890
Strategic Equity Portfolio	83,275,763	83,449,088	651,288	82,797,800
Small Cap Equity Portfolio	914,873,198	214,928,828	129,750,737	85,178,091
Equity Income Portfolio	14,613,427	4,510,664	621,748	3,888,916
Secured Options Portfolio	490,905,180	105,548,113	91,222,243	14,325,870
Global Secured Options Portfolio	22,864,699	862,996	1,508,174	(645,178)
Core Fixed Income Portfolio	442,067,442	2,440	62,584,037	(62,581,597)
Short Term Tax Aware Fixed Income Portfolio	38,308,607	219	782,804	(782,585)
High Yield Municipal Portfolio	182,576,703	351,190	28,365,652	(28,014,462)
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Other:  In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Fund. However, based on experience, the risk of material loss from such claims is considered to be remote.
2.  Financial Instruments and Hedging Activities
Disclosures about Derivative Instruments and Hedging Activities:  Each Portfolio follows FASB ASC Topic 815 “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”). ASC 815 requires enhanced disclosures about each Portfolio’s use of, and accounting for, derivative instruments and the effect on the results of each Portfolio’s operations and financial position. At October 31, 2023 and during the period then ended, the Secured Options Portfolio, Global Secured Options Portfolio and  High Yield Municipal Portfolio had the following derivatives and transactions in derivatives, grouped into appropriate risk categories. The derivatives listed for the Secured Options Portfolio and Global Secured Options Portfolio have not been designated as hedging instruments, whereas the derivatives listed for the High Yield Municipal Portfolio have been designated as hedging instruments.
Secured Options Portfolio
Asset Derivatives
	Equity Contracts Risk	Total
Options Purchased[1]	$408,873,180	$408,873,180
Total Value	$408,873,180	408,873,180
Liability Derivatives
	Equity Contracts Risk	Total
Options Written[2]	$(35,578,450)	$(35,578,450)
Total Value	$(35,578,450)	$(35,578,450)
Realized Gain (Loss)
	Equity Contracts Risk	Total
Options Purchased[3]	$ 277,904,886	$ 277,904,886
Options Written[4]	(217,658,163)	(217,658,163)
Total Realized Gain (Loss)	$ 60,246,723	$ 60,246,723
Change in Appreciation (Depreciation)
	Equity Contracts Risk	Total
Options Purchased[5]	$(3,482,954)	$(3,482,954)
Options Written[6]	(6,285,164)	(6,285,164)
Total Change in Appreciation (Depreciation)	$(9,768,118)	$(9,768,118)
Number of Contracts, Notional Amounts or Shares/Units
	Equity Contracts Risk	Total
Options Purchased[7]	7,739	7,739
Options Written[7]	(8,831)	(8,831)
180

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
Global Secured Options Portfolio
Asset Derivatives
	Equity Contracts Risk	Total
Options Purchased[1]	$10,448,690	$10,448,690
Total Value	$10,448,690	10,448,690
Liability Derivatives
	Equity Contracts Risk	Total
Options Written[2]	$(1,363,010)	$(1,363,010)
Total Value	$(1,363,010)	$(1,363,010)
Realized Gain (Loss)
	Equity Contracts Risk	Total
Options Purchased[3]	$ 8,961,285	$ 8,961,285
Options Written[4]	(6,327,264)	(6,327,264)
Total Realized Gain (Loss)	$ 2,634,021	$ 2,634,021
Change in Appreciation (Depreciation)
	Equity Contracts Risk	Total
Options Purchased[5]	$(190,627)	$(190,627)
Options Written[6]	(363,231)	(363,231)
Total Change in Appreciation (Depreciation)	$(553,858)	$(553,858)
Number of Contracts, Notional Amounts or Shares/Units
	Equity Contracts Risk	Total
Options Purchased[7]	252	252
Options Written[7]	(926)	(926)
High Yield Municipal Portfolio
Asset Derivatives
	Interest Contracts Risk	Total
Swap Contracts[8]	$49,166	$49,166
Total Value	$49,166	49,166
Liability Derivatives
	Interest Contracts Risk	Total
Swap Contracts[8]	$(70,264)	$(70,264)
Total Value	$(70,264)	$(70,264)
181

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
Realized Gain (Loss)
	Interest Contracts Risk	Total
Swap Contracts[9]	$(262,165)	$(262,165)
Total Realized Gain (Loss)	$(262,165)	$(262,165)
Change in Appreciation (Depreciation)
	Interest Contracts Risk	Total
Swap Contracts[10]	$(21,098)	$(21,098)
Total Change in Appreciation (Depreciation)	$(21,098)	$(21,098)
Number of Contracts, Notional Amounts or Shares/Units
	Interest Contracts Risk	Total
Swap Contracts[7]	12,844,444	12,844,444

[1]	Statement of Assets and Liabilities location: Investments at value.
[2]	Statement of Assets and Liabilities location: Options written, at value.
[3]	Statement of Operations location: Amount is included in Net realized gain (loss) on purchased options.
[4]	Statement of Operations location: Amount is included in Net realized gain (loss) on written options.
[5]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of purchased options.
[6]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of written options.
[7]	Amount(s) disclosed represent average notional amounts for swap agreements or average contracts outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Portfolio held such derivatives during the year ended October 31, 2023.
[8]	Cumulative appreciation (depreciation) on centrally cleared swap contracts is reported in “Swap contracts” in each applicable Portfolios’s Schedule of Portfolio Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
[9]	Statement of Operations location: Amount is included in Net realized gain (loss) on swap contracts.
[10]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of swap contracts.
3.  Investment Advisory Fee, Administration Fee and Other Related Party Transactions
Glenmede Investment Management LP (the “Advisor” or "GIM"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio,Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board.
AllianceBernstein serves as sub-advisor to the High Yield Municipal Portfolio. AllianceBernstein is a publicly-traded limited partnership and its majority owner is Equitable Holdings, Inc., a leading financial services company consisting of two principal franchises: Equitable Life and AllianceBernstein. The Advisor has agreed to pay AllianceBernstein a fee for its sub-investment advisory services to the High Yield Municipal Portfolio, calculated daily and payable monthly, at the annual rate of 0.30% of the High Yield Municipal Portfolio’s average daily net assets.
Under the investment management agreements, the Portfolios pay the Advisor a management fee on a monthly basis in an amount equal to the following annual rates of the average daily net assets of each Portfolio:
Fund Name	Management Fee on Net Assets
Quantitative U.S. Large Cap Core Equity Portfolio	0.55%
Quantitative U.S. Large Cap Growth Equity Portfolio	0.55%
Quantitative U.S. Large Cap Value Equity Portfolio	0.55%*
Quantitative U.S. Small Cap Equity Portfolio	0.55%*
Quantitative International Equity Portfolio	0.75%**
182

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Notes to Financial Statements — (Continued)
Fund Name	Management Fee on Net Assets
Responsible ESG U.S. Equity Portfolio	0.55%*
Women in Leadership U.S. Equity Portfolio	0.55%*
Quantitative U.S. Long/Short Equity Portfolio	1.20%***
Quantitative U.S. Total Market Equity Portfolio	1.20%***
Strategic Equity Portfolio	0.55%
Small Cap Equity Portfolio	0.55%
Equity Income Portfolio	0.55%*
Secured Options Portfolio	0.55%
Global Secured Options Portfolio	0.55%**
Core Fixed Income Portfolio	0.35%
Short Term Tax Aware Fixed Income Portfolio	0.35%****
High Yield Municipal Portfolio	0.57%
*  Effective February 28, 2019, the Advisor revised the contractual fee waiver and expense reimbursement agreements with respect to the Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Responsible ESG U.S. Equity Portfolio and Women in Leadership U.S. Equity Portfolio to reduce the contractual expense cap from 1.00% to 0.85% of each such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has also contractually agreed to waive its management fees and/or reimburse expenses to the extent that the Equity Income Portfolio’s total annual operating expenses exceed 0.85% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 29, 2024 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if these waivers/reimbursements are discontinued after that date.
** The Advisor has contractually agreed to waive its management fees and/or reimburse expenses to the extent that, since February 26, 2016 the Quantitative International Equity Portfolio’s and since February 28, 2019 the Global Secured Options Portfolio’s total annual operating expenses exceed 1.00% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 29, 2024 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations.  Shareholders of the Portfolios will be notified if these waivers/reimbursements are discontinued after that date.
*** The Advisor has contractually agreed to waive a portion of its management fees so that, after giving effect to such contractual waiver, the management fee for the Quantitative U.S. Long/Short Equity and Quantitative U.S. Total Market Equity Portfolios is 0.85% of such Portfolio’s average daily net assets. The Advisor has also contractually agreed to waive an additional portion of its management fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio’s average daily net assets, exceed 1.25% of the average daily net assets of the Quantitative U.S. Long/Short Equity Portfolio’s Advisor Class shares, 1.05% of the average daily net assets of the Quantitative U.S. Long/Short Equity Portfolio’s Institutional Class shares and 1.25% of the average daily net assets of the Quantitative U.S. Total Market Equity Portfolio (excluding Acquired Fund fees and expenses, short-sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 29, 2024, which are included under the caption “Less expenses waived/ reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if the waivers/reimbursements are discontinued after that date.
**** The Advisor has contractually agreed to waive its management fees and/or reimburse expenses to the extent that the Short Term Tax Aware Fixed Income Portfolio’s total annual operating expenses exceed 0.55% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 29, 2024, which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolio will be notified if these waivers and/or reimbursements are discontinued after that date.
Under a Shareholder Servicing Agreement, the following Portfolios pay Glenmede Trust shareholder servicing fees for providing or arranging to provide shareholder support services to the beneficial owner of the Portfolios and share classes listed below:
Shareholder Servicing Fee on Net Assets
Quantitative U.S. Large Cap Core Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Large Cap Value Equity Portfolio	0.20%
Quantitative U.S. Small Cap Equity Portfolio	0.20%
183

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Notes to Financial Statements — (Continued)
Quantitative International Equity Portfolio	0.25%
Responsible ESG U.S. Equity Portfolio	0.20%
Women in Leadership U.S. Equity Portfolio	0.20%
Quantitative U.S. Long/Short Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Total Market Equity Portfolio	0.20%
Strategic Equity Portfolio	0.20%
Small Cap Equity Portfolio (Advisor Class)	0.25%
Small Cap Equity Portfolio (Institutional Class)	0.05%
Equity Income Portfolio	0.20%
Secured Options Portfolio (Advisor Class)	0.20%
Global Secured Options Portfolio	0.20%
Core Fixed Income Portfolio	0.10%
Short Term Tax Aware Fixed Income Portfolio	0.10%
High Yield Municipal Portfolio	0.15%
State Street serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Portfolios, an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly. These fees can be found under the caption “Administration, transfer agent and custody fees” in the Statements of Operations.
ACA Group/Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Principal Consultant of ACA Group.
Quasar Distributors, LLC (“Quasar”) serves as distributor of each Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Fund.
The Fund pays each Board member an annual fee of $104,000 plus $5,000 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, the Audit Committee Chairman receives an annual fee of $10,000 for his services as Chairman of the Audit Committee and the Chairman of the Board receives an annual fee of $15,000 for his services as Chairman of the Board. These fees can be found under the caption “Directors’ fees and expenses” in the Statements of Operations.
Expenses for the fiscal year ended October 31, 2023 include legal fees paid to Faegre Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Directors. A partner of the law firm is Secretary of the Fund. These fees are included in the amount shown under the caption “Professional fees” in the Statements of Operations.
4.  Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:
Portfolio	Purchases	Sales
Quantitative U.S. Large Cap Core Equity Portfolio	$ 669,936,913	$ 936,805,271
Quantitative U.S. Large Cap Growth Equity Portfolio	1,638,981,396	2,022,448,637
Quantitative U.S. Large Cap Value Equity Portfolio	1,403,926	1,367,093
Quantitative U.S. Small Cap Equity Portfolio	1,332,289	1,310,671
Quantitative International Equity Portfolio	19,192,840	22,130,809
Responsible ESG U.S. Equity Portfolio	20,274,648	22,886,003
Women in Leadership U.S. Equity Portfolio	17,980,627	21,493,532
Quantitative U.S. Long/Short Equity Portfolio	83,984,928	87,465,140
Quantitative U.S. Total Market Equity Portfolio	54,418,743	61,084,264
Strategic Equity Portfolio	24,723,294	67,579,739
Small Cap Equity Portfolio	202,091,939	329,266,853
Equity Income Portfolio	4,236,536	7,198,614
Secured Options Portfolio	—	—
Global Secured Options Portfolio	8,571,561	6,461,383
Core Fixed Income Portfolio	12,351,410	14,763,143
Short Term Tax Aware Fixed Income Portfolio	18,543,725	38,190,472
High Yield Municipal Portfolio	47,226,768	42,128,501
184

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of long-term U.S. government securities were:
Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$88,660,056	$27,266,456
High Yield Municipal Portfolio	—	3,297
5.  Common Stock
Changes in the capital shares outstanding were as follows:
	Year Ended 10/31/23		Year Ended 10/31/22
	Shares	Amount	Shares	Amount
Quantitative U.S. Large Cap Core Equity Portfolio — Advisor
Sold	3,208,730	$ 70,226,303	2,429,893	$ 68,931,574
Issued as reinvestment of dividends	7,035,310	147,505,111	4,878,722	141,210,266
Redeemed	(13,544,093)	(315,272,678)	(8,629,706)	(238,383,232)
Net Decrease	(3,300,053)	$ (97,541,264)	(1,321,091)	$ (28,241,392)
Quantitative U.S. Large Cap Core Equity Portfolio — Institutional
Sold	3,033,246	$ 75,546,017	938,359	$ 26,349,978
Issued as reinvestment of dividends	709,824	14,883,290	632,929	18,301,778
Redeemed	(4,275,082)	(92,494,221)	(3,929,590)	(106,588,752)
Net Decrease	(532,012)	$ (2,064,914)	(2,358,302)	$ (61,936,996)
Quantitative U.S. Large Cap Growth Equity Portfolio — Advisor
Sold	2,090,896	$ 57,538,385	3,948,541	$ 126,267,379
Issued as reinvestment of dividends	3,025,406	79,183,065	8,443,422	285,141,335
Redeemed	(9,499,093)	(264,609,257)	(12,152,143)	(376,828,707)
Net Increase (Decrease)	(4,382,791)	$(127,887,807)	239,820	$ 34,580,007
Quantitative U.S. Large Cap Growth Equity Portfolio — Institutional
Sold	4,721,530	$ 129,866,645	24,386,959	$ 795,673,375
Issued as reinvestment of dividends	2,523,062	66,121,861	2,913,113	97,812,096
Redeemed	(10,856,328)	(301,519,208)	(7,426,101)	(228,639,519)
Net Increase (Decrease)	(3,611,736)	$(105,530,702)	19,873,971	$ 664,845,952
Quantitative U.S. Large Cap Value Equity Portfolio
Sold	—	$ —	928	$ 12,500
Issued as reinvestment of dividends	7,951	94,802	2,372	29,166
Redeemed	—	—	(59,220)	(656,410)
Net Increase (Decrease)	7,951	$ 94,802	(55,920)	$ (614,744)
Quantitative U.S. Small Cap Equity Portfolio
Sold	—	$ —	920	$ 12,500
Issued as reinvestment of dividends	10,693	127,248	11,488	153,561
Net Increase	10,693	$ 127,248	12,408	$ 166,061
Quantitative International Equity Portfolio
Sold	75,377	$ 1,115,767	152,283	$ 2,215,713
Issued as reinvestment of dividends	9,788	140,907	19,338	264,791
Redeemed	(320,999)	(4,412,229)	(944,697)	(13,906,759)
Net Decrease	(235,834)	$ (3,155,555)	(773,076)	$ (11,426,255)
185

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
	Year Ended 10/31/23		Year Ended 10/31/22
	Shares	Amount	Shares	Amount
Responsible ESG U.S. Equity Portfolio
Sold	149,924	$ 2,307,590	125,489	$ 2,261,859
Issued as reinvestment of dividends	102,564	1,569,305	158,400	2,920,149
Redeemed	(313,316)	(5,057,277)	(384,689)	(6,608,225)
Net Decrease	(60,828)	$ (1,180,382)	(100,800)	$ (1,426,217)
Women in Leadership U.S. Equity Portfolio
Sold	81,777	$ 1,153,197	165,562	$ 2,583,025
Issued as reinvestment of dividends	44,158	607,244	296,222	4,637,372
Redeemed	(331,925)	(4,734,593)	(290,686)	(4,651,352)
Net Increase (Decrease)	(205,990)	$ (2,974,152)	171,098	$ 2,569,045
Quantitative U.S. Long/Short Equity Portfolio — Advisor
Sold	21,882	$ 310,350	1,048,989	$ 14,521,789
Issued as reinvestment of dividends	4,670	66,595	—	—
Redeemed	(582,592)	(8,251,777)	(1,938,341)	(26,207,201)
Net Decrease	(556,040)	$ (7,874,832)	(889,352)	$ (11,685,412)
Quantitative U.S. Long/Short Equity Portfolio — Institutional
Sold	55,961	$ 796,921	137,385	$ 1,881,412
Issued as reinvestment of dividends	13,245	190,052	—	—
Redeemed	(96,305)	(1,377,084)	(90,057)	(1,234,120)
Net Increase (Decrease)	(27,099)	$ (390,111)	47,328	$ 647,292
Quantitative U.S. Total Market Equity Portfolio
Sold	181,412	$ 3,259,094	1,354,988	$ 26,424,079
Issued as reinvestment of dividends	8,890	161,413	286,877	5,553,388
Redeemed	(554,199)	(10,123,620)	(750,418)	(13,649,622)
Net Increase (Decrease)	(363,897)	$ (6,703,113)	891,447	$ 18,327,845
Strategic Equity Portfolio
Sold	192,152	$ 5,319,509	106,633	$ 3,165,189
Issued as reinvestment of dividends	500,642	13,049,989	763,258	24,516,049
Redeemed	(1,719,301)	(47,673,258)	(1,441,599)	(42,291,383)
Net Decrease	(1,026,507)	$ (29,303,760)	(571,708)	$ (14,610,145)
Small Cap Equity Portfolio — Advisor
Sold	1,324,515	$ 41,022,971	1,324,335	$ 45,922,789
Issued as reinvestment of dividends	1,617,598	47,361,617	607,337	21,396,322
Redeemed	(2,585,518)	(79,894,764)	(2,075,225)	(71,530,054)
Net Increase (Decrease)	356,595	$ 8,489,824	(143,553)	$ (4,210,943)
Small Cap Equity Portfolio — Institutional
Sold	5,177,720	$ 169,857,804	8,037,573	$ 302,799,384
Issued as reinvestment of dividends	1,032,074	32,367,932	428,691	15,995,496
Redeemed	(6,754,403)	(220,745,477)	(14,209,188)	(500,935,680)
Net Decrease	(544,609)	$ (18,519,741)	(5,742,924)	$(182,140,800)
Equity Income Portfolio
Sold	106,842	$ 1,577,914	136,724	$ 2,026,389
Issued as reinvestment of dividends	45,341	659,102	66,619	1,028,822
Redeemed	(318,972)	(4,613,366)	(101,565)	(1,474,977)
Net Increase (Decrease)	(166,789)	$ (2,376,350)	101,778	$ 1,580,234
Secured Options Portfolio — Advisor
Sold	492,317	$ 6,274,922	1,219,393	$ 15,992,808
Issued as reinvestment of dividends	—	—	808,851	10,595,950
Redeemed	(2,222,291)	(27,090,955)	(2,020,911)	(25,810,946)
Net Increase (Decrease)	(1,729,974)	$ (20,816,033)	7,333	$ 777,812
186

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
	Year Ended 10/31/23		Year Ended 10/31/22
	Shares	Amount	Shares	Amount
Secured Options Portfolio — Institutional
Sold	4,959,749	$ 63,262,081	18,204,948	$ 233,763,186
Issued as reinvestment of dividends	—	—	2,730,613	36,207,927
Redeemed	(6,808,079)	(85,964,397)	(6,980,155)	(91,273,996)
Net Increase (Decrease)	(1,848,330)	$ (22,702,316)	13,955,406	$ 178,697,117
Global Secured Options Portfolio
Sold	765,860	$ 3,595,496	3,310,207	$ 15,746,872
Issued as reinvestment of dividends	113	549	48,018	232,886
Redeemed	(794,530)	(3,714,740)	(1,677,037)	(8,178,013)
Net Increase (Decrease)	(28,557)	$ (118,695)	1,681,188	$ 7,801,745
Core Fixed Income Portfolio
Sold	13,735,617	$ 127,604,558	6,750,991	$ 68,365,232
Issued as reinvestment of dividends	87,746	826,692	89,556	930,832
Redeemed	(7,486,150)	(70,323,354)	(10,134,141)	(101,979,440)
Net Increase (Decrease)	6,337,213	$ 58,107,896	(3,293,594)	$ (32,683,376)
Short Term Tax Aware Fixed Income Portfolio
Sold	278,027	$ 2,713,393	2,588,172	$ 25,437,020
Issued as reinvestment of dividends	11,230	110,001	5,276	51,991
Redeemed	(2,390,062)	(23,408,095)	(2,279,488)	(22,464,347)
Net Increase (Decrease)	(2,100,805)	$ (20,584,701)	313,960	$ 3,024,664
High Yield Municipal Portfolio
Sold	7,579,728	$ 70,429,786	3,292,275	$ 34,100,462
Issued as reinvestment of dividends	19,737	183,216	201,393	2,217,177
Redeemed	(7,288,982)	(67,358,388)	(11,422,712)	(110,478,751)
Net Increase (Decrease)	310,483	$ 3,254,614	(7,929,044)	$ (74,161,112)
As of October 31, 2023, with the exception of the Small Cap Equity Portfolio, Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio and Secured Options Portfolio, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over a significant portion of each Portfolio’s outstanding shares. The following Portfolios have shareholders which, to the Fund’s knowledge, own beneficially 5% or more of the shares outstanding of a Portfolio or class of a Portfolio as of October 31, 2023. The total percentage of the shares of a Portfolio or class of a Portfolio held by such shareholders is as follows:
	5% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Quantitative U.S Large Cap Core Equity Portfolio (Advisor Class)	2	36%
Quantitative U.S. Large Cap Core Equity Portfolio (Institutional Class)	5	86%
Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class)	2	73%
Quantitative U.S. Large Cap Growth Equity Portfolio (Institutional Class)	2	89%
Quantitative U.S. Large Cap Value Equity Portfolio	1	97%
Quantitative U.S. Small Cap Equity Portfolio	1	98%
Responsible ESG U.S. Equity Portfolio	2	19%
Women in Leadership U.S. Equity Portfolio	6	51%
Quantitative International Equity Portfolio	3	36%
Quantitative U.S. Long/Short Equity Portfolio (Institutional Class)	3	41%
Quantitative U.S. Total Market Equity Portfolio	2	72%
Small Cap Equity Portfolio (Advisor Class)	3	55%
Small Cap Equity Portfolio (Institutional Class)	2	90%
Equity Income Portfolio	3	23%
Secured Options Portfolio (Advisor Class)	3	61%
Secured Options Portfolio (Institutional Class)	4	98%
Global Secured Options Portfolio	2	99%
Short Term Tax Aware Fixed Income Portfolio	3	33%
187

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
6.  Lending of Portfolio Securities
As of October 31, 2023, the following Portfolios had outstanding loans of securities to certain approved brokers for which such Portfolios received collateral:
Portfolio	Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non-Cash Collateral	% of Total Assets on Loan
Quantitative U.S. Large Cap Growth Equity Portfolio	$ 1,480,335	$ 1,477,476	$ —	0.08
Quantitative U.S. Small Cap Equity Portfolio	81,315	47,576	35,891	5.38
Quantitative International Equity Portfolio	154,266	159,978	—	0.68
Quantitative U.S. Long/Short Equity Portfolio	794,629	844,020	—	0.95
Quantitative U.S. Total Market Equity Portfolio	828,794	880,308	—	1.76
Small Cap Equity Portfolio	55,268,483	46,063,709	9,691,414	5.52
Core Fixed Income Portfolio	16,464,481	16,822,512	—	4.31
The Portfolios have adopted the disclosure provisions of FASB Accounting Standards Update ("ASU") No. 2014-11 (“ASU No. 2014-11”), Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending and other similar transactions that are accounted for as secured borrowings.
All of the securities on loan as of October 31, 2023 for the Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Core Fixed Income Portfolio and Short Term Tax Aware Fixed Income Portfolio were collateralized by cash; for the Quantitative U.S. Small Cap Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio and Small Cap Equity Portfolio were collateralized by cash and U.S. Treasuries; all of which have a contractual maturity that is considered overnight and continuous.
7.  Line of Credit
Effective November 5, 2020, the Fund and The Glenmede Portfolios, acting on behalf of their respective Portfolios, entered into unsecured committed and uncommitted lines of credit, each not to exceed $50 million, with State Street, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The lines of credit were renewed on November 4, 2021 and again on November 3, 2022 and will expire on November 2, 2023, if not renewed. Borrowings under the lines of credit bear interest rates determined at the time of such borrowings, if any, are accrued daily and based upon an annualized spread ratio comprised of the higher of the overnight federal funds effective rate or overnight bank funding rate plus 1.35%. Interest charged under this facility during the fiscal year ended October 31, 2023 is identified as Interest expense on the accompanying Statements of Operations (See note 9).
The average loans for the days outstanding and average interest rate for the Portfolios during the fiscal year ended October 31, 2023, were as follows:
	Amount Outstanding at October 31, 2023	Average Borrowings*	Days Outstanding*	Average Rate	Maximum Borrowings*
Quantitative U.S. Large Cap Core Equity Portfolio	$—	$ 7,282,609	23	5.60%	$18,500,000
Quantitative U.S. Large Cap Growth Equity Portfolio	—	15,857,143	14	5.76	51,000,000
Quantitative International Equity Portfolio	—	500,000	3	5.20	500,000
Responsible ESG U.S. Equity Portfolio	—	833,333	3	5.50	1,000,000
Quantitative U.S. Long/Short Equity Portfolio	—	1,750,000	8	5.36	2,500,000
Quantitative U.S. Total Market Equity Portfolio	—	500,000	6	6.44	500,000
Strategic Equity Portfolio	—	2,500,000	3	6.20	2,500,000
Small Cap Equity Portfolio	—	7,600,000	5	5.70	28,000,000
Equity Income Portfolio	—	785,714	7	5.84	1,000,000
Secured Options Portfolio	—	5,833,333	3	5.30	8,000,000
Global Secured Options Portfolio	—	500,000	2	5.20	500,000
Short Term Tax Aware Fixed Income Portfolio	—	1,500,000	1	5.20	1,500,000
High Yield Municipal Portfolio	—	1,111,111	18	6.48	2,500,000
* For the year ended October 31, 2023, based on the number of days borrowings were outstanding. Days Oustanding represents the total number of days during the period where there was an end of day open loan balance for a Portfolio.
188

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Concluded)
8.  Recently Issued Accounting Pronouncements and Regulatory Updates
In December 2022, the FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.
9.  Subsequent Events
Management has evaluated events and transactions subsequent to October 31, 2023 through the date the financial statements were available to be issued, and has determined that, other than the item listed below, there were no other material events that would require recognition or disclosure in the Fund’s financial statements. On November 2, 2023, the Fund and the Glenmede Portfolios renewed their lines of credit on substantially identical terms to the expiring lines of credit. As renewed, the lines of credit will expire on October 31,2024, unless subsequently renewed.
189

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio, High Yield Municipal Portfolio, Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio, High Yield Municipal Portfolio, Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio (constituting The Glenmede Fund, Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, of cash flows of Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2023, the results of each of their operations and cash flows of Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in the Glenmede family of funds since 1988.
190

The Glenmede Portfolios

Statement Of Assets And Liabilities October 31, 2023
Muni Intermediate Portfolio
Assets:
Investments at value[1]	$ 310,239,517
Cash	1,550,785
Receivable for fund shares sold	190,229
Interest receivable	4,139,676
Total assets	316,120,207
Liabilities:
Payable for when-issued securities purchased	4,809,000
Payable for fund shares redeemed	2,032
Payable for Trustees’ fees	9,000
Payable for Shareholder Servicing fees	40,850
Accrued expenses	106,659
Total liabilities	4,967,541
Net Assets	$311,152,666
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 30,764
Paid-in capital in excess of par value	334,571,255
Total distributable earnings	(23,449,353)
Total Net Assets	$311,152,666
Shares Outstanding	30,764,147
Net Asset Value Per Share	$ 10.11
[1] Investments at cost	$322,188,601
See Notes to Financial Statements.
191

THE GLENMEDE PORTFOLIOS

Statement Of Operations
For the Year Ended October 31, 2023
Muni Intermediate Portfolio
Investment income:
Interest	$ 8,226,597
Total investment income	8,226,597
Expenses:
Administration, transfer agent and custody fees	162,936
Professional fees	65,492
Shareholder report expenses	17,239
Shareholder servicing fees	485,731
Trustees’ fees and expenses	37,281
Registration and filing fees	13,346
Other expenses	33,253
Total expenses	815,278
Net investment income	7,411,319
Realized and unrealized loss:
Net realized loss on:
Investment transactions	(2,002,952)
Net change in unrealized loss on:
Investments	(1,815,554)
Net realized and unrealized loss	(3,818,506)
Net increase in net assets resulting from operations	$ 3,592,813
See Notes to Financial Statements.
192

The Glenmede Portfolios

Statements Of Changes In Net Assets
For the Year Ended October 31, 2023
Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 7,411,319
Net realized loss on:
Investment transactions	(2,002,952)
Net change in unrealized loss on:
Investments	(1,815,554)
Net increase in net assets resulting from operations	3,592,813
Distributions from earnings	(7,111,514)
Net increase in net assets from capital share transactions (See note 4)	92,763,873
Net increase in net assets	89,245,172
NET ASSETS:
Beginning of year	221,907,494
End of year	$311,152,666

For the Year Ended October 31, 2022
Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 4,463,813
Net realized loss on:
Investment transactions	(10,210,110)
Net change in unrealized loss on:
Investments	(16,620,749)
Net increase (decrease) in net assets resulting from operations	(22,367,046)
Distributions from earnings	(6,472,523)
Net increase (decrease) in net assets from capital share transactions (See note 4)	(85,316,853)
Net increase (decrease) in net assets	(114,156,422)
NET ASSETS:
Beginning of year	336,063,916
End of year	$ 221,907,494
See Notes to Financial Statements.
193

The Glenmede Portfolios

Financial Highlights
For a share outstanding throughout each year
	Muni Intermediate Portfolio
	For the Year Ended October 31,
	2023 [1]	2022 [1]	2021 [1]	2020 [1]	2019 [1]
Net asset value, beginning of year	$ 10.13	$ 11.19	$ 11.41	$ 11.25	$ 10.73
Income from investment operations:
Net investment income	0.24	0.16	0.16	0.20	0.22
Net realized and unrealized gain (loss) on investments	(0.03)	(0.99)	(0.09)	0.21	0.52
Total from investment operations	0.21	(0.83)	0.07	0.41	0.74
Distributions to shareholders from:
Net investment income	(0.23)	(0.16)	(0.17)	(0.21)	(0.22)
Net realized capital gains	—	(0.07)	(0.12)	(0.04)	—
Total distributions	(0.23)	(0.23)	(0.29)	(0.25)	(0.22)
Net asset value, end of year	$ 10.11	$ 10.13	$ 11.19	$ 11.41	$ 11.25
Total return	2.02%	(7.51)%	0.60%	3.64%	6.90%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$311,153	$221,907	$336,064	$321,939	$311,319
Ratio of operating expenses to average net assets	0.25%	0.25%	0.24%	0.25%	0.24%
Ratio of net investment income to average net assets	2.29%	1.52%	1.45%	1.80%	1.94%
Portfolio turnover rate	47%	61%	31%	35%	34%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
See Notes to Financial Statements.
194

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — 99.7%
	Alabama — 1.3%
$3,000,000	Energy Southeast A Cooperative District, AL, Revenue Bonds, Series A-1, 5.500% due 11/1/53[1]	$ 3,050,977
1,000,000	Energy Southeast A Cooperative District, AL, Revenue Bonds, Series B-1, 5.750% due 4/1/54[1]	1,034,397
		4,085,374
	Arizona — 3.9%
5,550,000	City of Mesa, AZ, Utility System Revenue, Revenue Bonds, Refunding, 4.000% due 7/1/35	5,320,700
1,000,000	Maricopa County Unified School District No. 69 Paradise Valley, AZ, General Obligation Unlimited, Series D, 5.000% due 7/1/35	1,076,043
3,500,000	Salt River Project Agricultural Improvement and Power District, AZ, Revenue Bonds, Refunding, 5.000% due 1/1/28	3,685,380
2,015,000	Yuma Municipal Property Corp., AZ, Road & Excise Tax, Revenue Bonds, Refunding, 5.000% due 7/1/26	2,048,588
		12,130,711
	Colorado — 1.5%
1,000,000	City & County of Denver, CO, Airport System Revenue, Revenue Bonds, AMT, Series D, 5.000% due 11/15/24	1,004,848
1,195,000	City & County of Denver, CO, Airport System Revenue, Revenue Bonds, Series A, 5.000% due 11/15/24	1,201,635
1,020,000	City & County of Denver, CO, Airport System Revenue, Revenue Bonds, Series C, 5.000% due 11/15/29	1,088,543
1,280,000	Colorado Housing and Finance Authority, Revenue Bonds, Series B, 3.750% due 5/1/50	1,240,791
		4,535,817
	Connecticut — 1.4%
1,310,000	Connecticut Housing Finance Authority, Housing Finance Mortgage Program, Revenue Bonds, Refunding, Series F-1, 3.500% due 11/15/43	1,262,399
750,000	State of Connecticut, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/33	821,551
1,100,000	State of Connecticut, General Obligation Unlimited, Refunding, Series D, 5.000% due 9/15/27	1,150,207
1,000,000	State of Connecticut, Special Tax Revenue, Revenue Bonds, Series A, 5.000% due 5/1/33	1,064,650
		4,298,807
	Delaware — 1.0%
1,000,000	Delaware River & Bay Authority, Revenue Bonds, Refunding, Series C, 5.000% due 1/1/27	1,001,539
2,000,000	State of Delaware, General Obligation Unlimited, 5.000% due 2/1/26	2,057,023
		3,058,562
	District Of Columbia — 2.5%
1,700,000	District of Columbia, DC, General Obligation Unlimited, Refunding, Series A, 5.000% due 6/1/33	1,755,782
4,305,000	District of Columbia, DC, Revenue Bonds, Series A, 5.000% due 7/1/36	4,613,601
1,250,000	Washington Metropolitan Area Transit Authority Dedicated Revenue, DC, Revenue Bonds, 5.000% due 7/15/27	1,301,597
		7,670,980
See Notes to Financial Statements.
195

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Florida — 7.6%
$2,820,000	Central Florida Expressway Authority, Revenue Bonds, Refunding, Series B, 5.000% due 7/1/28	$ 2,877,349
	City of Lakeland, FL, Department of Electric Utilities, Revenue Bonds, Refunding:
2,750,000	5.000% due 10/1/25	2,799,246
2,500,000	5.000% due 10/1/35	2,653,112
1,375,000	County of Miami-Dade, FL, Aviation Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/25	1,398,101
2,610,000	County of Miami-Dade, FL, Water and Sewer System Revenue, Revenue Bonds, Refunding, Series B, 4.000% due 10/1/35	2,456,074
1,000,000	Duval County Public Schools, FL, Certificate Participation, Series A, (AGMC Insured), 5.000% due 7/1/29	1,056,590
2,375,000	Florida Insurance Assistance Interlocal Agency, Inc., Revenue Bonds, Series A-1, 5.000% due 9/1/26	2,408,851
1,500,000	Manatee County School District, FL, Certificate Participation, Series A, (AGMC Insured), 5.000% due 7/1/34	1,606,654
1,025,000	School District of Broward County, FL, Certificate Participation, Refunding, Series A, 5.000% due 7/1/27	1,049,656
1,775,000	School District of Broward County, FL, Certificate Participation, Refunding, Series C, 5.000% due 7/1/25	1,801,728
2,400,000	St Lucie County School Board, FL, Certificate Participation, Series A, (AGMC Insured), 5.000% due 7/1/34	2,566,692
1,000,000	Volusia County School Board, FL, Certificate Participation, 5.000% due 8/1/24	1,006,062
		23,680,115
	Georgia — 2.0%
2,000,000	City of Atlanta, GA, General Obligation Limited, Prerefunded 12/01/24 @ 100, 4.500% due 12/1/29	2,013,929
1,000,000	Main Street Natural Gas, Inc., GA, Revenue Bonds, Series C, 5.000% due 9/1/53[1]	993,005
2,000,000	Main Street Natural Gas, Inc., GA, Revenue Bonds, Series E-1, 5.000% due 12/1/53[1]	1,984,816
1,170,000	Municipal Electric Authority of Georgia, Project No.1, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/30	1,216,687
		6,208,437
	Hawaii — 2.4%
1,755,000	City & County Honolulu, HI, Wastewater System Revenue, Revenue Bonds, Series A, 4.000% due 7/1/30	1,746,597
1,250,000	City & County of Honolulu, HI, General Obligation Unlimited, Series B, 5.000% due 9/1/26	1,292,012
1,050,000	City & County of Honolulu, HI, General Obligation Unlimited, Series D, 5.000% due 8/1/26	1,084,104
3,405,000	State of Hawaii, General Obligation Unlimited, Refunding, Series EY, 5.000% due 10/1/27	3,468,014
		7,590,727
	Illinois — 1.0%
2,000,000	Chicago O’Hare International Airport, IL, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/32	1,986,887
1,000,000	Illinois Finance Authority, Revenue Bonds, Refunding, Series C, 5.000% due 2/15/27	1,028,537
		3,015,424
	Indiana — 0.3%
1,025,000	Indiana Municipal Power Agency, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	1,034,026
See Notes to Financial Statements.
196

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Iowa — 0.3%
$1,000,000	Iowa Finance Authority, Revenue Bonds, Refunding, 5.000% due 8/1/35	$ 1,088,311
	Kentucky — 0.3%
1,000,000	Louisville & Jefferson County Metropolitan Government, KY, Healthcare System, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/39	993,336
	Maryland — 1.4%
2,000,000	State of Maryland, General Obligation Unlimited, Series A, 5.000% due 6/1/33	2,194,822
2,000,000	State of Maryland, General Obligation Unlimited, Series B, 5.000% due 8/1/24	2,018,155
		4,212,977
	Massachusetts — 1.3%
2,850,000	Commonwealth of Massachusetts, General Obligation Limited, Series C, 5.000% due 5/1/30	2,850,770
1,000,000	Massachusetts Development Finance Agency, Revenue Bonds, 5.000% due 10/1/27	1,051,459
		3,902,229
	Michigan — 3.7%
1,500,000	Michigan Finance Authority, Revenue Bonds, Hospital Revenue Refunding Bonds, Series 2022 A, 5.000% due 4/15/28	1,555,202
715,000	Michigan Finance Authority, Revenue Bonds, Series 2014D, (AGMC Insured), 5.000% due 7/1/24	717,946
1,160,000	Michigan State Housing Development Authority, Revenue Bonds, AMT, Series B, 3.500% due 6/1/47	1,137,141
2,000,000	Michigan State University, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/29	2,128,866
2,650,000	University of Michigan, Revenue Bonds, Revenue Bonds, Refunding, Series A, 5.000% due 4/1/33	2,734,174
3,200,000	University of Michigan, Revenue Bonds, Series D-1, 3.900% due 12/1/24[1]	3,200,000
		11,473,329
	Minnesota — 2.7%
3,710,000	Metropolitan Council, MN, Minneapolis St. Paul Metropolitan Area, General Obligation Unlimited, Series B, 5.000% due 12/1/23	3,713,335
1,255,000	Minnesota Housing Finance Agency, Revenue Bonds, Refunding, Series E, (GNMA / FNMA / FHLMC Insured), 4.000% due 1/1/47	1,240,458
1,800,000	State of Minnesota, General Obligation Unlimited, Series A, 5.000% due 8/1/32	1,922,998
1,670,000	Western Minnesota Municipal Power Agency, Revenue Bonds, Prerefunded, Series A, Prerefunded 1/01/24 @ 100, 5.000% due 1/1/46	1,672,875
		8,549,666
	Missouri — 1.1%
2,000,000	City of Kansas City, MO, Sanitary Sewer System Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	2,027,962
1,620,000	Missouri Housing Development Commission, Single Family Mortgage, Revenue Bonds, Series A, (GNMA / FNMA / FHLMC Insured), 3.500% due 11/1/50	1,554,831
		3,582,793
See Notes to Financial Statements.
197

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Nebraska — 0.9%
$2,500,000	Omaha Public Power District, NE, Revenue Bonds, Refunding, Series B, 5.000% due 2/1/33[2]	$ 2,749,524
	New Jersey — 2.8%
6,000,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Series B, 3.750% due 7/1/43[1]	6,000,000
1,000,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Series-AA, 5.000% due 6/15/32	1,056,635
2,000,000	State of New Jersey, General Obligation Unlimited, 2.000% due 6/1/30	1,649,552
		8,706,187
	New Mexico — 1.7%
1,130,000	Albuquerque Municipal School District No 12, NM, General Obligation Unlimited, Series A, 5.000% due 8/1/29	1,201,832
835,000	New Mexico Mortgage Finance Authority, Revenue Bonds, Series A, (GNMA / FNMA / FHLMC Insured), 3.500% due 1/1/51	799,451
730,000	New Mexico Mortgage Finance Authority, Revenue Bonds, Series F, Class I Bond, (GNMA / FNMA / FHLMC Insured), 3.500% due 7/1/50	698,801
2,500,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Series B, 5.000% due 7/1/28	2,641,218
		5,341,302
	New York — 14.5%
1,510,000	City of New York, NY, General Obligation Unlimited, Refunding, Series C, 5.000% due 8/1/25	1,540,524
1,500,000	Long Island Power Authority, NY, Revenue Bonds, Refunding, Series F, 5.000% due 9/1/33	1,646,587
1,000,000	Metropolitan Transportation Authority, NY, Revenue Bonds, (AGMC Insured), (SOFR*0.67+0.55%), 4.108% due 11/1/32[3]	999,727
1,295,000	New York City Municipal Water Finance Authority, NY, Revenue Bonds, 5.000% due 6/15/28	1,337,953
1,315,000	New York City Transitional Finance Authority, NY, Future Tax Secured Revenue, Revenue Bonds, 5.000% due 5/1/29	1,342,557
1,650,000	New York City Transitional Finance Authority, NY, Future Tax Secured Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 11/1/26	1,706,443
1,160,000	New York City Transitional Finance Authority, NY, Future Tax Secured Revenue, Revenue Bonds, Refunding, Subseries F-1, 5.000% due 11/1/26	1,199,681
2,275,000	New York City Transitional Finance Authority, NY, Future Tax Secured Revenue, Revenue Bonds, Subseries E-1, 5.000% due 2/1/30	2,317,574
1,930,000	New York City Transitional Finance Authority, NY, Future Tax Secured Revenue, Revenue Bonds, Subseries F-1, 5.000% due 5/1/31	1,982,007
1,000,000	New York State Dormitory Authority, Revenue Bonds, 5.000% due 7/1/35	1,047,558
4,470,000	New York State Dormitory Authority, Revenue Bonds, Refunding, 5.000% due 8/1/32	4,838,319
1,035,000	New York State Dormitory Authority, Revenue Bonds, Refunding, Series A-2, 5.000% due 9/15/30	1,097,445
2,870,000	New York State Dormitory Authority, Revenue Bonds, Refunding, Series D, 5.000% due 2/15/30	2,931,032
2,000,000	New York State Dormitory Authority, Revenue Bonds, Refunding, Series E, 5.000% due 3/15/31	2,140,566
See Notes to Financial Statements.
198

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Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New York — (Continued)
$1,000,000	New York State Dormitory Authority, Revenue Bonds, Series A, (AGM State Aid withholding), 5.000% due 10/1/27	$ 1,043,286
1,500,000	New York State Dormitory Authority, Revenue Bonds, Series A, (MBIA Insured), 5.000% due 10/1/32	1,662,531
	New York State Thruway Authority, Highway Revenue Tolls, Revenue Bonds, Refunding, Series K:
1,000,000	5.000% due 1/1/31	1,003,952
1,200,000	5.000% due 1/1/32	1,196,616
1,135,000	New York State Thruway Authority, Personal Income Tax Revenue, Revenue Bonds, Series A, 4.000% due 3/15/36	1,090,440
3,000,000	New York State Urban Development Corp., Personal Income Tax, Revenue Bonds, Refunding, 5.000% due 9/15/28	3,178,662
1,025,000	New York State Urban Development Corp., Personal Income Tax, Revenue Bonds, Refunding, Series A, 5.000% due 3/15/28	1,071,804
1,400,000	New York State Urban Development Corp., Personal Income Tax, Revenue Bonds, Series A, 5.000% due 3/15/35	1,479,985
1,700,000	Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Series 205, 5.000% due 11/15/33	1,752,363
2,000,000	Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Series 231, 5.000% due 8/1/27	2,036,066
1,615,000	Triborough Bridge & Tunnel Authority, NY, Revenue Bonds, Refunding, 5.000% due 11/15/28	1,706,962
1,700,000	Triborough Bridge & Tunnel Authority, NY, Revenue Bonds, Refunding, Series C, 5.000% due 11/15/35	1,829,241
		45,179,881
	North Carolina — 0.5%
1,370,000	State of North Carolina, Revenue Bonds, Series A, 5.000% due 5/1/26	1,411,339
	North Dakota — 0.8%
2,310,000	North Dakota Public Finance Authority, Revenue Bonds, Series A, 5.000% due 10/1/29	2,428,552
	Ohio — 0.4%
1,265,000	Ohio Housing Finance Agency, Residential Mortgage, Revenue Bonds, Series D, (GNMA / FNMA / FHLMC Insured), 4.000% due 3/1/48	1,243,422
	Oklahoma — 0.6%
2,000,000	Grand River Dam Authority, OK, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/24	2,011,884
	Oregon — 2.0%
	State of Oregon Department of Transportation, Revenue Bonds, Series A:
4,725,000	4.000% due 11/15/38	4,348,772
1,900,000	5.000% due 11/15/39	1,989,993
		6,338,765
	Pennsylvania — 4.4%
1,000,000	Allegheny County Sanitary Authority, PA, Revenue Bonds, Refunding, (BAM Insured), 5.000% due 12/1/30	1,014,325
2,000,000	Commonwealth Financing Authority, PA, Revenue Bonds, 5.000% due 6/1/25	2,020,699
1,200,000	Commonwealth of Pennsylvania, General Obligation Unlimited, Refunding, Series 1, 5.000% due 1/1/27	1,246,100
1,500,000	Commonwealth of Pennsylvania, General Obligation Unlimited, Series 2, 5.000% due 9/15/25	1,532,735
2,500,000	Cumberland County Municipal Authority, PA, Revenue Bonds, 5.000% due 11/1/31	2,571,962
See Notes to Financial Statements.
199

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
	Montgomery County Higher Education & Health Authority, PA, Revenue Bonds, Refunding:
$1,850,000	5.000% due 9/1/28	$ 1,895,753
1,000,000	5.000% due 9/1/30	1,016,461
995,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue, Revenue Bonds, Series 2019-131A, 3.500% due 4/1/49	967,810
1,250,000	Pennsylvania State University, Revenue Bonds, Series A, 5.000% due 9/1/31	1,323,372
		13,589,217
	Rhode Island — 0.5%
1,600,000	State of Rhode Island, State & Providence Plantations, General Obligation Unlimited, Refunding, Series A, 5.000% due 8/1/24	1,614,052
	South Carolina — 2.9%
2,920,000	Beaufort County School District, SC, General Obligation Unlimited, Series D, 5.000% due 3/1/24	2,930,633
1,500,000	South Carolina Public Service Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/34	1,504,862
1,500,000	South Carolina Public Service Authority, Revenue Bonds, Refunding, Series A(Power), 4.000% due 12/1/33	1,386,852
3,060,000	South Carolina Public Service Authority, Revenue Bonds, Refunding, Series C, 5.000% due 12/1/24	3,084,102
		8,906,449
	Tennessee — 2.5%
1,380,000	County of Hamilton, TN, General Obligation Unlimited, Series A, 5.000% due 4/1/25	1,403,180
2,580,000	County of Williamson, TN, General Obligation Unlimited, 5.000% due 4/1/35	2,796,788
950,000	Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, TN, Revenue Bonds, 5.000% due 5/1/27	979,551
2,445,000	Metropolitan Government Nashville & Davidson County Sports Authority, TN, Revenue Bonds, Series A, (AGMC Insured), 5.000% due 7/1/34	2,638,787
		7,818,306
	Texas — 19.3%
1,500,000	Austin Independent School District, TX, General Obligation Unlimited, 5.000% due 8/1/24	1,512,511
1,110,000	Austin Independent School District, TX, General Obligation Unlimited, (PSF Guaranteed), 5.000% due 8/1/30	1,162,925
2,160,000	Beaumont Independent School District, TX, General Obligation Unlimited, Refunding, (PSF Guaranteed), 5.000% due 2/15/24	2,165,335
3,500,000	Board of Regents of the University of Texas System, TX, Revenue Bonds, Series D, 5.000% due 8/15/25	3,574,761
2,500,000	Board of Regents of the University of Texas System, TX, Revenue Bonds, Series J, 5.000% due 8/15/28	2,579,314
1,965,000	City of Austin, TX, Electric Utility Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 11/15/32	1,992,155
1,000,000	City of Dallas, TX, Waterworks and Sewer System Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 10/1/33	1,074,185
1,100,000	City of Dallas, TX, Waterworks and Sewer System Revenue, Revenue Bonds, Series C, 4.000% due 10/1/33	1,083,391
1,090,000	City of Garland, TX, Electric Utility System Revenue, Revenue Bonds, (AGMC Insured), 5.000% due 3/1/33	1,155,518
See Notes to Financial Statements.
200

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Texas — (Continued)
$1,805,000	City of Houston, TX, Airport System Revenue, Revenue Bonds, Refunding, Series B, 5.000% due 7/1/29	$ 1,885,969
1,010,000	City of Houston, TX, Combined Utility System Revenue, Revenue Bonds, Refunding, Series B, 5.000% due 11/15/28	1,037,682
1,000,000	City of San Antonio, TX, Electric and Gas Systems Revenue, Revenue Bonds, Refunding, 5.000% due 2/1/27	1,033,969
1,750,000	County of Harris, TX, General Obligation Limited, Series A, 5.000% due 10/1/25	1,785,546
1,300,000	County of Harris, TX, Revenue Bonds, Series A, 5.000% due 8/15/24	1,310,321
4,250,000	Dallas Fort Worth International Airport, TX, Revenue Bonds, Refunding, Series B, 5.000% due 11/1/32	4,558,578
5,000,000	Dallas Independent School District, TX, General Obligation Unlimited, Refunding, (PSF Guaranteed), 5.000% due 2/15/24	5,015,933
	Harris County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, Refunding, Children’s Hospital Project:
1,850,000	5.000% due 10/1/26	1,877,707
1,000,000	5.000% due 10/1/27	1,014,080
2,500,000	Lake Travis Independent School District, TX, General Obligation Unlimited, Refunding, 5.000% due 2/15/24	2,506,748
2,000,000	Lower Colorado River Authority, TX, Revenue Bonds, Refunding, 5.000% due 5/15/25	2,030,252
1,000,000	North Texas Tollway Authority, Revenue Bonds, Refunding, 5.000% due 1/1/32	1,034,016
	North Texas Tollway Authority, Revenue Bonds, Refunding, Series A:
2,000,000	5.000% due 1/1/27[2]	2,068,582
4,000,000	5.000% due 1/1/30	4,017,552
2,175,000	Northside Independent School District, TX, General Obligation Unlimited, Refunding, (PSF Guaranteed), 5.000% due 8/15/30	2,287,223
3,160,000	Round Rock Independent School District, TX, General Obligation Unlimited, Refunding, (PSF Guaranteed), 5.000% due 8/1/24	3,186,123
1,000,000	San Antonio Independent School District, TX, General Obligation Unlimited, Series 2022, (PSF Guaranteed), 5.000% due 8/15/24	1,009,100
1,500,000	San Antonio Water System, TX, Revenue Bonds, Refunding, Series A, 5.000% due 5/15/28	1,571,509
1,225,000	San Marcos Consolidated Independent School District, TX, General Obligation Unlimited, (PSF Guaranteed), 5.000% due 8/15/32	1,327,258
3,000,000	Texas Water Development Board, Revenue Bonds, 5.000% due 8/1/32	3,111,789
		59,970,032
	Utah — 0.3%
	Intermountain Power Agency, UT, Revenue Bonds, Series A:
500,000	5.000% due 7/1/36	531,825
500,000	5.000% due 7/1/37	528,248
		1,060,073
	Virginia — 3.0%
1,670,000	Virginia College Building Authority, Revenue Bonds, 5.000% due 9/1/26	1,728,854
4,000,000	Virginia College Building Authority, Revenue Bonds, Refunding, Series B (State Intercept), 5.000% due 9/1/26	4,090,781
	Virginia College Building Authority, Revenue Bonds, Series A:
1,000,000	4.000% due 2/1/29	1,005,763
2,595,000	5.000% due 2/1/31	2,655,882
		9,481,280
See Notes to Financial Statements.
201

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2023
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Washington — 6.0%
$1,000,000	City of Bellevue, WA, General Obligation Limited, Refunding, 4.000% due 12/1/35	$ 974,094
2,000,000	City of Everett, WA, Water & Sewer Revenue, Revenue Bonds, Refunding, 5.000% due 12/1/24	2,024,833
1,990,000	County of King, WA, General Obligation Limited, Series A, 5.000% due 1/1/30	2,135,165
1,205,000	Grays Harbor County Public Utility District No. 1, WA, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	1,217,115
500,000	King County School District No. 403 Renton, WA, General Obligation Unlimited, (School Bond Guaranty), 5.000% due 12/1/25	511,698
3,600,000	King County School District No. 405 Bellevue, WA, General Obligation Unlimited, (School Bond Guaranty), 5.000% due 12/1/25	3,603,029
1,500,000	Port of Seattle, WA, Revenue Bonds, Refunding, Series B, 5.000% due 3/1/35	1,504,560
2,500,000	State of Washington, General Obligation Unlimited, Series A, 5.000% due 8/1/35	2,673,342
4,000,000	State of Washington, General Obligation Unlimited, Series R, 4.000% due 7/1/24	4,004,916
		18,648,752
	Wisconsin — 0.3%
910,000	County of Outagamie, WI, General Obligation Unlimited, Series C, 2.800% due 11/1/30	805,161
	Wyoming — 0.6%
1,860,000	Wyoming Community Development Authority, Housing Revenue, Revenue Bonds, Refunding, Series 3, 4.000% due 6/1/43	1,823,718
	TOTAL MUNICIPAL BONDS (Cost $322,188,601)	310,239,517
TOTAL INVESTMENTS (Cost $322,188,601)	99.7%	$310,239,517
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3	913,149
NET ASSETS	100.0%	$311,152,666

*	Percentages indicated are based on net assets.
[1]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2023.
[2]	When-issued security.
[3]	Floating Rate Bond. Rate shown is as of October 31, 2023.

Abbreviations:
AGMC — Assured Guaranty Municipal Corporation
AMT — Alternative Minimum Tax
BAM — Build America Mutual
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
MBIA — Municipal Bond Investors Assurance
PSF — Permanent School Fund
See Notes to Financial Statements.
202

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2023
STATE DIVERSIFICATION
On October 31, 2023, State Diversification of the Portfolio was as follows:
	% of Net Assets	Value
STATE:
Texas	19.3%	$ 59,970,032
New York	14.5	45,179,881
Florida	7.6	23,680,115
Washington	6.0	18,648,752
Pennsylvania	4.4	13,589,217
Arizona	3.9	12,130,711
Michigan	3.7	11,473,329
Virginia	3.0	9,481,280
South Carolina	2.9	8,906,449
New Jersey	2.8	8,706,187
Minnesota	2.7	8,549,666
Tennessee	2.5	7,818,306
District of Columbia	2.5	7,670,980
Hawaii	2.4	7,590,727
Oregon	2.0	6,338,765
Georgia	2.0	6,208,437
New Mexico	1.7	5,341,302
Colorado	1.5	4,535,817
Connecticut	1.4	4,298,807
Maryland	1.4	4,212,977
Alabama	1.3	4,085,374
Massachusetts	1.3	3,902,229
Missouri	1.1	3,582,793
Delaware	1.0	3,058,562
Illinois	1.0	3,015,424
Nebraska	0.9	2,749,524
North Dakota	0.8	2,428,552
Oklahoma	0.6	2,011,884
Wyoming	0.6	1,823,718
Rhode Island	0.5	1,614,052
North Carolina	0.5	1,411,339
Ohio	0.4	1,243,422
Iowa	0.3	1,088,311
Utah	0.3	1,060,073
Indiana	0.3	1,034,026
Kentucky	0.3	993,336
Wisconsin	0.3	805,161
TOTAL MUNICIPAL BONDS	99.7%	$310,239,517
TOTAL INVESTMENTS	99.7%	$310,239,517
See Notes to Financial Statements.
203

The Glenmede Portfolios

Notes to Financial Statements
1.  Organization and Significant Accounting Policies
The Glenmede Portfolios (the “Fund”) is an investment company that was organized as a Massachusetts business trust on March 3, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2023, the Fund offered shares of one sub-trust, the Muni Intermediate Portfolio (the “Portfolio”). The Portfolio is classified as diversified.
The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”) including, but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.
Valuation of Securities:  Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations. These valuations are typically categorized as Level 2 in the fair value hierarchy described below. When market quotations are deemed not readily available, unreliable or not indicative of fair value, municipal obligations are valued in a manner which is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. Debt obligations with maturities of 60 days or less at the time of purchase are valued on the basis of amortized cost and are typically categorized as Level 2 in the fair value hierarchy.
With respect to the Portfolio’s investments that do not have readily available market quotations, the Board has designated the Portfolio’s investment advisor as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").  If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board ("Valuation Procedures"). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NASDAQ Close, that materially affect the values of a Portfolio’s holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Investments valued using significant unobservable inputs are generally categorized as Level 3 in the fair value hierarchy. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Portfolio’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Portfolio could obtain the fair value assigned to an investment if the Portfolio were to sell the investment at approximately the time at which the Portfolio determines its NAV.
FASB ASC Topic 820, “Fair Value Measurements” defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:
Level 1 — quoted prices in active markets for identical investments;
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others) or valuations based on quoted prices in markets that are not active; and
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
204

The Glenmede Portfolios

Notes to Financial Statements — (Continued)
Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.
The Muni Intermediate Portfolio had all long-term investments, that were placed at Level 2 of the valuation hierarchy at October 31, 2023.
Banking Impairment or Failure:  The impairment or failure of one or more banks with which the Portfolio transacts may inhibit the Portfolio’s ability to access depository accounts. In such cases, the Portfolio may be forced to delay or forgo investments, resulting in lower Portfolio performance. In the event of such a failure of a banking institution where the Portfolio holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation ("FDIC") protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Portfolio may not recover such excess, uninsured amounts.
Municipal Securities:  The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Portfolio’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
Shareholders should consult the Portfolio’s prospectus for a complete listing of risks associated with the Portfolio.
Securities Transactions and Investment Income:  Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts.
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. The Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.
Dividends and Distributions to Shareholders:  Dividends from net investment income, if any, are declared and paid monthly. The Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for the Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”).
Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by the Portfolio.
Federal Income Taxes:  The Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.
“ Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2023 remain subject to examination by the Internal Revenue Service. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
On October 31, 2023, the tax year end of the Fund, the Portfolio had available capital loss carryforwards to be utilized in future periods to offset future capital gains as follows:
Portfolio	Unlimited (Short-Term)	Unlimited (Long-Term)
Muni Intermediate Portfolio	$4,121,267	$8,091,795
205

The Glenmede Portfolios

Notes to Financial Statements — (Continued)
As of October 31, 2023, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Tax-exempt Income	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards	Total Distributable Earnings
Muni Intermediate Portfolio	$712,793	$(11,949,084)	$(12,213,062)	$(23,449,353)
For the fiscal year ended October 31, 2023, the Portfolio’s components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis. Such reclasses had no effect on net assets.
As of October 31, 2023, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:
Portfolio	Tax Exempt	Ordinary Income
Muni Intermediate Portfolio	$7,096,737	$14,777
As of October 31, 2022, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
Muni Intermediate Portfolio	$4,464,310	$17,024	$1,991,189
As of October 31, 2023, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:
Portfolio	Cost	Appreciation	(Depreciation)	Net
Muni Intermediate Portfolio	$322,188,601	$20,015	$11,969,099	$(11,949,084)
Other:  In the normal course of business, the Portfolio enters into contracts that may include agreements to indemnify another party under given circumstances. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Portfolio. However, based on experience, the risk of material loss from such claims is considered to be remote.
2.  Investment Advisory Fee, Administration Fee and Other Related Party Transactions
Glenmede Investment Management LP (the “Advisor” or "GIM"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Portfolio, pursuant to an investment management agreement with the Portfolio. Under this agreement, the Advisor manages the Portfolio, subject to the general supervision of the Board.
The Portfolio does not pay a management fee for advisory services. The investors in the Portfolio are the clients of Glenmede Trust or its affiliated companies (“Affiliates”). Glenmede Trust or its Affiliates charge a fee directly to their clients for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client, and are generally 1.25% or less of the clients’ assets under management.
The Portfolio pays Glenmede Trust shareholder servicing fees at the annual rate of 0.15% of the Portfolio’s average daily net assets.
State Street Bank and Trust Company (“State Street”) serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Portfolio. The Portfolio pays State Street a fee based on the combined aggregate average daily net assets of the Portfolio and The Glenmede Fund, Inc., an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly.
ACA Group/Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Principal Consultant of ACA Group.
Quasar Distributors, LLC (“Quasar”) serves as distributor of the Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Portfolio.
The Portfolio pays each Board member an annual fee of $6,000 and out-of-pocket expenses incurred in attending Board meetings.
206

The Glenmede Portfolios

Notes to Financial Statements — (Concluded)
Expenses for the fiscal year ended October 31, 2023 include legal fees paid to Faegre Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Trustees. A partner of the law firm is Secretary of the Fund.
3.  Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:
Portfolio	Purchases	Sales
Muni Intermediate Portfolio	$230,305,750	$141,165,865
4.  Shares of Beneficial Interest
The Portfolio may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:
	Year Ended 10/31/23		Year Ended 10/31/22
	Shares	Amount	Shares	Amount
Muni Intermediate Portfolio
Sold	18,932,540	$ 197,027,571	8,584,040	$ 90,149,323
Issued as reinvestment of dividends	1,172	12,181	179,197	1,993,939
Redeemed	(10,068,164)	(104,275,879)	(16,889,273)	(177,460,115)
Net Increase (Decrease)	8,865,548	$ 92,763,873	(8,126,036)	$ (85,316,853)
As of October 31, 2023, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolio’s outstanding shares. The Portfolio had 1 shareholder that beneficially owned 5.83% of the shares outstanding of the Portfolio as of October 31, 2023.
5.  Line of Credit
Effective November 5, 2020, the Fund and The Glenmede Fund, Inc., acting on behalf of their respective Portfolios, entered into unsecured committed and uncommitted lines of credit, each not to exceed $50 million, with State Street, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The lines of credit were renewed on November 4, 2021 and again on November 3, 2022 and will expire on November 2, 2023, if not renewed. Borrowings under the lines of credit bear interest rates determined at the time of such borrowings, if any, are accrued daily and based upon an annualized spread ratio comprised of the higher of the overnight federal funds effective rate or overnight bank funding rate plus 1.35%. Interest charged under this facility during the fiscal year ended October 31, 2023 is identified as Interest expense on the accompanying Statement of Operations.
The Muni Intermediate Portfolio did not have any borrowings during the fiscal year ended October 31, 2023.
6.  Recently Issued Accounting Pronouncements and Regulatory Updates
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.
7.  Subsequent Events
Management has evaluated events and transactions subsequent to October 31, 2023 through the date the financial statements were available to be issued, and has determined that, other than the item listed below, there were no other material events that would require recognition or disclosure in the Fund’s financial statements. On November 2, 2023, the Fund and the Glenmede Fund, Inc. renewed their line of credit on substantially identical terms to the expiring lines of credit. As renewed, the lines of credit will expire on October 31, 2024, unless subsequently renewed.
207

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Muni Intermediate Portfolio (constituting the Glenmede Portfolios, hereafter referred to as the "Portfolio") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in the Glenmede family of funds since 1988.
208

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited)
For the fiscal year ended October 31, 2023
Of the ordinary distributions made during the fiscal year ended October 31, 2023, the following percentages have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.
Secured Options Portfolio	99.50%
Global Secured Options Portfolio	98.67%
Core Fixed Income Portfolio	78.45%
Of the ordinary distributions made during the fiscal year ended October 31, 2023, the following percentages qualify for the dividends received deduction available to corporate shareholders:
Quantitative U.S. Large Cap Core Equity Portfolio	100.00%
Quantitative U.S. Large Cap Growth Equity Portfolio	100.00%
Quantitative U.S. Large Cap Value Equity Portfolio	100.00%
Quantitative U.S. Small Cap Equity Portfolio	100.00%
Responsible ESG U.S. Equity Portfolio	100.00%
Women in Leadership U.S. Equity Portfolio	100.00%
Quantitative U.S. Long/Short Equity Portfolio	65.81%
Quantitative U.S. Total Market Equity Portfolio	100.00%
Strategic Equity Portfolio	100.00%
Small Cap Equity Portfolio	98.83%
Equity Income Portfolio	100.00%
The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (the "SEC") (book) purposes and Internal Revenue Service (tax) purposes.
Foreign Taxes Paid or Withheld
Portfolio	Total
Quantitative International Equity Portfolio	$190,415
The foreign taxes paid or withheld per share represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
The Fund paid long-term capital gain distributions of:
Quantitative U.S. Large Cap Core Equity Portfolio	$177,242,936
Quantitative U.S. Large Cap Growth Equity Portfolio	$155,919,462
Quantitative U.S. Large Cap Value Equity Portfolio	$ 65,709
Quantitative U.S. Small Cap Equity Portfolio	$ 115,894
Responsible ESG U.S. Equity Portfolio	$ 1,594,354
Women in Leadership U.S. Equity Portfolio	$ 535,266
Quantitative U.S. Total Market Equity Portfolio	$ 89,107
Strategic Equity Portfolio	$ 16,788,343
Small Cap Equity Portfolio	$114,353,606
Equity Income Portfolio	$728,907
The above figures may differ from those cited elsewhere in this report due to differences between reporting requirements for SEC (book) purposes and Internal Revenue Service (tax) purposes.
Qualified dividend income (“QDI”) received through October 31, 2023, that qualified for a reduced tax rate pursuant to the Code Section 1 (h)(11) are as follows:
Quantitative U.S. Large Cap Core Equity Portfolio	$15,659,620
Quantitative U.S. Large Cap Growth Equity Portfolio	$ 7,652,051
Quantitative U.S. Large Cap Value Equity Portfolio	$ 30,460
Quantitative U.S. Small Cap Equity Portfolio	$ 13,454
Quantitative International Equity Portfolio	$ 475,297
Responsible ESG U.S. Equity Portfolio	$ 220,808
Women in Leadership U.S. Equity Portfolio	$243,034
209

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited) — (Concluded)
For the fiscal year ended October 31, 2023
Quantitative U.S. Long/Short Equity Portfolio	$854,826
Quantitative U.S. Total Market Equity Portfolio	$ 207,152
Strategic Equity Portfolio	$ 2,464,084
Small Cap Equity Portfolio	$13,026,764
Equity Income Portfolio	$356,810
Qualified interest income (“QII”) received through October 31, 2023, that qualified for a reduced tax rate pursuant to the Code Section 871 (k) are as follows:
Secured Options Portfolio	86.77%
Global Secured Options Portfolio	56.90%
Core Fixed Income Portfolio	27.95%
Short Term Tax Aware Fixed Income Portfolio	7.08%
Of the dividends paid by the Short Term Tax Aware Fixed Income Portfolio, High Yield Municipal Portfolio and Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2023, 77.71%, 95.39% and 99.79% respectively, is tax-exempt for regular Federal income taxes.
210

The Glenmede Fund, Inc.
The Glenmede Portfolios

Board Members and Officers Table (Unaudited)
The information pertaining to the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund") and the Board of Trustees of The Glenmede Portfolios (together with Glenmede Fund, the “Funds”) and their respective officers is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors/Trustees and is available without charge, upon request, by calling 1-800-442-8299. Each Director/Trustee holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director/Trustee and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the applicable Board or shareholders. Each officer is elected by the applicable Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified. The address of each Board member is c/o State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114, Attention: Fund Administration Legal Department.
Independent Directors/Trustees(1)
Name and Year of Birth	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee
Andrew Phillips Year of birth: 1962	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since September 2022)	Adjunct Professor - College of Management (since 2021), Long Island University; Senior Performance Officer (2013-2015), Global Head of Institutional and Alternatives Product Strategy (2012-2013), Global Chief Performance Officer (2010-2012), Global Chief Operating Officer (2007-2010) and Managing Director - Americas Fixed Income Executive Team, BlackRock, Inc.	18	None
H. Franklin Allen, Ph.D. Year of birth: 1956	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Vice Dean Research and Faculty of the Imperial College Business School (since 2019); Professor of Finance and Economics and Executive Director of the Brevan Howard Centre for Financial Analysis at the Imperial College London (since 2014); Professor Emeritus of Finance, The Wharton School of The University of Pennsylvania since June 2016; Professor of Finance and Economics (1990-1994); Vice Dean and Director of Wharton Doctoral Programs (1990-1993). Employed by The University of Pennsylvania (from 1980-2016).	18	None
William L. Cobb, Jr. Year of birth: 1947	Director of Glenmede Fund, Trustee of Glenmede Portfolios (since February 2007) and Chairman of the Funds (since December 2021)	Former Executive Vice President and Former Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (1999-2014); Chair and Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church (until 2013); Chair and Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church (until 2013); Vice Chairman, J.P. Morgan Investment Management (1994-1999).	18	Director, TCW Direct Lending LLC
211

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The Glenmede Portfolios

Board Members and Officers Table (Unaudited) — (Continued)
Name and Year of Birth	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee
Harry Wong Year of birth: 1948	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Managing Director, Knight Capital Americas, L.P., an operating subsidiary of Knight Capital Group Inc. (investment banking) (2009-2011); Managing Director, Long Point Advisors, LLC (business consulting) (2003-2012); Managing Director, BIO-IB LLC (healthcare investment banking) (2004-2009); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct Faculty Member, Sacred Heart University (2003-2007).	18	None
(1)Independent Directors/Trustees are those Directors/Trustees who are not “interested persons” of the Funds as defined in the 1940 Act.
212

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The Glenmede Portfolios

Board Members and Officers Table (Unaudited) — (Continued)
Interested Directors/Trustees(2)
Name and Year of Birth	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee
Susan W. Catherwood(2) Year of birth: 1943	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001), Compensation Committee (since 1993) and Nominating Committee (Since 2018), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Board Member, Monell Chemical Senses Center; Director: Thomas Skelton Harrison Foundation and The Catherwood Foundation; Fellow and serves on Finance and Investment Committees, and former Board member, College of Physicians of Philadelphia; Former Member and Chair, The Women’s Committee and Penn Museum Board of Overseers of the University of Pennsylvania;Former Board Chair, University of Pennsylvanita Health System (1991 - 1999).	18	None
Mary Ann B. Wirts(2) Year of birth: 1951	Director of Glenmede Fund (since June 2020) and Trustee of Glenmede Portfolios (since June 2020)	Managing Director and Chief Administrative Officer of Glenmede Trust (until 2020); Managing Director and Chief Administrative Officer of Glenmede Investment Management LP (2006-2020); First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006).	18	None
(2)Interested Directors/Trustees are those Directors/Trustees who are “interested persons” of the Funds as defined in the 1940 Act. Susan W. Catherwood and Mary Ann B. Wirts are considered to be “interested” Director/Trustees of the Funds because of their current or prior affiliations with Glenmede Trust, the parent company of the Funds’ investment advisor, GIM, and/or their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.
213

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The Glenmede Portfolios

Board Members and Officers Table (Unaudited) — (Concluded)
Officers
Name, Address and Year of Birth	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years
Kent E. Weaver, Jr. 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Year of birth: 1967	President of the Funds since November 2019.	President of Glenmede Investment Management LP (since 2021); Director of Client Service of Glenmede Investment Management LP (July 2015-2021); Former Director of Client Service and Sales, Chief Compliance Officer of Philadelphia International Advisors, LP (2002-June 2015).
Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Year of birth: 1966	Executive Vice President of the Funds since December 1997; Assistant Treasurer of the Funds since December 2020.	Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2008. Employed by Glenmede Trust 1993-2008 and Glenmede Advisers 2000-2008.
Christopher E. McGuire 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Year of birth: 1973	Treasurer of the Funds since December 2019.	Director of Administration of Glenmede Investment Management LP (since October 2019); Managing Director, State Street Bank and Trust Company (from 2007 - October 2019).
Michael P. Malloy One Logan Square, Suite 2000 Philadelphia, PA 19103- 6996 Year of Birth: 1959	Secretary of the Funds since January 1995.	Partner in the law firm of Faegre Drinker Biddle & Reath LLP.
Eimile J. Moore 3 Canal Plaza, Suite 100, 3rd Floor Portland, ME 04101 Year of brith: 1969	Chief Compliance Officer of the Funds since December 2017.	Principal Consultant ACA Group (since 2011); Vice President/Business Manager, JP Morgan Distribution Services, Inc. (2006-2011).
Daniel P. Bulger One Congress Street, Suite 1 Boston, MA 02114 Year of birth: 1966	Assistant Secretary of the Funds since December 2022.	Vice President and Counsel, State Street Bank and Trust Company (2016-present).
Rebecca Tran Savage One Congress Street, Suite 1 Boston, MA 02114 Year of Birth: 1981	Assistant Secretary of the Funds since December 2022.	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (May 2022 - present).
214

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The Glenmede Portfolios

(Unaudited)
Proxy Voting
A description of the policies and procedures that the Funds’ investment advisor and sub-advisor use to vote proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Holdings
The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year as an attachment to Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. You may also visit the Funds’ website at www.glenmedeim.com or call 1-800-442-8299 for this and other information about the Funds.
Board of Directors’/Trustees’ Consideration of Investment Advisory Agreements
At a meeting held on September 8, 2023, the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the “Boards”) renewed the Investment Advisory Agreements for each Portfolio of the Funds and the Sub-Advisory Agreement for the High Yield Municipal Portfolio.
In determining whether to renew the Investment Advisory Agreements and Sub-Advisory Agreement (collectively, the “Agreements”), the Boards, including all of the Directors/Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards’ fiduciary duties, responsibilities and the factors the Boards should consider in their evaluation of the Agreements; (2) reports prepared by an independent rating and ranking organization and charts prepared by Glenmede Investment Management LP (the “Advisor”) and AllianceBernstein L.P. (“AllianceBernstein”), the sub-advisor to the High Yield Municipal Portfolio, comparing the performance of each Portfolio it advises or sub-advises, as applicable,  to the performance of its applicable benchmark index and relevant peer group; (3) a Broadridge Financial Solutions, Inc. (“Broadridge”) report comparing each Portfolio’s advisory fees, if any, and expenses to those of its relevant peer group; and (4) reports and presentations by representatives of the Advisor and AllianceBernstein, as applicable, that described: (i) the nature, extent and quality of the Advisor’s services provided to its Portfolios; (ii) the nature, extent and quality of AllianceBernstein’s sub-advisory services provided to the High Yield Municipal Portfolio; (iii) the experience and qualifications of the personnel providing those services; (iv) their organizational structures, financial information, insurance coverage and Forms ADV; (v) their investment philosophies and processes; (vi) their assets under management and client types; (vii) the Advisor’s soft dollar commission policy, including information on the types of research and services obtained in connection with soft dollar commissions and the Advisor’s and AllianceBernstein’s trade allocation policies; (viii) the current advisory fee arrangements with those Portfolios that charge advisory fees; (ix) the contractual fee and expense waivers in effect for the Quantitative U.S. Long/Short Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Equity Income Portfolio, Global Secured Options Portfolio, Women in Leadership U.S. Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Short Term Tax Aware Fixed Income Portfolio and Quantitative U.S. Total Market Equity Portfolio; (x) the advisory fee arrangements with the Advisor’s and AllianceBernstein’s other similarly managed clients, if any; (xi) their compliance processes and conflicts of interest assessments; (xii) the Advisor’s profitability analyses related to providing services to the Portfolios; (xiii) AllianceBernstein’s assessment of its profitability in managing the High Yield Municipal Portfolio and the fact that the sub-advisory fee is only a component of the overall advisory fee paid by the High Yield Municipal Portfolio to the Advisor; and (xiv) the extent to which economies of scale are relevant to the Portfolios. The Directors/Trustees considered the written materials, the Advisor’s and AllianceBernstein’s presentations, the Funds’ Chief Compliance Officer’s quarterly and annual reports, and deliberated on the Agreements in light of this information together with information provided to the Directors/Trustees in advance of each regular quarterly meeting over the course of the year. In their deliberations, the Directors/Trustees did not identify any single piece of information that was all-important or controlling.
The nature, extent and quality of the services provided to the Portfolios under the Agreements. The Directors/Trustees considered the nature, extent and quality of the services provided by the Advisor and AllianceBernstein, as applicable, to the Portfolios and the resources dedicated to the Funds by the Advisor and AllianceBernstein. The Directors/Trustees also considered the background and experience of the Advisor’s and AllianceBernstein’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers who are primarily responsible for the day-to-day portfolio management services for the Portfolios. The Directors/Trustees also considered the allocation of responsibilities among the Advisor and AllianceBernstein. The Directors/Trustees also took into account the Advisor’s and AllianceBernstein’s investment experience.  The Directors/Trustees also considered that the Boards receive information from the Funds’ Chief Compliance Officer regarding the Advisor’s and AllianceBernstein’s compliance policies and procedures. The Directors/Trustees also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year. After reviewing these and related factors, the Boards, including all of the Independent Directors/
215

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The Glenmede Portfolios

(Unaudited) — (Continued)
Trustees, reached the following conclusions, among others, regarding the Advisor and AllianceBernstein and their respective Agreements: the Advisor and AllianceBernstein each has the capabilities, resources and personnel necessary to manage their respective Portfolio(s); the Advisor has the capabilities, resources and personnel necessary to oversee AllianceBernstein as the sub-advisor to the High Yield Municipal Portfolio; and the Boards are satisfied with the quality of services provided by the Advisor in advising its Portfolios and AllianceBernstein in sub-advising the High Yield Municipal Portfolio.
The costs of the services provided and/or profits realized by the Advisor and AllianceBernstein from their relationships with the Portfolios. The Directors/Trustees considered the fees charged to each Portfolio that pays an advisory fee as well as the expense levels of each Portfolio. This information included comparisons of each Portfolio’s advisory fee and expenses to those of its peer groups and information about the advisory fees charged by the Advisor and AllianceBernstein to other accounts with a similar strategy, if any. In evaluating the Portfolios’ advisory fees, the Directors/Trustees considered the demands, complexity and quality of the investment management of the Portfolios.  In considering the fees charged by the Advisor and AllianceBernstein to any comparable accounts, the Directors/Trustees also considered, among other things, management’s discussion of the different investment restrictions or policies that may be involved in managing accounts of different types and that mutual funds generally involve more compliance and regulatory filings and generally require additional services to manage shareholder purchases and redemptions than separate accounts.
The Directors/Trustees also noted that the sub-advisory fee for the High Yield Municipal Portfolio would not be paid by the Portfolio, but would be paid by the Advisor out of its advisory fee. The Directors/Trustees also considered that the Advisor had renewed the existing expense limitation agreements with the Quantitative U.S. Long/Short Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Equity Income Portfolio, Global Secured Options Portfolio, Women in Leadership U.S. Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Short Term Tax Aware Fixed Income Portfolio and Quantitative U.S. Total Market Equity Portfolio, pursuant to which the Advisor agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each such Portfolio’s total annual operating expenses for a period of time.
The Directors/Trustees examined the profitability of the Advisor on a Portfolio-by-Portfolio basis and concluded that the profit to the Advisor for advisory services to the Portfolios seemed reasonable. The Boards also noted that The Glenmede Trust Company N.A. receives fees for shareholder servicing fees for certain classes of the Portfolios.  The Glenmede Fund Board concluded that AllianceBernstein’s profitability for providing services to the High Yield Municipal Portfolio was not a material factor in determining whether to renew the Sub-Advisory Agreement for the High Yield Municipal Portfolio; and the benefits derived by the Advisor from managing the Portfolios, including how the Advisor uses soft dollars and selects brokers, and the ways in which it conducts portfolio transactions, seemed reasonable. The Glenmede Fund Board concluded that consideration of AllianceBernstein’s use of soft dollars was not relevant because based on the information provided, AllianceBernstein does not use soft dollars in sub-advising the High Yield Municipal Portfolio.
After reviewing these and related factors, including taking into account management’s discussion regarding the Portfolios’ expenses, the Boards concluded that the advisory fees and the sub-advisory fee were reasonable, and that the costs of these services generally and the related profitability of the Advisor from its relationships with the Portfolios were reasonable and supported the continuation of the Agreements. The Boards considered the annual operating expenses paid by each Portfolio and the operating expenses being paid by other comparable mutual funds.  The Boards concluded that based on the Broadridge reports and those Portfolios that have contractual fee waiver and expense reimbursement agreements with the Advisor, the annual portfolio operating expenses were reasonable.
Investment performance of the Portfolios. The Directors/Trustees received and reviewed with management, information about the performance of the Portfolios over various time periods, including information that compared the performance of the Portfolios to the performance of peer groups and each Portfolio’s performance benchmark. The Boards also took into account the portfolio managers’ discussion of each Portfolio’s performance, including, where applicable, the reasons for a Portfolio’s over-or-under performance as compared to its benchmark index and/or peer group.  The Boards concluded that based on the information provided, the performance of the Portfolios are generally mixed as compared with their applicable benchmark indices and other mutual funds in their peer groups in light of all factors considered.
Economies of Scale. The Directors/Trustees considered the existence of any economies of scale in the provision of services by the Advisor and AllianceBernstein and whether those economies would be shared with the Portfolios through expense waivers or limitations. The Directors/Trustees noted that since the fees payable to the Advisor do not have breakpoints, there would be no economies of scale for those fees as the Portfolios’ assets increase. With respect to its evaluation of the High Yield Municipal Portfolio’s sub-advisory fee, economies of scale were not considered relevant because the sub-advisory fee is paid by the Advisor, not the High Yield Municipal Portfolio nor its shareholders, and therefore has no impact on the High Yield Municipal Portfolio’s expense ratio. After reviewing these and related factors, the Boards concluded that the advisory fees and sub-advisory fee were reasonable and supported the continuation of the Agreements.
216

The Glenmede Fund, Inc.
The Glenmede Portfolios

(Unaudited) — (Concluded)
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Boards, including the Independent Directors/Trustees, concluded that renewal of each of the Investment Advisory Agreements and the Sub-Advisory Agreement would be reasonable and fair to the respective Portfolios and their shareholders, and approved the Agreements for an additional one-year period.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
Each of the Portfolios has adopted the Funds’ Liquidity Risk Management Program (the “Program”) pursuant to Rule 22e-4 under the 1940 Act, (the “Liquidity Rule”). The Program seeks to assess, manage and review each Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. Each Fund’s Board has appointed Glenmede Investment Management L.P. to be the program administrator for the Program (the “Program Administrator”). Among other things, the Liquidity Rule requires that the Program Administrator provide a written report to the Boards on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of the Highly Liquidity Investment Minimum (“HLIM”) established for each Portfolio, if any, and any material changes to the Program (the “Report”). At the June 8, 2023 Board meetings, the Program Administrator presented the annual Report concerning the operation of the Program for the period from May 1, 2022 through April 30, 2023 (the “Program Reporting Period”). The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program had been adequately and effectively implemented with respect to each Portfolio. There were no material changes to the Program during the Program Reporting Period and none of the Portfolios were required to set a HLIM. The Report concluded that the Program is appropriately designed, implemented and is effectively operating to assess and manage each Portfolio’s liquidity risk within the compliance parameters of the Liquidity Rule during the Program Reporting Period.
217

The Glenmede Fund, Inc. and The Glenmede Portfolios
Investment Advisor
Glenmede Investment Management LP
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, Pennsylvania 19103
Administrator
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016
Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, Pennsylvania 19103-6996
Distributor
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, Wisconsin 53202
Independent Auditors
PricewaterhouseCoopers LLP
2 Commerce Square, Suite #1800
2001 Market Street
Philadelphia, Pennsylvania 19103
Investment Sub-Advisor
(for High Yield Municipal Portfolio)
AllianceBernstein L.P.
501 Commerce Street
Nashville, TN 37203

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios (the "Funds"). It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Funds’ investment policies and expenses as well as other pertinent information.

(b) Not applicable.

Item 2. Code of Ethics.

As of October 31, 2023, the Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2023, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harry Wong, who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $484,488 and $523,247 for the fiscal years ended October 31, 2022 and October 31, 2023, respectively.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2022 and October 31, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, other tax-related filings, excise tax calculations and final income distributions for liquidating funds were $97,900 and $100,120 for the fiscal years ended October 31, 2022 and October 31, 2023, respectively.

(d)

All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2022 and October 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2023 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees and services billed by the Registrant’s accountant for each of the last two fiscal years were $97,900 and $100,120 for the fiscal years ended October 31, 2022 and October 31, 2023, respectively, as described above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in Item 2 is attached hereto.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant, as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350), are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE GLENMEDE FUND, INC.

By (Signature and Title)	/s/ Kent E. Weaver
Kent E. Weaver President (Principal Executive Officer)

Date December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kent E. Weaver
Kent E. Weaver President (Principal Executive Officer)

Date December 27, 2023

/s/ Christopher E. McGuire
Christopher E. McGuire Treasurer (Principal Financial Officer)

Date December 27, 2023